UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10161
                                                     ---------

                     Columbia Strategic Investor Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698
                                                           --------------

                    Date of fiscal year end: August 31, 2005
                                             ---------------

                    Date of reporting period: August 31, 2005
                                              ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




                              COLUMBIA FUNDS

                              ANNUAL REPORT

                              AUGUST 31, 2005


                              COLUMBIA INTERNATIONAL STOCK FUND

                              COLUMBIA MID CAP GROWTH FUND

                              COLUMBIA SMALL CAP GROWTH FUND I

[PHOTO OF WOMAN SMILING]      COLUMBIA REAL ESTATE EQUITY FUND

                              COLUMBIA TECHNOLOGY FUND

                              COLUMBIA STRATEGIC INVESTOR FUND

                              COLUMBIA BALANCED FUND

                              COLUMBIA SHORT TERM BOND FUND

                              COLUMBIA FIXED INCOME SECURITIES FUND

                              COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                              COLUMBIA CONSERVATIVE HIGH YIELD FUND

                              COLUMBIA DAILY INCOME COMPANY

TABLE OF CONTENTS

Economic Update ........................................................      1

Columbia International Stock Fund ......................................      2

Columbia Mid Cap Growth Fund ...........................................      6

Columbia Small Cap Growth Fund I .......................................     10

Columbia Real Estate Equity Fund .......................................     14

Columbia Technology Fund ...............................................     18

Columbia Strategic Investor Fund .......................................     22

Columbia Balanced Fund .................................................     26

Columbia Short Term Bond Fund ..........................................     30

Columbia Fixed Income Securities Fund ..................................     34

Columbia Oregon Intermediate Municipal Bond Fund .......................     38

Columbia Conservative High Yield Fund ..................................     42

Columbia Daily Income Company ..........................................     46

Financial Statements ...................................................     50

Report of Independent Registered Public Accounting Firm ................    192

Unaudited Information ..................................................    193

Trustees ...............................................................    194

Officers ...............................................................    196

Columbia Funds .........................................................    197

Important Information About This Report ................................    201

The views expressed in the President's message and Portfolio Managers' Report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Not FDIC   May Lose Value
          ----------------
Insured   No Bank Gurantee

PRESIDENT'S MESSAGE ____________________________________________________________
                                                                  COLUMBIA FUNDS

DEAR SHAREHOLDER:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of the Nations Funds, Galaxy Funds and Columbia Funds, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,


/s/ Christopher L. Wilson

Christopher L. Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds. Chris joined Bank of America in August 2004.

ECONOMIC UPDATE ________________________________________________________________
                                                                  COLUMBIA FUNDS

(Sidebar)
SUMMARY

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005

o DESPITE BOUTS OF VOLATILITY, THE BROAD STOCK MARKET GENERATED A DOUBLE-DIGIT RETURN FOR THE PERIOD. THE S&P 500 INDEX RETURNED 12.56%. AS THE ECONOMY EXPANDED, SMALL CAP STOCKS OUTPERFORMED LARGE CAP STOCKS, AS MEASURED BY THE RUSSELL 2000 INDEX.

               [UP ARROW]                  [UP ARROW]

                S&P 500                     RUSSELL
                 INDEX                       INDEX

                 12.56%                      23.10%

o INVESTMENT-GRADE BONDS CHALKED UP MODEST GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX.

               [UP ARROW]                  [UP ARROW]

                 LEHMAN                   MERRILL LYNCH
                 INDEX                        INDEX

                 4.15%                        9.28%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The US economy moved ahead at a healthy pace during the 12-month period that began September 1, 2004 and ended August 31, 2005. Gross domestic product expanded at an annualized rate of 3.6% as job growth helped buoy consumer spending and rising profits boosted business spending. Employment data was solid. The economy added an average of 185,000 new jobs each month, and the unemployment rate dipped to a four-year low of 4.9%.

However, record-high energy prices began to weigh on economic growth as the period wore on. Signs of slower growth cropped up in retail spending and industrial activity. Consumer confidence readings dipped in July and fell sharply in the weeks after Hurricane Katrina, which occurred late in August. The decline was the largest in 25 years, according to the University of Michigan's monthly survey. Now, the challenges of dealing with the storm's devastating losses has further threatened the economy's momentum.

Despite these setbacks, the longer-term outlook for the US economy remains favorable. With the assistance from insurance funds, federal monies and charitable contributions, the Gulf region is on track to rebuild, which could send a positive ripple throughout the national economy.

DESPITE VOLATILITY, STOCKS MOVED AHEAD

The S&P 500 Index--a broad measure of large company stock market performance--returned 12.56% for this reporting period. Although returns were lackluster in the first two months of the period, most segments of the stock market bounced back after the presidential election in November. Stocks retreated again early in 2005 as energy prices and interest rates moved higher. Positive economic reports helped boost stock returns in June and July. However, stocks pulled back again in August as the economy recorded some disappointments. Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth outdistanced value. Foreign stock markets outperformed the broad US market. The MSCI EAFE Index, which measures stock market performance in developed markets outside the United States, returned 23.58% for the 12-month period. The stock markets of developing Asia and China did even better.

BONDS DELIVERED MODEST GAINS

The US bond market delivered positive but modest returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher--and bond prices lower. That was not the case over the past 12 months. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at just over 4.0%--slightly lower than where it started the period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 4.15% for the 12-month period. High-yield bonds led the fixed income markets despite a setback in the spring when GM and Ford bonds were downgraded. The weak patch for high yield was temporary as generally improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe helped get the sector back on track. The Merrill Lynch US High Yield, Cash Pay Index returned 9.28%.

SHORT-TERM INTEREST RATES MOVED HIGHER

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.50% to 3.50% 1 during the period. In the wake of Hurricane Katrina, some market observers speculated that the Fed might curtail its rate hikes, but the consensus favored higher short-term rates through the end of the year.

1     The federal funds rate was raised to 3.75% on September 20, 2005.

PERFORMANCE INFORMATION ________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND


PERFORMANCE OF A  $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE       WITHOUT          WITH
-----------------------------------------
Class A             20,339         19,175
-----------------------------------------
Class B             19,831         19,831
-----------------------------------------
Class C             19,909         19,909
-----------------------------------------
Class D             19,973         19,781
-----------------------------------------
Class G             19,831         19,831
-----------------------------------------
Class Z             20,618           n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

   CLASS A SHARES       CLASS A SHARES                        MSCI ALL COUNTRY
WITHOUT SALES CHARGE   WITH SALES CHARGE   MSCI EAFE INDEX    WORLD EX US INDEX
--------------------   -----------------   ---------------    -----------------
09/95  10000                  9425                10000            10000
       10243                  9654                10195            10171
       10129                  9547                 9921             9899
       10332                  9738                10197            10132
       10583                  9974                10607            10532
       10721                 10104                10651            10677
       10721                 10104                10687            10677
       11117                 10478                10914            10875
       11539                 10875                11231            11205
       11724                 11050                11025            11037
       11935                 11249                11086            11093
       11319                 10669                10763            10725
       11497                 10836                10786            10788
       11789                 11111                11073            11055
       11724                 11050                10960            10945
       12178                 11478                11397            11367
       12339                 11629                11250            11235
       12330                 11621                10856            11029
       12678                 11949                11034            11231
       12802                 12066                11074            11207
       13104                 12351                11132            11301
       13860                 13063                11857            12000
       14519                 13684                12510            12662
       14954                 14094                12713            12918
       13797                 13004                11763            11901
       14741                 13893                12422            12545
       13718                 12929                11467            11477
       13656                 12871                11350            11334
       13754                 12963                11449            11464
       13864                 13067                11972            11807
       14427                 13598                12740            12595
       14919                 14061                13133            13030
       15291                 14411                13237            13124
       15502                 14610                13172            12887
       15551                 14657                13272            12838
       15641                 14742                13406            12960
       13513                 12736                11745            11132
       12800                 12064                11384            10897
       13835                 13039                12570            12039
       14799                 13948                13214            12686
       15520                 14627                13735            13124
       15992                 15072                13694            13109
       15600                 14703                13368            12816
       16002                 15082                13925            13434
       16495                 15547                14489            14106
       15913                 14998                13743            13443
       16726                 15764                14279            14062
       17408                 16407                14703            14392
       17790                 16767                14757            14442
       18161                 17117                14906            14541
       19146                 18045                15465            15082
       21556                 20317                16002            15685
       24509                 23100                17439            17181
       23338                 21996                16332            16248
       24885                 23454                16771            16687
       24477                 23070                17422            17314
       22445                 21155                16505            16348
       20706                 19515                16103            15930
       21565                 20325                16732            16608
       20578                 19394                16031            15952
       21201                 19982                16171            16150
       19891                 18747                15383            15254
       19000                 17907                15020            14769
       18141                 17098                14457            14106
       18963                 17872                14970            14587
       18860                 17776                14962            14805
       17846                 16820                13840            13633
       16613                 15657                12917            12669
       17639                 16625                13815            13530
       17369                 16371                13327            13157
       16805                 15839                12782            12652
       16254                 15319                12549            12371
       15945                 15028                12232            12064
       14366                 13540                10993            10784
       14764                 13915                11274            11086
       15111                 14242                11690            11593
       15460                 14571                11759            11742
       14778                 13929                11135            11240
       14882                 14026                11213            11321
       15575                 14680                11873            11983
       15653                 14753                11897            12013
       15808                 14899                12048            12144
       15385                 14500                11569            11619
       14061                 13253                10427            10486
       13934                 13132                10403            10487
       12507                 11788                 9286             9376
       12961                 12215                 9784             9878
       13374                 12605                10228            10353
       12974                 12228                 9885            10019
       12393                 11680                 9472             9667
       12212                 11510                 9256             9471
       12122                 11425                 9074             9287
       12961                 12215                 9963            10183
       13671                 12885                10567            10831
       13915                 13115                10823            11131
       14290                 13468                11085            11427
       14638                 13797                11352            11768
       15038                 14173                11702            12097
       15928                 15012                12431            12881
       16083                 15158                12707            13162
       17154                 16168                13699            14166
       17502                 16496                13892            14394
       17721                 16702                14213            14760
       17889                 16861                14293            14852
       17412                 16411                13970            14390
       17218                 16228                14017            14436
       17540                 16532                14324            14749
       16856                 15887                13859            14320
       16831                 15863                13920            14434
       17127                 16142                14283            14899
       17682                 16665                14770            15418
       18793                 17712                15779            16488
       19443                 18325                16471            17195
       18978                 17887                16170            16899
       19779                 18642                16868            17732
       19300                 18191                16445            17252
       18965                 17874                16059            16826
       18874                 17788                16067            16932
       19028                 17934                16280            17250
       19635                 18506                16780            17886
08/05  20339                 19175                17207            18346

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the US. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS           A                B                C                D                G            Z
------------------------------------------------------------------------------------------------------------
INCEPTION DATE     11/01/02         11/01/02         10/13/03         11/01/02         03/18/05     10/01/92
------------------------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
------------------------------------------------------------------------------------------------------------
1-year           20.89   13.94    19.98   14.98    19.98   18.98    19.91   18.91    19.98   14.98    21.20
------------------------------------------------------------------------------------------------------------
5-year           -0.82   -1.99    -1.32   -1.66    -1.25   -1.25    -1.18   -1.38    -1.32   -1.82    -0.55
------------------------------------------------------------------------------------------------------------
10-year           7.36    6.73     7.09    7.09     7.13    7.13     7.16    7.06     7.09    7.09     7.50


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS             A                B                C                D               G            Z
------------------------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
------------------------------------------------------------------------------------------------------------
1-year            8.49    2.25     7.70    2.70     7.68    6.68     7.65    6.65     7.70    2.70     8.77
------------------------------------------------------------------------------------------------------------
5-year           -2.48   -3.62    -2.93   -3.26    -2.87   -2.87    -2.80   -2.99    -2.93   -3.42    -2.22
------------------------------------------------------------------------------------------------------------
10-year           7.15    6.51     6.89    6.89     6.93    6.93     6.97    6.86     6.89    6.89     7.29


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class G performance information includes returns of the fund's Class B shares for the period from 11/01/02 through 03/18/05 and for periods prior thereto, the fund's Class Z shares. Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, and G would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT
      FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL    ACTUAL    HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------
Class A      1,000.00         1,000.00     1,028.68     1,019.00        6.29         6.26             1.23
----------------------------------------------------------------------------------------------------------------
Class B      1,000.00         1,000.00     1,024.70     1,015.22       10.10        10.06             1.98
----------------------------------------------------------------------------------------------------------------
Class C      1,000.00         1,000.00     1,025.21     1,015.22       10.11        10.06             1.98
----------------------------------------------------------------------------------------------------------------
Class D      1,000.00         1,000.00     1,024.50     1,015.22       10.10        10.06             1.98
----------------------------------------------------------------------------------------------------------------
Class G      1,000.00         1,000.00     1,024.72     1,015.48        8.99         9.80             1.93
----------------------------------------------------------------------------------------------------------------
Class Z      1,000.00         1,000.00     1,030.60     1,020.27        5.02         4.99             0.98


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by
365. Class G commenced operation on March 18, 2005.

Had the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

(sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 20.89% WITHOUT SALES CHARGE.

o STEADY ECONOMIC GROWTH AND RISING CORPORATE PROFITS HELPED THE FUND, ITS BENCHMARK AND PEER GROUP ACHIEVE STRONG, DOUBLE-DIGIT RETURNS FOR THE PERIOD.

o THE FUND'S ABOVE-INDEX WEIGHT IN ENERGY AIDED PERFORMANCE AS ENERGY WAS THE PERIOD'S BEST-PERFORMING SECTOR. STOCK SELECTION IN THE UNITED KINGDOM AND AUSTRALIA DETRACTED FROM THE FUND'S RETURN RELATIVE TO ITS BENCHMARK.

              [UP ARROW]              [UP ARROW]

            CLASS A SHARES          MSCI EAFE INDEX

                20.89%                  23.58%

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE DEVELOPED MARKET EQUITY PERFORMANCE, EXCLUDING THE US AND CANADA.

                                   OBJECTIVE
                             Seeks long-term capital
                          appreciation by investing in
                        stocks issued by companies from
                        at least three countries outside
                               the United States.

                                TOTAL NET ASSETS
                                $1,053.4 million

For the 12-month period ended August 31, 2005, Columbia International Stock Fund class A shares returned 20.89% without sales charge. The MSCI EAFE Index, the fund's benchmark, returned 23.58%. The average return of the fund's peer group, the Lipper International Multi-Cap Growth Fund Category, was 24.53% for the same period. 1 The fund's above-index weight in energy helped it achieve its strong return. Energy was the best-performing sector for the period. Stock selection in the United Kingdom and Australia detracted from its return relative to its benchmark.

ENERGY STOCKS DROVE FUND'S PERFORMANCE

With oil prices rising approximately 70% during the 12 months, a larger-than-index weight in energy was the best performing position in the portfolio. OMV AG, an Austria-based oil and gas producer, and Canada's EnCana, the largest oil and gas exploration company in North America, were two of the fund's top performing energy stocks.

EMPHASIZED COMPANIES WITH RISING DIVIDENDS AND CAPITAL EXPENDITURES

We emphasized companies that we believed were likely to raise their dividend payouts and/or benefit from capital expenditures. As a result, the fund was overweight in industrials relative to the index. Vinci SA, a French construction company, was one of the best performers in the portfolio. We also added ABB in Switzerland, a manufacturer of equipment used by utilities. For several years investors avoided ABB, as the company was under the strain of asbestos litigation. At the time we purchased the stock, it was selling at a significant discount to its peers. Over the past year, ABB has benefited from strong global trends, such as the building and upgrading of utilities around the world. We also invested in Veolia Environnement, a French utility that provides water and waste management services to the United States and Europe. The company has reaped the rewards of a significant restructuring program, which has included cost cutting and debt reduction.

RAISED EXPOSURE TO SINGAPORE AND HONG KONG

Because Singapore's economy appeared to be more resilient than other developed economies, we significantly boosted investment in the country. We felt that consumers were poised to boost spending and believed that many companies had the potential to increase their earnings and dividend payouts. In addition, valuations were attractive. Companies in Singapore were some of the best performers in the portfolio. We also raised exposure to Hong Kong, an area that benefited from a stronger economy and a particularly vibrant real estate sector.

We sold long-term holdings Erste Bank der Oesterreichischen Sparkassen in Austria and Alpha Bank in Greece. Both had been portfolio leaders, but they face increased competition. We became concerned that they would not be able to sustain their high level of earnings growth.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

(Sidebar)
NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                             15.76
-----------------------------------------
Class B                             15.37
-----------------------------------------
Class C                             15.43
-----------------------------------------
Class D                             15.48
-----------------------------------------
Class G                             15.37
-----------------------------------------
Class Z                             15.85

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              0.00
-----------------------------------------
Class B                              0.00
-----------------------------------------
Class C                              0.00
-----------------------------------------
Class D                              0.00
-----------------------------------------
Class G                              0.00
-----------------------------------------
Class Z                              0.07

TOP 5 COUNTRIES AS OF 08/31/05 (%)

United Kingdom                       24.9
-----------------------------------------
Japan                                23.0
-----------------------------------------
France                                9.5
-----------------------------------------
Germany                               7.9
-----------------------------------------
Switzerland                           6.7

TOP 10 HOLDINGS AS OF 08/31/05 (%)

Vodafone Group                        2.6
-----------------------------------------
Nestle SA                             2.3
-----------------------------------------
Total SA                              1.9
-----------------------------------------
GlaxoSmithKline                       1.8
-----------------------------------------
HSBC Holdings                         1.6
-----------------------------------------
Toyota Motor                          1.5
-----------------------------------------
BP ADR                                1.5
-----------------------------------------
AstraZeneca                           1.4
-----------------------------------------
Royal Bank of Scotland                1.3
-----------------------------------------
BP                                    1.2

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

OMV AG                                0.7
-----------------------------------------
EnCana                                0.7
-----------------------------------------
Vinci SA                              1.2
-----------------------------------------
ABB                                   0.4
-----------------------------------------
Veolia Environnement                  1.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

REDUCED EXPOSURE TO COMMODITY STOCKS DETRACTED FROM PERFORMANCE

We reduced exposure to the metals and mining sector early in the period because of concerns that stock valuations were excessive and company profit margins were set to decline as capital expenditures increased. Unfortunately, we were premature in our assessment of the metals and mining area, as the continued strong global demand for commodities resulted in both higher product prices and stock prices. As a result, our underweight in metals and mining stocks held back the fund's return.

SEEKING NEW OPPORTUNITIES WHILE MAINTAINING CURRENT PORTFOLIO THEMES

We plan to continue to seek out opportunities among large companies that have the potential to increase their dividend payouts and to maintain our emphasis on companies that should benefit from capital spending. Despite forecasts for slower economic growth in Europe, we believe there are opportunities in markets where valuations are attractive. Germany looks poised to benefit from continued global industrial production growth and further corporate restructuring plans. The German market is trading at 12 times next year's estimated earnings per share, which is attractive relative to the MSCI Europe Index, which is trading at 14 times earnings. We are also optimistic about Japan's prospects. Economic data, such as rising consumer confidence and strong industrial production numbers, could bode well for Japan. In addition, we expect ongoing political and economic restructuring efforts to boost investor confidence in the Japanese market.

                    Penelope L. Burgess has co-managed the fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1993.


                    /s/ Penelope L. Burgess

                    Deborah F. Snee has co-managed the fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1999.


                    /s/ Deborah F. Snee

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

PERFORMANCE INFORMATION ________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

(Sidebar)
PERFORMANCE OF A $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE       WITHOUT          WITH
-----------------------------------------
Class A            21,495          20,255
-----------------------------------------
Class B            21,039          21,039
-----------------------------------------
Class C            21,087          21,087
-----------------------------------------
Class D            21,058          20,852
-----------------------------------------
Class G            20,981          20,981
-----------------------------------------
Class T            21,534          20,292
-----------------------------------------
Class Z            21,737           n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

   CLASS A SHARES       CLASS A SHARES      RUSSELL MIDCAP     RUSSELL MIDCAP
WITHOUT SALES CHARGE   WITH SALES CHARGE     GROWTH INDEX           INDEX
--------------------   -----------------    --------------     --------------
09/95  10000                  9425               10000              10000
       10159                  9575               10223              10226
        9736                  9177                9964               9997
       10262                  9672               10410              10494
       10434                  9834               10415              10555
       10355                  9760               10599              10777
       10817                 10195               11000              11031
       11080                 10443               11087              11191
       12048                 11356               11622              11507
       12389                 11677               11859              11681
       11679                 11008               11501              11506
       10536                  9930               10609              10794
       11179                 10536               11183              11307
       11611                 10944               11893              11866
       11285                 10636               11754              11961
       11912                 11228               12446              12689
       11797                 11119               12237              12560
       12077                 11382               12778              13030
       11887                 11203               12497              13010
       11310                 10660               11791              12457
       11227                 10581               12079              12767
       12279                 11573               13162              13699
       12676                 11948               13526              14147
       13390                 12620               14821              15327
       13349                 12581               14676              15160
       13996                 13191               15418              16026
       13182                 12424               14646              15402
       13319                 12553               14800              15769
       13289                 12525               14993              16204
       12934                 12191               14724              15900
       13761                 12970               16108              17143
       14633                 13792               16782              17955
       14588                 13749               17011              18000
       14207                 13390               16312              17444
       14437                 13607               16773              17687
       13453                 12679               16055              16843
       11767                 11091               12990              14148
       12587                 11864               13972              15063
       13112                 12358               15001              16091
       13715                 12927               16013              16852
       15501                 14610               17672              17839
       15187                 14313               18202              17809
       13934                 13132               17312              17216
       14328                 13504               18277              17755
       14794                 13943               19110              19067
       14834                 13981               18864              19012
       15870                 14958               20180              19683
       15456                 14567               19538              19142
       15167                 14295               19335              18646
       15376                 14492               19171              17989
       16302                 15365               20653              18842
       18317                 17264               22792              19385
       21132                 19917               26740              21091
       21492                 20256               26735              20393
       27621                 26033               32354              21961
       27176                 25614               32387              23219
       24521                 23111               29242              22121
       23180                 21847               27110              21535
       25751                 24270               29987              22172
       24733                 23311               28089              21924
       28194                 26573               32324              24024
       27602                 26014               30744              23680
       25675                 24199               28641              23316
       21955                 20692               22417              21217
       24060                 22677               23598              22832
       23644                 22284               24946              23200
       20986                 19780               20630              21787
       19181                 18079               17678              20436
       21015                 19807               20625              22183
       20673                 19484               20528              22596
       20292                 19126               20538              22383
       19552                 18427               19154              21743
       18441                 17381               17765              20906
       16357                 15417               14829              18385
       16949                 15975               16387              19113
       18338                 17283               18152              20715
       19011                 17917               18842              21547
       18370                 17314               18230              21418
       17545                 16536               17196              21191
       18582                 17514               18508              22462
       18106                 17065               17529              22027
       17815                 16790               17007              21778
       16584                 15630               15129              20319
       15313                 14433               13659              18336
       14955                 14095               13611              18436
       14296                 13474               12530              16735
       14693                 13848               13501              17580
       15110                 14241               14558              18800
       14325                 13501               13679              18059
       14325                 13501               13545              17694
       13995                 13190               13427              17461
       14082                 13272               13677              17634
       14790                 13940               14608              18914
       16061                 15137               16013              20644
       16322                 15384               16242              20853
       16672                 15713               16822              21541
       17545                 16537               17749              22476
       16605                 15650               17405              22195
       17943                 16912               18808              23889
       18439                 17378               19312              24560
       18603                 17533               19522              25297
       19001                 17908               20167              26033
       18942                 17853               20505              26592
       18749                 17671               20466              26598
       17847                 16821               19889              25622
       18079                 17039               20359              26257
       18496                 17433               20682              26984
       16848                 15880               19313              25805
       16479                 15532               19076              25916
       17178                 16190               19787              26758
       17877                 16849               20458              27497
       18973                 17882               21514              29171
       19886                 18742               22544              30414
       19528                 18405               21940              29660
       19975                 18826               22495              30576
       19354                 18241               22166              30335
       18326                 17272               21289              29367
       19790                 18652               22509              30774
       20131                 18973               22927              31602
       21401                 20170               24264              33267
08/05  21495                 20255               24114              33035

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS           A                B                C                D                G                T            Z
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION          11/01/02         11/01/02         10/13/03         11/01/02         11/01/02         11/01/02     11/20/85
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
1-year           30.43   22.93    29.49   24.49    29.48   28.48    29.46   28.46    29.52   24.52    30.36   22.86    30.75
-----------------------------------------------------------------------------------------------------------------------------
5-year           -5.28   -6.40    -5.69   -5.96    -5.64   -5.64    -5.67   -5.86    -5.74   -6.16    -5.25   -6.37    -5.07
-----------------------------------------------------------------------------------------------------------------------------
10-year           7.95    7.31     7.72    7.72     7.75    7.75     7.73    7.63     7.69    7.69     7.97    7.33     8.07


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS           A                B                C                D                G                T            Z
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
1- year           8.81    2.55     8.02    3.02     8.00    7.00     8.01    7.01     8.10    3.10     8.79    2.51     9.10
-----------------------------------------------------------------------------------------------------------------------------
5- year          -4.81   -5.93    -5.19   -5.47    -5.15   -5.15    -5.17   -5.36    -5.24   -5.65    -4.77   -5.89    -4.60
-----------------------------------------------------------------------------------------------------------------------------
10-Year           8.21    7.57     8.00    8.00     8.02    8.02     8.01    7.90     7.97    7.97     8.23    7.60     8.33


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL    ACTUAL    HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------
Class A      1,000.00         1,000.00     1,076.32     1,019.21       6.23         6.06             1.19
----------------------------------------------------------------------------------------------------------------
Class B      1,000.00         1,000.00     1,072.19     1,015.43      10.13         9.86             1.94
----------------------------------------------------------------------------------------------------------------
Class C      1,000.00         1,000.00     1,072.49     1,015.43      10.13         9.86             1.94
----------------------------------------------------------------------------------------------------------------
Class D      1,000.00         1,000.00     1,072.09     1,015.43      10.13         9.86             1.94
----------------------------------------------------------------------------------------------------------------
Class G      1,000.00         1,000.00     1,072.39     1,015.68       9.87         9.60             1.89
----------------------------------------------------------------------------------------------------------------
Class T      1,000.00         1,000.00     1,076.12     1,018.95       6.49         6.31             1.24
----------------------------------------------------------------------------------------------------------------
Class Z      1,000.00         1,000.00     1,077.38     1,020.47       4.92         4.79             0.94


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 30.43% WITHOUT SALES CHARGE.

o THE FUND'S PERFORMANCE SURPASSED THE RETURNS OF THE RUSSELL MIDCAP GROWTH INDEX AND THE RUSSELL MIDCAP INDEX AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER MID-CAP GROWTH FUNDS CATEGORY.

o STRONG STOCK SELECTION CONTRIBUTED TO THE FUND'S OUTPERFORMANCE FOR THE REPORTING PERIOD.

          [UP ARROW]           [UP ARROW]        [UP ARROW]

                                RUSSELL           RUSSELL
           CLASS A               MIDCAP            MIDCAP
            SHARES            GROWTH INDEX         INDEX

            30.43%               26.45%            27.47%

THE RUSSELL MIDCAP GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX, AS RANKED BY TOTAL MARKET CAPITALIZATION.

                                    OBJECTIVE
                            Seeks significant capital
                          appreciation by investing in
                           stocks of companies with a
                          market capitalization, at the
                       time of initial purchase, equal to
                        or less than the largest stock in
                            the Russell Midcap Index.

                                TOTAL NET ASSETS
                                 $841.8 million

For the 12-month period ended August 31, 2005, Columbia Mid Cap Growth Fund class A shares returned 30.43% without sales charge. The fund outperformed both the Russell Midcap Growth Index and the Russell Midcap Index, which returned 26.45% and 27.47%, respectively, during the same period. The fund also topped the 24.05% average return of its peer group, the Lipper Mid-Cap Growth Funds Category. 1 Strong stock selection drove the fund's outperformance.

TECHNOLOGY MADE STRONGEST CONTRIBUTION

Within the information technology sector, we restructured the portfolio last summer to eliminate commodity-type businesses in favor of those with greater intellectual property content, as reflected in companies with higher gross margins. These changes were key to the sector's significant contribution during this reporting period. Marvell Technology Group, levered to markets characterized by massive unit numbers, such as transceivers, power management and storage, was among the fund's top performers. NVIDIA, with its high-end graphics processing chips, and Broadcom, whose chips are used in the communications and networking markets, also performed well. Cognizant Technology Solutions, an IT services provider and a long-time holding, continued to increase earnings as corporations capitalized on the large, technically-skilled, English-speaking workforce in India.

ENERGY, MATERIALS BENEFITED FROM STRONG PRICING

The energy sector was a solid contributor to fund performance as oil and natural gas prices continued their strong rise. The fund's energy holdings outperformed the Russell Midcap Growth Index, and we maintained an overweight position in the sector. Standout performers included exploration and production companies XTO Energy and EOG Resources. Similarly, a favorable pricing environment for commodities helped the fund's holdings in the materials sector. Potash Corp. of Saskatchewan benefited from demand for fertilizer, and Peabody Energy advanced as higher oil and gas prices made coal a relatively more attractive energy source.

RETAILERS LED CONSUMER DISCRETIONARY NAMES

Strong stock selection in the consumer discretionary sector had a positive impact on performance. Chico's FAS and Coach both made significant contributions for the reporting period and have been a core part of the fund's retail holdings since July 2004. We believe these stocks represent good long-term growth vehicles because each company has demonstrated the potential to open new stores and make efficient use of technology to reach customers and control costs. Furthermore, they serve an affluent demographic group that tends to be less sensitive to changes in the economic environment.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

(Sidebar)
NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                             22.16
-----------------------------------------
Class B                             21.69
-----------------------------------------
Class C                             21.74
-----------------------------------------
Class D                             21.71
-----------------------------------------
Class G                             21.63
-----------------------------------------
Class T                             22.20
-----------------------------------------
Class Z                             22.41

TOP 5 SECTORS AS OF 08/31/05 (%)

Consumer discretionary               19.7
-----------------------------------------
Information technology               19.4
-----------------------------------------
Health care                          17.6
-----------------------------------------
Industrials                          12.9
-----------------------------------------
Energy                               10.9

TOP 10 HOLDINGS AS OF 08/31/05 (%)

Marvell Technology Group              2.0
-----------------------------------------
XM Satellite Radio Holdings           1.8
-----------------------------------------
Broadcom                              1.8
-----------------------------------------
Potash Corp. of Saskatchewan          1.8
-----------------------------------------
Corporate Executive Board             1.7
-----------------------------------------
Chico's FAS                           1.7
-----------------------------------------
American Tower                        1.5
-----------------------------------------
Tempur-Pedic International            1.3
-----------------------------------------
Robert Half International             1.3
-----------------------------------------
Urban Outfitters                      1.2

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

Marvell Technology Group              2.0
-----------------------------------------
NVIDIA                                0.4
-----------------------------------------
Broadcom                              1.8
-----------------------------------------
Cognizant Technology Solutions        1.0
-----------------------------------------
XTO Energy                            1.1
-----------------------------------------
EOG Resources                         1.1
-----------------------------------------
Potash Corp. of Saskatchewan          1.8
-----------------------------------------
Peabody Energy                        0.7
-----------------------------------------
Chico's FAS                           1.7
-----------------------------------------
Coach                                 1.1
-----------------------------------------
Urban Outfitters                      1.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

ROOM FOR IMPROVEMENT IN HEALTH CARE, FINANCIALS

Although no sectors posted a loss for the reporting period, the fund experienced relative weakness in certain areas, primarily in the health care and financial sectors. In health care, the fund's holdings slightly underperformed as they could not overcome the loss sustained when Elan Pharmaceuticals pulled Tysabri off the market shortly after its launch. Tysabri is a new drug for the treatment of multiple sclerosis. We sold the stock at a substantial loss. In the financials sector, the fund was hurt by not owning--or not owning enough of--some of the sector's best performers.

PORTFOLIO POSITIONED FOR CONTINUED GROWTH

We continue to believe that the economy has the potential to keep growing at a healthy rate, and the portfolio is positioned accordingly. We remain bullish longer term on energy. Earnings are currently very strong in the materials and industrials sectors, but we are watchful for signs of decelerating growth. Finally, with interest rate increases likely winding down, we believe that traditional growth sectors--such as health care, technology and consumer discretionary--are poised to provide compelling returns.

                    Kenneth A. Korngiebel has managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.


                    /s/ Kenneth A. Korngiebel

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PERFORMANCE INFORMATION ________________________________________________________
                                                COLUMBIA SMALL CAP GROWTH FUND I


PERFORMANCE OF A $10,000 INVESTMENT
10/01/96 - 08/31/05 ($)

Class Z                            27,354

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 10/01/96 - 08/31/05

                                [MOUNTAIN CHART]

                         RUSSELL 2000        RUSSELL 2000
   CLASS Z SHARES            INDEX           GROWTH INDEX
   --------------        ------------        ------------
10/96  10000                 10000               10000
       10174                  9876                9628
       10488                 10283                9896
       10762                 10552               10089
       11508                 10763               10341
       10820                 10503                9716
       10224                 10007                9030
       10191                 10035                8926
       11475                 11151               10267
       12245                 11629               10615
       13098                 12170               11159
       13753                 12449               11493
       15021                 13360               12411
       14449                 12774               11665
       14201                 12691               11387
       14432                 12913               11394
       13817                 12709               11242
       14953                 13648               12235
       16261                 14210               12748
       16435                 14288               12825
       15247                 13518               11893
       15715                 13547               12014
       14978                 12449               11011
       11771                 10032                8470
       12854                 10817                9329
       12984                 11258                9816
       13720                 11848               10577
       15109                 12582               11534
       15030                 12749               12054
       13452                 11716               10951
       13678                 11899               11340
       14077                 12965               12342
       14381                 13155               12362
       15682                 13749               13013
       16089                 13373               12611
       15726                 12878               12139
       16002                 12880               12374
       17555                 12933               12690
       19965                 13705               14032
       24048                 15257               16505
       24250                 15011               16352
       30795                 17489               20157
       29560                 16337               18039
       26350                 15353               16217
       24885                 14458               14796
       28386                 15719               16708
       26206                 15213               15276
       29285                 16374               16883
       28067                 15892               16044
       26663                 15183               14741
       23453                 13624               12064
       25451                 14794               12802
       25767                 15565               13838
       22982                 14544               11941
       20994                 13833               10856
       23433                 14915               12184
       23600                 15282               12467
       23984                 15809               12807
       22785                 14954               11715
       21092                 14471               10983
       17835                 12523                9210
       19105                 13255               10096
       20452                 14281               10939
       21839                 15163               11621
       21249                 15005               11207
       20197                 14594               10482
       21535                 15766               11393
       20856                 15909               11147
       20089                 15203               10494
       18741                 14449                9605
       16203                 12267                8128
       16459                 12236                8124
       15751                 11358                7538
       16027                 11722                7919
       16942                 12768                8704
       16038                 12057                8103
       15988                 11723                7883
       15742                 11369                7672
       16056                 11515                7788
       17346                 12607                8525
       18950                 13960                9486
       19422                 14212                9669
       20141                 15102               10400
       21273                 15794               10958
       20624                 15502               10681
       22670                 16804               11604
       23191                 17400               11982
       23142                 17753               12036
       24519                 18524               12668
       24431                 18691               12649
       24136                 18865               12709
       22926                 17902               12071
       23321                 18187               12311
       24030                 18953               12721
       21817                 17677               11578
       20981                 17587               11329
       22240                 18412               11956
       22849                 18775               12246
       24236                 20402               13281
       25368                 21006               13758
       24069                 20130               13139
       24719                 20471               13319
       24247                 19885               12820
       22654                 18746               12004
       24770                 19974               12851
       25882                 20744               13266
       27455                 22060               14193
08/05  27354                 21654               13996

The chart above shows the growth in value of a hypothetical $10,000 investment in Class Z shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from October 1, 1996.

AVERAGE ANNUAL TOTAL RETURN
AS OF 08/31/05 (%)

SHARE CLASS                          Z
-----------------------------------------
INCEPTION                        10/01/96
-----------------------------------------
1- year                            30.39
-----------------------------------------
5-year                             -1.36
-----------------------------------------
Life                               11.95

AVERAGE ANNUAL TOTAL RETURN
AS OF 06/30/05 (%)

SHARE CLASS                          Z
-----------------------------------------
1- year                             7.70
-----------------------------------------
5-year                             -1.83
-----------------------------------------
Life                               11.49

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                COLUMBIA SMALL CAP GROWTH FUND I


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD, " LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL. " MULTIPLY THIS NUMBER BY THE RESULT FROM STEP
      1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL    ACTUAL    HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------
Class Z      1,000.00         1,000.00     1,107.12     1,019.56       5.95         5.70             1.12


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                COLUMBIA SMALL CAP GROWTH FUND I

(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS Z SHARES RETURNED 30.39%.

o THE FUND OUTPERFORMED THE RUSSELL 2000 GROWTH INDEX AND THE BROADER RUSSELL 2000 INDEX, AS WELL AS ITS PEER GROUP.

o STRONG STOCK SELECTION, PARTICULARLY IN THE INFORMATION TECHNOLOGY, INDUSTRIAL AND HEALTH CARE SECTORS, CONTRIBUTED TO THE FUND'S OUTPERFORMANCE.

       [UP ARROW]        [UP ARROW]          [UP ARROW]

        CLASS Z         RUSSELL 2000        RUSSELL 2000
         SHARES         GROWTH INDEX           INDEX

         30.39%            23.51%              23.10%

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF THE 2,000 SMALLEST OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

                                    OBJECTIVE
                          Seeks capital appreciation by
                        investing in stocks of companies
                          with a market capitalization,
                        at the time of initial purchase,
                            equal to or less than the
                              largest stock in the
                             S&P SmallCap 600 Index.

                                TOTAL NET ASSETS
                                 $214.7 million

For the 12-month period ended August 31, 2005, Columbia Small Cap Growth Fund I class Z shares returned 30.39%. The fund surpassed the 23.51% return of the Russell 2000 Growth Index and the 23.10% return of the Russell 2000 Index during the same period. The fund also outperformed its peer group, the Lipper Small-Cap Growth Funds Category, which returned 24.16%. 1 Strong stock selection, particularly in the information technology, industrial and health care sectors, drove the fund's outperformance.

RESTRUCTURING TECHNOLOGY PORTFOLIO HELPED RESULTS

Last summer, we restructured the information technology portion of the portfolio to eliminate commodity-type businesses in favor of those with greater intellectual property content, as reflected in companies with higher gross margins. This decision was a key factor in the sector's strong performance for this reporting period. Communications-related stocks Ixia and F5 Networks were among the technology standouts. SiRF Technology Holdings, a supplier of chipsets for global positioning systems for consumer and business applications, performed well. Lastly, Macromedia appreciated on news of its proposed acquisition and was sold from the portfolio.

INDUSTRIAL HOLDINGS EXHIBITED STRENGTH

The fund's holdings in the industrials sector outperformed, gaining 44% in the reporting period. United Defense Industries stock price rocketed on news of its acquisition by BAE Systems, and the stock was sold from the portfolio. Joy Global reported significantly higher-than-expected earnings, driven by a long-term replacement cycle for mining equipment. URS experienced strength in the commercial and government sectors, to which it provides engineering design services. Finally, Wabtec benefited from an upturn in demand for rail cars.

INDUSTRY CONSOLIDATION BENEFITED HEALTH CARE STOCKS

Despite some difficulties in early 2005, the health care sector was a top contributor in the period and the fund's holdings outperformed. DaVita and Renal Care Group, both dialysis service providers, and Accredo Health, a specialty pharmaceutical services provider, all benefited from consolidation in the industry. We locked in gains from Renal Care Group and Accredo Health and sold both from the portfolio. However, the fund experienced some disappointments in its pharmaceutical stocks. For example, Connetics struggled as the FDA denied approval of one of its pipeline drugs. We eventually sold the stock since the company's risk profile increased beyond our comfort level.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                                COLUMBIA SMALL CAP GROWTH FUND I
NET ASSET VALUE PER SHARE

(Sidebar)
AS OF 08/31/05 ($)

Class Z                             27.80

TOP 5 SECTORS AS OF 08/31/05 (%)

Information technology               26.3
-----------------------------------------
Health care                          22.3
-----------------------------------------
Industrials                          16.8
-----------------------------------------
Consumer discretionary               12.2
-----------------------------------------
Energy                                8.0

TOP 10 HOLDINGS AS OF 08/31/05 (%)

Salix Pharmaceuticals                 2.1
-----------------------------------------
Wabtec                                1.9
-----------------------------------------
Affiliated Managers Group             1.8
-----------------------------------------
Corporate Executive Board             1.8
-----------------------------------------
SiRF Technology Holdings              1.7
-----------------------------------------
HealthExtras                          1.6
-----------------------------------------
Scientific Games                      1.5
-----------------------------------------
CACI International                    1.5
-----------------------------------------
URS                                   1.5
-----------------------------------------
Microsemi                             1.4

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

Ixia                                  1.3
-----------------------------------------
F5 Networks                           1.1
-----------------------------------------
SiRF Technology Holdings              1.7
-----------------------------------------
Joy Global                            1.4
-----------------------------------------
URS                                   1.5
-----------------------------------------
Wabtec                                1.9
-----------------------------------------
DaVita                                0.7
-----------------------------------------
OM Group                              1.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

RELATIVE WEAKNESS EMERGED IN CERTAIN SECTORS

Although the energy and consumer discretionary sectors made solid contributions to the fund's return, the portfolio's holdings underperformed their counterparts in the index. Stock selection in the energy sector and a lack of exposure to casino gaming operators and housing stocks in the consumer discretionary sector hurt relative performance. Stock selection in the materials sector also detracted from performance, as this group declined in the period. A particular disappointment was OM Group, a cobalt refiner that has benefited from strength in the battery market. Although the stock struggled during the period, we remained patient because we believe that its long-term prospects are favorable.

TURNING TO TRADITIONAL GROWTH SEGMENTS

In general, we believe that the economy has the potential to continue growing at a healthy rate and the portfolio is positioned accordingly. We remain bullish longer term on energy. Earnings are currently very strong in the materials and industrials sectors, but we are watchful for signs of decelerating growth. In addition, with interest rate increases likely winding down, we believe that traditional growth sectors--such as health care, technology and consumer discretionary--may be poised to provide compelling returns. Finally, we believe that growth stocks appear to be more reasonably valued than value stocks, which have been favored for the past five years.

                    Kenneth A. Korngiebel has managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.


                    /s/ Kenneth A. Korngiebel

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

PERFORMANCE INFORMATION ________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND


PERFORMANCE OF A $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE       WITHOUT          WITH
-----------------------------------------
Class A            42,158          39,746
-----------------------------------------
Class B            41,318          41,318
-----------------------------------------
Class C            41,303          41,303
-----------------------------------------
Class D            41,332          40,923
-----------------------------------------
Class Z            42,571            n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

           CLASS A         CLASS A
        SHARES WITHOUT   SHARES WITH
         SALES CHARGE    SALES CHARGE   NAREIT INDEX
        --------------   ------------   ------------
09/95     10000.00         9425.00         10000.00
          10250.00         9661.00         10171.00
          10022.00         9446.00          9953.00
          10107.00         9526.00         10044.00
          11017.00        10384.00         10592.00
          11225.00        10580.00         10767.00
          11321.00        10670.00         10893.00
          11252.00        10605.00         10833.00
          11243.00        10596.00         10888.00
          11498.00        10837.00         11169.00
          11771.00        11094.00         11315.00
          11788.00        11110.00         11399.00
          12359.00        11648.00         11849.00
          12877.00        12136.00         12055.00
          13129.00        12374.00         12413.00
          13805.00        13011.00         12979.00
          15237.00        14361.00         14327.00
          15538.00        14645.00         14488.00
          15633.00        14734.00         14459.00
          15847.00        14936.00         14428.00
          15305.00        14425.00         14032.00
          15791.00        14883.00         14444.00
          16506.00        15557.00         15146.00
          17371.00        16372.00         15614.00
          17197.00        16208.00         15577.00
          18734.00        17657.00         16936.00
          18094.00        17053.00         16479.00
          18550.00        17483.00         16835.00
          19006.00        17913.00         17232.00
          18936.00        17847.00         17141.00
          18582.00        17513.00         16850.00
          19208.00        18103.00         17151.00
          18374.00        17318.00         16592.00
          18231.00        17183.00         16476.00
          18180.00        17134.00         16364.00
          17109.00        16125.00         15302.00
          15853.00        14942.00         13857.00
          16676.00        15717.00         14642.00
          16394.00        15452.00         14371.00
          16727.00        15765.00         14582.00
          16658.00        15701.00         14215.00
          16362.00        15421.00         13918.00
          16246.00        15312.00         13591.00
          16150.00        15221.00         13529.00
          17485.00        16480.00         14813.00
          18010.00        16974.00         15139.00
          17603.00        16591.00         14894.00
          16953.00        15979.00         14420.00
          16943.00        15969.00         14237.00
          16186.00        15255.00         13696.00
          15857.00        14946.00         13359.00
          15726.00        14821.00         13142.00
          16248.00        15314.00         13558.00
          16314.00        15376.00         13603.00
          15913.00        14998.00         13441.00
          16739.00        15777.00         13883.00
          17743.00        16723.00         14816.00
          17891.00        16862.00         14961.00
          18556.00        17489.00         15346.00
          20154.00        18995.00         16687.00
          19356.00        18243.00         16010.00
          20155.00        18996.00         16519.00
          19196.00        18092.00         15803.00
          19762.00        18626.00         16006.00
          20936.00        19732.00         17132.00
          20737.00        19545.00         17311.00
          20445.00        19269.00         17034.00
          20093.00        18938.00         17199.00
          20802.00        19606.00         17610.00
          21252.00        20030.00         18036.00
          22174.00        20899.00         19093.00
          21781.00        20529.00         18713.00
          22472.00        21180.00         19398.00
          21054.00        19843.00         18593.00
          20340.00        19171.00         18061.00
          21512.00        20275.00         19055.00
          22067.00        20798.00         19520.00
          22201.00        20925.00         19559.00
          22641.00        21339.00         19936.00
          23497.00        22146.00         21132.00
          23668.00        22307.00         21312.00
          24137.00        22749.00         21600.00
          24482.00        23074.00         22189.00
          23214.00        21879.00         21029.00
          22977.00        21656.00         20987.00
          22070.00        20801.00         20181.00
          21414.00        20183.00         19210.00
          22508.00        21214.00         20115.00
          22720.00        21414.00         20264.00
          22106.00        20835.00         19674.00
          22361.00        21075.00         19999.00
          22748.00        21440.00         20399.00
          23696.00        22334.00         21296.00
          24850.00        23421.00         22582.00
          25394.00        23934.00         23075.00
          26646.00        25114.00         24309.00
          27177.00        25614.00         24441.00
          27880.00        26277.00         25272.00
          28285.00        26658.00         25729.00
          29473.00        27778.00         26851.00
          30654.00        28892.00         27790.00
          31620.00        29802.00         28994.00
          32414.00        30550.00         29501.00
          33882.00        31934.00         31133.00
          29660.00        27955.00         26593.00
          31431.00        29624.00         28490.00
          32515.00        30646.00         29324.00
          32382.00        30520.00         29421.00
          34354.00        32379.00         31757.00
          34736.00        32738.00         31738.00
          36066.00        33992.00         33439.00
          37898.00        35719.00         34877.00
          40085.00        37780.00         36569.00
          37090.00        34958.00         33497.00
          37751.00        35580.00         34525.00
          37445.00        35292.00         33990.00
          38467.00        36255.00         35798.00
          39898.00        37604.00         37041.00
          41251.00        38879.00         38904.00
          43977.00        41449.00         41681.00
08/05     42158.00        39746.00         40154.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index that tracks performance of all publicly traded equity REIT. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS           A                B                C                D            Z
-------------------------------------------------------------------------------------------
INCEPTION          11/01/02         11/01/02         10/13/03         11/01/02     04/01/94
-------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT   WITH   WITHOUT  WITH   WITHOUT   WITH    WITHOUT  WITH   WITHOUT
-------------------------------------------------------------------------------------------
1- year          22.65    15.60   21.74   16.74   21.75    20.75    21.75   20.75    22.99
-------------------------------------------------------------------------------------------
5-year           16.84    15.47   16.37   16.15   16.36    16.36    16.38   16.15    17.07
-------------------------------------------------------------------------------------------
10-year          15.47    14.80   15.24   15.24   15.24    15.24    15.25   15.13    15.59


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS           A                B                C                D             Z
-------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------
1- year          26.84   19.55    25.93   20.93    25.90   24.90    25.93   24.93    27.20
-------------------------------------------------------------------------------------------
5-year           17.33   15.95    16.89   16.67    16.87   16.87    16.90   16.67    17.55
-------------------------------------------------------------------------------------------
10-year          15.48   14.80    15.26   15.26    15.26   15.26    15.27   15.15    15.59


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

(Sidebar)
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL    ACTUAL    HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------
Class A      1,000.00         1,000.00     1,116.30     1,019.31        6.24        5.96             1.17
----------------------------------------------------------------------------------------------------------------
Class B      1,000.00         1,000.00     1,111.71     1,015.53       10.22        9.75             1.92
----------------------------------------------------------------------------------------------------------------
Class C      1,000.00         1,000.00     1,111.81     1,015.53       10.22        9.75             1.92
----------------------------------------------------------------------------------------------------------------
Class D      1,000.00         1,000.00     1,111.71     1,015.53       10.22        9.75             1.92
----------------------------------------------------------------------------------------------------------------
Class Z      1,000.00         1,000.00     1,117.61     1,020.57        4.91        4.69             0.92


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND


(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 22.65% WITHOUT SALES CHARGE.

o THE FUND, ITS BENCHMARK AND PEER GROUP ALL ENJOYED STRONG, DOUBLE-DIGIT GAINS AS THE REIT MARKET CONTINUED TO OUTPERFORM TRADITIONAL EQUITY AND FIXED INCOME MARKETS DURING THE PERIOD.

o THE FUND'S SUBSTANTIAL STAKE IN REAL ESTATE'S LODGING SECTOR CAUSED IT TO RETURN LESS THAN ITS BENCHMARK AS LODGING STOCKS FELL BEHIND THE REMAINDER OF THE REAL ESTATE MARKET. WE BELIEVE THE FUND'S LARGE LODGING ALLOCATION, ALONG WITH A DEFENSIVE POSITION IN PAPER AND FOREST PRODUCTS COMPANIES, ALSO HURT PERFORMANCE RELATIVE TO ITS PEER GROUP.

                      [UP ARROW]            [UP ARROW]

                    CLASS A SHARES         NAREIT INDEX

                        22.65%                26.45%

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) INDEX IS AN UNMANAGED INDEX THAT TRACKS PERFORMANCE OF ALL PUBLICLY TRADED EQUITY REIT.

                                    OBJECTIVE
                           Seeks capital appreciation
                           and above-average income by
                        investing in stocks of companies
                         principally engaged in the real
                         estate industry, including real
                        estate investment trusts (REITs).

                                TOTAL NET ASSETS
                                 $827.4 million

For the 12-month period ended August 31, 2005, Columbia Real Estate Equity Fund class A shares returned 22.65% without sales charge. That was less than the return of the fund's benchmark, the NAREIT Index, which returned 26.45%. The fund also trailed the average return of the Lipper Real Estate Funds Category, which was 25.92%. 1 The fund's performance relative to its benchmark was due to a significant position in the lodging sector, which underperformed the overall REIT market. We believe that the lodging position as well as the fund's holdings in the forest and paper products sector were also the primary reasons the fund fell short of the average return of its peer group. The forest and paper products position was sold during the period.

A STRONG ECONOMY BOLSTERED REITS

A strong US economy increased the demand for space and buoyed the prices of real estate investment trusts (REITs). Early in 2005, demand for REITs dropped sharply as investors took profits and waited for signs of continued economic strength. However, the REIT market bounced back with vigor in March as the price of the 10-year Treasury bond rallied and its yield fell. The 10-year Treasury has recently been a bellwether for REIT market performance. The rally helped the fund's overall return, but it failed to carry with it the fund's largest sector position--lodging stocks--which materially underperformed the remainder of the market over the period.

LODGING AND PAPER & FOREST PRODUCTS HOLDINGS HURT PERFORMANCE

Riding high on positive travel trends, the fund's holdings in the lodging sector contributed strongly to performance until March when investors became concerned about the ability of consumers to continue spending as fuel costs continued to climb. This perception sparked a sell-off in consumer discretionary stocks, in general, including securities related to the travel industry. Yet, we continue to believe in the economy's health and the underlying business strength of the lodging stocks held in the portfolio. Based on this, the fund's allocation to the sector is approximately triple that of the index.

A defensive position in non-real estate paper and forest product stocks eliminated over the course of the year also had a negative effect on overall performance.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND


(Sidebar)
NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                             27.84
-----------------------------------------
Class B                             27.85
-----------------------------------------
Class C                             27.83
-----------------------------------------
Class D                             27.84
-----------------------------------------
Class Z                             27.86

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              3.27
-----------------------------------------
Class B                              3.08
-----------------------------------------
Class C                              3.08
-----------------------------------------
Class D                              3.08
-----------------------------------------
Class Z                              3.34

TOP SECTORS AS OF 08/31/05 (%)

Financial                            80.7
-----------------------------------------
Consumer discretionary               15.3
-----------------------------------------
Consumer staples                      0.7
-----------------------------------------
Telecommunication services            0.6

TOP 10 HOLDINGS AS OF 08/31/05 (%)

Hilton Hotels                         6.5
-----------------------------------------
Simon Property Group                  5.7
-----------------------------------------
iStar Financial                       5.6
-----------------------------------------
Alexandria Real Estate Equities       5.4
-----------------------------------------
Starwood Hotels & Resorts Worldwide   4.4
-----------------------------------------
Kimco Realty                          4.3
-----------------------------------------
Public Storage                        4.3
-----------------------------------------
Host Marriott                         4.2
-----------------------------------------
Cousins Properties                    4.1
-----------------------------------------
Marriott International                3.7

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

Brookfield Properties                 1.0
-----------------------------------------
SL Green Realty                       1.8
-----------------------------------------
Boston Properties                     1.7
-----------------------------------------
General Growth Properties             3.7
-----------------------------------------
Simon Property Group                  5.7
-----------------------------------------
Hilton Hotels                         6.5
-----------------------------------------
Starwood Hotels & Resorts Worldwide   4.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of new assets.

OFFICE AND RETAIL SECTORS BOOSTED RETURN

During the period, we added to the portfolio's holdings in the office sector, which was overweight relative to the sector's allocation in the index. This decision was rewarded by strong performance from the group, driven by improving US employment statistics. Several of the fund's holdings in the Manhattan office market were among its best performers, including Brookfield Properties, a Canadian real estate operating company, SL Green Realty and Boston Properties. We believed that this recovering sector remained attractively valued relative to the overall REIT market, and many demonstrated strong operating momentum. Several of the fund's holdings in the retail sector--including General Growth Properties and Simon Property Group, which own and operate mall properties--benefited from a combination of continued strength in consumer spending and healthy underlying business prospects.

SEEKING VALUE IN AN OVERPRICED MARKET

In a market characterized by heady prices and runaway real estate valuations, we expect REITs to face a headwind from higher interest rates if the economy continues to improve and the Federal Reserve Board continues to raise short-term rates. Against this backdrop, we plan to continue to seek sectors and securities that we believe are attractively valued and offer opportunities for growth. We also plan to continue to emphasize non-REIT, real-estate related holdings with these characteristics, such as lodging companies Hilton Hotels, Marriott International and Starwood Hotels & Resorts Worldwide.

                    David Jellison has managed the fund since 1994 and has been with the advisor and its predecessors or affiliate organizations since 1992.


                    /s/ David Jellison

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

PERFORMANCE INFORMATION ________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND


PERFORMANCE OF A $10,000 INVESTMENT
11/09/00 - 08/31/05 ($)

SALES CHARGE        WITHOUT         WITH
-----------------------------------------
Class A              8,762          8,259
-----------------------------------------
Class B              8,562          8,391
-----------------------------------------
Class C              8,582          8,582
-----------------------------------------
Class D              8,612          8,527
-----------------------------------------
Class Z              8,852           n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.


GROWTH OF A $10,000 INVESTMENT 11/09/00 - 08/31/05

                                [MOUNTAIN CHART]

        CLASS A SHARES     CLASS A SHARES
        WITHOUT SALES        WITH SALES       MERRILL LYNCH 100
            CHARGE             CHARGE         TECHNOLOGY INDEX
        --------------     --------------     -----------------
 11/00      10000.00            9425.00              10000.00
            8713.00            8212.00               7744.00
            8622.00            8127.00               7317.00
            9142.00            8617.00               8577.00
            6815.00            6423.00               6096.00
            6145.00            5792.00               5123.00
            7365.00            6941.00               6259.00
            7135.00            6725.00               5891.00
            7285.00            6866.00               5912.00
            6745.00            6357.00               5377.00
            6095.00            5745.00               4719.00
            4547.00            4285.00               3495.00
            5166.00            4869.00               4158.00
            5896.00            5557.00               4944.00
            6126.00            5773.00               4935.00
            6086.00            5736.00               4962.00
            5367.00            5058.00               4289.00
            6106.00            5755.00               4788.00
            5376.00            5067.00               4204.00
            5047.00            4757.00               3969.00
            4607.00            4342.00               3321.00
            3888.00            3664.00               2877.00
            3858.00            3636.00               2776.00
            3468.00            3269.00               2277.00
            3818.00            3598.00               2774.00
            4258.00            4013.00               3386.00
            3788.00            3570.00               2885.00
            3828.00            3608.00               2876.00
            3808.00            3589.00               2901.00
            3679.00            3467.00               2880.00
            4138.00            3900.00               3218.00
            4888.00            4607.00               3764.00
            4988.00            4701.00               3746.00
            5398.00            5088.00               3916.00
            5907.00            5568.00               4353.00
            5977.00            5634.00               4204.00
            6727.00            6340.00               4711.00
            7066.00            6660.00               4862.00
            6977.00            6576.00               4871.00
            7496.00            7065.00               5182.00
            7356.00            6933.00               5085.00
            7286.00            6867.00               4941.00
            6916.00            6519.00               4545.00
            7226.00            6811.00               4811.00
            7566.00            7131.00               4955.00
            6687.00            6302.00               4389.00
            6497.00            6123.00               4192.00
            7016.00            6613.00               4403.00
            7396.00            6971.00               4723.00
            8156.00            7687.00               5057.00
            8456.00            7970.00               5219.00
            7656.00            7216.00               4848.00
            7826.00            7376.00               4932.00
            7526.00            7093.00               4792.00
            7056.00            6651.00               4513.00
            7906.00            7451.00               4946.00
            7986.00            7527.00               4829.00
            8745.00            8242.00               5157.00
08/05       8762.00            8259.00               5169.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally weighted, unmanaged index of 100 leading technology stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS             A                     B                     C                      D                Z
-----------------------------------------------------------------------------------------------------------------
INCEPTION            11/01/02              11/01/02              10/13/03              11/01/02         11/09/00
-----------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
-----------------------------------------------------------------------------------------------------------------
1- year           34.92     27.16       33.91     28.91       34.01     33.01       34.06      33.06       35.27
-----------------------------------------------------------------------------------------------------------------
Life              -2.71     -3.90       -3.18     -3.58       -3.13     -3.13       -3.06      -3.26       -2.51


 AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS             A                     B                     C                     D                 Z
-----------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH       WITHOUT
-----------------------------------------------------------------------------------------------------------------
1- year            5.55     -0.52        4.69     -0.31        4.82      3.82        4.80       3.80        5.77
-----------------------------------------------------------------------------------------------------------------
Life              -4.74     -5.95       -5.21     -5.62       -5.16     -5.16       -5.08      -5.28       -4.56


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT
      FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
              ACTUAL       HYPOTHETICAL      ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------
Class A      1,000.00        1,000.00       1,120.08        1,016.38         9.35           8.89            1.75
-----------------------------------------------------------------------------------------------------------------------
Class B      1,000.00        1,000.00       1,117.31        1,012.60        13.34          12.68            2.50
-----------------------------------------------------------------------------------------------------------------------
Class C      1,000.00        1,000.00       1,117.00        1,012.60        13.34          12.68            2.50
-----------------------------------------------------------------------------------------------------------------------
Class D      1,000.00        1,000.00       1,116.60        1,012.60        13.34          12.68            2.50
-----------------------------------------------------------------------------------------------------------------------
Class Z      1,000.00        1,000.00       1,122.90        1,017.64         8.03           7.63            1.50


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND


(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 34.92% WITHOUT SALES CHARGE.

o THE FUND PERFORMED BETTER THAN THE MERRILL LYNCH 100 TECHNOLOGY INDEX AND THE LIPPER SCIENCE & TECHNOLOGY CATEGORY AVERAGE.

o STRONG STOCK SELECTION, PARTICULARLY WITHIN THE SEMICONDUCTOR, WIRELESS TELECOMMUNICATIONS AND COMMUNICATIONS EQUIPMENT INDUSTRIES, DROVE THE FUND'S OUTPERFORMANCE.

                 [UP ARROW]                [UP ARROW]

                                        MERRILL LYNCH 100
               CLASS A SHARES           TECHNOLOGY INDEX

                   34.92%                    23.32%

THE MERRILL LYNCH 100 TECHNOLOGY INDEX IS AN EQUALLY WEIGHTED, UNMANAGED INDEX OF 100 LEADING TECHNOLOGY STOCKS.

                                    OBJECTIVE
                          Seeks capital appreciation by
                        investing in stocks of technology
                           companies that may benefit
                               from technological
                           improvements, advancements
                                or developments.

                                TOTAL NET ASSETS
                                  $60.8 million

For the 12-month period ended August 31, 2005, Columbia Technology Fund class A shares returned 34.92% without sales charge. The fund outperformed the Merrill Lynch 100 Technology Index, which returned 23.32% for the same period. It also beat the average return of the Lipper Science & Technology Category, which was 20.67%. 1 Strong stock selection, particularly within the communications equipment, semiconductor and wireless telecommunications industries, drove the fund's outperformance.

COMMUNICATIONS-RELATED STOCKS ADVANCED

Stock selection in the communications equipment industry made a strong contribution to the fund's performance. SiRF Technology Holdings benefited from demand for its chipsets for global positioning systems (GPS) and returned 99% for the fund. We believe that GPS is in the early stages of adoption and have maintained the fund's exposure to the industry. We took a significant position in Nokia when the market appeared overly pessimistic about growth in the cell phone market. The fund benefited as the market readjusted its expectations, and we sold the stock at a gain. Also, Harris, which provides fixed wireless and radio systems, benefited from increased defense technology spending.

Throughout the reporting period, we focused on the trend toward greater adoption of wireless technology as an investment theme. This led us to overweight the wireless telecommunications industry, which performed well for the fund. Tower companies SBA Communications and Crown Castle International benefited from increased wireless cell phone usage. Dobson Communications advanced due to successful renegotiation of roaming contracts. Long-term holding Millicom International Cellular provides cellular service in developing countries and benefited from considerable market share in Africa, Asia and South America.

SEMICONDUCTOR STOCKS MADE STRONG CONTRIBUTIONS

Superior stock selection in the semiconductor industry enhanced the fund's return. We continued to look beyond mega-sized firms to identify growth potential among companies with specific product strengths. NVIDIA was a top performer as it reclaimed market share of the high-end graphics business and expanded into new markets with graphics for cellular phones. Advanced Micro Devices gained ground with the introduction of new products. Marvell Technology Group and Broadcom, suppliers of semiconductors to the communications industry, were also solid contributors. On the downside, Sigmatel, which makes flash memory chips for portable music devices, detracted from performance due to competitive issues and was sold.

STRONG PERFORMANCE FROM MEDIA, COMPUTERS

We expanded on our investment theme that focused on the digitization of media and its delivery to consumers and businesses, which benefited from persistent growth in the digital satellite radio market. XM Satellite Radio Holdings advanced on the strength of its new mobile products and continued interest from the automobile industry. In computers

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND


(Sidebar)
NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                              8.77
-----------------------------------------
Class B                              8.57
-----------------------------------------
Class C                              8.59
-----------------------------------------
Class D                              8.62
-----------------------------------------
Class Z                              8.86

TOP 5 SECTORS AS OF 08/31/05 (%)

Information technology               71.1
-----------------------------------------
Telecommunication services           17.7
-----------------------------------------
Consumer discretionary                5.8
-----------------------------------------
Health care                           3.4
-----------------------------------------
Industrials                           0.9

TOP 10 HOLDINGS AS OF 08/31/05 (%)

Marvell Technology Group              4.1
-----------------------------------------
Google                                3.4
-----------------------------------------
Broadcom                              3.4
-----------------------------------------
SiRF Technology Holdings              3.0
-----------------------------------------
Dobson Communications                 2.5
-----------------------------------------
Yahoo!                                2.5
-----------------------------------------
American Tower                        2.2
-----------------------------------------
Crown Castle International            2.2
-----------------------------------------
SanDisk                               2.2
-----------------------------------------
XM Satellite Radio Holdings           2.1

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

SiRF Technology Holdings              3.0
-----------------------------------------
Harris                                0.7
-----------------------------------------
SBA Communications                    1.5
-----------------------------------------
Crown Castle International            2.2
-----------------------------------------
Dobson Communications                 2.5
-----------------------------------------
Millicom International Cellular       1.8
-----------------------------------------
NVIDIA                                1.0
-----------------------------------------
Advanced Micro Devices                0.3
-----------------------------------------
Marvell Technology Group              4.1
-----------------------------------------
Broadcom                              3.4
-----------------------------------------
XM Satellite Radio Holdings           2.0
-----------------------------------------
Apple Computer                        1.4
-----------------------------------------
eBay                                  1.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

and peripherals, an overweight position in Apple Computer helped performance, as new products at attractive prices drove sales above expectations.

MIXED RESULTS FROM INTERNET, ELECTRONIC EQUIPMENT STOCKS

The fund's Internet holdings provided mixed results for the reporting period; although they made solid contributions to the fund's return, they underperformed relative to the index. For instance, eBay came under pressure due to recurring issues about growth potential. We reduced the fund's position and continued to monitor the stock. PC Mall, a catalog and retail industry holding, was sold from the portfolio as it fell short of earnings projections. In the electronic equipment and instrument industry, I.D. Systems and Viisage Technology got caught up in the turmoil surrounding technology identity systems and homeland security, and we sold both positions.

IDENTIFYING COMPELLING GROWTH OPPORTUNITIES

We plan to continue to position the portfolio in line with investment themes that indicate compelling growth opportunities. For example, we are focusing on companies that may benefit from the adoption of technology in developing countries, cost savings through outsourcing, and key products, especially in semiconductors. In addition, we continue to evaluate investments in wireless telecommunications based on growing trends in wireless voice and data communication.

                    Wayne Collette has co-managed the Columbia Technology Fund since June 2002 and has been with the advisor or its predecessors or affiliate organizations since 2001.


                    /s/ Wayne Collette

                    Theodore Wendell has been with the advisor or its predecessors or affiliate organizations since 2000. Except for the period between June and August 2004, he has co-managed the fund since June 2002.


                    /s/ Theodore Wendell

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

PERFORMANCE INFORMATION ________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND


PERFORMANCE OF A $10,000 INVESTMENT
11/09/00 - 08/31/05 ($)

SALES CHARGE       WITHOUT          WITH
-----------------------------------------
Class A            21,850          20,596
-----------------------------------------
Class B            21,357          21,157
-----------------------------------------
Class C            21,367          21,367
-----------------------------------------
Class D            21,357          21,146
-----------------------------------------
Class Z            22,008            n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 11/09/00 - 08/31/05

                                [MOUNTAIN CHART]

        CLASS A SHARES     CLASS A SHARES
        WITHOUT SALES        WITH SALES     RUSSELL 3000
            CHARGE             CHARGE       VALUE INDEX      S&P 500 INDEX
        --------------     --------------   ------------     -------------
 11/00     10000.00            9425.00        10000.00          10000.00
            9790.00            9227.00         9730.00           9399.00
           11224.00           10579.00        10253.00           9445.00
           12274.00           11568.00        10308.00           9780.00
           12254.00           11549.00        10040.00           8888.00
           11984.00           11295.00         9699.00           8325.00
           12934.00           12190.00        10172.00           8972.00
           13743.00           12953.00        10403.00           9032.00
           13963.00           13160.00        10218.00           8812.00
           13884.00           13085.00        10182.00           8726.00
           13664.00           12879.00         9799.00           8180.00
           12325.00           11616.00         9082.00           7519.00
           12736.00           12003.00         9024.00           7662.00
           13896.00           13097.00         9558.00           8250.00
           14568.00           13731.00         9808.00           8323.00
           14599.00           13759.00         9747.00           8201.00
           14719.00           13872.00         9766.00           8043.00
           15591.00           14695.00        10248.00           8345.00
           15521.00           14629.00         9951.00           7840.00
           15541.00           14648.00         9970.00           7782.00
           14900.00           14043.00         9426.00           7228.00
           13636.00           12852.00         8510.00           6665.00
           13676.00           12889.00         8567.00           6708.00
           12311.00           11603.00         7639.00           5979.00
           12894.00           12153.00         8172.00           6505.00
           14141.00           13328.00         8696.00           6888.00
           13310.00           12544.00         8318.00           6484.00
           12945.00           12201.00         8115.00           6314.00
           12681.00           11952.00         7895.00           6219.00
           12620.00           11894.00         7913.00           6279.00
           13827.00           13032.00         8613.00           6797.00
           14982.00           14121.00         9192.00           7155.00
           15125.00           14255.00         9310.00           7247.00
           15601.00           14704.00         9472.00           7374.00
           16169.00           15239.00         9634.00           7518.00
           16037.00           15114.00         9539.00           7438.00
           16928.00           15955.00        10137.00           7859.00
           17294.00           16299.00        10294.00           7928.00
           18117.00           17075.00        10908.00           8344.00
           18503.00           17439.00        11114.00           8497.00
           18941.00           17852.00        11351.00           8615.00
           19002.00           17909.00        11271.00           8485.00
           18666.00           17592.00        10971.00           8352.00
           18675.00           17601.00        11084.00           8467.00
           19224.00           18119.00        11369.00           8631.00
           18582.00           17514.00        11178.00           8345.00
           18694.00           17619.00        11334.00           8379.00
           19151.00           18050.00        11532.00           8469.00
           19274.00           18166.00        11722.00           8599.00
           20301.00           19134.00        12353.00           8947.00
           20912.00           19710.00        12756.00           9251.00
           20448.00           19272.00        12506.00           9025.00
           21107.00           19893.00        12906.00           9215.00
           20817.00           19620.00        12721.00           9052.00
           20241.00           19077.00        12458.00           8880.00
           20704.00           19514.00        12796.00           9162.00
           20971.00           19766.00        12972.00           9175.00
           21661.00           20416.00        13379.00           9516.00
08/05      21850.00           20596.00        13301.00           9431.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS            A                     B                     C                      D                 Z
-----------------------------------------------------------------------------------------------------------------
INCEPTION DATE      11/01/02              11/01/02             10/13/03               11/01/02           11/09/00
-----------------------------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT     WITH      WITHOUT    WITH      WITHOUT      WITH      WITHOUT     WITH       WITHOUT
-----------------------------------------------------------------------------------------------------------------
1- year           16.88    10.16       15.97     10.97       15.96     14.96       15.97      14.97       17.16
-----------------------------------------------------------------------------------------------------------------
Life              17.65    16.21       17.09     16.87       17.11     17.11       17.09      16.85       17.83




AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)

SHARE CLASS              A                     B                   C                      D                 Z
----------------------------------------------------------------------------------------------------------------
SALES CHARGE    WITHOUT     WITH      WITHOUT    WITH      WITHOUT      WITH      WITHOUT     WITH       WITHOUT
----------------------------------------------------------------------------------------------------------------
1- year           9.11      2.83        8.30      3.30        8.29      7.29        8.30       7.30       9.39
----------------------------------------------------------------------------------------------------------------
Life             17.31     15.83       16.78     16.54       16.80     16.80       16.77      16.52      17.49


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT
      FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)        END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                 ACTUAL       HYPOTHETICAL      ACTUAL      HYPOTHETICAL    ACTUAL      HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
Class A        1,000.00         1,000.00       1,035.09       1,018.90        6.41          6.36             1.25
-------------------------------------------------------------------------------------------------------------------------
Class B        1,000.00         1,000.00       1,030.70       1,015.12       10.24         10.16             2.00
-------------------------------------------------------------------------------------------------------------------------
Class C        1,000.00         1,000.00       1,031.20       1,015.12       10.24         10.16             2.00
-------------------------------------------------------------------------------------------------------------------------
Class D        1,000.00         1,000.00       1,031.20       1,015.12       10.24         10.16             2.00
-------------------------------------------------------------------------------------------------------------------------
Class Z        1,000.00         1,000.00       1,035.99       1,020.16        5.13          5.09             1.00


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 16.88% WITHOUT SALES CHARGE.

o A STRONG EQUITY ENVIRONMENT PROPELLED THE FUND, THE RUSSELL 3000 VALUE INDEX AND THE S&P 500 INDEX TO DOUBLE-DIGIT RETURNS.

o STOCK SELECTION DROVE THE FUND'S STRONG GAINS. HOWEVER, A DEFENSIVE STANCE AND LARGER-THAN-AVERAGE CASH POSITION DETRACTED FROM PERFORMANCE.

                  [UP ARROW]             [UP ARROW]

                                        RUSSELL 3000
                CLASS A SHARES          VALUE INDEX

                    16.88%                 17.33%

THE RUSSELL 3000 VALUE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 INDEX COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                    OBJECTIVE
                            Seeks long-term growth of
                           capital by using a "value"
                         approach to investing primarily
                                in common stocks.

                                TOTAL NET ASSETS
                                 $525.8 million

NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                             21.21
-----------------------------------------
Class B                             20.84
-----------------------------------------
Class C                             20.85
-----------------------------------------
Class D                             20.84
-----------------------------------------
Class Z                             21.27

For the 12-month period ended August 31, 2005, Columbia Strategic Investor Fund class A shares returned 16.88% without sales charge. The fund trailed the 17.33% return of the Russell 3000 Value Index, but it surpassed the 12.56% return of the S&P 500 Index. The fund also outperformed the 16.32% average return of its peer group, the Lipper Multi-Cap Value Fund Category. 1 The fund's competitive performance can be attributed to strong stock selection across a number of sectors. A decision to maintain a defensive stance and larger-than-average cash position detracted somewhat from results.

BENEFICIARIES OF RISING COMMODITY PRICES

Throughout the reporting period, we focused on the potential beneficiaries of rising commodity prices. We believe that emerging markets have propelled demand for energy and raw materials, and companies in these sectors benefited as prices were driven upward by increased demand and limited supply. In the energy sector, the fund's oil service and offshore exploration holdings benefited from heightened demand. Transocean, TGS Nopec Geophysical and Newfield Exploration were all strong contributors. One disappointment in this sector was Input/Output, which suffered revenue disappointments. In the materials sector, Potash Corp. of Saskatchewan gained 98% for the fund as a result of higher prices and greater demand for potash. Companhia Vale do Rio Doce, a leading iron ore miner, was up 83% for the fund as it benefited from strong demand.

Our focus on commodities extended to the industrials sector, where we targeted capital equipment producers that appeared well positioned in the favorable environment. Caterpillar and Bucyrus International were two such companies and gained 56% and 72% for the fund, respectively. However, not all industrials names were winners: 3M's 13% decline in stock price and Avery Dennison's 12% decline detracted from performance.

STRENGTH IN CONSUMER DISCRETIONARY STOCKS

The consumer discretionary sector was a strong area for the portfolio, with some foreign holdings leading performance. Finnish companies Nokian Renkaat Oyj, a tire company, and Stockmann, a department store retailer, benefited from growth in Eastern European markets. On the domestic front, low prices, a wide selection and a focus on customer satisfaction kept sales growing at specialty auto retailer CarMax, which gained 63% for the fund.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND


(Sidebar)
DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              0.25
-----------------------------------------
Class B                              0.22
-----------------------------------------
Class C                              0.22
-----------------------------------------
Class D                              0.22
-----------------------------------------
Class Z                              0.29

TOP 5 SECTORS AS OF 08/31/05 (%)

Health care                          12.1
-----------------------------------------
Financials                           10.8
-----------------------------------------
Industrials                           8.9
-----------------------------------------
Consumer discretionary                8.9
-----------------------------------------
Information technology                8.6

TOP TEN HOLDINGS AS OF 08/31/05 (%)

Nokian Renkaat Oyj                    1.1
-----------------------------------------
Potash Corp. of Saskatchewan          1.0
-----------------------------------------
Schlumberger                          0.9
-----------------------------------------
Altria Group                          0.9
-----------------------------------------
Transocean                            0.8
-----------------------------------------
JPMorgan Chase                        0.8
-----------------------------------------
Samsung Electronics                   0.7
-----------------------------------------
Newfield Exploration                  0.7
-----------------------------------------
Hospira                               0.7
-----------------------------------------
Exxon Mobil                           0.7

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

Transocean                            0.8
-----------------------------------------
TGS Nopec Geophysical                 0.6
-----------------------------------------
Newfield Exploration                  0.7
-----------------------------------------
Input/Output                          0.2
-----------------------------------------
Potash Corp. of Saskatchewan          1.0
-----------------------------------------
Companhia Vale do Rio Doce            0.5
-----------------------------------------
Caterpillar                           0.6
-----------------------------------------
Bucyrus International                 0.1
-----------------------------------------
3M                                    0.3
-----------------------------------------
Avery Dennison                        0.6
-----------------------------------------
Nokian Renkaat Oyj                    1.1
-----------------------------------------
Stockmann Oyj                         0.6
-----------------------------------------
CarMax                                0.2
-----------------------------------------
Eli Lilly                             0.3
-----------------------------------------
Pfizer                                0.4
-----------------------------------------
Biogen Idec                           0.4
-----------------------------------------
Elan                                  0.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

HEALTH CARE OUTPERFORMED DESPITE CERTAIN CHALLENGES

The fund's health care holdings generally performed well, and the sector was another strong contributor to the portfolio's return. However, some large pharmaceutical companies detracted from the group's return. Eli Lilly declined on poor sales reports, and Pfizer struggled with risks associated with a popular pain management drug, litigation and patent expiration. Also on the downside, Biogen Idec and Elan suffered declines on the announcement of a voluntary suspension in the marketing of Tysabri, a treatment for multiple sclerosis.

GRADUALLY SHIFTED THE FUND'S EMPHASIS

We continued to shift the fund's emphasis from small- and mid-cap stocks and value names toward large-cap companies with higher growth potential. And, we plan to seek out companies with less sensitivity to economic cycles and an ability to maintain stable growth as the economy matures. However, we remain cautious about putting cash to work too quickly, as we believe that recent interest rate increases could result in some slowing in 2006. In addition, we will continue to evaluate investment opportunities overseas, considering areas with compelling growth trends and reasonable prices.

                    Robert A. Unger, CFA, has managed or co-managed Columbia Strategic Investor Fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1984.


                    /s/ Robert A. Unger

                    Emil A. Gjester has served as an assistant portfolio manager or co-portfolio manager of the fund since November 2002 and has been with the advisor or its predecessors or affiliate organizations since 1996.


                    /s/ Emil A. Gjester

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

PERFORMANCE INFORMATION ________________________________________________________
                                                          COLUMBIA BALANCED FUND


PERFORMANCE OF A  $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE       WITHOUT          WITH
-----------------------------------------
Class A            20,328          19,162
-----------------------------------------
Class B            19,903          19,903
-----------------------------------------
Class C            19,904          19,904
-----------------------------------------
Class D            19,930          19,729
-----------------------------------------
Class Z            20,533            n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

       CLASS A
        SHARES     CLASS A                    LEHMAN
       WITHOUT      SHARES                   BROTHERS
        SALES     WITH SALES     S&P        AGGREGATE
        CHARGE      CHARGE    500 INDEX     BOND INDEX
       --------   ----------  ---------     ----------
09/95  10228.00     9639.89    10422.00      10097.00
       10212.70     9625.43    10384.50      10228.30
       10515.00     9910.34    10840.40      10381.70
       10763.10    10144.20    11049.60      10527.00
       10897.60    10271.00    11425.30      10596.50
       10892.20    10265.90    11531.50      10412.10
       10978.20    10347.00    11642.20      10339.20
       11021.10    10387.40    11813.40      10281.30
       11129.10    10489.10    12118.10      10260.80
       11232.60    10586.70    12164.20      10398.30
       11003.40    10370.70    11626.50      10426.40
       11178.40    10535.60    11871.90      10408.60
       11517.10    10854.90    12540.20      10589.70
       11654.10    10984.00    12886.40      10824.80
       12159.90    11460.70    13860.60      11009.90
       12032.20    11340.40    13586.10      10907.50
       12328.20    11619.40    14435.30      10941.40
       12364.00    11653.10    14547.90      10968.70
       12178.50    11478.30    13949.90      10847.00
       12519.50    11799.70    14782.80      11009.70
       12937.70    12193.80    15683.00      11114.20
       13325.80    12559.60    16385.60      11246.50
       14085.40    13275.50    17689.90      11550.20
       13657.20    12871.90    16699.30      11452.00
       14043.70    13236.20    17614.40      11620.30
       13885.00    13086.60    17026.10      11788.80
       14158.50    13344.40    17814.40      11843.10
       14286.00    13464.50    18120.80      11962.70
       14486.00    13653.00    18321.90      12115.80
       14993.00    14130.90    19642.90      12106.10
       15420.30    14533.60    20648.70      12147.30
       15508.20    14616.40    20857.20      12210.40
       15441.50    14553.60    20498.50      12326.40
       15958.80    15041.10    21330.70      12431.20
       15891.70    14978.00    21104.60      12457.30
       14698.30    13853.10    18052.90      12660.40
       15199.50    14325.50    19210.10      12956.60
       15691.90    14789.60    20771.80      12887.90
       16272.50    15336.90    22030.60      12961.40
       17154.50    16168.10    23299.60      13000.30
       17643.40    16628.90    24273.50      13092.60
       17251.70    16259.80    23518.60      12863.50
       17814.10    16789.80    24459.30      12934.20
       17985.20    16951.00    25405.90      12975.60
       17634.50    16620.50    24806.30      12861.40
       18237.50    17188.90    26183.10      12820.30
       17876.40    16848.50    25366.20      12765.10
       17665.50    16649.70    25241.90      12758.80
       17582.50    16571.50    24550.20      12906.80
       18127.50    17085.20    26104.30      12954.50
       18513.60    17449.10    26634.20      12953.20
       19330.10    18218.60    28203.00      12891.00
       18883.60    17797.80    26787.20      12848.50
       19431.20    18313.90    26280.90      13004.00
       20667.00    19478.70    28851.20      13175.60
       20235.10    19071.60    27982.70      13137.40
       19731.20    18596.70    27409.10      13130.80
       20384.30    19212.20    28086.10      13404.00
       20321.10    19152.70    27648.00      13525.90
       21192.90    19974.30    29364.90      13722.10
       20298.60    19131.40    27814.40      13808.50
       19998.20    18848.30    27697.60      13899.60
       19152.20    18051.00    25515.00      14127.60
       19491.20    18370.50    25640.10      14390.40
       19847.90    18706.70    26550.30      14626.40
       18599.50    17530.00    24128.90      14753.60
       17963.40    16930.50    22599.10      14827.40
       18741.20    17663.60    24355.10      14765.10
       18827.40    17744.80    24518.20      14853.70
       18561.90    17494.60    23922.50      14910.20
       18510.00    17445.60    23688.00      15244.10
       17838.00    16812.40    22205.20      15419.50
       16942.60    15968.40    20411.00      15599.90
       17271.30    16278.20    20800.80      15925.90
       17948.30    16916.30    22396.20      15706.10
       18048.80    17011.00    22593.30      15605.60
       17796.10    16772.80    22263.50      15732.00
       17639.50    16625.20    21833.80      15884.60
       17893.50    16864.70    22654.70      15620.90
       17295.90    16301.40    21281.90      15924.00
       17358.20    16360.10    21124.40      16059.30
       16629.10    15672.90    19620.30      16197.40
       15779.40    14872.00    18091.90      16393.40
       15992.40    15072.80    18209.50      16670.50
       15098.40    14230.20    16230.10      16940.50
       15678.20    14776.70    17658.40      16862.60
       16284.90    15348.50    18698.50      16857.50
       15708.50    14805.20    17600.80      17206.50
       15502.70    14611.30    17139.70      17222.00
       15412.80    14526.50    16882.60      17459.70
       15475.90    14586.10    17046.40      17445.70
       16268.30    15332.90    18451.00      17590.50
       16826.30    15858.80    19423.40      17917.70
       16918.90    15946.00    19672.00      17881.80
       16945.90    15971.50    20018.20      17281.00
       17334.00    16337.30    20408.60      17395.00
       17271.60    16278.50    20192.20      17856.00
       17851.90    16825.40    21335.10      17690.00
       18005.40    16970.10    21522.90      17732.40
       18549.20    17482.60    22650.70      17913.30
       18721.70    17645.20    23067.40      18056.60
       19030.60    17936.40    23388.10      18251.60
       18880.30    17794.70    23034.90      18388.50
       18378.10    17321.30    22673.30      17910.40
       18532.40    17466.80    22983.90      17838.80
       18766.00    17686.90    23429.80      17940.40
       18142.90    17099.70    22654.20      18118.00
       18197.30    17151.00    22744.90      18464.10
       18373.90    17317.40    22990.50      18514.00
       18585.20    17516.50    23342.30      18669.50
       19118.60    18019.20    24287.60      18520.10
       19726.50    18592.20    25113.40      18690.50
       19337.90    18226.00    24500.60      18808.20
       19457.80    18339.00    25015.20      18697.30
       19232.10    18126.20    24572.40      18601.90
       18907.10    17819.90    24105.50      18853.00
       19438.40    18320.70    24872.10      19056.70
       19564.70    18439.70    24906.90      19161.50
       20284.70    19118.30    25833.40      18987.10
08/05  20328.00    19162.30    25592.00      19234.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS             A                     B                     C                     D                 Z
-----------------------------------------------------------------------------------------------------------------
INCEPTION            11/01/02             11/01/02              10/13/03               11/01/02          10/01/91
-----------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH      WITHOUT    WITH       WITHOUT    WITH       WITHOUT     WITH       WITHOUT
-----------------------------------------------------------------------------------------------------------------
1-year            11.72      5.30       10.91      5.91       10.91      9.91       10.97       9.97       12.06
-----------------------------------------------------------------------------------------------------------------
5-year            -0.83     -2.00       -1.25     -1.59       -1.25     -1.25       -1.22      -1.42       -0.63
-----------------------------------------------------------------------------------------------------------------
10-year            7.35      6.72        7.13      7.13        7.13      7.13        7.14       7.03        7.46


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS             A                     B                     C                     D                 Z
-----------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH      WITHOUT     WITH      WITHOUT    WITH      WITHOUT      WITH      WITHOUT
-----------------------------------------------------------------------------------------------------------------
1-year             4.26     -1.74        3.49     -1.51        3.49      2.49        3.49       2.49        4.52
-----------------------------------------------------------------------------------------------------------------
5-year            -0.82     -1.99       -1.21     -1.56       -1.21     -1.21       -1.20      -1.39       -0.63
-----------------------------------------------------------------------------------------------------------------
10-year            7.26      6.63        7.05      7.05        7.05      7.05        7.06       6.95        7.36


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                          COLUMBIA BALANCED FUND


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



            ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID      FUND'S ANNUALIZED
         BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)  EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------
            ACTUAL    HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL  HYPOTHETICAL
------------------------------------------------------------------------------------------------------------
Class A    1,000.00     1,000.00       1,044.82     1,020.16        5.15       5.09              1.00
------------------------------------------------------------------------------------------------------------
Class B    1,000.00     1,000.00       1,040.88     1,016.38        9.00       8.89              1.75
------------------------------------------------------------------------------------------------------------
Class C    1,000.00     1,000.00       1,040.88     1,016.38        9.00       8.89              1.75
------------------------------------------------------------------------------------------------------------
Class D    1,000.00     1,000.00       1,040.88     1,016.38        9.00       8.89              1.75
------------------------------------------------------------------------------------------------------------
Class Z    1,000.00     1,000.00       1,046.08     1,021.42        3.87       3.82              0.75


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                          COLUMBIA BALANCED FUND


(sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 11.72% WITHOUT SALES CHARGE.

o THE FUND PERFORMED WELL ABOVE THE BLENDED RETURN OF THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

o HEALTH CARE AND TECHNOLOGY INVESTMENTS ASSISTED RESULTS ON THE EQUITY SIDE, WHILE MORTGAGES AND CORPORATE BONDS ENHANCED THE FUND'S FIXED-INCOME PERFORMANCE.

          [UP ARROW]           [UP ARROW]

                                S&P 500
        CLASS A SHARES           INDEX

            11.72%               12.56%

THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 WIDELY HELD, LARGE-CAPITALIZATION U.S. STOCKS.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT TRACKS THE PERFORMANCE OF FIXED-RATE, PUBLICLY PLACED, DOLLAR-DENOMINATED, NON-CONVERTIBLE INVESTMENT GRADE DEBT ISSUES.

                                    OBJECTIVE
                           Seeks high total return by
                           investing in common stocks
                              and debt securities.

                                TOTAL NET ASSETS
                                 $313.9 million

For the 12-month period ended August 31, 2005, Columbia Balanced Fund class A shares returned 11.72% without sales charge. The S&P 500 Index returned 12.56% and the Lehman Brothers Aggregate Bond Index returned 4.15%. The fund's return surpassed the 10.66% average return of the Lipper Balanced Funds Category. 1 We believe that superior stock selection and solid results from corporate bonds aided the fund relative to its peer group.

STRONG SHOWING FROM EQUITIES

The portfolio benefited from the strong performance of its equity holdings, which accounted for 63% of the fund's assets at the beginning of the period. Our contrarian approach to stock selection led us to attractive opportunities, notably in the health care sector. We identified generic drug manufacturers, who have been able to avoid the severe price competition that many investors feared would hurt the industry. They outperformed major pharmaceutical companies, which have been hurt by legal difficulties and impending patent expirations. In this regard, portfolio holdings IVAX and Endo Pharmaceuticals Holdings were strong performers. Also in the health care sector, drug distributors such as McKesson, AmerisourceBergen and Cardinal Health continued to adjust their business models so that they now receive a higher percentage of fees for specific services rather than depending solely on the price appreciation of drugs held in inventory to boost their earnings.

The portfolio also benefited from its technology investments. The list of strong performers included new selections such as Corning, the leading manufacturer of the glass used in flat-panel displays, and SanDisk, the market leader in Nanflash, a memory technology found in cameras and MP3 players. Meanwhile, long-time holding Hewlett-Packard regained strength. Investors responded favorably to new management's efforts to reduce overhead costs.

Although the fund was successful in many of its individual stock selections, it gave up some opportunity with respect to its sector allocations. In particular, our contrarian style led us to take profits in the fund's energy holdings and we missed out on what became an extended rally. The portfolio was also underweight in the stocks of public utilities, many of which were pushed higher by the spike in energy prices.

FIXED-INCOME RECAP

Within the fixed income portion of the portfolio, an emphasis on mortgage-backed, corporate and high-yield bonds was a good match with a market willing to take on risk. However, our decision to maintain a relatively short average maturity hurt results somewhat, because securities with maturities of 10 years or more were the bond market's best performers. Altogether, the fixed-income segment of the portfolio performed in line with its benchmark.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                                          COLUMBIA BALANCED FUND


(Sidebar)
NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                             21.75
-----------------------------------------
Class B                             21.72
-----------------------------------------
Class C                             21.72
-----------------------------------------
Class D                             21.72
-----------------------------------------
Class Z                             21.74

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              0.41
-----------------------------------------
Class B                              0.26
-----------------------------------------
Class C                              0.26
-----------------------------------------
Class D                              0.26
-----------------------------------------
Class Z                              0.47

PORTFOLIO COMPOSITION AS OF 08/31/05 (%)

Common stocks                        59.0
-----------------------------------------
Mortgage-backed securities           13.2
-----------------------------------------
Corporate fixed-income
  bonds & notes                      12.8
-----------------------------------------
Government agencies & obligations     6.4
-----------------------------------------
Collateralized mortgage obligations   2.6
-----------------------------------------
Asset-backed securities               1.7
-----------------------------------------
Commercial mortgage-backed
  securities                          1.5
-----------------------------------------
Cash & cash equivalents, net
  receivables & payables              2.8

TOP 10 EQUITY HOLDINGS AS OF 08/31/05 (%)

Microsoft                             1.8
-----------------------------------------
Berkshire Hathaway                    1.2
-----------------------------------------
Time Warner                           1.2
-----------------------------------------
American International Group          1.1
-----------------------------------------
Amgen                                 1.1
-----------------------------------------
WebMD                                 1.1
-----------------------------------------
UnumProvident                         1.1
-----------------------------------------
Honeywell International               1.0
-----------------------------------------
Millennium Pharmaceuticals            0.9
-----------------------------------------
JPMorgan Chase                        0.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

IVAX                                  0.6
-----------------------------------------
Endo Pharmaceuticals Holdings         0.6
-----------------------------------------
McKesson                              0.4
-----------------------------------------
AmerisourceBergen                     0.4
-----------------------------------------
Cardinal Health                       0.6
-----------------------------------------
Corning                               0.7
-----------------------------------------
SanDisk                               0.6
-----------------------------------------
Hewlett-Packard                       0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

REDUCING RISK FOR THE YEAR AHEAD

With energy prices and short-term interest rates moving higher, we believe that corporate earnings and overall economic growth could come under pressure. As a result, we have become slightly more cautious about the equity market. For stock selection, we expect to find more opportunities among larger-capitalization growth stocks. We believe that this area of the market has the potential to perform relatively better, given the slowing economic and earnings backdrop mentioned. Growth stocks have been out of favor for a number of years and meet the criteria of our contrarian approach. In the fixed-income arena, we have reduced the fund's commitment to corporate bonds but have retained our positions in mortgages, where we believe we can obtain additional yield without sacrificing credit quality. In addition, we have maintained a position in TIPS (Treasury Inflation Protected Securities) in case the economy experiences higher- than-expected inflation in the year ahead.

                    Columbia Balanced Fund is managed by a manager from Columbia's large cap core team:

                    Guy W. Pope has been associated with Columbia Management or its predecessors since 1993.


                    /s/ Guy W. Pope

                    and managers from Columbia's bond team:

                    Leonard A. Aplet has been associated with Columbia Management or its predecessors since 1987.


                    /s/ Leonard A. Aplet

                    Ron B. Stahl has been associated with Columbia Management or its predecessors since 1998.


                    /s/ Ron B. Stahl

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total returns but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

PERFORMANCE INFORMATION ________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND


PERFORMANCE OF A $10,000 INVESTMENT
09/01/95 -- 08/31/05 ($)

SALES CHARGE    WITHOUT           WITH
---------------------------------------
Class A          15,768          15,018
---------------------------------------
Class B          15,428          15,428
---------------------------------------
Class C          15,601          15,601
---------------------------------------
Class D          15,696          15,545
---------------------------------------
Class G          15,525          15,525
---------------------------------------
Class T          15,814          15,063
---------------------------------------
Class Z          15,894            n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

                                                                MERRILL LYNCH
        CLASS A SHARES     CLASS A SHARES    MERRILL LYNCH        1-5 YEAR
        WITHOUT SALES        WITH SALES         1-3 YEAR         GOVERNMENT/
            CHARGE             CHARGE        TREASURY INDEX    CORPORATE INDEX
        --------------     --------------    --------------    ---------------
 09/95     10000.00            9525.00          10000.00           10000.00
           10043.00            9566.00          10049.00           10057.00
           10136.00            9655.00          10133.00           10156.00
           10241.00            9754.00          10223.00           10263.00
           10321.00            9830.00          10301.00           10356.00
           10413.00            9918.00          10389.00           10448.00
           10339.00            9848.00          10345.00           10376.00
           10292.00            9803.00          10336.00           10347.00
           10282.00            9793.00          10344.00           10336.00
           10287.00            9798.00          10366.00           10343.00
           10367.00            9875.00          10441.00           10432.00
           10400.00            9906.00          10481.00           10470.00
           10420.00            9925.00          10517.00           10495.00
           10530.00           10029.00          10613.00           10611.00
           10655.00           10149.00          10733.00           10757.00
           10739.00           10229.00          10815.00           10862.00
           10720.00           10210.00          10815.00           10834.00
           10765.00           10253.00          10866.00           10883.00
           10780.00           10268.00          10891.00           10901.00
           10748.00           10238.00          10887.00           10875.00
           10847.00           10332.00          10976.00           10980.00
           10908.00           10390.00          11051.00           11060.00
           10980.00           10459.00          11127.00           11146.00
           11107.00           10580.00          11249.00           11310.00
           11100.00           10572.00          11259.00           11294.00
           11172.00           10641.00          11345.00           11399.00
           11259.00           10724.00          11429.00           11502.00
           11264.00           10728.00          11456.00           11524.00
           11338.00           10799.00          11534.00           11609.00
           11452.00           10908.00          11646.00           11745.00
           11439.00           10895.00          11657.00           11742.00
           11471.00           10926.00          11704.00           11788.00
           11529.00           10982.00          11759.00           11844.00
           11589.00           11039.00          11822.00           11916.00
           11634.00           11082.00          11883.00           11985.00
           11681.00           11126.00          11939.00           12039.00
           11839.00           11276.00          12089.00           12213.00
           12009.00           11439.00          12249.00           12432.00
           12068.00           11495.00          12309.00           12472.00
           12024.00           11453.00          12298.00           12454.00
           12068.00           11494.00          12341.00           12500.00
           12109.00           11534.00          12390.00           12563.00
           12014.00           11444.00          12330.00           12450.00
           12097.00           11523.00          12415.00           12552.00
           12121.00           11546.00          12454.00           12593.00
           12089.00           11514.00          12447.00           12544.00
           12127.00           11551.00          12486.00           12581.00
           12153.00           11576.00          12525.00           12594.00
           12164.00           11586.00          12562.00           12620.00
           12234.00           11653.00          12643.00           12722.00
           12248.00           11666.00          12678.00           12751.00
           12260.00           11678.00          12702.00           12772.00
           12283.00           11700.00          12719.00           12774.00
           12272.00           11689.00          12714.00           12746.00
           12348.00           11762.00          12800.00           12836.00
           12398.00           11809.00          12879.00           12937.00
           12431.00           11841.00          12912.00           12946.00
           12482.00           11889.00          12965.00           12983.00
           12579.00           11982.00          13100.00           13155.00
           12632.00           12032.00          13183.00           13248.00
           12717.00           12113.00          13280.00           13371.00
           12770.00           12164.00          13376.00           13492.00
           12825.00           12216.00          13448.00           13552.00
           12968.00           12352.00          13576.00           13708.00
           13176.00           12551.00          13737.00           13907.00
           13338.00           12705.00          13909.00           14108.00
           13448.00           12809.00          14000.00           14219.00
           13546.00           12903.00          14116.00           14348.00
           13561.00           12917.00          14154.00           14357.00
           13640.00           12992.00          14233.00           14441.00
           13687.00           13037.00          14282.00           14495.00
           13897.00           13237.00          14441.00           14727.00
           14009.00           13344.00          14525.00           14834.00
           14198.00           13524.00          14765.00           15100.00
           14372.00           13689.00          14905.00           15278.00
           14278.00           13600.00          14872.00           15186.00
           14243.00           13566.00          14878.00           15154.00
           14295.00           13616.00          14908.00           15198.00
           14360.00           13677.00          14980.00           15292.00
           14278.00           13600.00          14878.00           15139.00
           14450.00           13764.00          15044.00           15348.00
           14539.00           13848.00          15105.00           15467.00
           14624.00           13930.00          15231.00           15601.00
           14711.00           14012.00          15417.00           15801.00
           14815.00           14111.00          15470.00           15935.00
           14969.00           14258.00          15598.00           16138.00
           14888.00           14181.00          15634.00           16136.00
           14891.00           14184.00          15586.00           16107.00
           15027.00           14313.00          15734.00           16353.00
           15045.00           14330.00          15732.00           16361.00
           15164.00           14443.00          15798.00           16505.00
           15177.00           14456.00          15827.00           16538.00
           15237.00           14513.00          15857.00           16613.00
           15351.00           14622.00          15917.00           16791.00
           15357.00           14628.00          15941.00           16812.00
           15131.00           14413.00          15855.00           16596.00
           15149.00           14430.00          15866.00           16606.00
           15310.00           14583.00          16010.00           16870.00
           15261.00           14536.00          15951.00           16767.00
           15250.00           14526.00          15943.00           16765.00
           15346.00           14617.00          16035.00           16892.00
           15391.00           14660.00          16067.00           16955.00
           15436.00           14702.00          16145.00           17077.00
           15497.00           14761.00          16195.00           17173.00
           15361.00           14631.00          16039.00           16905.00
           15313.00           14586.00          16025.00           16861.00
           15322.00           14595.00          16023.00           16879.00
           15387.00           14656.00          16081.00           16977.00
           15488.00           14753.00          16192.00           17167.00
           15501.00           14764.00          16177.00           17167.00
           15547.00           14809.00          16227.00           17246.00
           15507.00           14770.00          16146.00           17127.00
           15558.00           14819.00          16180.00           17194.00
           15574.00           14834.00          16174.00           17187.00
           15574.00           14834.00          16136.00           17120.00
           15538.00           14800.00          16138.00           17086.00
           15612.00           14871.00          16228.00           17221.00
           15689.00           14944.00          16290.00           17319.00
           15730.00           14982.00          16323.00           17371.00
           15695.00           14950.00          16277.00           17279.00
08/05      15768.00           15019.00          16373.00           17431.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes and bonds with maturities of 1-3 years and a minimum amount outstanding of $1 billion. The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding and a maturity of 1-5 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS            A                B                C                D                 G                T            Z
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION           11/01/02         11/01/02         10/13/03         11/01/02         11/01/02         11/01/02      11/06/86
-------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT  WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH    WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
1-year             1.83   -3.00     1.07   -3.88     1.69    0.70      1.69   0.70      1.28   -3.67     1.94   -2.90     2.08
-------------------------------------------------------------------------------------------------------------------------------
5-year             4.40    3.39     3.94    3.60     4.18    4.18      4.30   4.10      4.08    3.56     4.46    3.45     4.56
-------------------------------------------------------------------------------------------------------------------------------
10-year            4.66    4.15     4.43    4.43     4.55    4.55      4.61   4.51      4.50    4.50     4.69    4.18     4.74


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS            A                B                C                 D                G                T            Z
-------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT  WITH    WITHOUT  WITH    WITHOUT   WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
1-year             2.64   -2.26     1.86   -3.14     2.50    1.50      2.48   1.48      2.08   -2.92     2.73   -2.17     2.89
-------------------------------------------------------------------------------------------------------------------------------
5-year             4.57    3.55     4.14    3.80     4.35    4.35      4.48   4.27      4.26    3.75     4.62    3.61     4.72
-------------------------------------------------------------------------------------------------------------------------------
10-year            4.72    4.21     4.51    4.51     4.61    4.61      4.68   4.57      4.57    4.57     4.75    4.24     4.80


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                   ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE             EXPENSES PAID          FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)        DURING THE PERIOD ($)      EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                 ACTUAL      HYPOTHETICAL          ACTUAL      HYPOTHETICAL     ACTUAL      HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A         1,000.00       1,000.00           1,014.01       1,020.82        4.42          4.43               0.87
-----------------------------------------------------------------------------------------------------------------------------
Class B         1,000.00       1,000.00           1,010.18       1,017.04        8.21          8.24               1.62
-----------------------------------------------------------------------------------------------------------------------------
Class C         1,000.00       1,000.00           1,013.41       1,020.06        5.18          5.19               1.02
-----------------------------------------------------------------------------------------------------------------------------
Class D         1,000.00       1,000.00           1,013.41       1,020.06        5.18          5.19               1.02
-----------------------------------------------------------------------------------------------------------------------------
Class G         1,000.00       1,000.00           1,011.29       1,018.05        7.20          7.22               1.42
-----------------------------------------------------------------------------------------------------------------------------
Class T         1,000.00       1,000.00           1,014.62       1,021.32        3.91          3.92               0.77
-----------------------------------------------------------------------------------------------------------------------------
Class Z         1,000.00       1,000.00           1,015.32       1,022.08        3.15          3.16               0.62


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Investment Advisor and/or Distributor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND


(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 1.83% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS HIGHER THAN BOTH THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX AND THE AVERAGE RETURN OF THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS CATEGORY.

o THE MATURITY STRUCTURE OF THE PORTFOLIO WAS WELL MATCHED TO INTEREST-RATE MOVEMENTS DURING THE PERIOD, WHICH AIDED PERFORMANCE.

                  [UP ARROW]                [UP ARROW]

                                         MERRILL LYNCH 1-3
                CLASS A SHARES          YEAR TREASURY INDEX

                    1.83%                      1.15%

THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX THAT MEASURES THE RETURN OF TREASURY NOTES AND BONDS WITH MATURITIES OF 1-3 YEARS AND A MINIMUM AMOUNT OUTSTANDING OF $1 BILLION.

                                    OBJECTIVE
                          Seeks a high level of current
                          income consistent with a high
                        degree of principal stability by
                          investing primarily in short-
                          term, investment-grade, fixed
                               income securities.

                                TOTAL NET ASSETS
                                 $422.5 million

NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                              8.56
-----------------------------------------
Class B                              8.56
-----------------------------------------
Class C                              8.56
-----------------------------------------
Class D                              8.56
-----------------------------------------
Class G                              8.56
-----------------------------------------
Class T                              8.56
-----------------------------------------
Class Z                              8.56

For the 12-month period ended August 31, 2005, Columbia Short Term Bond Fund class A shares returned 1.83% without sales charge. The fund's performance was higher than the benchmark Merrill Lynch 1-3 Year Treasury Index, which returned 1.15%. The fund also outperformed its peer group, the Lipper Short Term Investment Grade Debt Category, whose average return was 1.68%. 1 The maturity structure of the portfolio was well matched to interest-rate movements during the period, which aided performance.

THE BARBELL MET A FLATTENED YIELD CURVE

Throughout the past 12 months, we maintained a "barbell" structure that emphasized the short and long ends of the fund's maturity spectrum while de-emphasizing intermediate maturities. This strategy was a good fit with a Treasury yield curve that flattened over the course of the year. The yield curve "flattens" when short-term rates rise relative to long-term rates. Normally, the yield curve, which displays the progression of yields from short to long-term, is positively sloped.

In particular, the fund benefited from the Federal Reserve Board (the Fed) repeated short-term interest rate increases. The Fed raised the federal funds rate eight times during the reporting period. 2 As short-term securities matured, we were able to reinvest the proceeds at higher rates than those available during the past two years. In addition, the coupons on the fund's floating-rate notes were reset at steadily higher levels as the year went on.

ADDED VALUE OUTSIDE THE TREASURY MARKET

The fund's performance was enhanced by positions in corporate bonds, which outperformed Treasury bonds for the period as a whole. Industry selection was generally favorable. The fund was overweight in energy, capital goods and consumer non-cyclical sectors, which were strong performers during the period. The fund's exposure to the automotive sector proved to be a slight detriment. The entire sector came under pressure in the spring when GM and Ford bonds were downgraded. We eliminated the fund's GMAC holdings and elected to retain small positions in Ford and Chrysler.

Positions in mortgage-backed and asset-backed securities also aided the fund's performance, as bonds in these sectors outperformed Treasury securities with comparable maturities. Our ability to make significant investments in these longer-term sectors was made possible by the barbell approach, whose short-term component kept the portfolio's overall duration in check. Duration is a measure of interest-rate sensitivity.

1 Lipper, Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

2     The federal funds rate was increased again on August 9, 2005.

________________________________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND


(Sidebar)
DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              0.24
-----------------------------------------
Class B                              0.17
-----------------------------------------
Class C                              0.22
-----------------------------------------
Class D                              0.22
-----------------------------------------
Class G                              0.19
-----------------------------------------
Class T                              0.24
-----------------------------------------
Class Z                              0.26

PORTFOLIO QUALITY AS OF 08/31/05 (%)

Aaa                                  31.8
-----------------------------------------
Aa                                   10.5
-----------------------------------------
A                                    17.6
-----------------------------------------
Baa                                   9.3
-----------------------------------------
Agency                               22.0
-----------------------------------------
Treasury                              8.8

Portfolio quality is calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

PORTFOLIO COMPOSITION AS OF 08/31/05 (%)

Corporate fixed-income
  bonds & notes                      33.1
-----------------------------------------
Mortgage-backed securities           21.3
-----------------------------------------
Collateralized mortgage obligations  16.2
-----------------------------------------
Asset-backed securities              13.0
-----------------------------------------
Government agencies & obligations    11.2
-----------------------------------------
Commercial mortgage-backed
  securities                          3.4
-----------------------------------------
Cash & cash equivalents,
  net receivables & payables          1.8

MATURITY BREAKDOWN AS OF 08/31/05 (%)

0-1 years                            34.7
-----------------------------------------
1-3 years                            41.3
-----------------------------------------
3-5 years                            22.5
-----------------------------------------
5-10 years                            1.5

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and maturity breakdown are calculated as a percentage of net assets.

LOOKING AHEAD

As the trends of the past year unfolded, we took steps to position the portfolio to take advantage of the prevailing economic environment. Two particular aspects of this positioning are worth highlighting because we believe they remain relevant for the year ahead. First, we reduced the fund's commitment to corporate bonds, noting that their yield advantage over Treasuries has declined to historically low levels and that the steady rise in short-term interest rates could begin to crimp corporate profits. Second, we maintained a position in TIPS (Treasury Inflation Protected Securities) in case the economy experiences higher-than-expected inflation in the year ahead. The ability of the economy to weather higher energy prices has been impressive, but recent trends suggest potential benefits from securities that peg their rates to inflation.

                    Leonard A. Aplet, CFA, has co-managed Columbia Short Term Bond Fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.


                    /s/ Leonard A. Aplet

                    Richard R. Cutts, CFA, has co-managed the fund since December 2002 and has been with the advisor or its predecessors or affiliate organizations since 1994.


                    /s/ Richard R. Cutts

On September 23, 2005, the Columbia Short Term Bond Fund merged into Nations Short-Term Income Fund and the Nations Short-Term Income Fund was renamed Columbia Short Term Bond Fund.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

PERFORMANCE INFORMATION ________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND


PERFORMANCE OF A $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE    WITHOUT           WITH
---------------------------------------
Class A          17,971          17,121
---------------------------------------
Class B          17,591          17,591
---------------------------------------
Class C          17,640          17,640
---------------------------------------
Class D          17,682          17,509
---------------------------------------
Class Z          18,142            n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

        CLASS A SHARES     CLASS A SHARES     LEHMAN BROTHERS
        WITHOUT SALES        WITH SALES          AGGREGATE
            CHARGE             CHARGE           BOND INDEX
        --------------     --------------     ---------------
09/95      10000.00            9525.00            10000.00
           10109.00            9629.00            10097.00
           10241.00            9755.00            10228.00
           10398.00            9904.00            10382.00
           10548.00           10047.00            10527.00
           10612.00           10108.00            10597.00
           10416.00            9921.00            10412.00
           10347.00            9856.00            10339.00
           10267.00            9780.00            10281.00
           10245.00            9758.00            10261.00
           10389.00            9896.00            10398.00
           10406.00            9912.00            10426.00
           10398.00            9904.00            10409.00
           10585.00           10082.00            10590.00
           10809.00           10296.00            10825.00
           11009.00           10486.00            11010.00
           10905.00           10387.00            10908.00
           10948.00           10428.00            10941.00
           10982.00           10460.00            10969.00
           10866.00           10350.00            10847.00
           11025.00           10502.00            11010.00
           11128.00           10599.00            11114.00
           11256.00           10721.00            11247.00
           11565.00           11016.00            11550.00
           11463.00           10918.00            11452.00
           11628.00           11075.00            11620.00
           11804.00           11244.00            11789.00
           11840.00           11277.00            11843.00
           11947.00           11380.00            11963.00
           12091.00           11517.00            12116.00
           12081.00           11507.00            12106.00
           12109.00           11534.00            12147.00
           12172.00           11594.00            12210.00
           12292.00           11709.00            12326.00
           12392.00           11803.00            12431.00
           12411.00           11821.00            12457.00
           12613.00           12014.00            12660.00
           12853.00           12242.00            12957.00
           12739.00           12134.00            12888.00
           12793.00           12185.00            12961.00
           12838.00           12228.00            13000.00
           12929.00           12315.00            13093.00
           12681.00           12078.00            12863.00
           12762.00           12156.00            12934.00
           12804.00           12196.00            12976.00
           12652.00           12051.00            12861.00
           12596.00           11998.00            12820.00
           12511.00           11917.00            12765.00
           12486.00           11893.00            12759.00
           12640.00           12040.00            12907.00
           12675.00           12073.00            12955.00
           12691.00           12088.00            12953.00
           12641.00           12041.00            12891.00
           12567.00           11970.00            12849.00
           12695.00           12092.00            13004.00
           12856.00           12245.00            13176.00
           12811.00           12202.00            13137.00
           12801.00           12193.00            13131.00
           13078.00           12457.00            13404.00
           13171.00           12546.00            13526.00
           13372.00           12736.00            13722.00
           13465.00           12826.00            13809.00
           13539.00           12896.00            13900.00
           13786.00           13131.00            14128.00
           14065.00           13397.00            14390.00
           14314.00           13635.00            14626.00
           14439.00           13753.00            14754.00
           14517.00           13827.00            14827.00
           14425.00           13740.00            14765.00
           14522.00           13832.00            14854.00
           14564.00           13872.00            14910.00
           14898.00           14190.00            15244.00
           15041.00           14326.00            15419.00
           15199.00           14477.00            15600.00
           15506.00           14769.00            15926.00
           15312.00           14585.00            15706.00
           15209.00           14487.00            15606.00
           15302.00           14575.00            15732.00
           15426.00           14693.00            15885.00
           15209.00           14486.00            15621.00
           15490.00           14754.00            15924.00
           15608.00           14866.00            16059.00
           15665.00           14921.00            16197.00
           15816.00           15065.00            16393.00
           16086.00           15322.00            16670.00
           16321.00           15546.00            16941.00
           16132.00           15365.00            16863.00
           16114.00           15349.00            16858.00
           16359.00           15582.00            17207.00
           16379.00           15601.00            17222.00
           16606.00           15817.00            17460.00
           16595.00           15806.00            17446.00
           16719.00           15925.00            17590.00
           16987.00           16180.00            17918.00
           16932.00           16128.00            17882.00
           16392.00           15613.00            17281.00
           16495.00           15712.00            17395.00
           16914.00           16111.00            17856.00
           16765.00           15969.00            17690.00
           16757.00           15961.00            17732.00
           16911.00           16108.00            17913.00
           17041.00           16232.00            18057.00
           17200.00           16383.00            18252.00
           17320.00           16498.00            18388.00
           16920.00           16117.00            17910.00
           16810.00           16012.00            17839.00
           16881.00           16079.00            17940.00
           17041.00           16232.00            18118.00
           17341.00           16517.00            18464.00
           17398.00           16572.00            18514.00
           17543.00           16710.00            18669.00
           17406.00           16579.00            18520.00
           17564.00           16730.00            18690.00
           17647.00           16809.00            18808.00
           17585.00           16750.00            18697.00
           17444.00           16616.00            18602.00
           17638.00           16800.00            18853.00
           17804.00           16958.00            19057.00
           17904.00           17053.00            19161.00
           17773.00           16929.00            18987.00
08/05      17971.00           17121.00            19234.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Fixed Income Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS             A                     B                     C                      D                    Z
---------------------------------------------------------------------------------------------------------------------
INCEPTION            11/01/02              11/01/02              10/13/03              11/01/02              02/25/83
---------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT      WITH         WITHOUT
---------------------------------------------------------------------------------------------------------------------
1-year             3.63     -1.28        2.86     -2.07        3.01      2.02        3.01       2.03          3.83
---------------------------------------------------------------------------------------------------------------------
5-year             6.09      5.06        5.64      5.32        5.70      5.70        5.75       5.53          6.29
---------------------------------------------------------------------------------------------------------------------
10-year            6.04      5.52        5.81      5.81        5.84      5.84        5.87       5.76          6.14


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS             A                     B                     C                      D                    Z
---------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT      WITH         WITHOUT
---------------------------------------------------------------------------------------------------------------------
1-year             6.07      1.02        5.28      0.28        5.44      4.44        5.43       4.43          6.27
--------------------------------------------------------------------------------------------------------------------
5-year             6.49      5.46        6.06      5.74        6.11      6.11        6.16       5.94          6.68
--------------------------------------------------------------------------------------------------------------------
10-year            6.10      5.59        5.89      5.89        5.92      5.92        5.94       5.84          6.20


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05



                   ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID           FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)       EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------------
                 ACTUAL       HYPOTHETICAL          ACTUAL     HYPOTHETICAL      ACTUAL      HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------------
Class A         1,000.00        1,000.00           1,021.88      1,019.81         5.45           5.45                1.07
-------------------------------------------------------------------------------------------------------------------------------
Class B         1,000.00        1,000.00           1,018.00      1,016.03         9.26           9.25                1.82
-------------------------------------------------------------------------------------------------------------------------------
Class C         1,000.00        1,000.00           1,018.80      1,016.79         8.50           8.49                1.67
-------------------------------------------------------------------------------------------------------------------------------
Class D         1,000.00        1,000.00           1,018.80      1,016.79         8.50           8.49                1.67
-------------------------------------------------------------------------------------------------------------------------------
Class Z         1,000.00        1,000.00           1,022.79      1,021.07         4.18           4.18                0.82


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Distributor not waived a portion of expenses for class C and class D, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND


(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 3.63% WITHOUT SALES CHARGE.

o IN AN ENVIRONMENT OF RISING SHORT-TERM INTEREST RATES, THE FUND, ITS BENCHMARK AND ITS PEER GROUP DELIVERED MODEST BUT SOLID RETURNS.

o THE FUND'S CORPORATE AND MORTGAGE-BACKED HOLDINGS AIDED PERFORMANCE. LESS EXPOSURE TO AGENCY SECURITIES AND DURATION THAT WAS SHORTER THAN ITS BENCHMARK DETRACTED SOMEWHAT FROM PERFORMANCE.

             [UP ARROW]              [UP ARROW]

                                   LEHMAN BROTHERS
                                      AGGREGATE
           CLASS A SHARES            BOND INDEX

               3.63%                    4.15%

THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT TRACKS THE DAILY PRICE, COUPON, PAY-DOWNS, AND TOTAL RETURN PERFORMANCE OF FIXED-RATE, PUBLICLY PLACED, DOLLAR-DENOMINATED, AND NON-CONVERTIBLE INVESTMENT GRADE DEBT ISSUES WITH AT LEAST $250 MILLION PAR AMOUNT OUTSTANDING AND WITH AT LEAST ONE YEAR TO FINAL MATURITY.

                                    OBJECTIVE
                         Seeks a high level of income by
                          investing in a broad range of
                        debt securities with intermediate
                            to long-term maturities.

                                TOTAL NET ASSETS
                                 $249.6 million

NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                             13.30
-----------------------------------------
Class B                             13.30
-----------------------------------------
Class C                             13.30
-----------------------------------------
Class D                             13.30
-----------------------------------------
Class Z                             13.30

For the 12-month period ended August 31, 2005, Columbia Fixed Income Securities Fund class A shares returned 3.63% without sales charge. By comparison, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Category average returned 4.15% and 4.14%, respectively, over the same period. 1 Two factors accounted for the slight gap between the fund's performance and its benchmark and peers: We believe it had less exposure to agency securities, which were strong performers. And, its overall duration was shorter. Duration is a measure of interest rate sensitivity; and in a period that favored longer-term securities, this positioning detracted from performance. 2

AN UNUSUAL ENVIRONMENT FOR BONDS

Fixed-income investors faced an unusual combination of circumstances during the past 12 months. Seldom, if ever, has the Federal Reserve Board (the Fed) sustained effort to raise short-term interest rates higher been accompanied by such a persistent decline in long-term rates. The Fed raised the federal funds rate a total of eight times during the period, reflecting a backdrop of steady yet unspectacular growth in the national economy.

However, long-term rates were insulated from the Fed's efforts. While yields on 2-year Treasury obligations rose by 1.42 percentage points over the past year, yields on 10-year and 30-year bonds fell by 10 and 67 basis points, respectively. (A basis point is one hundredth of one percent.) Because we expected long-term rates to rise along with short-term rates, in keeping with historical precedent, we kept the portfolio's duration relatively short during the period. This strategy hampered returns during the period as long-term bonds exhibited unexpected strength.

CORPORATE BONDS AND MORTGAGES PROVE THEIR WORTH

The fund was helped during the period by our willingness to move outside the Treasury market into corporate bonds, mortgage-backed securities and asset-backed securities. Each of these sectors outperformed Treasury securities of comparable maturities, aided by the combination of rising corporate profits and stable-to-lower long-term rates.

Our security selection within these sectors also added to the fund's returns. Within the corporate bond market, we overweighted strong-performing industries such as energy, capital goods and consumer non-cyclicals. Within the mortgage arena, the fund's exposure to 15-year mortgage collateral was especially helpful to overall performance. These securities did better than longer-term mortgage obligations.

LOOKING AHEAD

As the trends of the past year unfolded, we took steps to position the portfolio to take advantage of the prevailing economic environment. Two

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2     The federal funds rate was increased again on August 9, 2005.

________________________________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

(Sidebar)
DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              0.67
-----------------------------------------
Class B                              0.57
-----------------------------------------
Class C                              0.59
-----------------------------------------
Class D                              0.59
-----------------------------------------
Class Z                              0.69

Distributions include $0.14 per share of taxable realized gains.

PORTFOLIO QUALITY AS OF 08/31/05 (%)

Treasury/Agency                      50.4
-----------------------------------------
Aaa                                  14.3
-----------------------------------------
Aa                                    5.5
-----------------------------------------
A                                    13.9
-----------------------------------------
Baa                                  10.2
-----------------------------------------
Ba                                    3.8
-----------------------------------------
B                                     1.8
-----------------------------------------
Caa                                   0.1

Portfolio quality is calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

PORTFOLIO COMPOSITION AS OF 08/31/05 (%)

Mortgage-backed securities           39.4
-----------------------------------------
Corporate fixed-income
  bonds & notes                      33.9
-----------------------------------------
Government agencies & obligations    11.6
-----------------------------------------
Collateralized mortgage obligations   5.7
-----------------------------------------
Asset-backed securities               3.3
-----------------------------------------
Commercial mortgage-backed
  securities                          1.3
-----------------------------------------
Cash & cash equivalents,
  net receivables & payables          4.8

MATURITY BREAKDOWN AS OF 08/31/05 (%)

0-1 years                            13.4
-----------------------------------------
1-5 years                            57.6
-----------------------------------------
5-10 years                           18.3
-----------------------------------------
10-20 years                           3.0
-----------------------------------------
20+ years                             7.7

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and maturity breakdown discussed are calculated as a percentage of net assets.


particular aspects of this positioning are worth highlighting, because we believe they remain relevant for the year ahead.

First, we reduced our commitment to corporate bonds, noting that their yield advantage over Treasuries has declined to historically low levels and that the steady rise in short-term rates may begin to crimp corporate profits. In addition, we maintained a position in TIPS (Treasury Inflation Protected Securities) in case the economy experiences higher- than-expected inflation in the year ahead. The ability of the economy to weather higher energy prices has been impressive, but recent trends suggest potential benefits for securities that peg their rates to inflation.

                    Leonard A. Aplet has co-managed Columbia Fixed Income Securities Fund since January1988 and has been with the advisor or its predecessors or affiliate organizations since 1987.


                    /s/ Leonard A. Aplet

                    Richard R. Cutts has co-managed the fund since December 2002 and has been with the advisor or its predecessors or affiliate organizations since 1994.


                    /s/ Richard R. Cutts

On October 7, 2005, the Columbia Fixed Income Securities Fund merged into Columbia Total Return Bond Fund.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

PERFORMANCE INFORMATION ________________________________________________________
                                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND


PERFORMANCE OF A $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE       WITHOUT          WITH
-----------------------------------------
Class A            16,855          16,051
-----------------------------------------
Class B            16,499          16,499
-----------------------------------------
Class C            16,612          16,612
-----------------------------------------
Class D            16,671          16,508
-----------------------------------------
Class Z            17,008            n/a

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

        CLASS A SHARES     CLASS A SHARES     LEHMAN BROTHERS
        WITHOUT SALES        WITH SALES      GENERAL OBLIGATION
            CHARGE             CHARGE           BOND INDEX
        --------------     --------------    ------------------
09/95      10000.00            9525.00           10000.00
           10067.00            9589.00           10064.00
           10185.00            9701.00           10179.00
           10326.00            9836.00           10322.00
           10386.00            9893.00           10404.00
           10446.00            9950.00           10505.00
           10394.00            9901.00           10456.00
           10285.00            9797.00           10340.00
           10243.00            9756.00           10304.00
           10236.00            9750.00           10288.00
           10338.00            9847.00           10392.00
           10425.00            9930.00           10490.00
           10426.00            9931.00           10489.00
           10547.00           10046.00           10618.00
           10652.00           10146.00           10742.00
           10819.00           10305.00           10942.00
           10775.00           10264.00           10899.00
           10803.00           10290.00           10928.00
           10890.00           10373.00           11027.00
           10774.00           10263.00           10885.00
           10845.00           10330.00           10970.00
           10972.00           10451.00           11133.00
           11071.00           10545.00           11254.00
           11353.00           10814.00           11545.00
           11281.00           10745.00           11442.00
           11399.00           10858.00           11573.00
           11455.00           10911.00           11637.00
           11509.00           10962.00           11691.00
           11676.00           11121.00           11857.00
           11788.00           11228.00           11979.00
           11774.00           11214.00           11989.00
           11764.00           11205.00           12000.00
           11724.00           11167.00           11936.00
           11894.00           11329.00           12132.00
           11920.00           11354.00           12176.00
           11948.00           11380.00           12205.00
           12128.00           11552.00           12398.00
           12279.00           11695.00           12564.00
           12258.00           11676.00           12566.00
           12295.00           11711.00           12608.00
           12327.00           11741.00           12649.00
           12482.00           11889.00           12815.00
           12386.00           11797.00           12750.00
           12393.00           11805.00           12755.00
           12429.00           11839.00           12791.00
           12316.00           11731.00           12719.00
           12141.00           11564.00           12533.00
           12188.00           11610.00           12583.00
           12084.00           11510.00           12509.00
           12090.00           11515.00           12520.00
           11965.00           11397.00           12411.00
           12085.00           11511.00           12538.00
           11999.00           11429.00           12459.00
           11925.00           11358.00           12413.00
           12025.00           11454.00           12537.00
           12275.00           11692.00           12790.00
           12209.00           11629.00           12725.00
           12133.00           11557.00           12658.00
           12427.00           11836.00           12983.00
           12596.00           11997.00           13154.00
           12787.00           12180.00           13342.00
           12719.00           12115.00           13274.00
           12858.00           12247.00           13414.00
           12941.00           12327.00           13508.00
           13231.00           12603.00           13826.00
           13382.00           12747.00           13977.00
           13420.00           12782.00           14019.00
           13528.00           12886.00           14142.00
           13382.00           12747.00           13995.00
           13525.00           12883.00           14137.00
           13611.00           12964.00           14224.00
           13798.00           13143.00           14426.00
           14021.00           13355.00           14659.00
           13983.00           13319.00           14626.00
           14160.00           13488.00           14776.00
           13998.00           13333.00           14646.00
           13832.00           13175.00           14528.00
           14058.00           13390.00           14767.00
           14222.00           13547.00           14947.00
           13966.00           13303.00           14661.00
           14240.00           13564.00           14963.00
           14330.00           13649.00           15046.00
           14499.00           13810.00           15214.00
           14693.00           13995.00           15403.00
           14866.00           14160.00           15578.00
           15192.00           14470.00           15893.00
           14914.00           14206.00           15636.00
           14801.00           14098.00           15559.00
           15092.00           14375.00           15864.00
           15033.00           14319.00           15837.00
           15266.00           14541.00           16056.00
           15254.00           14530.00           16086.00
           15361.00           14631.00           16191.00
           15725.00           14978.00           16548.00
           15639.00           14896.00           16469.00
           15080.00           14364.00           15922.00
           15178.00           14457.00           16070.00
           15635.00           14892.00           16531.00
           15521.00           14784.00           16421.00
           15684.00           14939.00           16555.00
           15813.00           15061.00           16673.00
           15873.00           15119.00           16756.00
           16163.00           15395.00           17019.00
           16045.00           15283.00           16973.00
           15646.00           14902.00           16591.00
           15643.00           14899.00           16568.00
           15704.00           14958.00           16633.00
           15883.00           15128.00           16834.00
           16192.00           15423.00           17157.00
           16254.00           15482.00           17240.00
           16368.00           15590.00           17376.00
           16220.00           15450.00           17225.00
           16408.00           15629.00           17412.00
           16523.00           15738.00           17543.00
           16442.00           15661.00           17475.00
           16307.00           15533.00           17354.00
           16572.00           15784.00           17623.00
           16661.00           15870.00           17743.00
           16783.00           15986.00           17839.00
           16672.00           15880.00           17737.00
08/05      a16855.00           16051.00           17907.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers General Obligation Bond Index is a unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)



SHARE CLASS               A                     B                     C                      D                     Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION              11/01/02              11/01/02              10/13/03              11/01/02               07/02/84
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE       WITHOUT    WITH       WITHOUT    WITH       WITHOUT     WITH      WITHOUT      WITH          WITHOUT
------------------------------------------------------------------------------------------------------------------------
1- year              4.05     -0.90        3.26     -1.74        3.64      2.64        3.62       2.62            4.31
------------------------------------------------------------------------------------------------------------------------
5-year               5.67      4.66        5.22      4.90        5.37      5.37        5.44       5.23            5.87
------------------------------------------------------------------------------------------------------------------------
10-year              5.36      4.85        5.13      5.13        5.21      5.21        5.24       5.14            5.45


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS               A                     B                     C                      D                     Z
-----------------------------------------------------------------------------------------------------------------------
SALES CHARGE       WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT      WITH          WITHOUT
-----------------------------------------------------------------------------------------------------------------------
1- year              6.88      1.81        6.07      1.07        6.48      5.48        6.45       6.45            7.15
-----------------------------------------------------------------------------------------------------------------------
5-year               6.20      5.18        5.78      5.45        5.91      5.91        5.98       5.77            6.38
-----------------------------------------------------------------------------------------------------------------------
10-year              5.54      5.03        5.33      5.33        5.40      5.40        5.43       5.43            5.63


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective August 22, 2005, new purchases of class A shares have a maximum initial sales charge of 3.25%.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/05 - 08/31/05


                   ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE            EXPENSES PAID         FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)        DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
                 ACTUAL       HYPOTHETICAL        ACTUAL     HYPOTHETICAL     ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
Class A         1,000.00       1,000.00          1,024.50      1,020.82        4.44           4.43             0.87
--------------------------------------------------------------------------------------------------------------------------
Class B         1,000.00       1,000.00          1,020.72      1,017.04        8.25           8.24             1.62
--------------------------------------------------------------------------------------------------------------------------
Class C         1,000.00       1,000.00          1,022.38      1,018.80        6.47           6.46             1.27
--------------------------------------------------------------------------------------------------------------------------
Class D         1,000.00       1,000.00          1,022.38      1,018.80        6.47           6.46             1.27
--------------------------------------------------------------------------------------------------------------------------
Class Z         1,000.00       1,000.00          1,025.81      1,022.08        3.17           3.16             0.62


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Distributor not waived a portion of expenses for class C and class D, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND


(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 4.05% WITHOUT SALES CHARGE.

o THE FUND RETURNED SLIGHTLY LESS THAN ITS BENCHMARK, THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX. HOWEVER IT CAME OUT SOLIDLY AHEAD OF THE AVERAGE FOR ITS PEER GROUP, THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS CATEGORY.

o THE FUND'S FOCUS ON BONDS WITH RELATIVELY LONG MATURITIES AT A TIME WHEN SHORTER-TERM ISSUES WERE UNDER PRESSURE, AIDED PERFORMANCE. HOWEVER, THE INDEX HAD EVEN MORE EXPOSURE TO LONGER-TERM ISSUES, WHICH EXPLAINS THE MODEST GAP IN PERFORMANCE BETWEEN THE FUND AND ITS BENCHMARK.

                 [UP ARROW]                    [UP ARROW]

                                            LEHMAN BROTHERS
                                           GENERAL OBLIGATION
               CLASS A SHARES                  BOND INDEX

                   4.05%                         4.41%

THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX IS AN UNMANAGED INDEX THAT REPRESENTS AVERAGE MARKET-WEIGHTED PERFORMANCE OF GENERAL OBLIGATION SECURITIES THAT HAVE BEEN ISSUED IN THE LAST FIVE YEARS WITH MATURITIES GREATER THAN ONE YEAR.

                                    OBJECTIVE
                          Seeks a high level of income
                         exempt from federal and Oregon
                             income tax by investing
                        primarily in municipal securities
                         issued by the state of Oregon.

                                TOTAL NET ASSETS
                                 $417.6 million

For the 12-month period ended August 31, 2005, Columbia Oregon Intermediate Municipal Bond Fund class A shares returned 4.05% without sales charge. This was less than the fund's benchmark, the Lehman Brothers General Obligation Bond Index, which returned 4.41%. The fund outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which returned an average of 2.48%. 1 In January we changed the fund's peer group from the Lipper Oregon Funds Category because we felt the new peer group was a better match with the fund's strategy. Funds in the former peer group tend to own bonds with longer maturities, Columbia Oregon Intermediate Municipal Bond Fund targets an intermediate maturity range. The fund's focus on bonds with relatively long maturities at a time when shorter-term issues were under pressure aided performance. However, the fund had less exposure than the index to better-performing long-term issues, which accounted for its slight underperformance.

LONGER-TERM INTERMEDIATES AIDED RESULTS WHILE HOUSING ISSUES HURT

Our decision to emphasize intermediate-term bonds with longer maturities was rewarded as declining rates brought higher prices in the longer end of the intermediate-term market. These rate declines occurred despite a string of Federal Reserve Board (the Fed) hikes, which drove down prices of shorter-term issues. The fund also benefited from owning zero-coupon issues, which pay no income but are issued at a discount to face value. Zeroes were the market's strongest sector over this period. The fund's call-protected bonds also did well. Investors favored bonds with good safeguards against untimely recalls by issuers seeking to refinance at lower rates. Hospital bonds were strong performers during the period, and the fund's lower- and non-rated bonds also did well as economic conditions improved.

We are pleased to report that the bonds of the Oregon Coast Aquarium, which had been in default, rose sharply once the Aquarium's debt was restructured, an initiative in which we collaborated. As a result, the fund also received the majority of back interest due. However, we sold the bonds below their purchase price and their sale generated a net loss for the fund. The fund continued to experience disappointing results from the housing sector, where some bonds were called away at prices below market levels. In addition, holdings in the one-to-five year maturity range felt the pressure of rising short-term rates.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND


(Sidebar)
NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                             12.45
-----------------------------------------
Class B                             12.45
-----------------------------------------
Class C                             12.45
-----------------------------------------
Class D                             12.45
-----------------------------------------
Class Z                             12.45

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              0.49
-----------------------------------------
Class B                              0.40
-----------------------------------------
Class C                              0.44
-----------------------------------------
Class D                              0.44
-----------------------------------------
Class Z                              0.52

Distributions include $0.04 per share of taxable realized gains.

PORTFOLIO QUALITY AS OF 08/31/05 (%)

AAA                                  48.9
-----------------------------------------
AA                                   32.8
-----------------------------------------
A                                     4.9
-----------------------------------------
BBB                                   4.6
-----------------------------------------
Non rated                             7.9
-----------------------------------------
Net cash & equivalents                0.9

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

TOP 5 SECTORS AS OF 08/31/05 (%)

Refunded/escrowed                    24.9
-----------------------------------------
Local general obligations            22.0
-----------------------------------------
Hospitals                            11.1
-----------------------------------------
Special property tax                  6.9
-----------------------------------------
Education                             5.9

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown and holdings discussed are calculated as a percentage of net assets.

MATURITY BREAKDOWN AS OF 08/31/05 (%)

0-1 years                             0.5
-----------------------------------------
1-3 years                             2.6
-----------------------------------------
3-5 years                            10.4
-----------------------------------------
5-7 years                            21.9
-----------------------------------------
7-10 years                           23.4
-----------------------------------------
10-15 years                          22.8
-----------------------------------------
15-20 years                          13.7
-----------------------------------------
20-25 years                           1.4
-----------------------------------------
25+ years                             2.4
-----------------------------------------
Net cash & equivalents                0.9

Portfolio quality and maturity breakdown are calculated as a percentage of total investments.

OREGON'S SLOW RECOVERY CONTINUED

The pace of Oregon's economic recovery remained slower than rebounds in other states. Unemployment stood at 6.5% in June, a marked improvement from 2003's peak of 8.3%, but still above the national average. The state's above-average debt level appears manageable, given improving economic prospects and projected increases in personal income taxes and other revenue streams. However, Oregon's reserves will have to be bolstered before it is likely to merit a boost in its AA- bond rating.

FAVORABLE OUTLOOK HINGES ON ECONOMIC GROWTH

As long as economic growth continues, we believe that increased tax revenues should strengthen balance sheets for state and local governments. And with signs that the economic expansion could be slowing, the Fed may soon reevaluate its long campaign of short-term rate increases. With those expectations in mind, we plan to continue to emphasize longer-maturity, higher-yielding issues because we believe that they offer greater return potential. We also plan to continue to focus on bonds with good call protection as we seek to maintain an attractive yield for our shareholders. We have cut exposure to bonds subject to the Alternative Minimum Tax (AMT) to less than 1% of the portfolio. Our goal is to deliver more net after-tax yield as the AMT affects growing numbers of taxpayers. Any changes in the tax law could lead us to rethink this strategy.

                    Brian McGreevy has managed the Columbia Oregon Intermediate Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors or affiliate organizations since 1994.


                    /s/ Brian McGreevy

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE INFORMATION ________________________________________________________
                                           COLUMBIA CONSERVATIVE HIGH YIELD FUND


PERFORMANCE OF A $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE       WITHOUT          WITH
-----------------------------------------
Class A            19,426          18,501
-----------------------------------------
Class B            18,995          18,995
-----------------------------------------
Class C            19,037          19,037
-----------------------------------------
Class D            19,084          18,887
-----------------------------------------
Class Z            19,572           n/a


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

GROWTH OF A $10,000 INVESTMENT 09/01/95 - 08/31/05

                                [MOUNTAIN CHART]

       CLASS A              CLASS A            MERRILL LYNCH US
   SHARES WITHOUT         SHARES WITH          HIGH YIELD, CASH
    SALES CHARGE          SALES CHARGE          PAY ONLY INDEX
   --------------         ------------         ----------------
 09/95 10000                  9525                  10000
       10162                  9679                  10114
       10296                  9807                  10186
       10414                  9919                  10286
       10581                 10079                  10451
       10728                 10219                  10616
       10764                 10252                  10632
       10642                 10137                  10604
       10627                 10122                  10609
       10637                 10131                  10685
       10666                 10160                  10749
       10745                 10235                  10822
       10950                 10429                  10934
       11139                 10610                  11169
       11262                 10727                  11292
       11498                 10952                  11520
       11580                 11030                  11609
       11682                 11127                  11698
       11859                 11296                  11862
       11680                 11125                  11730
       11818                 11257                  11864
       12101                 11527                  12104
       12254                 11672                  12288
       12584                 11986                  12582
       12572                 11975                  12561
       12741                 12136                  12770
       12729                 12125                  12854
       12874                 12263                  12976
       13049                 12430                  13099
       13262                 12632                  13294
       13340                 12707                  13349
       13423                 12786                  13464
       13490                 12849                  13527
       13532                 12889                  13622
       13628                 12981                  13690
       13794                 13139                  13768
       13247                 12618                  13173
       13481                 12841                  13199
       13417                 12779                  12983
       13859                 13201                  13574
       13863                 13205                  13578
       14034                 13367                  13712
       13957                 13294                  13608
       14123                 13452                  13725
       14223                 13548                  13939
       14040                 13373                  13843
       13996                 13331                  13817
       13982                 13318                  13837
       13904                 13243                  13696
       13889                 13229                  13644
       13891                 13231                  13564
       14118                 13447                  13718
       14193                 13518                  13790
       14120                 13449                  13721
       14133                 13462                  13733
       14052                 13385                  13541
       14117                 13446                  13545
       14109                 13438                  13396
       14405                 13721                  13625
       14534                 13844                  13723
       14780                 14078                  13890
       14780                 14078                  13810
       14656                 13960                  13405
       14446                 13760                  12986
       14847                 14141                  13267
       15356                 14626                  14058
       15485                 14749                  14280
       15404                 14673                  14092
       15367                 14637                  13938
       15467                 14732                  14206
       15331                 14603                  13913
       15517                 14779                  14129
       15718                 14972                  14266
       15104                 14386                  13351
       15622                 14880                  13744
       16031                 15270                  14191
       15832                 15080                  14090
       15927                 15171                  14169
       15782                 15033                  14033
       15931                 15174                  14367
       16005                 15245                  14595
       15973                 15215                  14516
       15568                 14828                  13484
       15309                 14582                  12948
       15547                 14808                  13271
       15486                 14750                  13059
       15466                 14731                  12949
       15902                 15147                  13721
       16007                 15247                  13930
       16146                 15379                  14331
       16274                 15501                  14516
       16554                 15767                  14891
       16929                 16125                  15728
       16943                 16138                  15898
       17150                 16335                  16332
       16824                 16025                  16099
       16937                 16132                  16310
       17304                 16482                  16745
       17498                 16667                  17087
       17605                 16768                  17322
       17795                 16950                  17724
       17966                 17112                  18001
       18034                 17177                  17994
       18189                 17325                  18120
       18029                 17173                  17989
       17676                 16836                  17701
       17829                 16982                  17960
       18111                 17251                  18206
       18444                 17568                  18535
       18726                 17837                  18793
       18989                 18087                  19150
       18998                 18096                  19343
       19068                 18163                  19632
       19030                 18126                  19616
       19261                 18346                  19893
       18719                 17830                  19351
       18684                 17796                  19150
       19020                 18117                  19503
       19273                 18358                  19873
       19418                 18495                  20183
08/05  19426                 18501                  20249

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)

SHARE CLASS             A                   B                   C                   D               Z
---------------------------------------------------------------------------------------------------------
INCEPTION            11/01/02            11/01/02           10/13/03            11/01/02         10/01/93
---------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH    WITHOUT    WITH     WITHOUT    WITH    WITHOUT      WITH     WITHOUT
---------------------------------------------------------------------------------------------------------
1-year            5.31       0.35     4.53      -0.43     4.69      3.69     4.69        3.62      5.54
---------------------------------------------------------------------------------------------------------
5-year            5.61       4.59     5.14       4.83     5.19      5.19     5.24        5.03      5.77
---------------------------------------------------------------------------------------------------------
10-year           6.87       6.35     6.63       6.63     6.65      6.65     6.68        6.57      6.95


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)



SHARE CLASS             A                   B                   C                   D               Z
--------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH     WITHOUT
--------------------------------------------------------------------------------------------------------
1-year            8.09       3.00     7.29       2.29     7.46      6.46     7.45        6.32      8.34
--------------------------------------------------------------------------------------------------------
5-year            5.99       4.97     5.54       5.24     5.59      5.59     5.64        5.43      6.14
--------------------------------------------------------------------------------------------------------
10-year           6.95       6.43     6.72       6.72     6.74      6.74     6.77        6.66      7.02


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                           COLUMBIA CONSERVATIVE HIGH YIELD FUND

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



03/01/05 - 08/31/05

               ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------
             ACTUAL        HYPOTHETICAL     ACTUAL     HYPOTHETICAL    ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------
Class A     1,000.00         1,000.00      1,008.52      1,020.47       4.76           4.79              0.94
--------------------------------------------------------------------------------------------------------------------
Class B     1,000.00         1,000.00      1,004.69      1,016.69       8.54           8.59              1.69
--------------------------------------------------------------------------------------------------------------------
Class C     1,000.00         1,000.00      1,005.49      1,017.44       7.78           7.83              1.54
--------------------------------------------------------------------------------------------------------------------
Class D     1,000.00         1,000.00      1,005.49      1,017.44       7.78           7.83              1.54
--------------------------------------------------------------------------------------------------------------------
Class Z     1,000.00         1,000.00      1,009.58      1,021.73       3.50           3.52              0.69


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Distributor not waived a portion of expense for class C and class D, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                           COLUMBIA CONSERVATIVE HIGH YIELD FUND


(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005, THE FUND'S CLASS A SHARES RETURNED 5.31% WITHOUT SALES CHARGE.

o SOLID ECONOMIC GROWTH AND LOW INTEREST RATES CREATED AN ENVIRONMENT THAT WAS FAVORABLE FOR HIGH-YIELD INVESTMENTS.

o THE FUND'S RELATIVE PERFORMANCE WAS HURT BY ITS EMPHASIS ON HIGHER QUALITY BONDS AT A TIME WHEN THE FIXED-INCOME MARKETS REWARDED RISK-TAKING.

                 [UP ARROW]                   [UP ARROW]

                                           MERRILL LYNCH US
                                           HIGH YIELD, CASH
               CLASS A SHARES               PAY ONLY INDEX

                   5.31%                        9.28%

THE MERRILL LYNCH US HIGH YIELD, CASH PAY ONLY INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF NON-INVESTMENT-GRADE CORPORATE BONDS.

                                    OBJECTIVE
                          Seeks a high level of income,
                         with capital appreciation as a
                         secondary goal, by investing in
                              non-investment-grade,
                           corporate debt securities.

                                TOTAL NET ASSETS
                                $1,561.1 million

For the 12-month period ended August 31, 2005, Columbia Conservative High Yield Fund class A shares returned 5.31% without sales charge. The fund underperformed the Merrill Lynch US High Yield, Cash Pay Only Index, which returned 9.28%. Its return was also below the 8.28% average return of its peer group, the Lipper High Current Yield Funds Category. 1 The fund's emphasis on higher quality investments at a time when lower quality issuers were gaining favor among high-yield investors hurt competitive results. The fund's average credit quality was higher than the index and also, we believe, higher than its peer group average, a strategy that we believe is prudent for the longer term.

Macroeconomic conditions were favorable for the high-yield marketplace over the past 12 months. The economy's steady growth enabled corporate issuers to improve their balance sheets, a special boon to lower quality issuers. The Merrill Lynch Cash Pay CCC Index advanced 12.99% for the year, mirroring the 12.56% advance in the S&P 500 and outpacing the Intermediate BB Index by six percentage points.

Our preference for higher quality investments led us to underweight the electric utility and telecommunications sectors, both of which outperformed the overall market. However, the fund established a small position in electric utilities, including an investment in AES, which was a strong performer during the period. We also increased the fund's exposure to energy-related investments from 11.0% to 14.4%.

In terms of individual holdings, the fund benefited from the strong operating performance of its holdings in the leisure sector, notably Royal Caribbean Cruises and Speedway Motorsports. Peabody Energy, the nation's largest coal enterprise, was another strong performer. Although customer deliveries were affected by a series of rail disruptions, Peabody Energy was nonetheless a major beneficiary of record-high coal prices.

Poor performers included paper and forest products concerns Boise Cascade and Stone Container. Both companies were hurt by stiff price competition within their primary markets. Cinemark USA was also a weak performer, held back by a spate of disappointing Hollywood releases that dampened theater attendance nationwide.

We continue to believe that high-yield investments offer attractive prospects. The absence of meaningful inflationary pressures outside of the energy sector is likely to keep long-term bond yields in check, a plus for fixed-income investments in general. While it is possible that persistently high energy prices could restrain economic growth and bring inflation back into play, we believe that the fund's heavy weight in the energy sector has the potential to help insulate the portfolio from that scenario. Finally, from the standpoint of relative performance, the yield advantage of lower quality issues has narrowed considerably over the past two years, making it less likely that CCC and other low-rated bonds will continue to outperform. In that regard, we plan to continue the fund's emphasis on higher quality bonds.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

________________________________________________________________________________
                                           COLUMBIA CONSERVATIVE HIGH YIELD FUND


(Sidebar)
NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class A                              8.62
-----------------------------------------
Class B                              8.62
-----------------------------------------
Class C                              8.62
-----------------------------------------
Class D                              8.62
-----------------------------------------
Class Z                              8.62

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class A                              0.52
-----------------------------------------
Class B                              0.46
-----------------------------------------
Class C                              0.47
-----------------------------------------
Class D                              0.47
-----------------------------------------
Class Z                              0.54

PORTFOLIO QUALITY AS OF 08/31/05 (%)

Baa                                   2.9
-----------------------------------------
Ba                                   61.5
-----------------------------------------
B                                    33.8
-----------------------------------------
Caa                                   1.8

Portfolio quality is calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

TOP 5 SECTORS AS OF 08/31/05 (%)

Consumer Cyclical                    22.2
-----------------------------------------
Consumer Non-Cyclical                17.9
-----------------------------------------
Industrials                          16.4
-----------------------------------------
Energy                               14.4
-----------------------------------------
Communications                       12.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/05 (%)

AES                                   1.3
-----------------------------------------
Royal Caribbean Cruises               2.0
-----------------------------------------
Speedway Motorsports                  1.1
-----------------------------------------
Peabody Energy                        2.0
-----------------------------------------
Boise Cascade                         1.1
-----------------------------------------
Stone Container                       1.0
-----------------------------------------
Cinemark USA                          1.1

MATURITY BREAKDOWN AS OF 08/31/05 (%)

0-3 years                            21.9
-----------------------------------------
3-5 years                            25.4
-----------------------------------------
5-10 years                           52.7

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown, holdings discussed and maturity breakdown are calculated as a percentage of net assets.

                    Jeffrey L. Rippey, CFA, has managed or co-managed Columbia Conservative High Yield Fund since its inception in October 1993 and has been with the advisor or its predecessors or affiliate organizations since 1981.


                    /s/ Jeffrey L. Rippey

                    Kurt M. Havnaer, CFA, has co-managed the fund since February 2000. He has been associated with the advisor or its predecessors or affiliate organizations since 1996.


                    /s/ Kurt M. Havnaer

Effective September 20, 2005 Stephen Peacher, Kevin L. Cronk and Thomas A. LaPoint began co-managing Columbia Conservative High Yield Fund, replacing Jeffrey L. Rippey and Kurt M. Havnaer. Stephen Peacher, a managing director of Columbia Management, is the lead manager for the Fund and has been associated with Columbia Management since April, 2005. Kevin L. Cronk and Thomas A. LaPoint have been with the advisor or its predecessors or affiliate organization since 1999.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

PERFORMANCE INFORMATION ________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY


PERFORMANCE OF A $10,000 INVESTMENT
09/01/95 - 08/31/05 ($)

SALES CHARGE                      WITHOUT
-----------------------------------------
Class Z                           14,086

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN WILL FLUCTUATE. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/05 (%)

                             CLASS Z                  LIPPER MONEY MARKET
INCEPTION                    11/03/74                FUNDS CATEGORY AVERAGE
---------------------------------------------------------------------------
1-year                         1.77                           1.68
---------------------------------------------------------------------------
5-year                         1.88                           1.77
---------------------------------------------------------------------------
10-year                        3.48                           3.39

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)

                                                       LIPPER MONEY MARKET
                                CLASS Z              FUNDS CATEGORY AVERAGE
---------------------------------------------------------------------------
1-year                           1.39                         1.35
---------------------------------------------------------------------------
5-year                           2.00                         1.88
---------------------------------------------------------------------------
10-year                          3.53                         3.43

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY


ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL" MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



03/01/05 - 08/31/05

                    ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------
                  ACTUAL       HYPOTHETICAL      ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00        1,000.00       1,011.70      1,021.32       3.90        3.92              0.77


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY


(Sidebar)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN WILL FLUCTUATE. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2005, THE FUND'S CLASS Z SHARES RETURNED 1.77%.

o SHORT-TERM RATES WERE NEAR ALL-TIME LOWS WHEN THE PERIOD BEGAN BUT WERE PUSHED HIGHER BY THE FEDERAL RESERVE BOARD.

o WE CONTINUED TO EMPHASIZE FLOATING-RATE SECURITIES AND MAINTAINED A RELATIVELY SHORT AVERAGE MATURITY, WHICH WE BELIEVE HELPED THE FUND OUTPERFORM ITS PEER GROUP.

                 [UP ARROW]                 [UP ARROW]

                                           LIPPER MONEY
                                           MARKET FUNDS
               CLASS Z SHARES                CATEGORY

                   1.77%                       1.68%

                                    OBJECTIVE
                              Seeks a high level of
                           income consistent with the
                          maintenance of liquidity and
                           the preservation of capital
                         by investing primarily in high
                         quality money market securities

                                TOTAL NET ASSETS
                                 $487.8 million

NET ASSET VALUE PER SHARE
AS OF 08/31/05 ($)

Class Z                              1.00
-----------------------------------------

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 08/31/05 ($)

Class Z                              0.02
-----------------------------------------

For the 12-month period ended August 31, 2005, Columbia Daily Income Company class Z shares returned 1.77%. This return was slightly higher than the Lipper Money Market Funds Category, which averaged 1.68% for the period. 1 The fund benefited from its commitment to floating-rate notes in an environment of rising short-term interest rates.

The Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, on eight occasions during the past 12 months. The fed funds rate moved from 1.5% to 3.5% during the period. 2 In this environment, money market fund managers faced a choice between locking in maximum current yields by buying longer-dated money market securities and maintaining flexibility by buying shorter-dated money market securities that offered the opportunity for reinvesting at higher levels as rates moved up. We chose the latter by emphasizing floating-rate notes, whose coupons are reset with each upward move in short-term rates. Floating-rate notes accounted for approximately 55% of total assets throughout the period. We believe this strategy helped the fund outperform its peer group.

Most of the fund's floating-rate investments are tied to either the one-month or three-month LIBOR (London Interbank Offering Rate). We also diversified into securities tied to the prime rate.

The fund's weighted average maturity was 36 days at the end of the period, consistent with our preference to keep the portfolio's maturity relatively short. Most of the portfolio's non-floating-rate positions have consisted of fixed-rate securities with maturities between one and three months, which we then rolled over as rates moved higher. However, there were occasions when longer-term fixed rates rose above the Fed's forward-looking targets, and the fund took advantage of those opportunities to lock in attractive yields. In general, by spreading out the fund's maturity dates within any given month or even within a given week, the fund remained poised to capture whatever incremental yields the short-term marketplace had to offer.

The Fed has indicated that it will continue its policy of slow and steady hikes to short-term rates. However, it could also reevaluate this policy at any time depending on the health of the US economy. We will make every effort to monitor both the economy's direction and the likely Fed response as we position the portfolio for the year ahead.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2     The federal funds rate was raised to 3.75% on September 30, 2005.

________________________________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY


PORTFOLIO HIGHLIGHTS AS OF 08/31/05

Seven day current yield             2.89%
-----------------------------------------
Seven day effective yield           2.94%
-----------------------------------------
Average days to maturity              36

ABOUT YOUR FUND

The Board of Trustees approved a proposal to reorganize the Columbia Daily Income Company into Nations Cash Reserves under the new name Columbia Cash Reserves, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the fourth quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

                    Karen Arneil has managed the fund since October 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.


                    /s/ Karen Arneil

There is a chance that the fund's investments may not keep pace with the rate of inflation over the long term. Also, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

FINANCIAL STATEMENTS ___________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS



                                         A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                                         --------------------------------------------------------------------------
                  INVESTMENT PORTFOLIO   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                         --------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                         --------------------------------------------------------------------------
               STATEMENT OF OPERATIONS   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                         --------------------------------------------------------------------------
    STATEMENT OF CHANGES IN NET ASSETS   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                         during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                         --------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                         --------------------------------------------------------------------------
                  FINANCIAL HIGHLIGHTS   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).


INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                COLUMBIA INTERNATIONAL STOCK FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - 97.1%

CONSUMER DISCRETIONARY - 10.8%

   AUTO COMPONENTS - 1.5%
       Compagnie Generale des Etablissements
          Michelin, Class B                          80,000      4,874,553
       Continental AG                                72,600      5,762,711
       Denso Corp.                                  210,600      5,359,200
                                                               -----------
                                      Auto Components Total     15,996,464

   AUTOMOBILES - 2.4%
       Nissan Motor Co., Ltd.                       401,800      4,232,171
       Renault SA                                    56,082      4,974,732
       Toyota Motor Corp.                           384,600     15,749,409
                                                               -----------
                                          Automobiles Total     24,956,312

   HOTELS, RESTAURANTS & LEISURE - 1.0%
       Accor SA                                      96,600      5,095,142
       Carnival Corp.                                72,500      3,577,150
       Compass Group PLC                            485,100      2,181,290
                                                               -----------
                        Hotels, Restaurants & Leisure Total     10,853,582

   HOUSEHOLD DURABLES - 2.3%
       Daiwa House Industry Co., Ltd.               315,000      3,824,239
       Koninklijke (Royal) Philips
          Electronics NV                            189,221      4,979,537
       Matsushita Electric Industrial Co., Ltd.     420,000      7,352,620
       Pioneer Corp.                                 53,600        832,357
       Sharp Corp.                                  347,000      5,253,434
       Sony Corp.                                    57,300      1,920,267
                                                               -----------
                                   Household Durables Total     24,162,454

   LEISURE EQUIPMENT & PRODUCTS - 0.6%
       Fuji Photo Film Co., Ltd.                     79,400      2,573,702
       Sega Sammy Holdings, Inc.                     48,000      3,537,190
                                                               -----------
                         Leisure Equipment & Products Total      6,110,892

   MEDIA - 1.7%
       British Sky Broadcasting Group PLC           548,200      5,651,176
       JC Decaux SA (a)                              65,500      1,533,524
       Pearson PLC                                  517,500      6,262,704
       Vivendi Universal SA                         149,700      4,718,764
                                                               -----------
                                                Media Total     18,166,168

   SPECIALTY RETAIL - 0.5%
       Kingfisher PLC                               345,400      1,572,497
       Yamada Denki Co., Ltd.                        50,400      3,250,804
                                                               -----------
                                     Specialty Retail Total      4,823,301

   TEXTILES, APPAREL & LUXURY GOODS - 0.8%
       Burberry Group PLC                           544,846      4,177,762
       Swatch Group AG, Registered Shares           138,900      3,956,634
                                                               -----------
                     Textiles, Apparel & Luxury Goods Total      8,134,396
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL    113,203,569

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

CONSUMER STAPLES - 8.5%

   BEVERAGES - 0.9%
       Diageo PLC                                   527,786      7,571,788
       SABMiller PLC                                141,383      2,500,549
                                                               -----------
                                            Beverages Total     10,072,337

   FOOD & STAPLES RETAILING - 0.9%
       FamilyMart Co., Ltd.                          54,200      1,682,087
       Lawson, Inc.                                  43,200      1,618,229
       Tesco PLC                                  1,106,920      6,531,779
                                                               -----------
                             Food & Staples Retailing Total      9,832,095

   FOOD PRODUCTS - 3.6%

       Nestle SA, Registered Shares                  87,120     24,481,424
       Royal Numico NV (a)                          132,825      5,505,783
       Unilever PLC                                 751,631      7,594,176
                                                               -----------
                                        Food Products Total     37,581,383

   HOUSEHOLD PRODUCTS - 1.2%
       Kao Corp.                                    300,000      7,157,209
       Reckitt Benckiser PLC                        169,187      5,258,910
                                                               -----------
                                   Household Products Total     12,416,119

   TOBACCO - 1.9%
       British American Tobacco PLC                 390,886      7,889,802
       Imperial Tobacco Group PLC                   205,694      5,731,555
       Japan Tobacco, Inc.                              444      6,432,945
                                                               -----------
                                              Tobacco Total     20,054,302
                                                               -----------
                                     CONSUMER STAPLES TOTAL     89,956,236

ENERGY - 11.5%

   ENERGY EQUIPMENT & SERVICES - 1.0%
       Saipem S.p.A                                 347,400      5,851,937
       Stolt Offshore SA (a)                        351,000      4,462,195
                                                               -----------
                          Energy Equipment & Services Total     10,314,132
                                                               -----------

   OIL, GAS & CONSUMABLE FUELS - 10.5%
       BG Group PLC                               1,238,895     11,197,016
       BP PLC                                     1,138,040     12,971,362
       BP PLC, ADR                                  227,930     15,585,853
       CNOOC Ltd.                                 8,307,000      5,975,730
       EnCana Corp.                                 150,300      7,365,067
       ENI S.p.A                                    409,431     12,130,044
       OMV AG                                       132,950      7,240,338
       Royal Dutch Shell PLC, Class A               160,500      5,237,656
       Royal Dutch Shell PLC, Class B               260,523      8,835,241
       Statoil ASA                                  159,400      3,915,308
       Total SA                                      76,630     20,173,078
                                                               -----------
                          Oil, Gas & Consumable Fuels Total    110,626,693
                                                               -----------
                                               ENERGY TOTAL    120,940,825

                            See Accompanying Notes to Financial Statements. | 51

________________________________________________________________________________
AUGUST 31, 2005                                COLUMBIA INTERNATIONAL STOCK FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - 24.7%

   CAPITAL MARKETS - 2.6%
       Credit Suisse Group, Registered Shares       169,100      7,355,924
       Deutsche Bank AG, Registered Shares           67,759      5,893,464
       Nomura Holdings, Inc.                        531,500      7,307,005
       UBS AG, Registered Shares                     77,500      6,359,065
                                                               -----------
                                      Capital Markets Total     26,915,458

   COMMERCIAL BANKS - 13.8%
       Anglo Irish Bank Corp., PLC                  229,900      3,104,958
       Australia & New Zealand Banking
          Group Ltd.                                448,000      7,513,313
       Banco Bilbao Vizcaya Argentaria SA           467,600      7,781,705
       Banco de Sabadell SA                         100,353      2,622,608
       Banco Popolare di Verona e Novara            229,298      4,119,073
       Banco Popular Espanol SA                     606,400      7,418,307
       Barclays PLC                                 995,110      9,941,751
       BNP Paribas SA                               113,211      8,277,912
       Commerzbank AG                                99,000      2,583,139
       DNB NOR ASA                                  399,000      4,222,758
       HBOS PLC                                     467,300      7,330,455
       HSBC Holdings PLC                          1,027,300     16,575,844
       KBC Groep NV                                  33,200      2,757,459
       Mitsubishi Tokyo Financial Group, Inc.           761      7,834,699
       Mitsui Trust Holdings, Inc.                  296,000      3,334,215
       Mizuho Financial Group, Inc.                   1,572      8,788,857
       National Bank of Greece SA                   126,571      4,706,818
       Resona Holdings, Inc. (a)                      1,084      2,331,247
       Royal Bank of Scotland Group PLC             471,216     13,777,832
       Skandinaviska Enskilda Banken AB,
          Class A                                   197,200      3,591,818
       Societe Generale                              34,100      3,700,711
       Sumitomo Mitsui Financial Group, Inc.            696      5,714,533
       UFJ Holdings, Inc. (a)                           398      2,501,071
       United Overseas Bank Ltd.                    550,000      4,653,359
                                                               -----------
                                     Commercial Banks Total    145,184,442

   CONSUMER FINANCE - 1.1%
       Aiful Corp.                                   49,050      3,779,011
       ORIX Corp.                                    24,700      4,078,303
       Takefuji Corp.                                46,300      3,248,626
                                                               -----------
                                     Consumer Finance Total     11,105,940

   DIVERSIFIED FINANCIAL SERVICES - 1.1%
       Fortis                                        79,200      2,263,923
       ING Groep NV                                 238,240      6,956,443
       Suncorp-Metway Ltd.                          193,000      2,874,845
                                                               -----------
                       Diversified Financial Services Total     12,095,211

   INSURANCE - 4.3%
       Aegon NV                                     173,832      2,449,825
       Allianz AG, Registered Shares                 59,564      7,729,527
       Aviva PLC                                    426,400      4,728,024
       AXA                                          230,680      6,165,514
       Irish Life & Permanent PLC                   183,200      3,394,166

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------
       Mitsui Sumitomo Insurance Co., Ltd.          557,000      5,699,272
       Muenchener Rueckversicherungs-
          Gesellschaft AG, Registered Shares         27,200      3,054,016
       QBE Insurance Group Ltd.                     359,200      4,651,114
       Sampo Oyj, Class A                           298,000      4,706,846
       Storebrand ASA                               307,000      3,062,840
                                                               -----------
                                            Insurance Total     45,641,144

   REAL ESTATE - 1.8%
       CapitaLand Ltd.                            3,018,000      5,255,398
       Sun Hung Kai Properties Ltd.                 499,000      5,057,436
       Swire Pacific Ltd., Class A                  957,000      9,119,063
                                                               -----------
                                         Rea1 Estates Total     19,431,897
                                                               -----------
                                           FINANCIALS TOTAL    260,374,092

HEALTH CARE - 9.6%

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
       GN Store Nord A/S                            456,500      5,973,637
       Smith & Nephew PLC                           328,605      3,166,365
       Terumo Corp.                                  87,000      2,503,921
                                                               -----------
                     Health Care Equipment & Supplies Total     11,643,923

   PHARMACEUTICALS - 8.5%
       Astellas Pharma, Inc.                         77,400      2,762,318
       AstraZeneca PLC                              327,998     15,034,210
       Eisai Co., Ltd.                               94,800      3,610,410
       GlaxoSmithKline PLC                          799,537     19,419,170
       Novartis AG, Registered Shares               193,444      9,403,692
       Roche Holding AG, Genusschein                 53,652      7,433,347
       Sanofi-Aventis                               137,608     11,799,786
       Schering AG                                   33,800      2,140,477
       Shire Pharmaceuticals Group PLC              170,900      2,148,042
       Takeda Pharmaceutical Co., Ltd.              148,700      8,059,321
       Teva Pharmaceutical Industries
         Ltd., ADR                                  219,100      7,107,604
                                                               -----------
                                      Pharmaceuticals Total     88,918,377
                                                               -----------
                                          HEALTH CARE TOTAL    100,562,300

INDUSTRIALS - 11.4%

   AEROSPACE & DEFENSE - 0.3%
       Singapore Technologies
         Engineering Ltd.                         2,344,000      3,625,152
                                                               -----------
                                  Aerospace & Defense Total      3,625,152

   AIR FREIGHT & LOGISTICS - 0.3%
       Deutsche Post AG, Registered Shares          132,600      3,351,620
                                                               -----------
                              Air Freight & Logistics Total      3,351,620

   BUILDING PRODUCTS - 0.4%
       Nippon Sheet Glass Co., Ltd.                 514,000      2,236,487
       Wienerberger AG                               58,044      2,393,279
                                                               -----------
                                    Building Products Total      4,629,766

52 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                COLUMBIA INTERNATIONAL STOCK FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   COMMERCIAL SERVICES & SUPPLIES - 0.4%
       Randstad Holding NV                           50,518      1,924,831
       Securitas AB, Class B                        159,400      2,589,167
                                                               -----------
                       Commercial Services & Supplies Total      4,513,998

   CONSTRUCTION & ENGINEERING - 1.8%
       Shimizu Corp.                              1,137,000      6,121,533
       Vinci SA                                     139,720     12,405,210
                                                               -----------
                           Construction & Engineering Total     18,526,743

   ELECTRICAL EQUIPMENT - 1.4%
       ABB Ltd. (a)                                 605,200      4,391,049
       Mitsubishi Electric Corp.                  1,227,000      6,611,177
       Shanghai Electric Group Co.,
         Ltd., Class H (a)                       11,402,000      3,482,737
                                                               -----------
                                 Electrical Equipment Total     14,484,963

   INDUSTRIAL CONGLOMERATES - 2.4%
       Hutchison Whampoa Ltd.                       687,000      6,790,995
       Keppel Corp., Ltd.                           367,000      2,538,284
       SembCorp Industries Ltd.                   1,895,980      3,176,934
       Siemens AG, Registered Shares                 71,957      5,462,300
       Smiths Group PLC                             437,829      7,188,632
                                                               -----------
                             Industrial Conglomerates Total     25,157,145

   MACHINERY - 1.3%
       Atlas Copco AB, Class B                      219,800      3,388,968
       Komatsu Ltd.                                 689,000      7,712,916
       THK Co., Ltd.                                 91,900      2,092,941
                                                               -----------
                                            Machinery Total     13,194,825

   MARINE - 0.3%
       Kawasaki Kisen Kaisha Ltd.                   452,000      2,986,127
                                                               -----------
                                               Marine Total      2,986,127

   ROAD & RAIL - 1.5%
       Canadian National Railway Co.                 40,402      2,664,104
       Canadian Pacific Railway Ltd.                148,200      5,591,652
       ComfortDelGro Corp., Ltd.                  4,090,000      3,518,338
       East Japan Railway Co.                           831      4,482,916
                                                               -----------
                                          Road & Rail Total     16,257,010

   TRADING COMPANIES & DISTRIBUTORS - 0.9%
       Mitsubishi Corp.                             592,900      9,819,822
                                                               -----------
                     Trading Companies & Distributors Total      9,819,822

   TRANSPORTATION INFRASTRUCTURE - 0.4%
       BAA PLC                                      342,700      3,791,135
                                                               -----------
                        Transportation Infrastructure Total      3,791,135
                                                               -----------
                                          INDUSTRIALS TOTAL    120,338,306

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 6.3%

   COMMUNICATIONS EQUIPMENT - 1.3%
       Nokia Oyj                                    385,000      6,056,745
       Tandberg ASA                                 119,000      1,459,337
       Telefonaktiebolaget LM Ericsson, ADR         183,800      6,414,620
                                                               -----------
                             Communications Equipment Total     13,930,702

   COMPUTERS & PERIPHERALS - 0.5%
       Toshiba Corp.                              1,310,000      5,199,448
                                                               -----------
                              Computers & Peripherals Total      5,199,448

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       Hoya Corp.                                    28,500      3,729,658
       Omron Corp.                                   96,700      2,145,754
       TDK Corp.                                     47,700      3,561,687
                                                               -----------
                   Electronic Equipment & Instruments Total      9,437,099

   OFFICE ELECTRONICS - 0.4%
       Canon, Inc.                                   87,400      4,425,770
                                                               -----------
                                   Office Electronics Total      4,425,770

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
       Advantest Corp.                               33,200      2,612,895
       ARM Holdings PLC                             968,800      2,017,174
       Marvell Technology Group Ltd. (a)             80,600      3,803,514
       Samsung Electronics Co., Ltd.                 11,431      6,028,850
       Taiwan Semiconductor Manufacturing
         Co., Ltd., ADR                             322,979      2,658,117
                                                               -----------
             Semiconductors & Semiconductor Equipment Total     17,120,550

   SOFTWARE - 1.6%
       Cognos, Inc. (a)                             134,900      4,871,239
       Sage Group PLC                               888,300      3,671,988
       SAP AG                                        44,399      7,546,891
                                                               -----------
                                             Software Total     16,090,118
                                                               -----------
                               INFORMATION TECHNOLOGY TOTAL     66,203,687

MATERIALS - 4.1%

   CHEMICALS - 4.1%
       BASF AG                                       87,026      6,111,506
       Bayer AG                                     139,900      4,950,925
       Novozymes A/S, Class B                        60,450      3,151,097
       Shin-Etsu Chemical Co., Ltd.                 122,500      4,976,004
       Solvay SA                                     36,700      3,988,949
       Sumitomo Chemical Co., Ltd.                1,555,000      8,695,727
       Syngenta AG                                   63,238      6,746,757
       Teijin Ltd.                                  872,000      4,649,315
                                                               -----------
                                            Chemicals Total     43,270,280
                                                               -----------
                                            MATERIALS TOTAL     43,270,280

                            See Accompanying Notes to Financial Statements. | 53

________________________________________________________________________________
AUGUST 31, 2005                                COLUMBIA INTERNATIONAL STOCK FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 5.6%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
       Deutsche Telekom AG, Registered Shares       481,313      9,158,374
       France Telecom SA                            149,700      4,521,709
       Koninklijke (Royal) KPN NV                   130,281      1,232,928
       Nippon Telegraph & Telephone Corp.               771      3,355,912
       Telekom Austria AG                           206,500      4,340,970
                                                             -------------
               Diversified Telecommunication Services Total     22,609,893

   WIRELESS TELECOMMUNICATION SERVICES - 3.5%
       China Mobile (Hong Kong) Ltd.                715,000      3,108,898
       NTT DoCoMo, Inc.                               2,013      3,244,469
       O2 PLC                                     1,061,600      2,933,018
       Vodafone Group PLC                         9,843,260     27,060,797
                                                             -------------
                  Wireless Telecommunication Services Total     36,347,182
                                                             -------------
                           TELECOMMUNICATION SERVICES TOTAL     58,957,075

UTILITIES - 4.6%

   ELECTRIC UTILITIES - 2.1%
       E.ON AG                                       89,756      8,584,368
       Fortum Oyj                                   204,600      3,981,636
       Scottish & Southern Energy PLC               153,000      2,730,296
       Tokyo Electric Power Co., Inc.               289,900      7,134,167
                                                             -------------
                                   Electric Utilities Total     22,430,467

   GAS UTILITIES - 0.4%
       Tokyo Gas Co., Ltd.                        1,211,000      4,531,933
                                                             -------------
                                        Gas Utilities Total      4,531,933

   MULTI-UTILITIES - 2.1%
       National Grid PLC                            424,152      4,026,786
       RWE AG                                        93,700      6,285,476
       Veolia Environnement                         279,600     11,430,414
                                                             -------------
                                      Multi-Utilities Total     21,742,676
                                                             -------------
                                            UTILITIES TOTAL     48,705,076

                                        Total Common Stocks
                                     (cost of $866,072,204)  1,022,511,446

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

INVESTMENT COMPANIES - 1.1%

       iShares MSCI Malaysia Index Fund             382,800      2,779,128
       iShares MSCI South Korea Index Fund          102,900      3,611,790
       iShares MSCI Taiwan Index Fund               465,000      5,463,750
                                                             -------------
                                 Total Investment Companies
                                      (cost of $12,054,207)     11,854,668

PREFERRED STOCK - 0.4%

CONSUMER DISCRETIONARY - 0.4%

   AUTOMOBILES - 0.4%
       Porsche AG                                     5,990      4,681,549
                                                             -------------
                                          Automobiles Total      4,681,549
                                                             -------------
                               CONSUMER DISCRETIONARY TOTAL      4,681,549

                                      Total Preferred Stock
                                       (cost of $3,821,577)      4,681,549

SHORT-TERM OBLIGATION - 1.4%                        PAR ($)

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05,
       due 09/01/05 at 3.430%, collateralized
       by a U.S. Treasury Bond maturing
       08/15/13, market value of $14,493,106
       (repurchase proceeds $14,206,353)         14,205,000     14,205,000
                                                             -------------

                                Total Short-Term Obligation
                                      (cost of $14,205,000)     14,205,000


                                 TOTAL INVESTMENTS - 100.0%
                                 (COST OF $896,152,988) (b)  1,053,252,663

                     OTHER ASSETS & LIABILITIES, NET - 0.0%        196,360

                                        NET ASSETS - 100.0%  1,053,449,023

54 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                COLUMBIA INTERNATIONAL STOCK FUND

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Cost for federal income tax purposes is $896,365,841.

      The Fund was invested in the following countries at August 31, 2005:

     SUMMARY OF SECURITIES                          % OF TOTAL
     BY COUNTRY (UNAUDITED)          VALUE          INVESTMENTS
     ----------------------------------------------------------
       United Kingdom           $  262,292,635            24.9%
       Japan                       242,655,327            23.0
       France                       99,671,051             9.5
       Germany                      83,296,343             7.9
       Switzerland                  70,127,892             6.7
       Hong Kong                    30,052,123             2.9
       Netherlands                  23,049,348             2.2
       Singapore                    22,767,465             2.2
       Italy                        22,101,054             2.1
       Canada                       20,492,062             1.9
       United States*               18,008,514             1.7
       Spain                        17,822,619             1.7
       Sweden                       15,984,572             1.5
       Australia                    15,039,272             1.4
       Finland                      14,745,227             1.4
       Austria                      13,974,587             1.3
       Norway                       12,660,244             1.2
       South Korea                   9,640,640             0.9
       Denmark                       9,124,734             0.9
       Belgium                       9,010,331             0.9
       Taiwan                        8,121,867             0.8
       Israel                        7,107,604             0.7
       Ireland                       6,499,124             0.6
       Greece                        4,706,818             0.4
       Luxembourg                    4,462,195             0.4
       Panama                        3,577,150             0.3
       China                         3,482,737             0.3
       Malaysia                      2,779,128             0.3
                                --------------           -----
                                $1,053,252,663           100.0%
                                ==============           =====

*     Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

               ACRONYM                     NAME
               -------                     ----
                 ADR            American Depositary Receipt

                            See Accompanying Notes to Financial Statements. | 55

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                     COLUMBIA MID CAP GROWTH FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - 99.2%

CONSUMER DISCRETIONARY - 19.7%

   AUTO COMPONENTS - 0.5%
       Autoliv, Inc.                                 94,480      4,204,360
                                                               -----------
                                      Auto Components Total      4,204,360

   DIVERSIFIED CONSUMER SERVICES - 0.8%
       Career Education Corp. (a)                    94,260      3,694,992
       Education Management Corp. (a)                97,736      3,310,318
                                                               -----------
                        Diversified Consumer Services Total      7,005,310

   HOTELS, RESTAURANTS & LEISURE - 5.4%
       Applebee's International, Inc.               242,830      5,368,971
       Brinker International, Inc. (a)               88,390      3,283,689
       Cheesecake Factory, Inc. (a)                 213,020      6,746,343
       Harrah's Entertainment, Inc.                  57,028      3,966,868
       Hilton Hotels Corp.                          275,990      6,394,688
       Marriott International, Inc., Class A         72,970      4,612,434
       Starwood Hotels & Resorts
          Worldwide, Inc.                            69,000      4,022,700
       Wendy's International, Inc.                   68,050      3,207,877
       Yum! Brands, Inc.                            163,400      7,741,892
                                                               -----------
                        Hotels, Restaurants & Leisure Total     45,345,462

   HOUSEHOLD DURABLES - 2.6%
       Centex Corp.                                  28,770      1,949,168
       D.R. Horton, Inc.                             96,086      3,547,495
       Fortune Brands, Inc.                          55,810      4,854,354
       Tempur-Pedic International, Inc. (a)         695,120     11,170,578
                                                               -----------
                                   Household Durables Total     21,521,595

   INTERNET & CATALOG RETAIL - 0.4%
       Netflix, Inc. (a)                            147,660      3,183,550
                                                               -----------
                            Internet & Catalog Retail Total      3,183,550

   LEISURE EQUIPMENT & PRODUCTS - 0.9%
       Marvel Enterprises, Inc. (a)                 235,730      4,537,802
       SCP Pool Corp.                                95,170      3,483,222
                                                               -----------
                         Leisure Equipment & Products Total      8,021,024

   MEDIA - 3.2%
       Getty Images, Inc. (a)                        51,090      4,372,793
       Grupo Televisa SA, ADR                        79,170      4,971,876
       Lamar Advertising Co., Class A (a)            68,010      2,735,362
       XM Satellite Radio Holdings, Inc.,
         Class A (a)                                428,725     15,112,557
                                                               -----------
                                                 Media Total    27,192,588

   SPECIALTY RETAIL - 4.8%
       Abercrombie & Fitch Co., Class A             151,940      8,449,384
       Chico's FAS, Inc. (a)                        405,580     14,077,682
       Children's Place Retail Stores, Inc. (a)      69,820      2,856,336
       PETsMART, Inc.                               167,290      4,311,063
       Urban Outfitters, Inc. (a)                   186,600     10,386,156
                                                               -----------
                                     Specialty Retail Total     40,080,621

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   TEXTILES, APPAREL & LUXURY GOODS - 1.1%
       Coach, Inc. (a)                              279,350      9,271,626
                                                               -----------
                     Textiles, Apparel & Luxury Goods Total      9,271,626
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL    165,826,136

CONSUMER STAPLES - 4.0%

   FOOD & STAPLES RETAILING - 0.9%
       Rite Aid Corp. (a)                           681,850      2,781,948
       Whole Foods Market, Inc.                      34,250      4,427,155
                                                               -----------
                             Food & Staples Retailing Total      7,209,103

   FOOD PRODUCTS - 2.1%
       Bunge Ltd.                                    33,860      1,988,259
       Corn Products International, Inc.            412,090      9,280,267
       H.J. Heinz Co.                                92,350      3,317,212
       Tyson Foods, Inc., Class A                   185,500      3,298,190
                                                               -----------
                                        Food Products Total     17,883,928

   PERSONAL PRODUCTS - 0.6%
       Alberto-Culver Co.                            65,600      2,817,520
       Estee Lauder Companies, Inc., Class A         63,080      2,547,802
                                                               -----------
                                    Personal Products Total      5,365,322

   TOBACCO - 0.4%
       UST, Inc.                                     72,570      3,088,579
                                                               -----------
                                              Tobacco Total      3,088,579
                                                               -----------
                                     CONSUMER STAPLES TOTAL     33,546,932

ENERGY - 10.9%

   ENERGY EQUIPMENT & SERVICES - 3.7%
       Diamond Offshore Drilling, Inc.               66,040      3,900,322
       FMC Technologies, Inc. (a)                   176,270      7,087,817
       Grant Prideco, Inc. (a)                       66,100      2,436,446
       Nabors Industries Ltd. (a)                    67,670      4,533,890
       National-Oilwell Varco, Inc. (a)             109,000      6,998,890
       Smith International, Inc.                    193,360      6,717,326
                                                               -----------
                          Energy Equipment & Services Total     31,674,691

   OIL, GAS & CONSUMABLE FUELS - 7.2%
       Chesapeake Energy Corp.                      178,140      5,631,005
       EOG Resources, Inc.                          144,570      9,227,903
       Massey Energy Co.                            157,300      7,990,840
       Peabody Energy Corp.                          82,520      5,914,209
       Southwestern Energy Co. (a)                  131,960      7,640,484
       Teekay Shipping Corp.                        175,500      8,099,325
       Ultra Petroleum Corp. (a)                    150,920      6,676,701
       XTO Energy, Inc.                             231,950      9,231,610
                                                               -----------
                          Oil, Gas & Consumable Fuels Total     60,412,077
                                                               -----------
                                               ENERGY TOTAL     92,086,768

56 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                     COLUMBIA MID CAP GROWTH FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - 5.6%

   CAPITAL MARKETS - 3.2%
       Affiliated Managers Group, Inc. (a)           90,830      6,595,166
       E*TRADE Financial Corp. (a)                  281,180      4,498,880
       Lazard Ltd., Class A                         272,300      6,921,866
       Legg Mason, Inc.                              27,060      2,828,582
       T. Rowe Price Group, Inc.                     97,200      6,123,600
                                                               -----------
                                      Capital Markets Total     26,968,094

   COMMERCIAL BANKS - 1.4%
       East West Bancorp, Inc.                      174,520      5,923,209
       Zions Bancorporation                          85,630      5,982,112
                                                               -----------
                                     Commercial Banks Total     11,905,321

   DIVERSIFIED FINANCIAL SERVICES - 0.5%
       Chicago Mercantile Exchange
         Holdings, Inc.                              15,600      4,330,560
                                                               -----------
                       Diversified Financial Services Total      4,330,560

   INSURANCE - 0.5%
       Ambac Financial Group, Inc.                   58,610      4,019,474
                                                               -----------
                                            Insurance Total      4,019,474
                                                               -----------
                                           FINANCIALS TOTAL     47,223,449

HEALTH CARE - 17.6%

   BIOTECHNOLOGY - 1.5%
       Amylin Pharmaceuticals Inc. (a)              275,520      9,023,280
       Neurocrine Biosciences, Inc. (a)              86,855      3,977,959
                                                               -----------
                                        Biotechnology Total     13,001,239

   HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
       Beckman Coulter, Inc.                         58,270      3,250,883
       Biomet, Inc.                                 108,069      3,986,665
       DENTSPLY International, Inc.                  59,480      3,150,656
       Gen-Probe, Inc. (a)                          138,510      6,304,975
       Kinetic Concepts, Inc. (a)                    71,320      3,908,336
       Nektar Therapeutics (a)                      206,470      3,526,508
       ResMed, Inc. (a)                              68,602      4,962,669
       Thermo Electron Corp. (a)                    199,510      5,566,329
       Varian Medical Systems, Inc. (a)             163,830      6,523,710
       Waters Corp. (a)                              87,910      3,997,268
                                                               -----------
                     Health Care Equipment & Supplies Total     45,177,999

   HEALTH CARE PROVIDERS & SERVICES - 6.8%
       Cerner Corp. (a)                              57,120      4,498,771
       Community Health Systems, Inc. (a)           116,570      4,293,273
       Coventry Health Care, Inc. (a)               113,460      9,076,800
       DaVita, Inc. (a)                             209,125      9,600,929
       Health Management Associates,
          Inc., Class A                             157,760      3,836,723
       Henry Schein, Inc. (a)                        82,760      3,450,264
       Laboratory Corp. of America
          Holdings (a)                              123,160      6,074,251

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------
       Medco Health Solutions, Inc. (a)              63,780      3,142,441
       Quest Diagnostics, Inc.                       68,730      3,435,125
       United Surgical Partners
          International, Inc. (a)                    80,535      3,085,296
       WellPoint, Inc. (a)                           88,490      6,570,383
                                                               -----------
                     Health Care Providers & Services Total     57,064,256

   PHARMACEUTICALS - 3.9%
       Allergan, Inc.                                82,960      7,636,468
       Endo Pharmaceuticals Holdings, Inc. (a)      142,467      4,274,010
       Forest Laboratories, Inc. (a)                113,350      5,032,740
       Medicis Pharmaceutical Corp., Class A        248,260      8,443,323
       Shire Pharmaceuticals Group
          PLC, ADR                                   90,300      3,442,236
       Teva Pharmaceutical Industries
         Ltd., ADR                                  130,426      4,231,019
                                                               -----------
                                      Pharmaceuticals Total     33,059,796
                                                               -----------
                                          HEALTH CARE TOTAL    148,303,290

INDUSTRIALS - 12.9%

   AEROSPACE & DEFENSE - 2.2%
       Armor Holdings, Inc. (a)                      91,540      3,882,211
       L-3 Communications Holdings, Inc.             96,170      7,874,400
       Rockwell Collins, Inc.                       141,220      6,796,919
                                                               -----------
                                  Aerospace & Defense Total     18,553,530

   AIR FREIGHT & LOGISTICS - 1.3%
       C.H. Robinson Worldwide, Inc.                104,870      6,475,723
       UTI Worldwide, Inc.                           58,940      4,447,612
                                                               -----------
                              Air Freight & Logistics Total     10,923,335

   AIRLINES - 0.4%
       Southwest Airlines Co.                       269,570      3,590,672
                                                               -----------
                                             Airlines Total      3,590,672

   COMMERCIAL SERVICES & SUPPLIES - 4.4%
       ChoicePoint, Inc. (a)                        182,570      7,837,730
       Cintas Corp.                                  75,090      3,097,463
       Corporate Executive Board Co.                181,330     14,646,024
       Robert Half International, Inc.              330,900     11,144,712
                                                               -----------
                       Commercial Services & Supplies Total     36,725,929

   CONSTRUCTION & ENGINEERING - 1.0%
       Jacobs Engineering Group, Inc. (a)           140,170      8,746,608
                                                               -----------
                           Construction & Engineering Total      8,746,608

   ELECTRICAL EQUIPMENT - 0.8%
       Rockwell Automation, Inc.                    130,780      6,805,791
                                                               -----------
                                 Electrical Equipment Total      6,805,791

   MACHINERY - 2.2%
       Joy Global, Inc.                             188,175      8,994,765
       Terex Corp. (a)                              202,525      9,879,169
                                                               -----------
                                            Machinery Total     18,873,934

                            See Accompanying Notes to Financial Statements. | 57

________________________________________________________________________________
AUGUST 31, 2005                                     COLUMBIA MID CAP GROWTH FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   ROAD & RAIL - 0.6%
       Landstar System, Inc.                        125,830      4,570,146
                                                               -----------
                                          Road & Rail Total      4,570,146
                                                               -----------
                                          INDUSTRIALS TOTAL    108,789,945

INFORMATION TECHNOLOGY - 19.4%

   COMMUNICATIONS EQUIPMENT - 1.7%
       Comverse Technology, Inc. (a)                339,770      8,759,271
       F5 Networks, Inc. (a)                         87,500      3,612,875
       Harris Corp.                                  58,730      2,267,565
                                                               -----------
                             Communications Equipment Total     14,639,711

   COMPUTERS & PERIPHERALS - 1.1%
       SanDisk Corp. (a)                            235,910      9,160,385
                                                               -----------
                              Computers & Peripherals Total      9,160,385

   INTERNET SOFTWARE & SERVICES - 0.6%
       VeriSign, Inc. (a)                           225,750      4,921,350
                                                               -----------
                         Internet Software & Services Total      4,921,350

   IT SERVICES - 3.7%
       Affiliated Computer Services, Inc.,
          Class A (a)                                79,930      4,152,363
       Alliance Data Systems Corp. (a)              180,920      7,611,304
       Cognizant Technology Solutions Corp.,
          Class A (a)                               176,060      8,016,012
       Fiserv, Inc. (a)                              94,770      4,252,330
       Global Payments, Inc.                         65,000      4,275,700
       Paychex, Inc.                                 76,290      2,603,778
                                                               -----------
                                          IT Services Total     30,911,487

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.3%
       Advanced Micro Devices, Inc. (a)             119,060      2,472,876
       Altera Corp. (a)                             192,630      4,212,818
       Broadcom Corp., Class A (a)                  344,310     14,977,485
       Cypress Semiconductor Corp. (a)              165,100      2,580,513
       Intersil Corp., Class A                      125,700      2,639,700
       KLA-Tencor Corp.                              72,690      3,689,745
       Marvell Technology Group Ltd. (a)            349,380     16,487,242
       MEMC Electronic Materials, Inc. (a)          355,070      5,986,480
       Microchip Technology, Inc.                    72,377      2,252,372
       National Semiconductor Corp.                 121,950      3,040,214
       NVIDIA Corp. (a)                             103,710      3,181,823
                                                               -----------
             Semiconductors & Semiconductor Equipment Total     61,521,268

   SOFTWARE - 5.0%
       Amdocs Ltd. (a)                              153,560      4,506,986
       Autodesk, Inc.                                88,539      3,824,885
       Check Point Software
          Technologies Ltd. (a)                     205,170      4,628,635
       Citrix Systems, Inc. (a)                     259,330      6,172,054

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------
       Hyperion Solutions Corp. (a)                 107,770      4,673,985
       McAfee, Inc. (a)                              92,850      2,845,853
       Mercury Interactive Corp. (a)                147,350      5,403,324
       NAVTEQ (a)                                   158,650      7,383,571
       Symantec Corp. (a)                           128,445      2,694,776
                                                               -----------
                                             Software Total     42,134,069
                                                               -----------
                               INFORMATION TECHNOLOGY TOTAL    163,288,270

MATERIALS - 4.1%

   CHEMICALS - 2.2%
       Ecolab, Inc.                                 101,500      3,349,500
       Potash Corp. of Saskatchewan, Inc.           134,890     14,847,342
                                                               -----------
                                            Chemicals Total     18,196,842

   METALS & MINING - 1.9%
       Freeport-McMoRan Copper
          & Gold, Inc., Class B                     109,780      4,629,423
       Inco Ltd.                                     99,560      4,214,375
       Phelps Dodge Corp.                            66,480      7,148,594
                                                               -----------
                                      Metals & Mining Total     15,992,392
                                                               -----------
                                            MATERIALS TOTAL     34,189,234

TELECOMMUNICATION SERVICES - 4.0%

   WIRELESS TELECOMMUNICATION SERVICES - 4.0%
       American Tower Corp., Class A (a)            517,805     12,344,471
       Crown Castle International Corp. (a)         320,390      7,932,857
       Millicom International Cellular SA (a)       340,730      6,545,423
       NII Holdings, Inc. (a)                        48,460      3,693,621
       VimpelCom, ADR (a)                            68,530      2,825,492
                                                               -----------
                  Wireless Telecommunication Services Total     33,341,864
                                                               -----------
                           TELECOMMUNICATION SERVICES TOTAL     33,341,864

UTILITIES - 1.0%

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.0%
            AES Corp. (a)                           541,110      8,517,071
                                                               -----------
         Independent Power Producers & Energy Traders Total      8,517,071
                                                               -----------
                                            UTILITIES TOTAL      8,517,071

                                        Total Common Stocks
                                     (cost of $688,959,700)    835,112,959

58 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                     COLUMBIA MID CAP GROWTH FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK - 0.0%

INFORMATION TECHNOLOGY - 0.0%

   INTERNET SOFTWARE & SERVICES - 0.0%
       Network Specialists, Inc.,
         Series A (a)(b)(c)                         394,218          3,942
                                                               -----------
                         Internet Software & Services Total          3,942
                                                               -----------
                               INFORMATION TECHNOLOGY TOTAL          3,942

                          Total Convertible Preferred Stock
                                       (cost of $3,000,000)          3,942

SHORT-TERM OBLIGATION - 0.2%                        PAR ($)

       Repurchase agreement with State
       Street Bank & Trust Co., dated 08/31/05,
       due 09/01/05 at 3.430%, collateralized
       by a U.S. Treasury Note maturing
       02/28/06, market value of $1,433,688
       (repurchase proceeds $1,402,134)           1,402,000      1,402,000
                                                               -----------

                                Total Short-Term Obligation
                                       (cost of $1,402,000)      1,402,000

                                  TOTAL INVESTMENTS - 99.4%
                                 (COST OF $693,361,700) (d)    836,518,901

                     OTHER ASSETS & LIABILITIES, NET - 0.6%      5,245,099

                                        NET ASSETS - 100.0%    841,764,000

--------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the value of this security represents less than 0.1% of net assets.

(d)   Cost for federal income tax purposes is $695,456,425.

      At August 31, 2005, the Fund held investments in the following sectors:

                                                       % OF
       SECTOR (UNAUDITED)                            NET ASSETS
       --------------------------------------------------------
       Consumer Discretionary                              19.7%
       Information Technology                              19.4
       Health Care                                         17.6
       Industrials                                         12.9
       Energy                                              10.9
       Financials                                           5.6
       Materials                                            4.1
       Consumer Staples                                     4.0
       Telecommunication Services                           4.0
       Utilities                                            1.0
       Short-Term Obligation                                0.2
       Other Assets & Liabilities, Net                      0.6
                                                          -----
                                                          100.0%
                                                          =====

               ACRONYM                     NAME
               -------                     ----
                 ADR            American Depositary Receipt

                            See Accompanying Notes to Financial Statements. | 59

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                 COLUMBIA SMALL CAP GROWTH FUND I

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - 98.0%

CONSUMER DISCRETIONARY - 12.2%

   DIVERSIFIED CONSUMER SERVICES - 0.9%
       Education Management Corp. (a)                58,754      1,989,998
                                                               -----------
                        Diversified Consumer Services Total      1,989,998

   HOTELS, RESTAURANTS & LEISURE - 5.5%
       Applebee's International, Inc.                61,850      1,367,503
       Cheesecake Factory, Inc. (a)                  34,710      1,099,266
       Cosi, Inc. (a)                                95,956        874,159
       P.F. Chang's China Bistro, Inc. (a)           42,220      2,160,820
       Pinnacle Entertainment, Inc. (a)              38,900        775,666
       RARE Hospitality International, Inc. (a)      85,870      2,296,164
       Scientific Games Corp., Class A (a)          107,040      3,226,185
                                                               -----------
                        Hotels, Restaurants & Leisure Total     11,799,763

   HOUSEHOLD DURABLES - 1.4%
       Tempur-Pedic International, Inc. (a)         188,440      3,028,231
                                                               -----------
                                   Household Durables Total      3,028,231

   INTERNET & CATALOG RETAIL - 0.8%
       Blue Nile, Inc. (a)                           19,510        659,633
       Netflix, Inc. (a)                             36,690        791,037
       Provide Commerce, Inc. (a)                    15,450        394,284
                                                               -----------
                            Internet & Catalog Retail Total      1,844,954

   LEISURE EQUIPMENT & PRODUCTS - 1.2%
       Marvel Enterprises, Inc. (a)                  62,110      1,195,618
       SCP Pool Corp.                                36,000      1,317,600
                                                               -----------
                         Leisure Equipment & Products Total      2,513,218

   MEDIA - 1.3%
       Getty Images, Inc. (a)                        21,772      1,863,465
       Radio One, Inc., Class D (a)                  61,400        858,372
                                                               -----------
                                                Media Total      2,721,837

   SPECIALTY RETAIL - 1.1%
       Aeropostale, Inc. (a)                         29,400        750,876
       Children's Place Retail Stores, Inc. (a)      22,530        921,702
       PETCO Animal Supplies, Inc. (a)               28,432        628,916
                                                               -----------
                                     Specialty Retail Total      2,301,494
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL     26,199,495

CONSUMER STAPLES - 2.1%

   FOOD PRODUCTS - 0.9%
       Corn Products International, Inc.             89,810      2,022,521
                                                               -----------
                                        Food Products Total      2,022,521

   HOUSEHOLD PRODUCTS - 0.6%
       Central Garden & Pet Co. (a)                  25,900      1,283,086
                                                               -----------
                                   Household Products Total      1,283,086

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   PERSONAL PRODUCTS - 0.6%
       Elizabeth Arden, Inc. (a)                     54,670      1,214,768
                                                               -----------
                                    Personal Products Total      1,214,768
                                                               -----------
                                     CONSUMER STAPLES TOTAL      4,520,375

ENERGY - 8.0%

   ENERGY EQUIPMENT & SERVICES - 4.8%
       Atwood Oceanics, Inc. (a)                     31,300      2,354,699
       CAL Dive International, Inc. (a)              23,864      1,490,545
       Core Laboratories NV (a)                      41,900      1,333,677
       FMC Technologies, Inc. (a)                    44,180      1,776,478
       Grey Wolf, Inc. (a)                          296,850      2,324,336
       Veritas DGC, Inc. (a)                         32,700      1,051,632
                                                               -----------
                          Energy Equipment & Services Total     10,331,367

   OIL, GAS & CONSUMABLE FUELS - 3.2%
       Arch Coal, Inc.                               32,857      2,109,419
       Carrizo Oil & Gas, Inc. (a)                   58,200      1,376,430
       Cheniere Energy, Inc. (a)                     30,820      1,203,521
       KFx, Inc. (a)                                 35,170        564,479
       Southwestern Energy Co. (a)                   26,580      1,538,982
                                                               -----------
                          Oil, Gas & Consumable Fuels Total      6,792,831
                                                               -----------
                                               ENERGY TOTAL     17,124,198

FINANCIALS - 6.0%

   CAPITAL MARKETS - 1.8%
       Affiliated Managers Group, Inc. (a)           53,601      3,891,969
                                                               -----------
                                      Capital Markets Total      3,891,969

   COMMERCIAL BANKS - 1.5%
       Signature Bank (a)                            50,140      1,503,699
       UCBH Holdings, Inc.                           89,400      1,704,858
                                                               -----------
                                     Commercial Banks Total      3,208,557

   CONSUMER FINANCE - 0.6%
       First Cash Financial Services, Inc. (a)       51,600      1,238,400
                                                               -----------
                                     Consumer Finance Total      1,238,400

   INSURANCE - 1.5%
       Allmerica Financial Corp. (a)                 24,270        988,031
       ProAssurance Corp. (a)                        52,277      2,302,802
                                                               -----------
                                            Insurance Total      3,290,833

   THRIFTS & MORTGAGE FINANCE - 0.6%
       Sterling Financial Corp./WA                   31,692      1,222,360
                                                               -----------
                           Thrifts & Mortgage Finance Total      1,222,360
                                                               -----------
                                           FINANCIALS TOTAL     12,852,119

60 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                 COLUMBIA SMALL CAP GROWTH FUND I

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - 22.3%

   BIOTECHNOLOGY - 5.0%
       Alexion Pharmaceuticals, Inc. (a)             37,650      1,076,790
       Alkermes, Inc. (a)                            49,100        922,098
       CV Therapeutics, Inc. (a)                     34,590        939,810
       Digene Corp. (a)                              73,770      2,133,429
       Nabi Biopharmaceuticals (a)                  104,020      1,401,149
       Neurocrine Biosciences, Inc. (a)              21,770        997,066
       Rigel Pharmaceuticals, Inc. (a)               71,960      1,448,555
       United Therapeutics Corp. (a)                 25,800      1,811,418
                                                               -----------
                                        Biotechnology Total     10,730,315

   HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
       ArthroCare Corp. (a)                          55,732      2,026,973
       Haemonetics Corp. (a)                         27,263      1,211,568
       Iris International, Inc. (a)                  41,988        730,171
       Kyphon, Inc. (a)                              42,630      1,888,082
       Nektar Therapeutics (a)                       71,000      1,212,680
       Possis Medical, Inc. (a)                     104,700      1,364,241
       ResMed, Inc. (a)                              37,261      2,695,461
                                                               -----------
                     Health Care Equipment & Supplies Total     11,129,176

   HEALTH CARE PROVIDERS & SERVICES - 8.6%
       Allscripts Healthcare Solutions, Inc. (a)     23,923        425,351
       AmSurg Corp. (a)                              38,970      1,084,925
       Cerner Corp. (a)                              27,088      2,133,451
       Chemed Corp.                                  16,560        670,018
       DaVita, Inc. (a)                              34,650      1,590,781
       HealthExtras, Inc. (a)                       168,212      3,490,399
       ICON PLC, ADR (a)                             72,593      2,942,920
       IDX Systems Corp. (a)                         32,964      1,044,959
       LHC Group, Inc. (a)                           71,317      1,340,759
       Matria Healthcare, Inc. (a)                   24,000        870,000
       United Surgical Partners
         International, Inc. (a)                     73,503      2,815,900
                                                               -----------
                     Health Care Providers & Services Total     18,409,463

   PHARMACEUTICALS - 3.5%
       MGI Pharma, Inc. (a)                          72,125      1,944,490
       NitroMed, Inc. (a)                            56,400      1,063,704
       Salix Pharmaceuticals Ltd. (a)               225,428      4,594,223
                                                               -----------
                                      Pharmaceuticals Total      7,602,417
                                                               -----------
                                          HEALTH CARE TOTAL     47,871,371

INDUSTRIALS - 16.8%

   AEROSPACE & DEFENSE - 2.6%
       Armor Holdings, Inc. (a)                      27,200      1,153,552
       BE Aerospace, Inc. (a)                       162,090      2,570,747
       Engineered Support Systems, Inc.              53,475      1,823,498
                                                               -----------
                                  Aerospace & Defense Total      5,547,797

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   AIR FREIGHT & LOGISTICS - 0.5%
       UTI Worldwide, Inc.                           13,962      1,053,573
                                                               -----------
                              Air Freight & Logistics Total      1,053,573

   COMMERCIAL SERVICES & SUPPLIES - 5.1%
       Corporate Executive Board Co.                 47,516      3,837,867
       Huron Consulting Group, Inc. (a)              72,100      1,806,105
       Kenexa Corp. (a)                             107,925      1,467,780
       LECG Corp. (a)                                59,054      1,360,014
       Resources Connection, Inc. (a)                83,966      2,435,014
                                                               -----------
                       Commercial Services & Supplies Total     10,906,780

   CONSTRUCTION & ENGINEERING - 1.5%
       URS Corp. (a)                                 83,745      3,155,512
                                                               -----------
                           Construction & Engineering Total      3,155,512

   ELECTRICAL EQUIPMENT - 0.4%
       Roper Industries, Inc.                        25,820        994,586
                                                               -----------
                                 Electrical Equipment Total        994,586

   INDUSTRIAL CONGLOMERATES - 0.4%
       Raven Industries, Inc.                        37,210        967,460
                                                               -----------
                             Industrial Conglomerates Total        967,460

   MACHINERY - 5.2%
       ESCO Technologies, Inc. (a)                    6,210        643,853
       Joy Global, Inc.                              62,523      2,988,599
       RBC Bearings, Inc. (a)                        35,000        563,500
       Terex Corp. (a)                               59,854      2,919,678
       Wabtec Corp.                                 155,320      4,038,320
                                                               -----------
                                            Machinery Total     11,153,950

   MARINE - 0.3%
       Dryships, Inc.                                46,910        749,622
                                                               -----------
                                               Marine Total        749,622

   ROAD & RAIL - 0.8%
       Landstar System, Inc.                         46,720      1,696,870
                                                               -----------
                                          Road & Rail Total      1,696,870
                                                               -----------
                                          INDUSTRIALS TOTAL     36,226,150

INFORMATION TECHNOLOGY - 26.3%

   COMMUNICATIONS EQUIPMENT - 4.9%
       F5 Networks, Inc. (a)                         55,935      2,309,556
       Ixia (a)                                     150,392      2,701,040
       Packeteer, Inc. (a)                          166,520      1,968,267
       SiRF Technology Holdings, Inc. (a)           140,270      3,562,858
                                                               -----------
                             Communications Equipment Total     10,541,721

   COMPUTERS & PERIPHERALS - 1.4%
       Komag, Inc. (a)                               42,067      1,403,355
       Presstek, Inc. (a)                            35,900        446,237
       Stratasys, Inc. (a)                           43,720      1,238,587
                                                               -----------
                              Computers & Peripherals Total      3,088,179

                            See Accompanying Notes to Financial Statements. | 61

________________________________________________________________________________
AUGUST 31, 2005                                 COLUMBIA SMALL CAP GROWTH FUND I

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
       Benchmark Electronics, Inc. (a)               37,040      1,078,235
       Dolby Laboratories, Inc., Class A (a)         27,010        432,160
       Itron, Inc. (a)                               13,390        619,555
       Trimble Navigation Ltd. (a)                   26,670        973,988
                                                               -----------
                   Electronic Equipment & Instruments Total      3,103,938

   INTERNET SOFTWARE & SERVICES - 1.5%
       Digital River, Inc. (a)                       32,980      1,252,580
       Equinix, Inc. (a)                             51,640      2,012,411
                                                               -----------
                         Internet Software & Services Total      3,264,991

   IT SERVICES - 5.8%
       Anteon International Corp. (a)                66,760      3,067,622
       CACI International, Inc., Class A (a)         50,820      3,183,365
       Cognizant Technology Solutions
          Corp., Class A (a)                         29,806      1,357,067
       Euronet Worldwide, Inc. (a)                   78,060      2,187,241
       Global Payments, Inc.                         38,606      2,539,503
                                                               -----------
                                          IT Services Total     12,334,798

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
       ATMI, Inc. (a)                                35,620      1,098,165
       Cambridge Display Technology, Inc. (a)        63,896        502,861
       Cypress Semiconductor Corp. (a)               86,000      1,344,180
       FEI Co. (a)                                   49,900      1,044,407
       FormFactor, Inc. (a)                          82,410      2,239,080
       Hittite Microwave Corp. (a)                   91,200      1,870,694
       Microsemi Corp. (a)                          128,230      3,089,061
       PortalPlayer, Inc. (a)                        21,200        562,436
       Trident Microsystems, Inc. (a)                54,800      1,924,576
                                                               -----------
             Semiconductors & Semiconductor Equipment Total     13,675,460

   SOFTWARE - 4.9%
       Embarcadero Technologies, Inc. (a)           297,014      1,761,293
       Epicor Software Corp. (a)                    143,030      1,908,020
       Hyperion Solutions Corp. (a)                  22,251        965,026
       Informatica Corp. (a)                         74,100        846,222
       Micromuse, Inc. (a)                          171,600      1,144,572
       MICROS Systems, Inc. (a)                      19,772        881,634
       Parametric Technology Corp. (a)              258,850      1,568,631
       SERENA Software, Inc. (a)                     43,430        819,958
       Wind River Systems, Inc. (a)                  38,700        508,518
                                                               -----------
                                             Software Total     10,403,874
                                                               -----------
                               INFORMATION TECHNOLOGY TOTAL     56,412,961

MATERIALS - 2.4%

   CHEMICALS - 1.5%
       Airgas, Inc.                                  31,274        879,738
       OM Group, Inc. (a)                           115,772      2,255,238
                                                               -----------
                                            Chemicals Total      3,134,976

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   METALS & MINING - 0.9%
       Allegheny Technologies, Inc.                  42,332      1,169,210
       Century Aluminum Co. (a)                      34,200        827,640
                                                               -----------
                                      Metals & Mining Total      1,996,850
                                                               -----------
                                            MATERIALS TOTAL      5,131,826

TELECOMMUNICATION SERVICES - 1.9%

   WIRELESS TELECOMMUNICATION SERVICES - 1.9%
       Dobson Communications Corp.,
          Class A (a)                               140,600      1,069,966
       Millicom International Cellular SA (a)        85,384      1,640,227
       SBA Communications Corp.,
         Class A (a)                                 90,407      1,360,625
                                                               -----------
                  Wireless Telecommunication Services Total      4,070,818
                                                               -----------
                           TELECOMMUNICATION SERVICES TOTAL      4,070,818

                                        Total Common Stocks
                                     (cost of $172,923,285)    210,409,313

SHORT-TERM OBLIGATION - 2.0%                        PAR ($)

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.430%, collateralized by a
       U.S. Treasury Bond maturing 08/15/13,
       market value of $4,454,219 (repurchase
       proceeds $4,362,416)                       4,362,000      4,362,000
                                                               -----------

                                Total Short-Term Obligation
                                       (cost of $4,362,000)      4,362,000

                                 TOTAL INVESTMENTS - 100.0%
                                 (COST OF $177,285,285) (b)    214,771,313

                   OTHER ASSETS & LIABILITIES, NET - (0.0)%       (112,539)

                                        NET ASSETS - 100.0%    214,658,774

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Cost for federal income tax purposes is $177,924,567.

      At August 31, 2005, the Fund held investments in the following sectors:

                                                      % OF
       SECTOR (UNAUDITED)                         NET ASSETS
       -----------------------------------------------------
       Information Technology                           26.3%
       Health Care                                      22.3
       Industrials                                      16.8
       Consumer Discretionary                           12.2
       Energy                                            8.0
       Financials                                        6.0
       Materials                                         2.4
       Consumer Staples                                  2.1
       Telecommunications Services                       1.9
       Short-Term Obligation                             2.0
       Other Assets & Liabilities, Net                  (0.0)
                                                       -----
                                                       100.0%
                                                       =====

               ACRONYM                     NAME
               -------                     ----
                 ADR            American Depositary Receipt

62 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                 COLUMBIA REAL ESTATE EQUITY FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - 95.7%

CONSUMER DISCRETIONARY - 15.0%

   HOTELS, RESTAURANTS & LEISURE - 15.0%
       Great Wolf Resorts, Inc. (a)                 294,300      3,384,450
       Hilton Hotels Corp.                        2,321,900     53,798,423
       Marriott International, Inc., Class A        485,300     30,675,813
       Starwood Hotels & Resorts
         Worldwide, Inc.                            625,900     36,489,970
                                                               -----------
                        Hotels, Restaurants & Leisure Total    124,348,656
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL    124,348,656

FINANCIALS - 80.7%

   REAL ESTATE - 80.7%
       Alexandria Real Estate Equities,
          Inc., REIT                                542,700     44,474,265
       Archstone-Smith Trust, REIT                  440,671     17,759,041
       AvalonBay Communities, Inc., REIT            179,000     15,043,160
       Boston Properties, Inc., REIT                199,900     14,222,885
       Brookfield Properties Corp.                  292,700      8,485,373
       CenterPoint Properties Trust, REIT           464,600     19,587,536
       Corporate Office Properties
          Trust, REIT                               371,180     12,931,911
       Cousins Properties, Inc., REIT             1,108,050     33,584,996
       Duke Realty Corp., REIT                      438,800     14,366,312
       Equity Office Properties Trust, REIT         891,737     29,694,842
       Equity Residential, REIT                     796,606     30,087,809
       Essex Property Trust, Inc., REIT              77,000      6,772,150
       General Growth Properties, Inc., REIT        675,380     30,452,884
       Home Properties, Inc., REIT                  175,200      7,184,952
       Host Marriott Corp., REIT                  1,965,300     34,373,097
       iStar Financial, Inc., REIT                1,117,250     46,332,357
       Kimco Realty Corp., REIT                   1,125,000     35,572,500
       Liberty Property Trust, REIT                 439,500     19,074,300
       Mack-Cali Realty Corp., REIT                 365,900     16,117,895
       Mills Corp., REIT                            150,800      8,827,832
       Newcastle Investment Corp., REIT             274,500      8,095,005
       Pan Pacific Retail Properties, Inc., REIT    251,700     16,680,159
       Prentiss Properties Trust, REIT              219,500      8,437,580
       ProLogis, REIT                               620,906     27,015,620
       Public Storage, Inc., REIT                   525,732     35,497,425
       Regency Centers Corp., REIT                  510,900     29,800,797
       Simon Property Group, Inc., REIT             624,756     47,525,189
       SL Green Realty Corp., REIT                  224,900     14,872,637
       St. Joe Co.                                   59,600      4,482,516
       Sun Communities, Inc., REIT                  114,700      3,888,330
       United Dominion Realty Trust,
          Inc., REIT                                351,100      8,314,048
       Vornado Realty Trust, REIT                   206,200     17,737,324
                                                               -----------
                                          Real Estate Total    667,292,727
                                                               -----------
                                           FINANCIALS TOTAL    667,292,727

                                        Total Common Stocks
                                     (cost of $438,170,752)    791,641,383

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

INCOME DEPOSIT SECURITIES - 1.6%

CONSUMER DISCRETIONARY - 0.3%

   HOTELS, RESTAURANTS & LEISURE - 0.3%
       Centerplate, Inc.                            201,300      2,415,600
                                                               -----------
                        Hotels, Restaurants & Leisure Total      2,415,600
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL      2,415,600

CONSUMER STAPLES - 0.7%

   FOOD & STAPLES RETAILING - 0.7%
       B&G Foods, Inc.                              476,200      6,166,790
                                                               -----------
                             Food & Staples Retailing Total      6,166,790
                                                               -----------
                                     CONSUMER STAPLES TOTAL      6,166,790

TELECOMMUNICATION SERVICES - 0.6%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
       Otelco, Inc.                                 302,000      4,711,200
                                                               -----------
               Diversified Telecommunication Services Total      4,711,200
                                                               -----------
                           TELECOMMUNICATION SERVICES TOTAL      4,711,200

                            Total Income Deposit Securities
                                      (cost of $14,752,900)     13,293,590

SHORT-TERM OBLIGATION - 2.8%                        PAR ($)

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.430%, collateralized by
       U.S. Treasury Notes with various maturities
       to 05/31/06, market value of $23,994,294
       (repurchase proceeds $23,522,241)         23,520,000     23,520,000
                                                               -----------

                                Total Short-Term Obligation
                                      (cost of $23,520,000)     23,520,000

                                 TOTAL INVESTMENTS - 100.1%
                                 (COST OF $476,443,652) (b)    828,454,973

                   OTHER ASSETS & LIABILITIES, NET - (0.1)%     (1,074,553)

                                        NET ASSETS - 100.0%    827,380,420

                            See Accompanying Notes to Financial Statements. | 63

________________________________________________________________________________
AUGUST 31, 2005                                 COLUMBIA REAL ESTATE EQUITY FUND

---------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Cost for federal income tax purposes is $477,101,599.

      At August 31, 2005, the Fund held investments in the following sectors:

                                                    % OF
       SECTOR (UNAUDITED)                        NET ASSETS
       ----------------------------------------------------
       Financials                                    80.7%
       Consumer Discretionary                        15.3
       Consumer Staples                               0.7
       Telecommunication Services                     0.6
       Short-Term Obligation                          2.8
       Other Assets & Liabilities, Net               (0.1)
                                                    -----
                                                    100.0%
                                                    =====

             ACRONYM                       NAME
             -------                       ----
               REIT            Real Estate Investment Trust

64 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                         COLUMBIA TECHNOLOGY FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - 98.9%

CONSUMER DISCRETIONARY - 5.8%

   HOTELS, RESTAURANTS & LEISURE - 0.6%
       Sportingbet PLC (a)                           53,000        335,819
                                                               -----------
                        Hotels, Restaurants & Leisure Total        335,819

   INTERNET & CATALOG RETAIL - 2.7%
       eBay, Inc. (a)                                19,200        777,408
       Netflix, Inc. (a)                             10,780        232,417
       Overstock.com, Inc. (a)                        8,400        338,856
       Provide Commerce, Inc. (a)                    11,164        284,905
                                                               -----------
                            Internet & Catalog Retail Total      1,633,586

   LEISURE EQUIPMENT & PRODUCTS - 0.5%
       Marvel Enterprises, Inc. (a)                  15,830        304,727
                                                               -----------
                         Leisure Equipment & Products Total        304,727

   MEDIA - 2.0%
       XM Satellite Radio Holdings, Inc.,
         Class A (a)                                 35,380      1,247,145
                                                               -----------
                                                Media Total      1,247,145
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL      3,521,277

HEALTH CARE - 3.4%

   BIOTECHNOLOGY - 0.9%
       Panacos Pharmaceuticals, Inc. (a)             39,400        360,510
       Rigel Pharmaceuticals, Inc. (a)                8,750        176,137
                                                               -----------
                                        Biotechnology Total        536,647

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
       Gen-Probe, Inc. (a)                            9,170        417,418
       Kensey Nash Corp. (a)                         10,420        315,726
                                                               -----------
                     Health Care Equipment & Supplies Total        733,144

   PHARMACEUTICALS - 1.3%
       Adams Respiratory Therapeutics, Inc. (a)       3,400        115,056
       NitroMed, Inc. (a)                            10,070        189,920
       Salix Pharmaceuticals Ltd. (a)                23,930        487,694
                                                               -----------
                                      Pharmaceuticals Total        792,670
                                                               -----------
                                          HEALTH CARE TOTAL      2,062,461

INDUSTRIALS - 0.9%

   COMMERCIAL SERVICES & SUPPLIES - 0.9%
       Huron Consulting Group, Inc. (a)              11,670        292,333
       Kenexa Corp. (a)                              20,840        283,424
                                                               -----------
                       Commercial Services & Supplies Total        575,757
                                                               -----------
                                          INDUSTRIALS TOTAL        575,757

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 71.1%

   COMMUNICATIONS EQUIPMENT - 8.3%
       Cisco Systems, Inc. (a)                       42,500        748,850
       Comverse Technology, Inc. (a)                 26,340        679,045
       Corning, Inc. (a)                             16,200        323,352
       F5 Networks, Inc. (a)                         11,300        466,577
       Harris Corp.                                  11,350        438,224
       Lucent Technologies, Inc. (a)                 96,500        297,220
       QUALCOMM, Inc.                                 7,900        313,709
       SiRF Technology Holdings, Inc. (a)            70,885      1,800,479
                                                               -----------
                             Communications Equipment Total      5,067,456

   COMPUTERS & PERIPHERALS - 6.2%
       Apple Computer, Inc. (a)                      18,790        881,815
       EMC Corp. (a)                                 30,850        396,731
       Hutchinson Technology, Inc. (a)                   70          1,848
       Komag, Inc. (a)                               25,687        856,918
       Palm, Inc. (a)                                 4,400        150,392
       Rackable Systems, Inc. (a)                    13,250        169,600
       SanDisk Corp. (a)                             33,940      1,317,890
                                                               -----------
                              Computers & Peripherals Total      3,775,194

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
       Trimble Navigation Ltd. (a)                    7,330        267,692
                                                               -----------
                   Electronic Equipment & Instruments Total        267,692

   INTERNET SOFTWARE & SERVICES - 8.6%
       Google, Inc., Class A (a)                      7,210      2,062,060
       HouseValues, Inc. (a)                         83,379      1,087,262
       Sify Ltd., ADR (a)                            22,399        113,787
       VeriSign, Inc. (a)                            19,920        434,256
       Yahoo!, Inc. (a)                              45,310      1,510,635
                                                               -----------
                         Internet Software & Services Total      5,208,000

   IT SERVICES - 7.7%
       Affiliated Computer Services, Inc.,
          Class A (a)                                 5,420        281,569
       Alliance Data Systems Corp. (a)                7,290        306,690
       Cognizant Technology Solutions
          Corp., Class A (a)                         25,490      1,160,560
       Computer Sciences Corp. (a)                    6,560        292,248
       DST Systems, Inc. (a)                         10,100        542,370
       Euronet Worldwide, Inc. (a)                    8,650        242,373
       First Data Corp.                              13,770        572,144
       Global Payments, Inc.                          7,690        505,848
       Infosys Technologies Ltd., ADR                 8,710        616,581
       Paychex, Inc.                                  4,470        152,561
                                                               -----------
                                          IT Services Total      4,672,944

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.8%
       Advanced Micro Devices, Inc. (a)(b)            9,900        205,623
       ATI Technologies, Inc. (a)                    37,500        456,750
       ATMI, Inc. (a)                                 6,910        213,035
       Broadcom Corp., Class A (a)                   47,385      2,061,247
       Cypress Semiconductor Corp. (a)               30,800        481,404

                            See Accompanying Notes to Financial Statements. | 65

________________________________________________________________________________
AUGUST 31, 2005                                         COLUMBIA TECHNOLOGY FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (CONTINUED)
       FEI Co. (a)                                   34,400        719,992
       FormFactor, Inc. (a)                          18,421        500,499
       Freescale Semiconductor, Inc. (a)             19,500        465,660
       Hittite Microwave Corp. (a)                   58,100      1,191,747
       Intersil Corp., Class A                       15,200        319,200
       Marvell Technology Group Ltd. (a)             52,680      2,485,969
       Maxim Integrated Products, Inc.               11,400        486,210
       MEMC Electronic Materials, Inc. (a)           70,084      1,181,616
       Microchip Technology, Inc.                     9,500        295,640
       Microsemi Corp. (a)                           10,380        250,054
       Netlogic Microsystems, Inc. (a)               11,600        239,772
       NVIDIA Corp. (a)                              20,700        635,076
       Samsung Electronics Co., Ltd., GDR (c)         3,670        962,458
       Silicon Laboratories, Inc. (a)                19,900        617,497
       Silicon Storage Technology, Inc. (a)          60,200        292,572
       Trident Microsystems, Inc. (a)                23,390        821,457
       ZiLOG, Inc. (a)                               77,081        199,640
                                                               -----------
             Semiconductors & Semiconductor Equipment Total     15,083,118

   SOFTWARE - 15.1%
       Agile Software Corp. (a)                          10             66
       Amdocs Ltd. (a)                               20,620        605,197
       Business Objects SA, ADR (a)                  11,450        381,743
       Check Point Software Technologies
          Ltd. (a)                                   28,320        638,899
       Citrix Systems, Inc. (a)                      20,620        490,756
       Cognos, Inc. (a)                              10,390        375,183
       Computer Associates International, Inc.       16,400        442,144
       Electronic Arts, Inc. (a)                      5,790        331,651
       Embarcadero Technologies, Inc. (a)            48,660        288,554
       Macromedia, Inc. (a)                          11,450        423,078
       McAfee, Inc. (a)                              22,720        696,368
       Mercury Interactive Corp. (a)                 12,920        473,776
       MICROS Systems, Inc. (a)                       5,036        224,555
       NAVTEQ (a)                                    14,170        659,472
       Oracle Corp. (a)                              51,870        672,754
       Parametric Technology Corp. (a)               44,180        267,731
       SAP AG, ADR                                   16,150        689,121
       Symantec Corp. (a)                            35,754        750,119
       Synopsys, Inc. (a)                            22,610        429,590
       TIBCO Software, Inc. (a)                      42,100        321,644
                                                               -----------
                                             Software Total      9,162,401
                                                               -----------
                               INFORMATION TECHNOLOGY TOTAL     43,236,805

TELECOMMUNICATION SERVICES - 17.7%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 1.8%
       ALLTEL Corp.                                   8,860        549,232
       Consolidated Communications
         Holdings, Inc. (a)                          39,800        549,240
                                                               -----------
               Diversified Telecommunication Services Total      1,098,472

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   WIRELESS TELECOMMUNICATION SERVICES - 15.9%
       American Tower Corp., Class A                 57,153      1,362,527
       Crown Castle International Corp. (a)          54,980      1,361,305
       Dobson Communications Corp.,
          Class A (a)                               198,970      1,514,162
       iPCS, Inc. (a)                                14,100        590,790
       Leap Wireless International, Inc. (a)         22,500        768,600
       Millicom International Cellular SA (a)        56,500      1,085,365
       Mobile TeleSystems, ADR                       17,810        658,970
       NII Holdings, Inc. (a)                        10,000        762,200
       SBA Communications Corp., Class A (a)         59,070        889,003
       VimpelCom, ADR (a)                            16,820        693,489
                                                               -----------
                  Wireless Telecommunication Services Total      9,686,411
                                                               -----------
                           TELECOMMUNICATION SERVICES TOTAL     10,784,883

                                        Total Common Stocks
                                      (cost of $49,799,901)     60,181,183

SHORT-TERM OBLIGATION - 1.6%                        PAR ($)

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.430%, collateralized by a
       U.S. Treasury Note maturing 09/30/06,
       market value of $970,869 (repurchase
       proceeds $948,090)                           948,000        948,000
                                                               -----------

                                Total Short-Term Obligation
                                         (cost of $948,000)        948,000

                                 TOTAL INVESTMENTS - 100.5%
                                  (COST OF $50,747,901) (d)     61,129,183

                   OTHER ASSETS & LIABILITIES, NET - (0.5)%       (308,597)

                                        NET ASSETS - 100.0%     60,820,586

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Security pledged as collateral for written option contracts.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the value of this security, which is not illiquid, represents 1.6% of net assets.

(d)   Cost for federal income tax purposes is $50,998,183.

66 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                         COLUMBIA TECHNOLOGY FUND

NOTES TO INVESTMENT PORTFOLIO (CONTINUED):

     At August 31, 2005, the Fund held investments in the following sectors:

                                                    % OF
       SECTOR (UNAUDITED)                        NET ASSETS
       -----------------------------------------------------
       Information Technology                         71.1%
       Telecommunication Services                     17.7
       Consumer Discretionary                          5.8
       Health Care                                     3.4
       Industrials                                     0.9
       Short-Term Obligation                           1.6
       Other Assets & Liabilities, Net                (0.5)
                                                     -----
                                                     100.0%
                                                     =====

     At August 31, 2005, the Fund held the following written option contract:

                               NUMBER OF
       TYPE                    CONTRACTS  PREMIUM    VALUE
       ----------------------------------------------------
       Call - Advanced Micro
         Devices, Inc.
         Strike Price $20.00
         Expires 10/22/05           40    $3,680    $6,600
                                    ==    ======    ======

               ACRONYM                     NAME
               -------                     ----
                 ADR            American Depositary Receipt
                 GDR             Global Depositary Receipt

                            See Accompanying Notes to Financial Statements. | 67

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - 72.9%

CONSUMER DISCRETIONARY - 8.9%

   AUTO COMPONENTS - 1.4%
       Modine Manufacturing Co.                      50,000      1,758,000
       Nokian Renkaat Oyj                           266,000      5,661,456
       Proliance International, Inc. (a)             11,784         66,815
                                                               -----------
                                      Auto Components Total      7,486,271

   AUTOMOBILES - 0.1%
       Brilliance China Automotive
         Holdings Ltd., ADR                          40,000        676,800
                                                               -----------
                                          Automobiles Total        676,800

   DIVERSIFIED CONSUMER SERVICES - 0.5%
       Career Education Corp. (a)                    40,000      1,568,000
       Weight Watchers International, Inc. (a)       20,000      1,132,200
                                                               -----------
                        Diversified Consumer Services Total      2,700,200

   HOTELS, RESTAURANTS & LEISURE - 0.2%
       Fairmont Hotels & Resorts, Inc.               40,000      1,255,200
                                                               -----------
                        Hotels, Restaurants & Leisure Total      1,255,200

   HOUSEHOLD DURABLES - 1.5%
       Cavco Industries, Inc. (a)                    26,000        871,780
       Makita Corp., ADR                             62,000      1,228,840
       Matsushita Electric Industrial
          Co., Ltd., ADR                            100,000      1,754,000
       Maytag Corp.                                  75,000      1,417,500
       Snap-On, Inc.                                 50,000      1,775,000
       Sony Corp., ADR                               30,000      1,008,600
                                                               -----------
                                   Household Durables Total      8,055,720

   INTERNET & CATALOG RETAIL - 0.3%
       Expedia, Inc. (a)                             28,750        639,975
       IAC/InterActiveCorp (a)                       28,750        705,812
                                                               -----------
                            Internet & Catalog Retail Total      1,345,787

   LEISURE EQUIPMENT & PRODUCTS - 0.2%
       Amer Sports Oyj                               41,000        751,150
                                                               -----------
                         Leisure Equipment & Products Total        751,150

   MEDIA - 2.4%
       Comcast Corp., Class A (a)                    72,500      2,188,050
       Discovery Holding Co., Class A (a)            12,500        189,250
       Entravision Communications
          Corp., Class A (a)                         75,000        610,500
       Liberty Global, Inc., Class A (a)             10,000        507,500
       Liberty Media Corp., Class A (a)             100,000        831,000
       McGraw-Hill Companies, Inc.                   20,000        964,400
       Media General, Inc., Class A                  30,000      1,973,700
       News Corp., Class A                           75,000      1,215,750
       Time Warner, Inc.                            132,500      2,374,400
       Tribune Co.                                   40,000      1,502,800
                                                               -----------
                                                Media Total     12,357,350

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   MULTILINE RETAIL - 1.6%
       Federated Department Stores, Inc.             19,469      1,342,955
       Fred's, Inc.                                  20,000        280,200
       Kohl's Corp. (a)                              42,500      2,229,125
       Saks, Inc. (a)                                75,000      1,628,250
       Stockmann Oyj Abp, Class B                    75,000      3,082,678
                                                               -----------
                                     Multiline Retail Total      8,563,208

   SPECIALTY RETAIL - 0.7%
       Blockbuster, Inc., Class A                   100,000        657,000
       CarMax, Inc. (a)                              30,000        955,800
       Kirkland's, Inc. (a)                          25,050        234,217
       Restoration Hardware, Inc. (a)               100,000        714,000
       Tiffany & Co.                                 10,000        374,200
       West Marine, Inc. (a)                         40,000        744,800
                                                               -----------
                                     Specialty Retail Total      3,680,017
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL     46,871,703

CONSUMER STAPLES - 6.1%

   BEVERAGES - 1.0%
       Coca-Cola Co.                                 75,000      3,300,000
       Coca-Cola Femsa, SA de CV, ADR                57,500      1,552,500
       Constellation Brands, Inc., Class A (a)       20,000        550,400
                                                               -----------
                                            Beverages Total      5,402,900

   FOOD & STAPLES RETAILING - 1.3%
       Kroger Co. (a)                                60,000      1,184,400
       United Natural Foods, Inc. (a)                40,000      1,360,000
       Wal-Mart Stores, Inc.                         32,500      1,461,200
       Walgreen Co.                                  62,500      2,895,625
                                                               -----------
                             Food & Staples Retailing Total      6,901,225

   FOOD PRODUCTS - 2.0%
       Campbell Soup Co.                             30,000        882,000
       Delta & Pine Land Co.                         50,000      1,281,500
       General Mills, Inc.                           32,500      1,498,900
       Hain Celestial Group, Inc. (a)                40,000        754,800
       Nestle SA, Registered Shares                   9,750      2,739,829
       Unilever NV, NY Registered Shares             47,500      3,287,000
                                                               -----------
                                        Food Products Total     10,444,029

   HOUSEHOLD PRODUCTS - 0.2%
       Kimberly-Clark Corp.                          20,000      1,246,400
                                                               -----------
                                   Household Products Total      1,246,400

   PERSONAL PRODUCTS - 0.7%
       Avon Products, Inc.                           20,000        656,400
       Natura Cosmeticos SA                          52,500      1,781,926
       NBTY, Inc. (a)                                50,000      1,094,500
                                                               -----------
                                    Personal Products Total      3,532,826
   TOBACCO - 0.9%
       Altria Group, Inc.                            62,500      4,418,750
                                                               -----------
                                              Tobacco Total      4,418,750
                                                               -----------
                                     CONSUMER STAPLES TOTAL     31,946,130

68 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

ENERGY - 8.5%

   ENERGY EQUIPMENT & SERVICES - 4.3%
       Core Laboratories NV (a)                      30,000        954,900
       GlobalSantaFe Corp.                           30,000      1,406,400
       Input/Output, Inc. (a)                       125,000      1,080,000
       National-Oilwell Varco, Inc. (a)              50,000      3,210,500
       Schlumberger Ltd.                             57,500      4,958,225
       Stolt Offshore SA, ADR (a)                    50,000        637,500
       Tesco Corp. (a)                               50,000        666,302
       TGS Nopec Geophysical Co., ASA (a)            75,000      3,186,411
       Transocean, Inc. (a)                          75,000      4,428,000
       Willbros Group, Inc. (a)                     125,000      2,160,000
                                                               -----------
                          Energy Equipment & Services Total     22,688,238

   OIL, GAS & CONSUMABLE FUELS - 4.2%
       Alpha Natural Resources, Inc. (a)             35,000      1,044,050
       Apache Corp.                                  20,000      1,432,400
       BP PLC, ADR                                   32,500      2,222,350
       ConocoPhillips                                50,000      3,297,000
       Exxon Mobil Corp.                             62,500      3,743,750
       McMoRan Exploration Co. (a)                  102,500      1,843,975
       Newfield Exploration Co. (a)                  82,500      3,895,650
       Petroleo Brasileiro SA, ADR                   20,000      1,251,200
       Plains Exploration &
          Production Co. (a)                         40,000      1,482,000
       Royal Dutch Shell PLC, Class A, ADR           30,000      1,948,800
                                                               -----------
                          Oil, Gas & Consumable Fuels Total     22,161,175
                                                               -----------
                                               ENERGY TOTAL     44,849,413

FINANCIALS - 10.8%

   CAPITAL MARKETS - 1.9%
       Bank of New York Co., Inc.                    30,000        917,100
       Charles Schwab Corp.                          97,500      1,319,175
       Janus Capital Group, Inc.                     50,000        706,500
       Lazard Ltd., Class A                          60,000      1,525,200
       Morgan Stanley                                67,500      3,433,725
       Nikko Cordial Corp. (b)                       80,000        393,259
       Nomura Holdings, Inc., ADR                   100,000      1,376,000
       Piper Jaffray Companies, Inc. (a)             10,000        304,900
                                                               -----------
                                      Capital Markets Total      9,975,859

   COMMERCIAL BANKS - 3.0%
       Allied Irish Banks PLC, ADR                   30,000      1,303,500
       HSBC Holdings PLC, ADR                        37,500      3,031,500
       ICICI Bank Ltd., ADR                          20,000        467,600
       Mitsubishi Tokyo Financial
          Group, Inc., ADR                          275,000      2,846,250
       Mizuho Financial Group, Inc.                     500      2,795,438
       SunTrust Banks, Inc.                          22,500      1,581,300
       U.S. Bancorp                                  75,000      2,191,500
       Zions Bancorporation                          20,000      1,397,200
                                                               -----------
                                     Commercial Banks Total     15,614,288
   CONSUMER FINANCE - 0.2%
       MBNA Corp.                                    40,000      1,008,000
                                                               -----------
                                     Consumer Finance Total      1,008,000

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   DIVERSIFIED FINANCIAL SERVICES - 1.6%
       Asset Acceptance Capital Corp. (a)            47,500      1,371,325
       Citigroup, Inc.                               75,000      3,282,750
       JPMorgan Chase & Co.                         120,200      4,073,578
                                                               -----------
                       Diversified Financial Services Total      8,727,653

   INSURANCE - 3.0%
       American International Group, Inc.            50,000      2,960,000
       Arthur J. Gallagher & Co.                     47,500      1,356,600
       Axis Capital Holdings Ltd.                    20,000        565,000
       Chubb Corp.                                   10,000        869,600
       Hannover Rueckversicherung AG,
          Registered Shares                          67,500      2,431,869
       Jefferson-Pilot Corp.                         20,000        994,600
       Marsh & McLennan Companies, Inc.              40,000      1,122,000
       PartnerRe Ltd.                                 6,234        378,404
       St. Paul Travelers Companies, Inc.            50,005      2,150,715
       UnumProvident Corp.                           20,000        386,400
       Wesco Financial Corp.                          7,750      2,739,625
                                                               -----------
                                            Insurance Total     15,954,813
                                                               -----------
   REAL ESTATE - 0.5%
       Mitsubishi Estate Co., Ltd.                  125,000      1,497,773
       Post Properties, Inc., REIT                   30,000      1,113,000
                                                               -----------
                                          Real Estate Total      2,610,773

   THRIFTS & MORTGAGE FINANCE - 0.6%
       Fannie Mae                                    20,000      1,020,800
       Freddie Mac                                   32,500      1,962,350
                                                               -----------
                           Thrifts & Mortgage Finance Total      2,983,150
                                                               -----------
                                           FINANCIALS TOTAL     56,874,536

HEALTH CARE - 12.1%

   BIOTECHNOLOGY - 2.0%
       Abgenix, Inc. (a)                             82,500        906,675
       Amgen, Inc. (a)                               27,500      2,197,250
       Applera Corp.-Applied
          Biosystems Group                           75,000      1,612,500
       Biogen Idec, Inc. (a)                         47,500      2,002,125
       Chiron Corp. (a)                              30,000      1,093,200
       Millennium Pharmaceuticals, Inc. (a)          75,000        750,750
       Pharmion Corp. (a)                            20,000        497,000
       Qiagen NV (a)                                100,000      1,262,000
                                                               -----------
                                        Biotechnology Total     10,321,500

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
       Baxter International, Inc.                    87,500      3,528,875
       Boston Scientific Corp. (a)                   30,000        806,400
       Cytyc Corp. (a)                               40,000        998,000
       Haemonetics Corp. (a)                         30,000      1,333,200
       Hospira, Inc. (a)                             97,500      3,884,400
       Medtronic, Inc.                               50,000      2,850,000
       STERIS Corp.                                  30,000        748,200
       Viasys Healthcare, Inc. (a)                   50,000      1,346,500
                                                               -----------
                     Health Care Equipment & Supplies Total     15,495,575

                            See Accompanying Notes to Financial Statements. | 69

________________________________________________________________________________
AUGUST 31, 2005                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - 2.9%
       Cardinal Health, Inc.                         10,000        596,100
       Community Health Systems, Inc. (a)            50,000      1,841,500
       Health Management Associates,
          Inc., Class A                              30,000        729,600
       HEALTHSOUTH Corp. (a)                        100,000        530,000
       Henry Schein, Inc. (a)                        40,000      1,667,600
       LifePoint Hospitals, Inc. (a)                 20,000        909,600
       McKesson Corp.                                56,000      2,613,520
       Medco Health Solutions, Inc. (a)              11,049        544,388
       Omnicare, Inc.                                67,500      3,547,125
       Quest Diagnostics, Inc.                       25,000      1,249,500
       Tenet Healthcare Corp. (a)                   102,500      1,248,450
                                                               -----------
                     Health Care Providers & Services Total     15,477,383

   PHARMACEUTICALS - 4.3%
       Abbott Laboratories                           40,000      1,805,200
       Andrx Corp. (a)                               75,000      1,359,750
       Dr. Reddy's Laboratories Ltd., ADR            50,000        908,500
       Elan Corp. PLC, ADR (a)                      100,000        891,000
       Eli Lilly & Co.                               30,000      1,650,600
       Gedeon Richter Ltd.                           12,500      1,997,214
       Merck & Co., Inc.                             57,500      1,623,225
       Novartis AG, ADR                              30,000      1,462,500
       Pfizer, Inc.                                  75,700      1,928,079
       Schering-Plough Corp.                        100,000      2,141,000
       Shire Pharmaceuticals Group
          PLC, ADR                                   20,000        762,400
       Taro Pharmaceuticals Industries Ltd. (a)      30,000        818,400
       Valeant Pharmaceuticals International        100,000      1,998,000
       Watson Pharmaceuticals, Inc. (a)              62,500      2,155,000
       Wyeth                                         20,000        915,800
                                                               -----------
                                      Pharmaceuticals Total     22,416,668
                                                               -----------
                                          HEALTH CARE TOTAL     63,711,126

INDUSTRIALS - 8.9%

   AEROSPACE & DEFENSE - 0.2%
       Raytheon Co.                                  30,000      1,176,600
                                                               -----------
                                  Aerospace & Defense Total      1,176,600

   AIR FREIGHT & LOGISTICS - 0.8%
       United Parcel Service, Inc., Class B          37,500      2,658,375
       Yamato Transport Co., Ltd.                   100,000      1,511,853
                                                               -----------
                              Air Freight & Logistics Total      4,170,228

   AIRLINES - 0.4%
       AMR Corp. (a)                                 75,000        944,250
       Southwest Airlines Co.                        75,000        999,000
                                                               -----------
                                             Airlines Total      1,943,250

   COMMERCIAL SERVICES & SUPPLIES - 1.6%
       Administaff, Inc.                             50,000      1,798,500
       Avery Dennison Corp.                          57,500      3,072,800
       Cendant Corp.                                 60,000      1,220,400
       Central Parking Corp.                         10,000        158,900
       R.R. Donnelley & Sons Co.                     62,500      2,335,000
                                                               -----------
                       Commercial Services & Supplies Total      8,585,600

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   CONSTRUCTION & ENGINEERING - 0.6%
       Foster Wheeler Ltd. (a)                       82,500      2,219,250
       Insituform Technologies, Inc.,
         Class A (a)                                 50,000      1,035,000
                                                               -----------
                           Construction & Engineering Total      3,254,250

   ELECTRICAL EQUIPMENT - 0.8%
       ABB Ltd. (a)                                  75,000        544,165
       ABB Ltd., ADR (a)                            100,000        729,000
       Thomas & Betts Corp. (a)                      90,000      3,198,600
                                                               -----------
                                 Electrical Equipment Total      4,471,765

   INDUSTRIAL CONGLOMERATES - 1.0%
       3M Co.                                        25,000      1,778,750
       General Electric Co.                          60,000      2,016,600
       Siemens AG, ADR                               17,500      1,338,750
                                                               -----------
                             Industrial Conglomerates Total      5,134,100

   MACHINERY - 2.4%
       AGCO Corp. (a)                                30,000        615,900
       Bucyrus International, Inc., Class A          11,000        496,320
       Caterpillar, Inc.                             60,000      3,329,400
       Deere & Co.                                   25,000      1,634,500
       Eaton Corp.                                   37,500      2,397,000
       Hitachi Construction Machinery
         Co., Ltd.                                  100,000      1,547,769
       OSG Corp.                                     55,000        748,271
       Pall Corp.                                    50,000      1,430,000
       Timken Co.                                    20,000        587,400
                                                               -----------
                                            Machinery Total     12,786,560
   MARINE - 0.6%
       A.P. Moller-Maersk A/S                           140      1,514,589
       Finnlines Oyj                                 80,000      1,420,706
                                                               -----------
                                               Marine Total      2,935,295

   TRADING COMPANIES & DISTRIBUTORS - 0.5%
       GATX Corp.                                    62,500      2,533,125
                                                               -----------
                     Trading Companies & Distributors Total      2,533,125
                                                               -----------
                                          INDUSTRIALS TOTAL     46,990,773

INFORMATION TECHNOLOGY - 8.6%

   COMMUNICATIONS EQUIPMENT - 2.1%
       Andrew Corp. (a)                              82,500        951,225
       Cisco Systems, Inc. (a)                      137,500      2,422,750
       Comverse Technology, Inc. (a)                 40,000      1,031,200
       Corning, Inc. (a)                             67,500      1,347,300
       Nokia Oyj, ADR                               100,000      1,577,000
       Plantronics, Inc.                             57,500      1,874,500
       Tandberg ASA                                 130,000      1,594,234
                                                               -----------
                             Communications Equipment Total     10,798,209

   COMPUTERS & PERIPHERALS - 1.0%
       Electronics for Imaging, Inc. (a)             72,500      1,435,500
       Hewlett-Packard Co.                           75,000      2,082,000
       International Business Machines Corp.         20,000      1,612,400
       Sun Microsystems, Inc. (a)                    50,000        190,000
                                                               -----------
                              Computers & Peripherals Total      5,319,900

70 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                 COLUMBIA STRATEGIC INVESTOR FUND


                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
       Celestica, Inc. (a)                           40,000        477,200
       Murata Manufacturing Co., Ltd.                15,000        789,441
       Solectron Corp. (a)                          100,000        410,000
       Symbol Technologies, Inc.                     31,854        292,420
                                                               -----------
                   Electronic Equipment & Instruments Total      1,969,061

   INTERNET SOFTWARE & SERVICES - 0.1%
       United Online, Inc.                           50,000        651,500
                                                               -----------
                         Internet Software & Services Total        651,500

   IT SERVICES - 0.9%
       DST Systems, Inc. (a)                         47,500      2,550,750
       First Data Corp.                              49,250      2,046,337
                                                               -----------
                                          IT Services Total      4,597,087

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
       Advanced Micro Devices, Inc. (a)              30,000        623,100
       FEI Co. (a)                                   50,000      1,046,500
       Intel Corp.                                   60,000      1,543,200
       Leadis Technology, Inc. (a)                   50,000        358,000
       LSI Logic Corp. (a)                           75,000        723,000
       Micron Technology, Inc. (a)                   75,000        893,250
       National Semiconductor Corp.                  10,000        249,300
       Novellus Systems, Inc. (a)                    30,000        804,300
       Samsung Electronics Co., Ltd., GDR (c)        15,000      3,933,750
       Texas Instruments, Inc.                       67,500      2,205,900
       United Microelectronics Corp.                149,293        509,088
                                                               -----------
             Semiconductors & Semiconductor Equipment Total     12,889,388

   SOFTWARE - 1.7%
       Cadence Design Systems, Inc. (a)              50,000        800,500
       Check Point Software
          Technologies Ltd. (a)                      57,500      1,297,200
       Microsoft Corp.                              112,500      3,082,500
       Novell, Inc. (a)                             100,000        658,000
       Opsware, Inc. (a)                             50,000        231,000
       Parametric Technology Corp. (a)              100,000        606,000
       Quest Software, Inc. (a)                      60,000        813,600
       Symantec Corp. (a)                            67,500      1,416,150
                                                               -----------
                                             Software Total      8,904,950
                                                               -----------
                               INFORMATION TECHNOLOGY TOTAL     45,130,095

MATERIALS - 4.2%

   CHEMICALS - 2.2%
       Air Products & Chemicals, Inc.                27,500      1,523,500
       Calgon Carbon Corp.                          100,000        795,000
       Dow Chemical Co.                              20,000        864,000
       Ferro Corp.                                   60,000      1,138,800
       International Flavors & Fragrances, Inc.      30,000      1,083,000
       Mosaic Co. (a)                                40,000        646,000
       Potash Corp. of Saskatchewan, Inc.            50,000      5,503,500
                                                               -----------
                                            Chemicals Total     11,553,800

   CONSTRUCTION MATERIALS - 0.3%
       Martin Marietta Materials, Inc.               22,500      1,627,200
                                                               -----------
                               Construction Materials Total      1,627,200

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   CONTAINERS & PACKAGING - 0.3%
       Sealed Air Corp. (a)                          20,000      1,015,000
       Smurfit-Stone Container Corp. (a)             40,000        441,600
                                                               -----------
                               Containers & Packaging Total      1,456,600

   METALS & MINING - 1.0%
       Centerra Gold, Inc. (a)                       75,000      1,274,728
       Companhia Vale do Rio Doce, ADR               75,000      2,579,250
       Gammon Lake Resources, Inc. (a)               50,000        375,500
       Newmont Mining Corp.                          30,000      1,187,400
                                                               -----------
                                      Metals & Mining Total      5,416,878

   PAPER & FOREST PRODUCTS - 0.4%
       International Paper Co.                       30,000        925,500
       Votorantim Celulose e Papel SA, ADR          100,000      1,160,000
                                                               -----------
                              Paper & Forest Products Total      2,085,500
                                                               -----------
                                            MATERIALS TOTAL     22,139,978

TELECOMMUNICATION SERVICES - 1.5%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
       BellSouth Corp.                               40,000      1,051,600
       Cincinnati Bell, Inc. (a)                     50,000        216,500
       SBC Communications, Inc.                      42,500      1,023,400
       Telekomunikasi Indonesia, ADR                 70,000      1,344,000
       Verizon Communications, Inc.                  47,500      1,553,725
                                                               -----------
               Diversified Telecommunication Services Total      5,189,225

   WIRELESS TELECOMMUNICATION SERVICES - 0.5%
       Nextel Partners, Inc., Class A (a)            30,000        787,200
       Telemig Celular Participacoes SA              40,000      1,262,000
       VimpelCom, ADR (a)                            10,000        412,300
                                                               -----------
                  Wireless Telecommunication Services Total      2,461,500
                                                               -----------
                           TELECOMMUNICATION SERVICES TOTAL      7,650,725

UTILITIES - 3.3%

   ELECTRIC UTILITIES - 1.4%
       Edison International                          75,000      3,377,250
       Entergy Corp.                                 20,000      1,498,200
       Exelon Corp.                                  30,000      1,616,700
       Westar Energy, Inc.                           30,000        720,600
                                                               -----------
                                   Electric Utilities Total      7,212,750

   GAS UTILITIES - 0.3%
       ONEOK, Inc.                                   37,500      1,275,000
                                                               -----------
                                        Gas Utilities Total      1,275,000

   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
       Duke Energy Corp.                             40,000      1,159,600
       Dynegy, Inc., Class A (a)                    117,500        512,300
                                                               -----------
         Independent Power Producers & Energy Traders Total      1,671,900

   MULTI-UTILITIES - 1.1%
       Dominion Resources, Inc.                      30,000      2,294,400
       NiSource, Inc.                                75,000      1,810,500
       TECO Energy, Inc.                            100,000      1,741,000
                                                               -----------
                                      Multi-Utilities Total      5,845,900

                      See Accompanying Notes to Financial Statements. | 71

________________________________________________________________________________
AUGUST 31, 2005                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

   WATER UTILITIES - 0.2%
       California Water Service Group                30,000      1,192,500
                                                               -----------
                                      Water Utilities Total      1,192,500
                                                               -----------
                                            UTILITIES TOTAL     17,198,050

                                        Total Common Stocks
                                     (cost of $289,802,431)    383,362,529

INVESTMENT COMPANIES - 0.6%

       iShares MSCI Malaysia Index Fund             150,000      1,089,000
       Japan Smaller Capitalization Fund, Inc.      100,000      1,350,000
       Thai Fund, Inc.                              100,000        945,000
                                                               -----------

                                 Total Investment Companies
                                       (cost of $2,730,651)      3,384,000

SHORT-TERM OBLIGATIONS - 27.1%                   PAR ($)

REPURCHASE AGREEMENT - 24.4%
       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05,
       due 09/01/05 at 3.430%, collateralized
       by U.S.Treasury Notes with various
       maturities to 09/30/06, market value
       of $130,600,786 (repurchase
       proceeds $128,050,199)                   128,038,000    128,038,000
                                                               -----------

U.S. GOVERNMENT AGENCY - 2.7%
       Federal Home Loan Bank,
          Discount Note
          2.150% 09/01/05 (d)                    14,226,000     14,226,000

                               Total Short-Term Obligations
                                     (cost of $142,264,000)    142,264,000

                                 TOTAL INVESTMENTS - 100.6%
                                 (COST OF $434,797,082) (e)    529,010,529

                   OTHER ASSETS & LIABILITIES, NET - (0.6)%     (3,193,470)

                                        NET ASSETS - 100.0%    525,817,059

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the value of this security, which is not illiquid, represents 0.7% of net assets.

(d)   The rate shown represents the annualized yield at the date of purchase.
      (e) Cost for federal income tax purposes is $436,990,395.

      At August 31, 2005, the Fund held investments in the following sectors:

                                                                  % OF
       SECTOR (UNAUDITED)                                      NET ASSETS
       ------------------------------------------------------------------
       Health Care                                                   12.1%
       Financials                                                    10.8
       Industrials                                                    8.9
       Consumer Discretionary                                         8.9
       Information Technology                                         8.6
       Energy                                                         8.5
       Consumer Staples                                               6.1
       Materials                                                      4.2
       Utilities                                                      3.3
       Telecommunication Services                                     1.5
       Investment Companies                                           0.6
       Short-Term Obligations                                        27.1
       Other Assets & Liabilities, Net                               (0.6)
                                                                    -----
                                                                    100.0%
                                                                    =====

      The Fund was invested in the following countries at August 31, 2005:

                                                                % OF TOTAL
       SUMMARY OF SECURITIES BY COUNTRY (UNAUDITED)   VALUE     INVESTMENTS
       --------------------------------------------------------------------
       United States*                              $428,555,365      81.0%
       Japan                                         17,497,494       3.3
       Finland                                       12,492,990       2.4
       Netherlands                                   10,462,125       2.0
       Canada                                         9,552,430       1.8
       Brazil                                         8,034,376       1.5
       United Kingdom                                 7,965,050       1.5
       Switzerland                                    5,475,494       1.0
       Norway                                         4,780,645       0.9
       South Korea                                    3,933,750       0.7
       Germany                                        3,770,619       0.7
       Ireland                                        2,194,500       0.4
       Hungary                                        1,997,214       0.4
       Panama                                         2,160,000       0.4
       Israel                                         2,115,600       0.4
       Mexico                                         1,552,500       0.3
       Denmark                                        1,514,589       0.3
       India                                          1,376,100       0.3
       Indonesia                                      1,344,000       0.3
       China                                            676,800       0.1
       Luxembourg                                       637,500       0.1
       Taiwan                                           509,088       0.1
       Russia Federation                                412,300       0.1
                                                   ------------     -----
                                                   $529,010,529     100.0%
                                                   ============     =====

      * Includes Short-Term Obligations.

      Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

               ACRONYM                     NAME
               -------                     ----
                 ADR           American Depositary Receipt
                 GDR            Global Depositary Receipt
                REIT           Real Estate Investment Trust

72 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - 59.0%

CONSUMER DISCRETIONARY - 9.1%

   DIVERSIFIED CONSUMER SERVICES - 0.9%
       Career Education Corp. (a)                    73,120      2,866,304
                                                               -----------
                        Diversified Consumer Services Total      2,866,304

   HOUSEHOLD DURABLES - 0.4%
       Sony Corp., ADR                               38,600      1,297,732
                                                               -----------
                                   Household Durables Total      1,297,732

   INTERNET & CATALOG RETAIL - 0.9%
       Amazon.com, Inc. (a)                          44,790      1,912,533
       Expedia, Inc. (a)                             45,200      1,006,152
                                                               -----------
                            Internet & Catalog Retail Total      2,918,685

   LEISURE EQUIPMENT & PRODUCTS - 0.4%
       Hasbro, Inc.                                  54,170      1,121,319
                                                               -----------
                         Leisure Equipment & Products Total      1,121,319

   MEDIA - 5.0%
       Clear Channel Communications, Inc.            33,500      1,115,550
       Comcast Corp., Class A (a)                    79,826      2,454,649
       Liberty Global, Inc., Class A (a)             19,045        966,534
       Liberty Media Corp., Class A (a)             311,520      2,588,731
       News Corp., Class A                          177,860      2,883,111
       Time Warner, Inc.                            203,030      3,638,298
       Viacom, Inc., Class B                         58,880      2,001,331
                                                               -----------
                                                Media Total     15,648,204

   MULTILINE RETAIL - 1.0%
       Federated Department Stores, Inc.             15,139      1,044,281
       Kohl's Corp. (a)                              39,430      2,068,104
                                                               -----------
                                     Multiline Retail Total      3,112,385

   SPECIALTY RETAIL - 0.5%
       RadioShack Corp.                              65,060      1,630,403
                                                               -----------
                                     Specialty Retail Total      1,630,403
                                                               -----------
                               CONSUMER DISCRETIONARY TOTAL     28,595,032

CONSUMER STAPLES - 3.6%

   BEVERAGES - 0.8%
       Coca-Cola Co.                                 58,340      2,566,960
                                                               -----------
                                            Beverages Total      2,566,960

   FOOD & STAPLES RETAILING - 0.6%
       Wal-Mart Stores, Inc.                         41,800      1,879,328
                                                               -----------
                             Food & Staples Retailing Total      1,879,328

   FOOD PRODUCTS - 1.0%
       McCormick & Co., Inc.                         39,900      1,353,009
       Smithfield Foods, Inc. (a)                    62,700      1,746,195
                                                               -----------
                                        Food Products Total      3,099,204

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   HOUSEHOLD PRODUCTS - 0.6%
       Colgate-Palmolive Co.                         35,930      1,886,325
                                                               -----------
                                   Household Products Total      1,886,325

   TOBACCO - 0.6%
       Altria Group, Inc.                            24,565      1,736,746
                                                               -----------
                                              Tobacco Total      1,736,746
                                                               -----------
                                     CONSUMER STAPLES TOTAL     11,168,563

ENERGY - 1.9%

   ENERGY EQUIPMENT & SERVICES - 0.6%
       Transocean, Inc. (a)                          33,210      1,960,718
                                                               -----------
                          Energy Equipment & Services Total      1,960,718

   OIL, GAS & CONSUMABLE FUELS - 1.3%
       Anadarko Petroleum Corp.                      12,110      1,100,436
       BP PLC, ADR                                   16,260      1,111,859
       Devon Energy Corp.                            31,170      1,894,201
                                                               -----------
                          Oil, Gas & Consumable Fuels Total      4,106,496
                                                               -----------
                                               ENERGY TOTAL      6,067,214

FINANCIALS - 9.7%

   CAPITAL MARKETS - 1.7%
       E*TRADE Financial Corp. (a)                  105,810      1,692,960
       Lazard Ltd., Class A                          91,640      2,329,489
       Morgan Stanley                                27,065      1,376,796
                                                               -----------
                                      Capital Markets Total      5,399,245

   COMMERCIAL BANKS - 0.3%
       Fifth Third Bancorp                           19,080        790,103
                                                               -----------
                                     Commercial Banks Total        790,103

   CONSUMER FINANCE - 0.6%
       American Express Co.                          34,005      1,878,436
                                                               -----------
                                     Consumer Finance Total      1,878,436

   DIVERSIFIED FINANCIAL SERVICES - 1.8%
       Citigroup, Inc.                               62,633      2,741,447
       JPMorgan Chase & Co.                          85,680      2,903,695
                                                               -----------
                       Diversified Financial Services Total      5,645,142

   INSURANCE - 4.5%
       Ace Ltd.                                      51,910      2,305,323
       American International Group, Inc.            59,550      3,525,360
       Berkshire Hathaway, Inc., Class B (a)          1,316      3,653,216
       Chubb Corp.                                   14,545      1,264,833
       UnumProvident Corp.                          171,100      3,305,652
                                                               -----------
                                            Insurance Total     14,054,384

   THRIFTS & MORTGAGE FINANCE - 0.8%
       MGIC Investment Corp.                         40,940      2,555,884
                                                               -----------
                           Thrifts & Mortgage Finance Total      2,555,884
                                                               -----------
                                           FINANCIALS TOTAL     30,323,194

                            See Accompanying Notes to Financial Statements. | 73

________________________________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - 9.8%

   BIOTECHNOLOGY - 2.5%
       Amgen, Inc. (a)                               42,893      3,427,151
       MedImmune, Inc. (a)                           56,230      1,682,964
       Millennium Pharmaceuticals, Inc. (a)         292,100      2,923,921
                                                               -----------
                                        Biotechnology Total      8,034,036

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
       Biomet, Inc.                                  40,540      1,495,521
       Thermo Electron Corp. (a)                     72,130      2,012,427
       Waters Corp. (a)                              47,930      2,179,377
                                                               -----------
                     Health Care Equipment & Supplies Total      5,687,325

   HEALTH CARE PROVIDERS & SERVICES - 2.5%
       AmerisourceBergen Corp.                       18,590      1,388,115
       Cardinal Health, Inc.                         31,650      1,886,657
       McKesson Corp.                                23,630      1,102,812
       WebMD Corp. (a)                              308,540      3,381,598
                                                               -----------
                     Health Care Providers & Services Total      7,759,182

   PHARMACEUTICALS - 3.0%
       Barr Pharmaceuticals, Inc. (a)                60,050      2,738,880
       Eli Lilly & Co.                               16,035        882,246
       Endo Pharmaceuticals Holdings, Inc. (a)       66,200      1,986,000
       IVAX Corp. (a)                                75,520      1,955,968
       Pfizer, Inc.                                  73,230      1,865,168
                                                               -----------
                                      Pharmaceuticals Total      9,428,262
                                                               -----------
                                          HEALTH CARE TOTAL     30,908,805

INDUSTRIALS - 7.0%

   AEROSPACE & DEFENSE - 1.0%
       Honeywell International, Inc.                 83,590      3,199,825
                                                               -----------
                                  Aerospace & Defense Total      3,199,825

   AIR FREIGHT & LOGISTICS - 0.3%
       United Parcel Service, Inc., Class B          14,330      1,015,854
                                                               -----------
                              Air Freight & Logistics Total      1,015,854

   AIRLINES - 0.7%
       Southwest Airlines Co.                       171,580      2,285,446
                                                               -----------
                                             Airlines Total      2,285,446

   COMMERCIAL SERVICES & SUPPLIES - 2.4%
       Allied Waste Industries, Inc. (a)            288,650      2,303,427
       ARAMARK Corp., Class B                        90,900      2,483,388
       Cintas Corp.                                  45,520      1,877,700
       Waste Management, Inc.                        31,085        852,662
                                                               -----------
                       Commercial Services & Supplies Total      7,517,177

   CONSTRUCTION & ENGINEERING - 0.3%
       Jacobs Engineering Group, Inc. (a)            14,908        930,259
                                                               -----------
                           Construction & Engineering Total        930,259

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

   INDUSTRIAL CONGLOMERATES - 0.9%
       Tyco International Ltd.                      101,300      2,819,179
                                                               -----------
                             Industrial Conglomerates Total      2,819,179

   MACHINERY - 0.9%
       Dover Corp.                                   66,215      2,694,950
                                                               -----------
                                            Machinery Total      2,694,950

   ROAD & RAIL - 0.5%
       Union Pacific Corp.                           24,460      1,669,884
                                                               -----------
                                          Road & Rail Total      1,669,884
                                                               -----------
                                          INDUSTRIALS TOTAL     22,132,574

INFORMATION TECHNOLOGY - 12.7%

   COMMUNICATIONS EQUIPMENT - 2.7%
       Avaya, Inc. (a)                              175,300      1,788,060
       Cisco Systems, Inc. (a)                      158,650      2,795,413
       Corning, Inc. (a)                            103,880      2,073,445
       Nortel Networks Corp. (a)                    615,700      1,871,728
                                                               -----------
                             Communications Equipment Total      8,528,646

   COMPUTERS & PERIPHERALS - 2.4%
       Dell, Inc. (a)                                40,162      1,429,767
       Hewlett-Packard Co.                           87,250      2,422,060
       International Business Machines Corp.         23,930      1,929,237
       SanDisk Corp. (a)                             45,340      1,760,552
                                                               -----------
                              Computers & Peripherals Total      7,541,616

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
       Agilent Technologies, Inc. (a)                70,920      2,280,787
       Celestica, Inc. (a)                          148,750      1,774,588
       Symbol Technologies, Inc.                     57,212        525,206
                                                               -----------
                   Electronic Equipment & Instruments Total      4,580,581

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
       ATI Technologies, Inc. (a)                   230,700      2,809,926
       Broadcom Corp., Class A (a)                   58,820      2,558,670
       Intel Corp.                                  103,750      2,668,450
       Linear Technology Corp.                       60,300      2,287,179
                                                               -----------
             Semiconductors & Semiconductor Equipment Total     10,324,225

   SOFTWARE - 2.8%
       Electronic Arts, Inc. (a)                     20,460      1,171,949
       Microsoft Corp.                              205,790      5,638,646
       Oracle Corp. (a)                             163,675      2,122,864
                                                               -----------
                                             Software Total      8,933,459
                                                               -----------
                               INFORMATION TECHNOLOGY TOTAL     39,908,527

MATERIALS - 3.0%

   CHEMICALS - 0.3%
       Cytec Industries, Inc.                        23,100      1,099,560
                                                               -----------
                                            Chemicals Total      1,099,560

74 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

MATERIALS - (CONTINUED)

   CONTAINERS & PACKAGING - 1.3%
       Sealed Air Corp. (a)                          31,160      1,581,370
       Smurfit-Stone Container Corp. (a)            237,000      2,616,480
                                                               -----------
                               Containers & Packaging Total      4,197,850

   METALS & MINING - 1.4%
       Alcoa, Inc.                                   79,880      2,139,985
       Mittal Steel Co. NV, Class A                  74,893      2,108,238
                                                               -----------
                                      Metals & Mining Total      4,248,223
                                                               -----------
                                            MATERIALS TOTAL      9,545,633

TELECOMMUNICATION SERVICES - 2.2%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
       CenturyTel, Inc.                              31,730      1,139,107
       Qwest Communications
          International, Inc. (a)                   446,490      1,741,311
       Sprint Nextel Corp.                           78,978      2,047,901
       Telefonos de Mexico SA de CV, ADR             95,600      1,835,520
                                                               -----------
               Diversified Telecommunication Services Total      6,763,839
                                                               -----------
                           TELECOMMUNICATION SERVICES TOTAL      6,763,839

                                        Total Common Stocks
                                     (cost of $167,835,308)    185,413,381

MORTGAGE-BACKED SECURITIES - 13.2%                  PAR ($)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 7.7%
       Federal Home Loan Mortgage Corp.
         4.000% 09/15/15                          6,220,000      6,159,174
         4.000% 10/15/18                          3,600,000      3,442,445
         4.000% 10/15/26                          5,300,000      5,258,483
         4.500% 03/15/18                          2,920,000      2,911,459
         4.500% 10/15/18                          1,840,000      1,845,706
         4.500% 02/15/27                            630,000        628,559
         4.500% 07/15/27                          1,312,012      1,309,012
         4.500% 08/15/28                            720,000        712,566
         6.500% 11/15/30                            381,399        384,743
       Federal National Mortgage Association
         4.500% 11/25/14                            630,000        632,546
         6.500% 07/25/30                            680,300        682,422
                                                               -----------
                                    AGENCY COLLATERALIZED
                               MORTGAGE OBLIGATIONS TOTAL       23,967,115

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 5.5%
       Federal Home Loan Mortgage Corp.
         5.500% 12/01/18                          1,472,720      1,505,509
         5.500% 07/01/19                            418,798        428,071
         5.500% 08/01/35                          1,830,000      1,850,857
         6.000% 03/01/17                            144,132        148,717
         6.000% 04/01/17                            858,470        885,780
         6.000% 05/01/17                            412,883        426,018
         6.000% 08/01/17                            277,864        286,703
         6.500% 08/01/32                            261,968        271,231
       Federal National Mortgage Association
         5.000% 07/01/18                            104,667        105,515
         5.000% 08/01/18                          1,704,586      1,718,021
         5.000% 10/01/18                            841,513        848,145
         5.000% 05/01/20                          1,914,930      1,929,433
         5.000% 06/01/20                            900,186        907,003
         5.000% 07/01/20                          4,802,384      4,838,755
         5.831% 07/01/32 (b)                        756,430        762,226
       Government National Mortgage Association
         7.000% 10/15/31                            125,433        131,988
         7.000% 04/15/32                            129,921        136,698
         7.000% 05/15/32                            146,818        154,477
                                                               -----------
                           MORTGAGE-BACKED SECURITIES TOTAL     17,335,147

                           Total Mortgage-Backed Securities
                                      (cost of $41,004,276)     41,302,262

CORPORATE FIXED-INCOME BONDS & NOTES - 12.8%

BASIC MATERIALS - 0.3%

   CHEMICALS - 0.1%
       Airgas, Inc.
          9.125% 10/01/11                            75,000         81,000
       EquiStar Chemicals LP
          10.125% 09/01/08                           25,000         27,531
          10.625% 05/01/11                           25,000         27,688
       Nalco Co.
         7.750% 11/15/11                             25,000         26,250
                                                               -----------
                                            Chemicals Total        162,469

   FOREST PRODUCTS & PAPER - 0.0%
       Boise Cascade LLC
         7.125% 10/15/14                             95,000         93,100
                                                               -----------
                              Forest Products & Paper Total         93,100

   IRON/STEEL - 0.0%
       Russel Metals, Inc.
         6.375% 03/01/14                             65,000         62,563
                                                               -----------
                                           Iron/Steel Total         62,563

   METALS & MINING - 0.2%
       Alcan, Inc.
         4.500% 05/15/13                            500,000        489,865
                                                               -----------
                                      Metals & Mining Total        489,865
                                                               -----------
                                      BASIC MATERIALS TOTAL        807,997

                            See Accompanying Notes to Financial Statements. | 75

________________________________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

COMMUNICATIONS - 1.5%

   ADVERTISING - 0.1%
       Lamar Media Corp.
         7.250% 01/01/13                            175,000        184,188
                                                               -----------
                                          Advertising Total        184,188

   MEDIA - 0.5%
       Comcast Corp.
          7.050% 03/15/33                           375,000        438,004
       Dex Media West LLC
          5.875% 11/15/11                            30,000         29,400
       DirecTV Holdings LLC
          8.375% 03/15/13                            96,000        105,360
       EchoStar DBS Corp.
          5.750% 10/01/08                            90,000         89,100
          6.625% 10/01/14                            85,000         84,256
       Emmis Operating Co.
          6.875% 05/15/12                            35,000         35,175
       LIN Television Corp.
          6.500% 05/15/13                            50,000         47,750
       R.H. Donnelley Finance Corp.
          10.875% 12/15/12 (c)                      115,000        132,825
       Rogers Cable, Inc.
          7.875% 05/01/12                           100,000        108,625
       Time Warner, Inc.
          6.625% 05/15/29                           425,000        462,387
                                                               -----------
                                                Media Total      1,532,882

   TELECOMMUNICATION SERVICES - 0.9%
       Cingular Wireless Services, Inc.
          8.750% 03/01/31                           250,000        352,775
       Deutsche Telekom International
          Finance BV
          8.500% 06/15/10                           525,000        601,408
       Nextel Communications, Inc.
          7.375% 08/01/15                           175,000        188,781
       Rogers Wireless, Inc.
          7.500% 03/15/15                            15,000         16,350
          8.000% 12/15/12                            30,000         32,100
       Sprint Capital Corp.
          6.875% 11/15/28                           450,000        519,543
       Verizon Global Funding Corp.
          7.750% 12/01/30                           700,000        901,033
       Vodafone Group PLC
          7.750% 02/15/10                           350,000        396,533
                                                               -----------
                           Telecommunication Services Total      3,008,523
                                                               -----------
                                       COMMUNICATIONS TOTAL      4,725,593

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CONSUMER CYCLICAL - 0.8%

   AUTO MANUFACTURERS - 0.1%
       DaimlerChrysler NA Holding Corp.
          8.500% 01/18/31                           230,000        288,864
                                                               -----------
                                   Auto Manufacturers Total        288,864

   ENTERTAINMENT - 0.1%
       Cinemark USA, Inc.
          9.000% 02/01/13                            95,000        100,700
       Speedway Motorsports, Inc.
          6.750% 06/01/13                            96,000         99,360
       Warner Music Group
          7.375% 04/15/14                            60,000         61,050
                                                               -----------
                                        Entertainment Total        261,110

   HOME BUILDERS - 0.0%
       K. Hovnanian Enterprises, Inc.
          6.000% 01/15/10                            25,000         24,437
          6.375% 12/15/14                            30,000         29,400
          6.500% 01/15/14                             5,000          4,938
       KB Home
          8.625% 12/15/08                            75,000         81,000
                                                               -----------
                                        Home Builders Total        139,775

   LEISURE TIME - 0.1%
       Royal Caribbean Cruises Ltd.
          6.750% 03/15/08                            45,000         46,463
          6.875% 12/01/13                            50,000         53,250
          8.750% 02/02/11                            55,000         62,425
                                                               -----------
                                         Leisure Time Total        162,138

   LODGING - 0.2%
       Caesars Entertainment, Inc.
          7.875% 03/15/10                            45,000         49,669
          8.875% 09/15/08                            15,000         16,556
          9.375% 02/15/07                            35,000         37,144
       Kerzner International Ltd.
          8.875% 08/15/11                            75,000         80,063
       MGM Mirage
          6.000% 10/01/09                            45,000         45,000
          8.500% 09/15/10                            30,000         33,000
       Starwood Hotels & Resorts
          Worldwide, Inc.
          7.375% 05/01/07                           150,000        155,437
       Station Casinos, Inc.
          6.875% 03/01/16                           165,000        168,712
       Wynn Las Vegas LLC
          6.625% 12/01/14                            70,000         67,988
                                                               -----------
                                              Lodging Total        653,569

   RETAIL - 0.3%
       AutoNation, Inc.
          9.000% 08/01/08                           100,000        110,750
       Couche-Tard
          7.500% 12/15/13                           125,000        130,000

76 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   RETAIL - (CONTINUED)
       Domino's, Inc.
          8.250% 07/01/11                            30,000         32,100
       Group 1 Automotive, Inc.
          8.250% 08/15/13                            50,000         51,250
       Lowe's Companies, Inc.
          6.500% 03/15/29                           700,000        819,693
       Suburban Propane Partners LP
          6.875% 12/15/13                            45,000         43,537
                                                               -----------
                                               Retail Total      1,187,330
                                                               -----------
                                    CONSUMER CYCLICAL TOTAL      2,692,786

CONSUMER NON-CYCLICAL - 1.1%

   BEVERAGES - 0.4%
       Bottling Group LLC
          2.450% 10/16/06                           700,000        687,666
       Constellation Brands, Inc.
          8.000% 02/15/08                           175,000        184,187
       Cott Beverages, Inc.
          8.000% 12/15/11                           175,000        184,188
                                                               -----------
                                            Beverages Total      1,056,041

   COMMERCIAL SERVICES - 0.1%
       Corrections Corp. of America
          6.250% 03/15/13                            25,000         24,688
          7.500% 05/01/11                           100,000        103,000
       Iron Mountain, Inc.
          7.750% 01/15/15                           150,000        153,750
       United Rentals, Inc.
          7.750% 11/15/13                            45,000         43,875
                                                               -----------
                                  Commercial Services Total        325,313

   FOOD - 0.3%
       Kroger Co.
          6.200% 06/15/12                           400,000        430,652
       Safeway, Inc.
          4.950% 08/16/10                           400,000        401,564
                                                               -----------
                                                 Food Total        832,216

   HEALTHCARE SERVICES - 0.3%
    Extendicare Health Services, Inc.
          6.875% 05/01/14                            30,000         29,550
          9.500% 07/01/10                            10,000         10,575
       Fisher Scientific International, Inc.
          6.750% 08/15/14                            55,000         57,475
       HCA, Inc.
          6.950% 05/01/12                           125,000        131,790
       Triad Hospitals, Inc.
          7.000% 05/15/12                            25,000         25,875
       WellPoint, Inc.
          6.800% 08/01/12                           600,000        675,864
                                                               -----------
                                  Healthcare Services Total        931,129

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
   HOUSEHOLD PRODUCTS/WARES - 0.0%
       Scotts Co.
          6.625% 11/15/13                            70,000         72,100
                                                               -----------
                             Household Products/Wares Total         72,100

   PHARMACEUTICALS - 0.0%
       AmerisourceBergen Corp.
          8.125% 09/01/08                            60,000         65,700
       Omnicare, Inc.
          8.125% 03/15/11                            45,000         47,025
                                                               -----------
                                      Pharmaceuticals Total        112,725
                                                               -----------
                                CONSUMER NON-CYCLICAL TOTAL      3,329,524

ENERGY - 1.0%

   COAL - 0.1%
       Arch Western Finance LLC
          6.750% 07/01/13                           155,000        158,487
       Peabody Energy Corp.
         6.875% 03/15/13                            170,000        177,225
                                                               -----------
                                                 Coal Total        335,712

   OIL & GAS - 0.8%
       Chesapeake Energy Corp.
          6.375% 06/15/15                            15,000         15,263
          7.500% 09/15/13                           145,000        156,237
       Devon Energy Corp.
          7.950% 04/15/32                           375,000        498,810
       Marathon Oil Corp.
          6.800% 03/15/32                           600,000        712,128
       Newfield Exploration Co.
          6.625% 09/01/14                           130,000        135,850
       Occidental Petroleum Corp.
          4.250% 03/15/10                           775,000        770,916
       Plains Exploration & Production Co.
          7.125% 06/15/14                            90,000         96,075
       Pogo Producing Co.
          8.250% 04/15/11                            20,000         21,100
       Pride International, Inc.
          7.375% 07/15/14                           110,000        118,800
       Vintage Petroleum, Inc.
          7.875% 05/15/11                           100,000        105,000
                                                               -----------
                                            Oil & Gas Total      2,630,179

   OIL & GAS SERVICES - 0.0%
       Hornbeck Offshore Services, Inc.
          6.125% 12/01/14                            50,000         50,125
       Universal Compression, Inc.
          7.250% 05/15/10                            95,000         99,275
                                                               -----------
                                   Oil & Gas Services Total        149,400

                            See Accompanying Notes to Financial Statements. | 77

________________________________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

ENERGY - (CONTINUED)

   PIPELINES - 0.1%
       MarkWest Energy Partners LP
          6.875% 11/01/14 (c)                        45,000         45,338
       Williams Companies, Inc.
          7.125% 09/01/11                            15,000         15,900
          8.125% 03/15/12                            85,000         94,775
                                                               -----------
                                            Pipelines Total        156,013
                                                               -----------
                                               ENERGY TOTAL      3,271,304

FINANCIALS - 4.6%

   BANKS - 0.9%
       Marshall & Ilsley Corp.
          4.375% 08/01/09                           700,000        702,856
       US Bank NA
          6.375% 08/01/11                           600,000        660,168
       Wachovia Corp.
          4.875% 02/15/14                           300,000        302,628
       Wells Fargo & Co.
          3.419% 03/10/08 (b)                     1,200,000      1,200,180
                                                               -----------
                                                Banks Total      2,865,832

   DIVERSIFIED FINANCIAL SERVICES - 2.9%
       American General Finance Corp.
          5.375% 09/01/09                           475,000        490,020
       Capital One Bank
          4.875% 05/15/08                           325,000        329,134
       CIT Group, Inc.
          4.125% 02/21/06                           575,000        575,023
       Citigroup, Inc.
          5.000% 09/15/14                         1,450,000      1,490,542
       Countrywide Home Loans, Inc.
          2.875% 02/15/07                           600,000        587,862
       Goldman Sachs Group, Inc.
          6.345% 02/15/34                           745,000        805,777
       Household Finance Corp.
          6.400% 06/17/08                           650,000        684,378
       JPMorgan Chase Capital XV
          5.875% 03/15/35                           800,000        815,464
       Lehman Brothers Holdings, Inc.
          4.000% 01/22/08                           800,000        795,736
       Merrill Lynch & Co., Inc.
          4.125% 01/15/09                         1,000,000        992,090
       Morgan Stanley
          4.750% 04/01/14                           400,000        395,624
       SLM Corp.
          5.125% 08/27/12                           990,000      1,020,739
                                                               -----------
                       Diversified Financial Services Total      8,982,389

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

INSURANCE - 0.4%
       Allstate Financial Global Funding II
          2.625% 10/22/06 (c)                       700,000        687,085
       Genworth Financial, Inc.
          4.750% 06/15/09                           650,000        656,006
                                                               -----------
                                            Insurance Total      1,343,091

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
       Health Care Property Investors, Inc.
          6.450% 06/25/12                           500,000        537,525
       iStar Financial, Inc.
          5.125% 04/01/11                            25,000         24,922
       Series B,
          7.000% 03/15/08                            25,000         26,271
                                                               -----------
                Real Estate Investment Trusts (REITs) Total        588,718

SAVINGS & LOANS - 0.2%
       Washington Mutual, Inc.
          4.200% 01/15/10                           700,000        692,573
                                                               -----------
                                      Savings & Loans Total        692,573
                                                               -----------
                                           FINANCIALS TOTAL     14,472,603

INDUSTRIALS - 2.1%

   AEROSPACE & DEFENSE - 0.5%
       L-3 Communications Corp.
          6.125% 07/15/13                             5,000          5,050
          7.625% 06/15/12                           170,000        180,200
       Lockheed Martin Corp.
          8.500% 12/01/29                           450,000        646,902
       TransDigm, Inc.
          8.375% 07/15/11                           125,000        132,188
       United Technologies Corp.
          6.500% 06/01/09                           750,000        807,412
                                                               -----------
                                  Aerospace & Defense Total      1,771,752

   AUTO MANUFACTURERS - 0.3%
       Ford Motor Credit Co.
          7.375% 10/28/09                           855,000        851,152
                                                               -----------
                                   Auto Manufacturers Total        851,152

   ENVIRONMENTAL CONTROL - 0.2%
       Allied Waste North America, Inc.
          6.375% 04/15/11                            75,000         72,188
       Waste Management, Inc.
          7.375% 08/01/10                           450,000        501,732
                                                               -----------
                                Environmental Control Total        573,920

   HAND/MACHINE TOOLS - 0.0%
       Kennametal, Inc.
          7.200% 06/15/12                            85,000         94,147
                                                               -----------
                                   Hand/Machine Tools Total         94,147

78 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   MACHINERY-DIVERSIFIED - 0.1%
       Westinghouse Air Brake
          Technologies Corp.
          6.875% 07/31/13                           155,000        160,425
                                                               -----------
                                Machinery-Diversified Total        160,425

   MISCELLANEOUS MANUFACTURING - 0.4%
       General Electric Co.
          5.000% 02/01/13                         1,250,000      1,282,787
                                                               -----------
                          Miscellaneous Manufacturing Total      1,282,787

   PACKAGING & CONTAINERS - 0.2%
       Ball Corp.
          7.750% 08/01/06                           175,000        178,937
       Jefferson Smurfit Corp.
          8.250% 10/01/12                            55,000         54,587
       Owens-Illinois, Inc.
          7.500% 05/15/10                            90,000         93,150
       Silgan Holdings, Inc.
          6.750% 11/15/13                           140,000        142,975
       Smurfit-Stone Container Corp.
          8.375% 07/01/12                            25,000         24,938
       Stone Container Finance
          7.375% 07/15/14                            35,000         33,163
                                                               -----------
                               Packaging & Containers Total        527,750

   TRANSPORTATION - 0.4%
       Canadian National Railway Co.
          7.195% 01/02/16                           495,302        591,128
       Offshore Logistics, Inc.
          6.125% 06/15/13                           105,000        102,900
       Teekay Shipping Corp.
          8.875% 07/15/11                            60,000         68,775
       Union Pacific Corp.
          3.875% 02/15/09                           500,000        491,230
                                                               -----------
                                       Transportation Total      1,254,033
                                                               -----------
                                          INDUSTRIALS TOTAL      6,515,966

TECHNOLOGY - 0.2%

   COMPUTERS - 0.2%
       International Business Machines Corp.
          5.875% 11/29/32                           500,000        558,380
                                                               -----------
                                            Computers Total        558,380

   SEMICONDUCTORS - 0.0%
       Freescale Semiconductor, Inc.
          6.875% 07/15/11                           135,000        141,750
                                                               -----------
                                       Semiconductors Total        141,750
                                                               -----------
                                           TECHNOLOGY TOTAL        700,130

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

UTILITIES - 1.2%

   ELECTRIC - 0.8%
       AES Corp.
          7.750% 03/01/14                            70,000         75,775
       CenterPoint Energy Houston
          Electric LLC
          5.750% 01/15/14                           500,000        533,510
       Exelon Generation Co.
          6.950% 06/15/11                           500,000        557,090
       Nevada Power Co.
          5.875% 01/15/15 (c)                        15,000         15,075
          6.500% 04/15/12                            30,000         30,900
       NorthWestern Corp.
          5.875% 11/01/14 (c)                         5,000          5,125
       Scottish Power PLC
          4.910% 03/15/10                           725,000        733,504
       Virginia Electric & Power Co.
          5.375% 02/01/07                           700,000        709,450
                                                               -----------
                                             Electric Total      2,660,429

   GAS - 0.4%
       Kinder Morgan Energy
          Partners LP
          7.300% 08/15/33                           600,000        732,564
       Sempra Energy
          4.750% 05/15/09                           375,000        376,620
                                                               -----------
                                                  Gas Total      1,109,184
                                                               -----------
                                            UTILITIES TOTAL      3,769,613

                 Total Corporate Fixed-Income Bonds & Notes
                                      (cost of $38,838,016)     40,285,516

GOVERNMENT AGENCIES & OBLIGATIONS - 6.4%

FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
       Province of Ontario
          3.500% 09/17/07                         1,000,000        988,100
       Province of Quebec
          6.500% 01/17/06                         1,100,000      1,110,780
       Republic of Italy
          2.500% 03/31/06                         1,300,000      1,287,689
       United Mexican States
          7.500% 04/08/33                           250,000        292,500
                                                               -----------
                       FOREIGN GOVERNMENT OBLIGATIONS TOTAL      3,679,069

U.S.GOVERNMENT AGENCIES & OBLIGATIONS - 5.2%
       Federal Home Loan Bank
          3.000% 05/15/06                           250,000        248,415
       U.S. Treasury Bond
          6.250% 08/15/23                         4,380,000      5,427,437
       U.S. Treasury Inflation
          Index Note
          3.625% 01/15/08                         3,033,853      3,217,426

                            See Accompanying Notes to Financial Statements. | 79

________________________________________________________________________________
AUGUST 31, 2005                                           COLUMBIA BALANCED FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

GOVERNMENT AGENCIES & OBLIGATIONS - (CONTINUED)

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - (CONTINUED)
       U.S. Treasury Note
         4.250% 11/15/13                          7,460,000      7,592,296
                                                               -----------
                                 U.S. GOVERNMENT AGENCIES &
                                          OBLIGATIONS TOTAL     16,485,574

                    Total Government Agencies & Obligations
                                      (cost of $20,025,987)     20,164,643

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.6%

       Bear Stearns Asset Backed Securities, Inc.
          5.000% 01/25/34                         1,613,411      1,601,617
       Countrywide Alternative Loan Trust
          4.041% 03/25/34 (b)                     4,475,948      4,469,722
       SACO I, Inc.
          8.715% 09/25/24 (b)                        22,248         21,692
       Structured Asset Securities Corp.
          5.500% 07/25/33                         1,286,901      1,303,055
          5.500% 05/25/33                           862,220        858,081
                                                               -----------

                  Total Collateralized Mortgage Obligations
                                       (cost of $8,274,690)      8,254,167

ASSET-BACKED SECURITIES - 1.7%

       Cityscape Home Equity Loan Trust
          7.410% 05/25/28                           416,187        415,534
          7.940% 10/25/18                           611,069        609,920
       Federal Housing Administration
          9.125% 03/25/33                         1,532,181      1,533,713
       First Alliance Mortgage Loan Trust
          7.340% 06/20/27                           137,578        137,552
       IMC Home Equity Loan Trust
          7.310% 11/20/28                         1,329,359      1,328,747
          7.520% 08/20/28                           665,720        664,908
       Salomon Brothers Mortgage
          Securities VII
          7.150% 06/25/28                           650,413        645,340
                                                               -----------

                              Total Asset-Backed Securities
                                       (cost of $5,360,122)      5,335,714

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.5%

       Nationslink Funding Corp.
          6.888% 11/10/30                         4,380,000      4,576,793
                                                               -----------
                Total Commercial Mortgage-Backed Securities
                                        (cost of $4,425,180)     4,576,793

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

SHORT-TERM OBLIGATION - 2.8%

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.430%, collateralized by a
       U.S. Treasury Note maturing 11/30/06,
       market value of $8,875,400 (repurchase
       proceeds $8,699,829)                       8,699,000      8,699,000
                                                               -----------

                                Total Short-Term Obligation
                                       (cost of $8,699,000)      8,699,000

                                 TOTAL INVESTMENTS - 100.0%
                                 (COST OF $294,462,579) (d)    314,031,476

                   OTHER ASSETS & LIABILITIES, NET - (0.0)%       (123,353)

                                        NET ASSETS - 100.0%    313,908,123

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b) The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2005.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities, which did not include any illiquid securities, amounted to $885,448, which represents 0.3% of net assets.

(d)   Cost for federal income tax purposes is $295,292,358.

      At August 31, 2005, the Fund held the following open short futures contracts:

                   NUMBER OF              AGGREGATE    EXPIRATION   UNREALIZED
      TYPE         CONTRACTS   VALUE      FACE VALUE      DATE     DEPRECIATION
      -------------------------------------------------------------------------
      2-Year U.S.
      Treasury
      Notes           35     $7,248,281   $7,242,812    Dec-2005     $(5,469)

      On August 31, 2005, cash of $16,000 was pledged as collateral for open futures contracts and was being held by the broker of the futures contracts.

      At August 31, 2005, the asset allocation of the Fund is as follows:

                                                              % OF
       ASSET ALLOCATION (UNAUDITED)                        NET ASSETS
       ---------------------------------------------------------------
       Common Stocks                                             59.0%
       Mortgage-Backed Securities                                13.2
       Corporate Fixed-Income Bonds & Notes                      12.8
       Government Agencies & Obligations                          6.4
       Collateralized Mortgage Obligations                        2.6
       Asset-Backed Securities                                    1.7
       Commercial Mortgage-Backed Securities                      1.5
       Short-Term Obligation                                      2.8
       Other Assets & Liabilities, Net                           (0.0)
                                                                -----
                                                                100.0%
                                                                =====

               ACRONYM                     NAME
               -------                     ----
                 ADR            American Depositary Receipt

80 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                    COLUMBIA SHORT TERM BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - 33.1%

COMMUNICATIONS - 3.6%

   MEDIA - 1.1%
       Jones Intercable, Inc.
          7.625% 04/15/08                         1,875,000      2,015,344
       Time Warner, Inc.
          6.125% 04/15/06                         2,460,000      2,487,208
                                                               -----------
                                                Media Total      4,502,552

   TELECOMMUNICATION SERVICES - 2.5%
       AT&T Wireless Services, Inc.
          7.500% 05/01/07                         1,970,000      2,070,785
       Deutsche Telekom International
          Finance BV
          8.500% 06/15/10                         1,450,000      1,661,033
       GTE Southwest, Inc.
          6.000% 01/15/06                         2,225,000      2,238,839
       SBC Communications, Inc.
          5.750% 05/02/06                         1,600,000      1,615,504
       Sprint Capital Corp.
          6.375% 05/01/09                         1,250,000      1,327,213
       Verizon Global Funding Corp.
          7.600% 03/15/07                           600,000        628,854
       Vodafone Group PLC
          7.750% 02/15/10                         1,100,000      1,246,245
                                                               -----------
                           Telecommunication Services Total     10,788,473
                                                               -----------
                                       COMMUNICATIONS TOTAL     15,291,025

CONSUMER CYCLICAL - 1.0%

   AUTO MANUFACTURERS - 0.3%
       DaimlerChrysler NA Holding Corp.
          4.750% 01/15/08                         1,275,000      1,277,282
                                                               -----------
                                   Auto Manufacturers Total      1,277,282
   RETAIL - 0.7%
       Lowe's Companies, Inc.
          7.500% 12/15/05                         1,675,000      1,689,941
       Target Corp.
          5.950% 05/15/06                         1,000,000      1,012,430
                                                               -----------
                                               Retail Total      2,702,371
                                                               -----------
                                    CONSUMER CYCLICAL TOTAL      3,979,653

CONSUMER NON-CYCLICAL - 3.4%

   BEVERAGES - 0.8%
       Bottling Group LLC
          2.450% 10/16/06                         2,300,000      2,259,474
       Coca-Cola Enterprises, Inc.
          5.750% 11/01/08                         1,275,000      1,330,552
                                                               -----------
                                            Beverages Total      3,590,026

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   COSMETICS/PERSONAL CARE - 0.2%
       Procter & Gamble Co.
          4.750% 06/15/07                           725,000        733,359
                                                               -----------
                              Cosmetics/Personal Care Total        733,359

   FOOD - 1.3%
       General Mills, Inc.
          2.625% 10/24/06                         1,800,000      1,768,590
       Kroger Co.
          7.650% 04/15/07                         1,585,000      1,665,391
       Safeway, Inc.
          4.950% 08/16/10                         1,900,000      1,907,429
                                                               -----------
                                                 Food Total      5,341,410

   HEALTHCARE SERVICES - 0.3%
       UnitedHealth Group, Inc.
          3.375% 08/15/07                         1,415,000      1,394,298
                                                               -----------
                                  Healthcare Services Total      1,394,298

   HOUSEHOLD PRODUCTS/WARES - 0.8%
       Fortune Brands, Inc.
          2.875% 12/01/06                         3,275,000      3,222,895
                                                               -----------
                             Household Products/Wares Total      3,222,895
                                                               -----------
                                CONSUMER NON-CYCLICAL TOTAL     14,281,988

ENERGY - 1.3%

   OIL & GAS - 1.3%
       ChevronTexaco Capital Co.
          3.500% 09/17/07                         1,850,000      1,830,482
       Devon Energy Corp.
          2.750% 08/01/06                         1,825,000      1,799,998
       Marathon Oil Corp.
          5.375% 06/01/07                         1,725,000      1,753,670
                                                               -----------
                                            Oil & Gas Total      5,384,150
                                                               -----------
                                               ENERGY TOTAL      5,384,150

FINANCIALS - 16.3%

   BANKS - 3.9%
       Fifth Third Bank
          2.700% 01/30/07                         2,075,000      2,033,438
       Marshall & Ilsley Corp.
          4.375% 08/01/09                         2,670,000      2,680,894
       US Bancorp
          3.125% 03/15/08                         3,250,000      3,164,330
       Wachovia Corp.
          3.500% 08/15/08                         3,720,000      3,644,893
       Wells Fargo & Co.
          3.419% 03/10/08(a)                      5,000,000      5,000,750
                                                               -----------
                                                Banks Total     16,524,305

                            See Accompanying Notes to Financial Statements. | 81

________________________________________________________________________________
AUGUST 31, 2005                                    COLUMBIA SHORT TERM BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   DIVERSIFIED FINANCIAL SERVICES - 9.8%
       American Express Credit Corp.
          3.000% 05/16/08                         2,500,000      2,423,200
       American General Finance Corp.
          3.000% 11/15/06                         3,000,000      2,958,930
       Bear Stearns Companies, Inc.
          6.500% 05/01/06                         1,100,000      1,115,664
       Capital One Bank
          4.875% 05/15/08                         1,300,000      1,316,536
       CIT Group, Inc.
          4.125% 02/21/06                         1,700,000      1,700,068
       Citigroup, Inc.
          6.750% 12/01/05                         2,700,000      2,719,089
       Countrywide Home Loans, Inc.
          2.875% 02/15/07                           500,000        489,885
       Credit Suisse First Boston USA, Inc.
          4.875% 08/15/10                         1,480,000      1,503,695
       Goldman Sachs Group, Inc.
          4.125% 01/15/08                         2,560,000      2,553,549
       Household Finance Corp.
          6.400% 06/17/08                         3,225,000      3,395,570
       JPMorgan Chase & Co.
          3.800% 10/02/09                         2,500,000      2,449,175
       Lehman Brothers Holdings, Inc.
          4.000% 01/22/08                         2,500,000      2,486,675
       Merrill Lynch & Co., Inc.
          4.125% 01/15/09                         2,500,000      2,480,225
       Morgan Stanley
          3.875% 01/15/09                         2,400,000      2,365,632
       Pitney Bowes Credit Corp.
          5.750% 08/15/08                         1,525,000      1,587,312
       Security Capital Group, Inc.
          7.150% 06/15/07                         6,315,000      6,617,046
       USA Education, Inc.
          5.625% 04/10/07                         3,000,000      3,065,790
                                                               -----------
                       Diversified Financial Services Total     41,228,041

   INSURANCE - 1.0%
       Allstate Financial Global Funding II
          2.625% 10/22/06(b)                      2,450,000      2,404,798
       Genworth Financial, Inc.
          4.750% 06/15/09                         2,010,000      2,028,572
                                                               -----------
                                            Insurance Total      4,433,370

   REAL ESTATE INVESTMENT TRUSTS - 0.5%
       Health Care Property Investors, Inc.
          7.500% 01/15/07                         1,875,000      1,947,506
                                                               -----------
                        Real Estate Investment Trusts Total      1,947,506

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   SAVINGS & LOANS - 1.1%
       Washington Mutual, Inc.
          4.200% 01/15/10                         2,855,000      2,824,708
       World Savings Bank
          4.125% 03/10/08                         2,000,000      1,995,200
                                                               -----------
                                      Savings & Loans Total      4,819,908
                                                               -----------
                                           FINANCIALS TOTAL     68,953,130

INDUSTRIALS - 4.4%

   AEROSPACE & DEFENSE - 1.0%
       Boeing Co.
          8.100% 11/15/06                         1,820,000      1,904,612
       United Technologies Corp.
          4.875% 11/01/06                         2,475,000      2,486,558
                                                               -----------
                                  Aerospace & Defense Total      4,391,170

   AUTO MANUFACTURERS - 0.6%
       Ford Motor Credit Co.
          7.375% 10/28/09                         2,760,000      2,747,580
                                                               -----------
                                   Auto Manufacturers Total      2,747,580

   ENVIRONMENTAL CONTROL - 0.4%
       USA Waste Services, Inc.
          7.125% 10/01/07                         1,430,000      1,506,891
                                                               -----------
                                Environmental Control Total      1,506,891
   MACHINERY - 1.0%
       Caterpillar Financial Services Corp.
          3.625% 11/15/07                         1,850,000      1,826,098
       John Deere Capital Corp.
          4.625% 04/15/09                         2,200,000      2,217,028
                                                               -----------
                                            Machinery Total      4,043,126

   MISCELLANEOUS MANUFACTURING - 0.4%
       Honeywell International, Inc.
          5.125% 11/01/06                         1,620,000      1,638,322
                                                               -----------
                          Miscellaneous Manufacturing Total      1,638,322

   TRANSPORTATION - 1.0%
       Canadian National Railway Co.
          6.450% 07/15/06(a)                        910,000        927,199
       CSX Corp.
          6.750% 03/15/11                         1,450,000      1,598,103
       Union Pacific Corp.
          3.875% 02/15/09                         1,825,000      1,792,990
                                                               -----------
                                       Transportation Total      4,318,292
                                                               -----------
                                          INDUSTRIALS TOTAL     18,645,381

82 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                    COLUMBIA SHORT TERM BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

TECHNOLOGY - 0.6%

   COMPUTERS - 0.6%
       International Business Machines Corp.
          2.375% 11/01/06                         2,700,000      2,650,509
                                                               -----------
                                            Computers Total      2,650,509
                                                               -----------
                                           TECHNOLOGY TOTAL      2,650,509

UTILITIES - 2.5%

   ELECTRIC - 1.6%
       Exelon Generation Co.
          6.950% 06/15/11                         1,850,000      2,061,233
       Scottish Power PLC
          4.910% 03/15/10                         2,400,000      2,428,152
       Virginia Electric & Power Co.
          5.375% 02/01/07                         2,400,000      2,432,400
                                                               -----------
                                             Electric Total      6,921,785

   GAS - 0.9%
       Kinder Morgan Energy Partners LP
          6.750% 03/15/11                         2,200,000      2,409,638
       Sempra Energy
          4.750% 05/15/09                         1,150,000      1,154,968
                                                               -----------
                                                  Gas Total      3,564,606
                                                               -----------
                                            UTILITIES TOTAL     10,486,391

                 Total Corporate Fixed-Income Bonds & Notes
                                     (cost of $141,075,298)    139,672,227

MORTGAGE-BACKED SECURITIES - 21.3%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 8.2%
       Federal Home Loan Mortgage Corp.
          3.000% 06/15/09                         1,853,923      1,845,993
          4.000% 07/15/14                         6,750,000      6,703,229
          4.000% 09/15/15                         3,980,000      3,944,416
          4.000% 10/15/26                         7,670,000      7,609,918
          6.000% 06/15/31                           861,672        876,396
          7.000% 06/15/22                           194,063        193,737
          8.500% 09/15/06                            17,660         17,633
       Federal National Mortgage Association
          (c) 05/25/23                            1,295,000      1,033,249
          4.191% 09/25/18(a)                      1,909,479      1,910,596
          5.000% 04/25/31                         5,304,183      5,326,279
          6.000% 01/25/16                           113,452        113,388
          8.000% 10/25/06                             5,884          5,955
       Government National Mortgage Association
          3.500% 12/20/26                         3,937,197      3,915,465
          5.000% 05/16/27                           650,227        648,756
       Small Business Administration
          3.875% 06/25/22(a)                        517,824        517,708
                                                               -----------
                                      AGENCY COLLATERALIZED
                                 MORTGAGE OBLIGATIONS TOTAL     34,662,718

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 13.1%
       Federal Home Loan Mortgage Corp.
          4.000% 05/01/11                       5,458,831        5,365,227
          5.000% 09/01/19                       4,884,642        4,924,262
          5.000% 07/01/20                       1,744,001        1,758,059
          5.500% 05/01/17                         244,655          250,089
          5.500% 09/01/17                         871,921          891,289
          5.500% 12/01/17                       4,164,226        4,256,721
          5.500% 01/01/19                          20,344           20,794
          5.500% 07/01/19                         757,058          773,821
          6.000% 10/01/06                          57,658           58,178
          6.000% 03/01/17                         128,634          132,726
          6.000% 04/01/17                         127,468          131,523
          6.000% 08/01/17                         370,485          382,271
          7.000% 05/01/19                             415              420
          7.500% 09/01/15                         185,759          196,439
          8.500% 07/01/30                         105,301          114,632
       Federal National Mortgage Association
          4.500% 12/01/19                       3,679,552        3,651,620
          4.500% 01/01/20                       5,046,312        5,007,259
          4.500% 02/01/20                       3,865,245        3,835,331
          4.500% 04/01/20                       6,355,064        6,305,882
          4.500% 07/01/20                       1,479,030        1,467,584
          5.000% 08/01/19                         952,108          959,289
          5.000% 03/01/20                         979,853          987,274
          5.000% 04/01/20                       6,913,117        6,965,474
          5.000% 06/01/20                         782,770          788,699
          5.500% 02/01/18                       2,948,008        3,013,469
          6.000% 03/01/09                         301,706          306,645
          6.000% 05/01/09                          70,984           72,146
          6.000% 01/01/14                         149,599          154,491
          6.000% 02/01/17                         727,917          751,870
          6.000% 05/01/17                         311,047          321,282
          6.500% 03/01/12                          65,591           68,028
          6.500% 07/01/32                          32,683           33,847
          7.500% 08/01/15                         125,754          133,188
          8.000% 05/01/15                         159,108          170,463
          8.000% 08/01/30                          49,426           52,883
          8.000% 05/01/31                          56,097           60,020
          8.000% 07/01/31                          95,563          102,235
       Government National Mortgage Association
          6.500% 09/15/13                         125,712          131,081
          6.500% 03/15/32                           6,355            6,632
          6.500% 11/15/33                         624,833          652,052
          7.000% 11/15/13                         126,536          133,060
          7.000% 04/15/29                         148,773          156,610
          7.000% 08/15/29                           5,921            6,233
                                                               -----------
                         MORTGAGE-BACKED SECURITIES TOTAL       55,551,098

                         Total Mortgage-Backed Securities
                                    (cost of $90,398,419)       90,213,816

                            See Accompanying Notes to Financial Statements. | 83

________________________________________________________________________________
AUGUST 31, 2005                                    COLUMBIA SHORT TERM BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%

       Bank of America Mortgage Securities
          5.250% 02/25/18 (d)                     1,499,444      1,496,161
       Bear Stearns Adjustable Rate
          Mortgage Trust
          3.515% 06/25/34 (a)                     3,583,400      3,520,296
       Countrywide Alternative Loan Trust
          4.041% 03/25/34 (a)                     1,306,413      1,304,596
       Countrywide Home Loan
          Mortgage Pass Through Trust
          4.041% 08/25/18 (a)                     9,200,257      9,154,532
          4.141% 03/25/34 (a)                     6,021,358      6,027,018
          5.000% 01/25/18                           473,255        472,082
       First Horizon Asset Securities, Inc.
          4.091% 06/25/18 (a)                     2,055,078      2,063,422
          4.141% 03/25/18 (a)                     5,896,975      5,926,283
       GMAC Mortgage Corporation
          Loan Trust
          4.141% 05/25/18 (a)                     3,901,793      3,904,602
       Ocwen Residential MBS Corp.
          7.000% 10/25/40 (b)                        63,041         63,166
       PNC Mortgage Securities Corp.
          (c) 04/28/27 (b)                            8,032          7,429
       Residential Accredit Loans, Inc.
          4.251% 07/25/32 (a)                       111,760        111,874
       Residential Asset Securitization Trust
          4.091% 02/25/34 (a)                     9,280,896      9,288,599
       Residential Funding Mortgage
          Securities I, Inc.
          4.041% 07/25/18 (a)                     8,461,515      8,473,700
       SACO I, Inc.
          7.000% 08/25/36 (b)                       486,744        486,890
       Sears Corp.
          8.500% 04/01/17                            66,715         66,782
       Structured Asset Securities Corp.
          5.500% 05/25/33                           431,110        429,041
          5.500% 07/25/33                           308,458        312,330
          5.750% 04/25/33                         3,275,170      3,271,790
       Washington Mutual Mortgage
          Securities Corp.
          4.141% 03/25/18 (a)                     3,589,783      3,608,055
          4.141% 06/25/18 (a)                     3,134,135      3,150,307
       Wells Fargo Mortgage-Backed
          Securities Trust
          5.250% 08/25/33                         5,246,513      5,266,082
                                                               -----------

                  Total Collateralized Mortgage Obligations
                                      (cost of $68,481,194)     68,405,037

                                                    PAR ($)      VALUE ($)
---------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 13.0%

       ABFS Mortgage Loan Trust
          4.428% 12/15/33                            90,074         86,503
       Advanta Mortgage Loan Trust
          7.750% 10/25/26                            15,383         15,427
       AmeriCredit Automobile
          Receivables Trust
          5.370% 06/12/08                           306,004        306,336
       Amresco Residential Securities
          Mortgage Loan Trust
          4.061% 06/25/27 (a)                        49,605         49,615
          4.121% 07/25/28 (a)                       186,097        187,727
       Bear Stearns Asset Backed
          Securities, Inc.
          3.751% 06/25/35 (a)                     8,717,293      8,719,996
       CIT Equipment Collateral
          2.200% 03/20/08                         2,688,273      2,653,038
       Cityscape Home Equity Loan Trust
          7.380% 07/25/28                           182,440        182,139
          7.410% 05/25/28                            46,763         46,689
       First Alliance Mortgage Loan Trust
          6.680% 06/25/25                           204,713        204,150
       First Franklin Mortgage Loan
          Asset Backed Certificates
          3.841% 03/25/25 (a)                     1,927,267      1,928,135
       Harley-Davidson Motorcycle Trust
          3.090% 06/15/10                         1,042,528      1,029,392
       IMC Home Equity Loan Trust
          7.080% 08/20/28                           104,935        104,752
          7.310% 11/20/28                           100,617        100,570
          7.500% 04/25/26                           595,394        602,533
          7.520% 08/20/28                           524,587        523,947
       KeyCorp Student Loan Trust
          3.960% 10/25/25 (a)                    12,080,000     12,171,325
          4.419% 01/27/23 (a)(b)                  3,069,949      3,091,776
       Morgan Stanley Dean Witter
          4.061% 11/25/32 (a)                       107,932        107,965
       Nissan Auto Receivables Owner Trust
          4.600% 09/17/07                           762,714        763,537
       Residential Asset Mortgage Products
          3.981% 09/25/33 (a)                     1,266,802      1,272,274
       Residential Funding Mortgage
          Securities II, Inc.
          3.931% 08/25/33 (a)                       108,229        108,424
       SLM Student Loan Trust
          4.139% 01/25/10 (a)                       642,760        642,987
          4.469% 07/25/11 (a)                     6,030,000      6,032,412
          4.590% 01/25/13 (a)                     8,950,000      9,210,729
       University Support Services, Inc.
          3.710% 09/20/15 (a)                       792,558        798,859
       WFS Financial Owner Trust
          2.810% 08/22/11                         4,000,000      3,920,080
                                                               -----------

                             Total Asset-Backed Securities
                                      (cost of $54,695,509)     54,861,317

84 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                    COLUMBIA SHORT TERM BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

GOVERNMENT AGENCIES & OBLIGATIONS - 11.2%

FOREIGN GOVERNMENT OBLIGATIONS - 2.2%
       Canadian Government Bond
          6.750% 08/28/06                         1,000,000      1,027,820
       Province of Ontario
          3.500% 09/17/07                         3,500,000      3,458,350
       Province of Quebec
          6.500% 01/17/06                         1,100,000      1,110,780
       Republic of Italy
          2.500% 03/31/06                         1,950,000      1,931,533
       United Mexican States
          4.625% 10/08/08                         2,000,000      2,004,000
                                                               -----------
                       FOREIGN GOVERNMENT OBLIGATIONS TOTAL      9,532,483

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 9.0%
       A.I.D. Morocco
          4.031% 05/01/23(a)                        450,000        446,985
       Federal Home Loan Bank
          3.000% 05/15/06(e)                        500,000        496,831
       U.S. Treasury Inflation Index Note
          3.625% 01/15/08                        16,969,111     17,995,879
       U.S. Treasury Note
          3.375% 10/15/09                        19,270,000     18,919,228
                                                               -----------
                                 U.S. GOVERNMENT AGENCIES &
                                          OBLIGATIONS TOTAL     37,858,923

                   Total Government Agencies & Obligations
                                      (cost of $47,846,324)     47,391,406

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.4%

       CS First Boston Mortgage
          Securities Corp.
          6.480% 05/17/40                         4,913,607      5,127,250
       LB-UBS Commercial Mortgage Trust
          5.642% 12/15/25                         1,981,406      2,026,404
       Nationslink Funding Corp.
          6.888% 11/10/30                         2,630,000      2,748,166
       Prudential Securities Secured
          Financing Corp.
          6.480% 11/01/31                         4,314,211      4,498,686
                                                               -----------

                Total Commercial Mortgage-Backed Securities
                                      (cost of $14,529,479)     14,400,506

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

SHORT-TERM OBLIGATION - 1.5%

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.430%, collateralized by a
       U.S. Treasury Bond maturing 08/15/13,
       market value of $6,420,219 (repurchase
       proceeds $6,291,599)                       6,291,000      6,291,000
                                                               -----------

                                Total Short-Term Obligation
                                       (cost of $6,291,000)      6,291,000

                                  TOTAL INVESTMENTS - 99.7%
                                 (COST OF $423,317,223) (f)    421,235,309

                     OTHER ASSETS & LIABILITIES, NET - 0.3%      1,279,682

                                        NET ASSETS - 100.0%    422,514,991

NOTES TO INVESTMENT PORTFOLIO:

(a) The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2005.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities, which did not include any illiquid securities, amounted to $6,054,059, which represents 1.4% of net assets.

(c)   Zero coupon bond.

(d)   Investments in affiliates during the year ended August 31, 2005:

      Security name:                     Bank of America Mortgage Securities
                                                   5.250% 02/25/18

      Par as of 08/31/04:                          $  2,252,966
      Par purchased:                               $         --
      Par sold:                                    $   (753,522)
      Par as of 08/31/05:                          $  1,499,444
      Net realized gain/loss:                      $         --
      Interest income earned:                      $     94,868
      Value at end of period:                      $  1,496,161

(e)   Security pledged as collateral for open futures contracts.

(f)   Cost for federal income tax purposes is $423,165,126.

      At August 31, 2005, the Fund held the following open short futures contract:

                 NUMBER OF             AGGREGATE   EXPIRATION   UNREALIZED
      TYPE       CONTRACTS   VALUE     FACE VALUE     DATE     DEPRECIATION
      ----------------------------------------------------------------------
      2-Year U.S.
      Treasury
      Notes         225   $46,596,094 $46,560,938   Dec-2005    $(35,156)

      At August 31, 2005, the asset allocation of the Fund is as follows:

                                                        % OF
       ASSET ALLOCATION (UNAUDITED)                  NET ASSETS
       ----------------------------------------------------------
       Corporate Fixed-Income Bonds & Notes                33.1%
       Mortgage-Backed Securities                          21.3
       Collateralized Mortgage Obligations                 16.2
       Asset-Backed Securities                             13.0
       Government Agencies & Obligations                   11.2
       Commercial Mortgage-Backed Securities                3.4
       Short-Term Obligation                                1.5
       Other Assets & Liabilities, Net                      0.3
                                                          -----
                                                          100.0%
                                                          =====

                            See Accompanying Notes to Financial Statements. | 85

INVESTMENT PORTFOLIO____________________________________________________________
AUGUST 31, 2005                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 39.4%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 20.8%
       Federal Home Loan Mortgage Corp.
          4.000% 09/15/15                         6,775,000      6,708,376
          4.000% 10/15/18                         9,300,000      8,892,984
          4.000% 10/15/26                         7,720,000      7,659,526
          4.500% 03/15/18                         5,090,000      5,075,112
          4.500% 10/15/18                         3,166,000      3,175,817
          4.500% 02/15/27                         2,050,000      2,045,312
          4.500% 07/15/27                         6,880,000      6,864,271
          4.500% 08/15/28                         2,430,000      2,404,911
          6.000% 06/15/31                         3,392,458      3,450,427
          6.500% 10/15/23                           510,000        540,278
          6.500% 11/15/30                           986,160        994,806
       Federal National Mortgage
          Association
          4.500% 11/25/14                         2,050,000      2,058,285
       Government National Mortgage
          Association
          4.500% 04/16/28                         2,090,000      2,092,853
                                                               -----------
                             AGENCY COLLATERALIZED MORTGAGE
                                          OBLIGATIONS TOTAL     51,962,958

MORTGAGE-BACKED SECURITIES - 18.6%
       Federal Home Loan Mortgage Corp.
          3.500% 10/01/18                         4,589,027      4,323,889
          5.500% 12/01/17                           356,514        364,433
          5.500% 12/01/18                         2,021,308      2,066,310
          5.500% 07/01/19                         1,640,539      1,676,864
          5.500% 09/01/34                         4,431,766      4,482,169
          5.500% 08/01/35                         4,856,000      4,911,344
          6.000% 05/01/17                         3,458,457      3,568,480
       Federal National Mortgage Association
          5.000% 03/01/18                         4,574,121      4,610,171
          5.000% 06/01/18                           587,147        591,775
          5.000% 07/01/18                         1,611,489      1,624,190
          5.000% 08/01/18                         2,494,412      2,514,071
          5.000% 10/01/18                         4,813,354      4,851,289
          5.000% 11/01/19                         1,575,919      1,588,130
          5.000% 12/01/19                           882,202        888,855
          5.000% 01/01/20                         1,660,177      1,672,750
          5.000% 05/01/20                         1,902,741      1,917,152
          5.000% 06/01/20                         2,680,247      2,700,546
          5.000% 07/01/20                           983,500        990,949
          5.950% 06/01/32(a)                         56,616         56,964
          6.089% 07/01/32(a)                        901,572        899,234
                                                               -----------
                           MORTGAGE-BACKED SECURITIES TOTAL     46,299,565

                           Total Mortgage-Backed Securities
                                      (cost of $97,627,100)     98,262,523

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - 33.9%

BASIC MATERIALS - 1.0%

   CHEMICALS - 0.1%
       Airgas, Inc.
          9.125% 10/01/11                           140,000        151,200
       EquiStar Chemicals LP
          10.125% 09/01/08                           25,000         27,531
          10.625% 05/01/11                          100,000        110,750
       Nalco Co.
          7.750% 11/15/11                            75,000         78,750
                                                               -----------
                                            Chemicals Total        368,231

  FOREST PRODUCTS & PAPER - 0.3%
       Boise Cascade LLC
          7.125% 10/15/14                           200,000        196,000
       International Paper Co.
          4.250% 01/15/09                           510,000        504,645
                                                               -----------
                              Forest Products & Paper Total        700,645

   IRON/STEEL - 0.1%
       Russel Metals, Inc.
          6.375% 03/01/14                           135,000        129,938
                                                               -----------
                                           Iron/Steel Total        129,938

   METALS & MINING - 0.5%
       Alcan, Inc.
          4.500% 05/15/13                         1,200,000      1,175,676
                                                               -----------
                                      Metals & Mining Total      1,175,676
                                                               -----------
                                      BASIC MATERIALS TOTAL      2,374,490

COMMUNICATIONS - 4.0%

   ADVERTISING - 0.1%
       Lamar Media Corp.
          7.250% 01/01/13                           225,000        236,813
                                                               -----------
                                          Advertising Total        236,813

   MEDIA - 1.4%
       Comcast Corp.
          7.050% 03/15/33                           870,000      1,016,168
       Dex Media West LLC
          5.875% 11/15/11                           170,000        166,600
       DirecTV Holdings LLC
          8.375% 03/15/13                           159,000        174,502
       EchoStar DBS Corp.
          5.750% 10/01/08                           270,000        267,300
          6.625% 10/01/14                            55,000         54,519
       Emmis Operating Co.
          6.875% 05/15/12                            75,000         75,375
       LIN Television Corp.
          6.500% 05/15/13                           200,000        191,000
       R.H. Donnelley Finance Corp.
          10.875% 12/15/12(b)                       145,000        167,475
          10.875% 12/15/12                           75,000         86,625

86 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

COMMUNICATIONS - (CONTINUED)

   MEDIA - (CONTINUED)
       Rogers Cable, Inc.
          7.875% 05/01/12                           255,000        276,994
       Time Warner, Inc.
          6.625% 05/15/29                           910,000        990,053
                                                               -----------
                                                Media Total      3,466,611

   TELECOMMUNICATION SERVICES - 2.5%
       Cingular Wireless Services, Inc.
          8.750% 03/01/31                           500,000        705,550
       Deutsche Telekom International
          Finance BV
          8.500% 06/15/10                           890,000      1,019,531
       Nextel Communications, Inc.
          7.375% 08/01/15                           350,000        377,562
       Rogers Wireless, Inc.
          7.500% 03/15/15                            30,000         32,700
          8.000% 12/15/12                            65,000         69,550
       Sprint Capital Corp.
          6.875% 11/15/28                           950,000      1,096,813
       Verizon Global Funding Corp.
          7.750% 12/01/30                         1,700,000      2,188,223
       Vodafone Group PLC
          7.750% 02/15/10                           700,000        793,065
                                                               -----------
                           Telecommunication Services Total      6,282,994
                                                               -----------
                                       COMMUNICATIONS TOTAL      9,986,418

CONSUMER CYCLICAL - 2.2%

   AUTO MANUFACTURERS - 0.3%
       DaimlerChrysler NA Holding Corp.
          8.500% 01/18/31                           500,000        627,965
                                                               -----------
                                   Auto Manufacturers Total        627,965
   ENTERTAINMENT - 0.2%
       Cinemark USA, Inc.
          9.000% 02/01/13                           185,000        196,100
       Speedway Motorsports, Inc.
          6.750% 06/01/13                           190,000        196,650
       Warner Music Group
          7.375% 04/15/14                           110,000        111,925
                                                               -----------
                                        Entertainment Total        504,675
   HOME BUILDERS - 0.1%
       K. Hovnanian Enterprises, Inc.
          6.000% 01/15/10                            40,000         39,100
          6.375% 12/15/14                            50,000         49,000
          6.500% 01/15/14                            30,000         29,625
       KB Home
          8.625% 12/15/08                           125,000        135,000
                                                               -----------
                                        Home Builders Total        252,725

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   LEISURE TIME - 0.1%
       Royal Caribbean Cruises Ltd.
          6.750% 03/15/08                            80,000         82,600
          6.875% 12/01/13                           100,000        106,500
          8.750% 02/02/11                           155,000        175,925
                                                               -----------
                                         Leisure Time Total        365,025

   LODGING - 0.5%
       Caesars Entertainment, Inc.
          7.875% 03/15/10                            90,000         99,337
          8.875% 09/15/08                            25,000         27,594
          9.375% 02/15/07                            70,000         74,288
       ITT Corp.
          6.750% 11/15/05                            70,000         70,263
       Kerzner International Ltd.
          8.875% 08/15/11                           150,000        160,125
       MGM Mirage
          6.000% 10/01/09                           265,000        265,000
          8.500% 09/15/10                            35,000         38,500
       Starwood Hotels & Resorts
          Worldwide, Inc.
          7.875% 05/01/12                           105,000        116,550
       Station Casinos, Inc.
          6.875% 03/01/16                           375,000        383,437
       Wynn Las Vegas LLC
          6.625% 12/01/14                           145,000        140,831
                                                               -----------
                                              Lodging Total      1,375,925

   RETAIL - 1.0%
       AutoNation, Inc.
          9.000% 08/01/08                           200,000        221,500
       Couche-Tard
          7.500% 12/15/13                           170,000        176,800
       Domino's, Inc.
          8.250% 07/01/11                            50,000         53,500
       Group 1 Automotive, Inc.
          8.250% 08/15/13                            80,000         82,000
       Lowe's Companies, Inc.
          6.500% 03/15/29                         1,510,000      1,768,195
       Suburban Propane Partners LP
          6.875% 12/15/13                           100,000         96,750
                                                               -----------
                                               Retail Total      2,398,745
                                                               -----------
                                    CONSUMER CYCLICAL TOTAL      5,525,060

CONSUMER NON-CYCLICAL - 3.9%

   BEVERAGES - 1.4%
       Anheuser-Busch Companies, Inc.
          5.750% 04/01/10                           530,000        556,638
       Constellation Brands, Inc.
          8.000% 02/15/08                           350,000        368,375
       Cott Beverages, Inc.
          8.000% 12/15/11                           345,000        363,112
       Pepsi Bottling Holdings, Inc.
          5.625% 02/17/09(b)                      2,050,000      2,134,829
                                                               -----------
                                            Beverages Total      3,422,954

                            See Accompanying Notes to Financial Statements. | 87

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   COMMERCIAL SERVICES - 0.2%
       Corrections Corp. of America
          6.250% 03/15/13                            65,000         64,188
          7.500% 05/01/11                           210,000        216,300
       Iron Mountain, Inc.
          8.625% 04/01/13                           255,000        267,750
       United Rentals, Inc.
          7.750% 11/15/13                            85,000         82,875
                                                               -----------
                                  Commercial Services Total        631,113

   FOOD - 1.1%
       General Mills, Inc.
          2.625% 10/24/06                           915,000        899,033
       Kroger Co.
          7.650% 04/15/07                           700,000        735,504
       Safeway, Inc.
          4.950% 08/16/10                         1,145,000      1,149,477
                                                               -----------
                                                 Food Total      2,784,014

   HEALTHCARE SERVICES - 1.0%
       Extendicare Health Services, Inc.
          6.875% 05/01/14                            65,000         64,025
          9.500% 07/01/10                            15,000         15,863
       Fisher Scientific International, Inc.
          6.750% 08/15/14                           115,000        120,175
       HCA, Inc.
          6.950% 05/01/12                           235,000        247,765
       Triad Hospitals, Inc.
          7.000% 05/15/12                           250,000        258,750
       UnitedHealth Group, Inc.
          3.375% 08/15/07                         1,000,000        985,370
       WellPoint, Inc.
          6.800% 08/01/12                           800,000        901,152
                                                               -----------
                                  Healthcare Services Total      2,593,100

   HOUSEHOLD PRODUCTS/WARES - 0.1%
       Scotts Co.
          6.625% 11/15/13                           175,000        180,250
                                                               -----------
                             Household Products/Wares Total        180,250

   PHARMACEUTICALS - 0.1%
       AmerisourceBergen Corp.
          8.125% 09/01/08                           115,000        125,925
       Omnicare, Inc.
          8.125% 03/15/11                            90,000         94,050
                                                               -----------
                                      Pharmaceuticals Total        219,975
                                                               -----------
                                CONSUMER NON-CYCLICAL TOTAL      9,831,406

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

ENERGY - 2.6%

   COAL - 0.2%
       Arch Western Finance LLC
          6.750% 07/01/13                           210,000        214,725
       Peabody Energy Corp.
          6.875% 03/15/13                           340,000        354,450
                                                               -----------
                                                 Coal Total        569,175

   OIL & GAS - 2.1%
       Chesapeake Energy Corp.
          6.375% 06/15/15                            65,000         66,138
          7.500% 09/15/13                           320,000        344,800
       Devon Energy Corp.
          7.950% 04/15/32                           775,000      1,030,874
       Marathon Oil Corp.
          6.800% 03/15/32                         1,000,000      1,186,880
       Newfield Exploration Co.
          6.625% 09/01/14                           240,000        250,800
       Occidental Petroleum Corp.
          4.250% 03/15/10                         1,825,000      1,815,382
       Plains Exploration & Production Co.
          7.125% 06/15/14                           170,000        181,475
       Pride International, Inc.
          7.375% 07/15/14                           205,000        221,400
       Vintage Petroleum, Inc.
          7.875% 05/15/11                           150,000        157,500
          8.250% 05/01/12                            25,000         26,875
                                                               -----------
                                            Oil & Gas Total      5,282,124

   OIL & GAS SERVICES - 0.1%
       Hornbeck Offshore Services, Inc.
          6.125% 12/01/14                           100,000        100,250
       Universal Compression, Inc.
          7.250% 05/15/10                           190,000        198,550
                                                               -----------
                                   Oil & Gas Services Total        298,800

   PIPELINES - 0.2%
       MarkWest Energy Partners LP
          6.875% 11/01/14(b)                         90,000         90,675
       Williams Companies, Inc.
          7.125% 09/01/11                            30,000         31,800
          8.125% 03/15/12                           195,000        217,425
                                                               -----------
                                            Pipelines Total        339,900
                                                               -----------
                                               ENERGY TOTAL      6,489,999

FINANCIALS - 11.2%

   BANKS - 2.9%
       Marshall & Ilsley Corp.
          4.375% 08/01/09                         1,330,000      1,335,427
       US Bank NA
          6.375% 08/01/11                         1,150,000      1,265,322
       Wachovia Corp.
          4.875% 02/15/14                         2,145,000      2,163,790

88 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   BANKS - (CONTINUED)
       Wells Fargo & Co.
          3.419% 03/10/08(a)                      2,400,000      2,400,360
                                                               -----------
                                                Banks Total      7,164,899

   DIVERSIFIED FINANCIAL SERVICES - 6.6%
       American General Finance Corp.
          5.375% 09/01/09                           850,000        876,877
       Capital One Bank
          4.875% 05/15/08                           725,000        734,222
       CIT Group, Inc.
          4.125% 02/21/06                         1,060,000      1,060,042
       Citigroup, Inc.
          5.000% 09/15/14                         2,655,000      2,729,234
       Countrywide Home Loans, Inc.
          2.875% 02/15/07                         1,000,000        979,770
       Goldman Sachs Group, Inc.
          6.345% 02/15/34                         1,550,000      1,676,449
       Household Finance Corp.
          6.400% 06/17/08                         1,850,000      1,947,846
       JPMorgan Chase Capital XV
          5.875% 03/15/35                         1,925,000      1,962,210
       Lehman Brothers Holdings, Inc.
          4.000% 01/22/08                         1,000,000        994,670
       Merrill Lynch & Co., Inc.
          4.125% 01/15/09                           885,000        878,000
       Morgan Stanley
          4.750% 04/01/14                           730,000        722,014
       SLM Corp.
          5.125% 08/27/12                         2,000,000      2,062,100
                                                               -----------
                       Diversified Financial Services Total     16,623,434

   INSURANCE - 1.2%
       Allstate Financial Global Funding II
          2.625% 10/22/06(b)                      1,500,000      1,472,325
       Genworth Financial, Inc.
          4.750% 06/15/09                         1,500,000      1,513,860
                                                               -----------
                                            Insurance Total      2,986,185

   REAL ESTATE INVESTMENT TRUSTS - 0.5%
       Health Care Property Investors, Inc.
          6.450% 06/25/12                           910,000        978,295
       iStar Financial, Inc.
          5.125% 04/01/11                           175,000        174,454
                                                               -----------
                        Real Estate Investment Trusts Total      1,152,749
                                                               -----------
                                           FINANCIALS TOTAL     27,927,267

INDUSTRIALS - 5.7%

   AEROSPACE & DEFENSE - 1.4%
       L-3 Communications Corp.
          6.125% 07/15/13                             5,000          5,050
          7.625% 06/15/12                           330,000        349,800

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
       Lockheed Martin Corp.
          8.500% 12/01/29                           675,000        970,353
       TransDigm, Inc.
          8.375% 07/15/11                           175,000        185,062
       United Technologies Corp.
          7.125% 11/15/10                         1,900,000      2,140,692
                                                               -----------
                                  Aerospace & Defense Total      3,650,957

   AUTO MANUFACTURERS - 0.7%
       Ford Motor Credit Co.
          7.375% 10/28/09                         1,755,000      1,747,102
                                                               -----------
                                   Auto Manufacturers Total      1,747,102

   ENVIRONMENTAL CONTROL - 0.7%
       Allied Waste North America, Inc.
          6.375% 04/15/11                           180,000        173,250
       Waste Management, Inc.
          7.375% 08/01/10                         1,330,000      1,482,897
                                                               -----------
                                Environmental Control Total      1,656,147

   HAND/MACHINE TOOLS - 0.1%
       Kennametal, Inc.
          7.200% 06/15/12                           165,000        182,756
                                                               -----------
                                   Hand/Machine Tools Total        182,756

   MACHINERY-DIVERSIFIED - 0.1%
       Manitowoc Co., Inc.
          7.125% 11/01/13                            10,000         10,438
       Westinghouse Air Brake
          Technologies Corp.
          6.875% 07/31/13                           200,000        207,000
                                                               -----------
                                Machinery-Diversified Total        217,438

   MISCELLANEOUS MANUFACTURING - 1.2%
       General Electric Co.
          5.000% 02/01/13                         2,875,000      2,950,411
                                                               -----------
                          Miscellaneous Manufacturing Total      2,950,411

   PACKAGING & CONTAINERS - 0.4%
       Ball Corp.
          7.750% 08/01/06                           375,000        383,437
       Owens-Brockway Glass
          Container, Inc.
          6.750% 12/01/14                            25,000         24,938
       Owens-Illinois, Inc.
          7.500% 05/15/10                           185,000        191,475
       Silgan Holdings, Inc.
          6.750% 11/15/13                           285,000        291,056
       Smurfit-Stone Container Corp.
          9.750% 02/01/11                           140,000        145,950
       Stone Container Finance
          7.375% 07/15/14                            75,000         71,063
                                                               -----------
                               Packaging & Containers Total      1,107,919

                            See Accompanying Notes to Financial Statements. | 89

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   TRANSPORTATION - 1.1%
       Canadian National Railway Co.
          7.195% 01/02/16                         1,213,490      1,448,264
       Offshore Logistics, Inc.
          6.125% 06/15/13                           205,000        200,900
       Teekay Shipping Corp.
          8.875% 07/15/11                           305,000        349,606
       Union Pacific Corp.
          3.875% 02/15/09                           790,000        776,143
                                                               -----------
                                       Transportation Total      2,774,913
                                                               -----------
                                          INDUSTRIALS TOTAL     14,287,643

TECHNOLOGY - 0.4%

   COMPUTERS - 0.3%
       International Business Machines Corp.
          5.875% 11/29/32                           700,000        781,732
                                                               -----------
                                            Computers Total        781,732

   SEMICONDUCTORS - 0.1%
       Freescale Semiconductor, Inc.
          6.875% 07/15/11                           175,000        183,750
                                                               -----------
                                       Semiconductors Total        183,750
                                                               -----------
                                           TECHNOLOGY TOTAL        965,482

UTILITIES - 2.9%

   ELECTRIC - 2.0%
       AES Corp.
          7.750% 03/01/14                           110,000        119,075
       CenterPoint Energy Houston
          Electric LLC
          5.750% 01/15/14                           900,000        960,318
       Exelon Generation Co.
          6.950% 06/15/11                           800,000        891,344
       Nevada Power Co.
          5.875% 01/15/15(b)                         50,000         50,250
          6.500% 04/15/12                            40,000         41,200
       NorthWestern Corp.
          5.875% 11/01/14(b)                         10,000         10,250
       Scottish Power PLC
          4.910% 03/15/10                         1,300,000      1,315,249
       Virginia Electric & Power Co.
          5.375% 02/01/07                         1,480,000      1,499,980
                                                               -----------
                                             Electric Total      4,887,666

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
   GAS - 0.9%
       Kinder Morgan Energy Partners LP
          7.300% 08/15/33                         1,200,000      1,465,128
       Sempra Energy
          4.750% 05/15/09                           750,000        753,240
                                                               -----------
                                                  Gas Total      2,218,368
                                                               -----------
                                            UTILITIES TOTAL      7,106,034

                 Total Corporate Fixed-Income Bonds & Notes
                                      (cost of $81,626,198)     84,493,799

GOVERNMENT AGENCIES & OBLIGATIONS - 11.6%

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
       Province of Quebec
          7.000% 01/30/07                         1,490,000      1,548,199
       Republic of Italy
          2.500% 03/31/06                         2,750,000      2,723,958
       United Mexican States
          7.500% 04/08/33                         1,250,000      1,462,500
                                                               -----------
                       FOREIGN GOVERNMENT OBLIGATIONS TOTAL      5,734,657

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 9.3%
       Federal Home Loan Bank
          2.250% 09/13/05                         3,060,000      3,058,464
          3.000% 05/15/06                           350,000        347,782
       U.S. Treasury Bond
          6.250% 08/15/23                         6,080,000      7,533,977
       U.S. Treasury Inflation Index Note
          3.625% 01/15/08                         7,933,767      8,413,823
       U.S. Treasury Note
          4.250% 11/15/13                         3,700,000      3,765,616
                                                               -----------
                                 U.S. GOVERNMENT AGENCIES &
                                          OBLIGATIONS TOTAL     23,119,662

                    Total Government Agencies & Obligations
                                      (cost of $28,588,095)     28,854,319

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.7%

       Bear Stearns Asset Backed
          Securities, Inc.
          5.000% 01/25/34                         3,997,369      3,968,148
       Countrywide Alternative Loan Trust
          4.041% 03/25/34(a)                      3,214,072      3,209,602
       Countrywide Home Loans Mortgage
          Pass Through Trust
          4.600% 12/19/33(a)                      3,633,676      3,537,165
       Structured Asset Securities Corp.
          5.500% 07/25/33                         3,529,029      3,573,326
                                                               -----------

                  Total Collateralized Mortgage Obligations
                                      (cost of $14,342,050)     14,288,241

90 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 3.3%

       Cityscape Home Equity Loan Trust
          7.940% 10/25/18                           415,527        414,746
       ContiMortgage Home Equity Trust
          7.680% 12/25/29                         1,021,911      1,022,575
       Federal National Mortgage
          Association Whole Loan
          7.800% 06/25/26                           376,381        390,082
       IMC Home Equity Loan Trust
          7.310% 11/20/28                         3,585,610      3,583,961
          7.500% 04/25/26                           878,450        888,983
          7.520% 08/20/28                         1,459,258      1,457,478
       New Century Home Equity
          Loan Trust
          7.320% 07/25/29                            82,466         84,289
       Salomon Brothers Mortgage
          Securities VII
          7.150% 06/25/28                           404,701        401,545
                                                               -----------

                              Total Asset-Backed Securities
                                       (cost of $8,213,877)      8,243,659

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%

       Nationslink Funding Corp.
          6.888% 11/10/30                         3,120,000      3,260,181
                                                               -----------

                Total Commercial Mortgage-Backed Securities
                                       (cost of $3,350,872)      3,260,181

SHORT-TERM OBLIGATIONS - 3.1%

U.S. GOVERNMENT AGENCY - 1.6%
       Federal National Mortgage Association
          3.440% 09/14/05(c)                      4,000,000      3,995,464
                                                               -----------
REPURCHASE AGREEMENT - 1.5%
       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.430%, collateralized by
       U.S. Treasury Notes with various
       maturities to 05/15/14, market
       value of $3,939,825 (repurchase
       proceeds $3,858,368)                       3,858,000      3,858,000
                                                               -----------

                               Total Short-Term Obligations
                                       (cost of $7,853,464)      7,853,464

                                  TOTAL INVESTMENTS - 98.3%
                                 (COST OF $241,601,656) (d)    245,256,186

                     OTHER ASSETS & LIABILITIES, NET - 1.7%      4,336,959

                                        NET ASSETS - 100.0%    249,593,145

--------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2005.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities, which did not include any illiquid securities, amounted to $3,925,804, which represents 1.6% of net assets.

(c)   The rate shown represents the annualized yield at the date of purchase.

(d)   Cost for federal income tax purposes is $242,382,370.

      At August 31, 2005, the asset allocation of the Fund is as follows:

                                                                  % OF
       ASSET ALLOCATION (UNAUDITED)                            NET ASSETS
       -------------------------------------------------------------------
       Mortgage-Backed Securities                                    39.4%
       Corporate Fixed-Income Bonds & Notes                          33.9
       Government Agencies & Obligations                             11.6
       Collateralized Mortgage Obligations                            5.7
       Asset-Backed Securities                                        3.3
       Commercial Mortgage-Backed Securities                          1.3
       Short-Term Obligations                                         3.1
       Other Assets & Liabilities, Net                                1.7
                                                                    -----
                                                                    100.0%
                                                                    =====

                            See Accompanying Notes to Financial Statements. | 91

INVESTMENT PORTFOLIO____________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - 97.9%

EDUCATION - 5.9%

   EDUCATION - 5.9%
       OR Facilities Authority,
          Linfield College Project,
          Series A,
          5.000% 10/01/20                         1,825,000      1,930,102
       OR Health Sciences University,
          Series A,
          Insured: MBIA:
          (a) 07/01/09                            1,530,000      1,347,654
          (a) 07/01/12                            1,315,000      1,022,899
          (a) 07/01/14                            2,550,000      1,809,735
          (a) 07/01/15                            4,325,000      2,927,073
          (a) 07/01/21                           12,515,000      6,341,476
       OR Health, Housing, Educational
          & Cultural Facilities Authority:
          Linfield College Project,
          Series A:
          4.650% 10/01/09                           555,000        574,159
          5.500% 10/01/18                         1,000,000      1,040,690
          Reed College Project,
          Series A:
          5.300% 07/01/11                           500,000        518,450
          Insured: MBIA
          5.100% 07/01/10                           900,000        956,286
       OR Multnomah County Educational
          Facilities Authority:
          University of Portland Project:
          5.700% 04/01/15                         1,000,000      1,062,120
          6.000% 04/01/20                         1,000,000      1,077,750
          6.000% 04/01/25                           500,000        532,220
          Refunding,
          Insured: AMBAC:
          5.000% 04/01/11                         1,150,000      1,205,568
          5.750% 04/01/10                         2,000,000      2,120,600
                                                               -----------
                                            Education Total     24,466,782
                                                               -----------
                                            EDUCATION TOTAL     24,466,782

HEALTH CARE - 12.0%

   CONTINUING CARE RETIREMENT - 0.7%
       OR Albany Hospital Facility Authority,
          Mennonite Home Albany,
          Series PJ-A:
          4.750% 10/01/11                           660,000        690,941
          5.000% 10/01/12                           680,000        721,086
       OR Clackamas County Hospital
          Facility Authority,
          Willamette View, Inc. Project,
          Series A,
          6.850% 11/01/15                         1,480,000      1,593,708
                                                               -----------
                           Continuing Care Retirement Total      3,005,735

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   HOSPITALS - 11.1%
       OR Benton County Hospital Facilities
          Authority,
          Samaritan Health Services Project,
          Refunding:
          4.400% 10/01/07                           220,000        224,629
          4.800% 10/01/11                           245,000        254,727
          5.200% 10/01/17                         2,255,000      2,342,246
       OR Clackamas County Hospital
          Facility Authority:
          Legacy Health System:
          4.600% 05/01/10                           885,000        928,878
          5.000% 02/15/16                         1,010,000      1,057,500
          5.500% 02/15/13                         5,450,000      5,838,313
          5.500% 02/15/14                         2,385,000      2,554,931
          5.750% 05/01/12                         2,000,000      2,233,460
          Legacy Health System, IBC:
          Insured: MBIA
          5.500% 02/15/13                           495,000        537,110
          Refunding:
          5.250% 05/01/21                         4,890,000      5,218,021
          5.750% 05/01/16                         1,500,000      1,650,225
       OR Deschutes County Hospital
          Facilities Authority,
          Cascade Health Services, Inc.:
          5.500% 01/01/22                         2,000,000      2,142,000
          5.600% 01/01/27                         5,550,000      5,942,163
          5.600% 01/01/32                         2,000,000      2,134,460
       OR Medford Hospital Facilities
          Authority,
          Asante Health System, Series A,
          Insured: MBIA:
          5.250% 08/15/10                         1,500,000      1,597,065
          5.250% 08/15/11                           800,000        849,672
       OR Multnomah County Hospital
          Facilities Authority Revenue,
          Providence Health System,
          5.250% 10/01/16                         2,970,000      3,286,067
       OR Salem Hospital Facility Authority:
          5.000% 08/15/18                         2,000,000      2,083,340
          5.250% 08/15/14                         4,860,000      5,118,163
       OR Umatilla County Hospital Facility
          Authority,
          Catholic Health Initiatives, Series A,
          5.750% 12/01/20                           285,000        312,351
                                                               -----------
                                            Hospitals Total     46,305,321

NURSING HOMES - 0.2%
       OR Clackamas County Hospital
          Facility Authority,
          Odd Fellows Home, Series A,
          Refunding,
          5.875% 09/15/21                           705,000        672,577
                                                               -----------
                                        Nursing Homes Total        672,577
                                                               -----------
                                          HEALTH CARE TOTAL     49,983,633

92 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

HOUSING - 4.8%

   ASSISTED LIVING/SENIOR - 0.4%
       OR Clackamas County Hospital
          Facility Authority,
          Robison Jewish Home Project,
          6.250% 10/01/21                         1,650,000      1,670,625
                                                               -----------
                               Assisted Living/Senior Total      1,670,625

   MULTI-FAMILY - 2.1%
       OR Clackamas County Housing
          Authority, Multi-Family Housing,
          Easton Ridge, Series A,
          5.800% 12/01/16                         2,255,000      2,279,557
       OR Housing & Community Services
          Department, Multiple Purpose,
          Series A,
          Insured: FSA:
          3.550% 01/01/13                         1,000,000      1,006,400
          3.550% 07/01/13                         1,000,000      1,004,730
          3.650% 01/01/14                         1,000,000      1,007,120
          3.650% 07/01/14                         1,000,000      1,005,980
       OR Washington County Housing
          Authority, Affordable Housing
          Pool, Series A:
          5.750% 07/01/23                         1,000,000      1,034,640
          6.000% 07/01/23                         1,000,000      1,040,150
       PR Housing Finance Corp.,
          Multi-Family Mortgage,
          Portfolio A-1,
          Insured: FHA
          7.500% 04/01/22                           565,000        566,797
                                                               -----------
                                         Multi-Family Total      8,945,374

   SINGLE-FAMILY - 2.3%
       OR Housing & Community Services,
          Department Mortgage Single
          Family Program:
          Series A,
          4.850% 07/01/10                           135,000        141,033
          Series D,
          6.700% 07/01/13                           370,000        370,636
          Series E:
          5.375% 07/01/21                         2,960,000      3,082,988
          Insured: FHA:
          5.700% 07/01/12                           560,000        563,097
          5.800% 07/01/14                           500,000        502,930
          6.000% 07/01/20                         1,390,000      1,413,964
          Series J,
          5.150% 07/01/24                         1,950,000      2,014,623
          Series M, AMT,
          5.800% 07/01/12                           190,000        199,823
          Series Q:
          4.700% 07/01/15                           595,000        614,980
          4.900% 07/01/17                           585,000        605,223

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
       OR Housing Finance Revenue,
          Insured: FHA
          5.800% 07/01/09                           150,000        151,056
                                                               -----------
                                        Single-Family Total      9,660,353
                                                               -----------
                                              HOUSING TOTAL     20,276,352

OTHER - 26.1%

   OTHER - 0.9%
       OR Health, Housing, Educational
          & Cultural Facilities Authority,
          Goodwill Industries Lane
          County, Series A,
          6.650% 11/15/22(b)                      3,750,000      3,781,013
                                                               -----------
                                                Other Total      3,781,013

   POOL/BOND BANK - 0.3%
       OR Economic Community
          Development Department,
          Series A,
          Insured: MBIA
          5.375% 01/01/11                         1,105,000      1,183,499
                                                               -----------
                                       Pool/Bond Bank Total      1,183,499

   REFUNDED/ESCROWED (C) - 24.9%
       OR Board of Higher Education:
          Lottery Education Project,
          Series A:
          Pre-refunded 04/01/09,
          Insured: FSA
          5.250% 04/01/13                         1,600,000      1,731,808
          Pre-refunded 04/01/11,
          Insured: FSA
          5.000% 04/01/14                         2,705,000      2,943,419
          Series A,
          Pre-refunded 08/01/11:
          5.250% 08/01/14                         1,225,000      1,345,711
          5.250% 08/01/16                         4,550,000      4,998,357
       OR City Sewer,
          Pre-refunded 10/01/05,
          6.500% 10/01/07                           390,000        393,693
       OR Clackamas County Hospital
          Facility Authority,
          Kaiser Permanente,
          Series A,
          Escrowed to Maturity,
          5.375% 04/01/14                         7,135,000      7,712,364

                            See Accompanying Notes to Financial Statements. | 93

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED (C) - (CONTINUED)
       OR Clackamas County:
          School District No. 086,
          Pre-refunded 06/15/10,
          6.000% 06/15/16                         2,350,000      2,641,212
          School District No. 108,
          Insured: FSA
          5.375% 06/15/15                         1,055,000      1,170,850
          School District No. 12,
          North Clackamas,
          Pre-refunded 06/01/09,
          Insured: FGIC:
          5.250% 06/01/11                         1,000,000      1,075,880
          5.250% 06/01/15                         2,750,000      2,958,670
          School District No. 62C,
          Pre-refunded 06/15/10,
          5.375% 06/15/17                         1,250,000      1,370,462
          School District No. 7J,
          Lake Oswega,
          Pre-refunded 06/01/11:
          5.375% 06/01/15                         2,450,000      2,717,809
          5.375% 06/01/16                         1,295,000      1,436,556
          5.375% 06/01/17                         2,535,000      2,812,101
       OR Coos County,
          School District No. 13,
          North Bend,
          Pre-refunded 06/15/12,
          Insured: FSA
          5.500% 06/15/15                         1,765,000      1,988,149
       OR Department of Administrative
          Services, Certificates of
          Participation, Series A,
          Pre-refunded 06/01/07,
          Insured: AMBAC
          5.300% 05/01/08                           750,000        785,985
       OR Department of Transportation,
          Highway User Tax,
          Series A,
          Pre-refunded 11/15/12,
          5.500% 11/15/16                         2,500,000      2,830,325
       OR Deschutes County,
          Certificates of Participation,
          Series A,
          Pre-refunded 06/01/09,
          5.050% 06/01/17                           420,000        448,148
          School District No. 1,
          Pre-refunded 06/15/11,
          Series A,
          Insured: FSA
          5.500% 06/15/18                         1,000,000      1,116,360

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
       OR Jackson County:
          School District No. 4, Phoenix-Talent,
          Pre-refunded 06/15/11,
          Insured: FSA
          5.500% 06/15/16                         1,000,000      1,116,360
          School District No. 9, Eagle Point,
          Pre-refunded 06/15/11,
          5.625% 06/15/15                         1,920,000      2,155,968
       OR Josephine County,
          School District No. 7, Grants Pass,
          Pre-refunded 06/01/07,
          Insured: FGIC
          5.700% 06/01/13                         2,000,000      2,093,980
       OR Linn County Community:
          School District No. 9:
          Lebanon,
          Pre-refunded 06/15/13,
          Insured: FGIC
          5.550% 06/15/21                         2,000,000      2,286,380
          Pre-refunded 06/15/13,
          Series 2001,
          Insured: FGIC
          5.250% 06/15/15                           405,000        454,163
       OR Metro Washington Park Zoo,
          Pre-refunded 01/15/07,
          Series A,
          5.300% 01/15/11                         1,000,000      1,032,390
       OR Multnomah County,
          Certificates of Participation,
          Pre-refunded 08/01/08,
          Series 1998,
          4.550% 08/01/10                           235,000        247,093
       OR Multnomah County:
          School District No. 7,
          Reynolds,
          Pre-refunded 06/15/11:
          5.625% 06/15/14                         2,670,000      2,998,143
          5.625% 06/15/17                         1,000,000      1,122,900
          Series A,
          Pre-refunded 04/01/10,
          5.500% 04/01/19                         2,395,000      2,630,165
       OR Multnomah-Clackamas Counties,
          Centennial School District
          No. 28-302, Pre-refunded 06/15/11,
          Insured: FGIC:
          5.375% 06/15/16                         2,055,000      2,280,660
          5.375% 06/15/17                         2,280,000      2,530,367
          5.375% 06/15/18                         2,490,000      2,763,427
       OR North Clackamas Parks
          & Recreation District Facilities,
          Escrowed to Maturity,
          5.700% 04/01/13                         2,920,000      3,211,387

94 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED (C) - (CONTINUED)
       OR Northern Oregon Corrections,
          Pre-refunded 09/15/07,
          Insured: AMBAC:
          5.250% 09/15/12                         1,000,000      1,045,420
          5.300% 09/15/13                         1,000,000      1,046,400
       OR Portland Arena Gas Tax,
          Pre-refunded 06/01/06,
          Insured: FSA:
          (a) 06/01/16                            1,100,000        584,529
          (a) 06/01/17                            2,320,000      1,153,643
       OR Portland Community College District,
          Series A,
          Pre-refunded 06/01/11:
          5.375% 06/01/14                         1,925,000      2,135,422
          5.375% 06/01/16                         2,705,000      3,000,684
          5.375% 06/01/17                         2,540,000      2,817,647
       OR Powell Valley Water District,
          Pre-refunded 08/01/09,
          6.000% 02/01/15                           620,000        683,674
       OR Salem Water & Sewer,
          Pre-refunded 06/01/10,
          Insured: FSA
          5.300% 06/01/15                         1,500,000      1,638,615
       OR Umatilla County Hospital
          Facility Authority,
          Catholic Health Initiatives, Series A,
          Escrowed to Maturity:
          5.750% 12/01/20                           245,000        272,244
          6.000% 12/01/30                         4,825,000      5,402,794
       OR Washington & Clackamas
          Counties,
          School District No. 23J, Tigard,
          Pre-refunded 06/15/12,
          Insured: MBIA
          5.375% 06/15/17                         1,500,000      1,678,365
       OR Washington County:
          School District No. 15, Forest Grove,
          Pre-refunded 06/15/11,
          Insured: FSA:
          5.375% 06/15/13                         2,070,000      2,297,307
          5.375% 06/15/15                         2,515,000      2,791,172
          School District No. 48J,
          Beaverton:
          Pre-refunded 06/01/09,
          Insured: FGIC
          5.100% 06/01/12                           500,000        535,305
          Pre-refunded 08/01/08,
          5.250% 08/01/10                         1,150,000      1,220,955

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
       OR Washington, Multnomah
          & Yamhill Counties,
          School District No. 1J:
          Pre-refunded 06/01/09,
          5.250% 06/01/14                           500,000        534,230
          Pre-refunded 06/01/11,
          Insured: MBIA
          5.000% 06/01/13                         1,500,000      1,624,725
       OR Yamhill County,
          School District No. 029J,
          Pre-refunded 06/15/12,
          Insured: MBIA
          5.250% 06/15/16                         2,535,000      2,817,374
       VI Virgin Islands Public Finance
          Authority, Series A,
          Escrowed to Maturity,
          7.300% 10/01/18                         1,185,000      1,522,725
                                                               -----------
                                    Refunded/Escrowed Total    104,204,472
                                                               -----------
                                                OTHER TOTAL    109,168,984

OTHER REVENUE - 2.1%

   RECREATION - 2.1%
       OR Board of Higher Education,
          Lottery Education Project:
          Series A,
          Insured: FSA:
          5.000% 04/01/14                         1,830,000      2,017,703
          5.000% 04/01/14                         1,000,000      1,108,010
          5.250% 04/01/11                         4,000,000      4,306,880
          Series B,
          Insured: FSA
          5.250% 04/01/15                         1,315,000      1,416,347
                                                               -----------
                                           Recreation Total      8,848,940
                                                               -----------
                                        OTHER REVENUE TOTAL      8,848,940

TAX-BACKED - 36.9%

   LOCAL APPROPRIATED - 0.5%
       OR Deschutes & Jefferson County,
          School District No. 02J,
          Series B,
          Insured: FGIC
          (a) 06/15/22                            2,335,000      1,121,150
       OR Multnomah County,
          Certificates of Participation,
          Series 1998,
          4.550% 08/01/10                           765,000        799,953
                                                               -----------
                                   Local Appropriated Total      1,921,103

                            See Accompanying Notes to Financial Statements. | 95

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - 22.0%
       OR Aurora,
          5.600% 06/01/24                         1,205,000      1,279,806
       OR Bend Municipal Airport Project,
          Series B, AMT,
          5.375% 06/01/13                           150,000        158,063
       OR Benton & Linn Counties,
          School District No. 509J,
          Corvallis,
          Insured: FSA
          5.000% 06/01/17                         2,665,000      2,907,702
       OR Canyonville South Umpqua
          Rural Fire District,
          5.400% 07/01/31                           610,000        618,772
       OR Clackamas & Washington Counties,
          School District No. 003JT,
          Insured: FGIC
          (a) 06/15/17                            4,000,000      2,446,800
       OR Clackamas Community College,
          Insured: FGIC
          5.250% 06/15/15                         1,500,000      1,640,505
       OR Clackamas County:
          School District No. 007J,
          Lake Oswego,
          Refunding,
          Insured: FSA
          5.250% 06/01/21                         2,000,000      2,317,960
          School District No. 108,
          Estacada,
          Series 2005,
          Insured: FSA
          5.500% 06/15/25                         2,485,000      2,998,774
       OR Columbia County,
          School District No. 502,
          Deferred Interest,
          Insured: FGIC:
          (a) 06/01/13                            1,685,000      1,255,106
          (a) 06/01/14                            1,025,000        729,175
       OR Coos Bay,
          4.900% 09/01/07                         1,505,000      1,526,807
       OR Crook County,
          School District,
          Insured: FSA
          5.000% 02/01/14                         2,860,000      3,114,168
       OR Eugene Public Safety Facilities,
          5.500% 06/01/10                           850,000        865,938
       OR Jackson County:
          School District No. 009,
          Series 2005,
          Insured: MBIA:
          5.500% 06/15/20                         1,000,000      1,182,180
          5.500% 06/15/21                         1,410,000      1,675,855
          School District No. 6,
          Central Point,
          6.000% 06/15/09                         1,090,000      1,201,060

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
       OR Jefferson County,
          School District No. 509J,
          Madras School District,
          Insured: FGIC
          5.250% 06/15/18                         1,075,000      1,180,253
       OR Josephine County,
          Unit School District,
          Three Rivers,
          Insured: FGIC:
          5.000% 12/15/15                         1,000,000      1,115,060
          5.000% 12/15/16                         1,000,000      1,118,040
       OR Lane County:
          School District No. 19,
          Springfield,
          Refunding,
          Insured: FGIC:
          6.000% 10/15/12                         1,740,000      2,021,932
          6.000% 10/15/14                         1,310,000      1,557,957
          School District No. 4J,
          Eugene,
          Refunding:
          5.000% 07/01/12                         1,000,000      1,098,060
          5.250% 07/01/13                         1,000,000      1,120,400
       OR Lincoln County,
          School District,
          Insured: FGIC
          5.600% 06/15/10                         3,480,000      3,780,011
       OR Linn Benton Community College,
          Insured: FGIC:
          (a) 06/15/13                            1,000,000        743,990
          (a) 06/15/14                            1,000,000        711,290
       OR Linn County,
          Community School District No. 9,
          Lebanon,
          Series 2001,
          Insured: FGIC
          5.250% 06/15/15                           305,000        339,340
       OR Madras Aquatic Center District,
          5.000% 06/01/22                         1,695,000      1,785,699
       OR Metro,
          5.250% 09/01/14                         3,130,000      3,462,813
       OR Multnomah County,
          School District No. 40,
          Insured: FSA
          5.000% 12/01/14                         1,790,000      1,928,868
       OR Multnomah-Clackamas Counties,
          School District No. 10JT,
          Series A,
          Insured: FSA
          5.250% 06/15/12                         1,000,000      1,112,670
       OR Portland Limited Tax,
          Series B:
          (a) 06/01/12                            1,750,000      1,361,203
          (a) 06/01/13                            1,500,000      1,114,755
          (a) 06/01/16                            3,500,000      2,255,365
          (a) 06/01/18                            4,000,000      2,339,880
          (a) 06/01/19                            4,000,000      2,228,440
          (a) 06/01/20                            4,000,000      2,123,360

96 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
       OR Rogue Community College,
          District, Refunding,
          Insured: MBIA:
          5.000% 06/15/15                         1,015,000      1,130,598
          5.000% 06/15/16                         1,050,000      1,163,915
          5.000% 06/15/17                         1,255,000      1,385,721
       OR Salem-Keizer,
          School District No. 24J,
          Insured: FSA
          5.000% 06/15/18                         2,000,000      2,177,800
       OR Tualatin Hills Park &
          Recreation District,
          Insured: FGIC
          5.750% 03/01/14                           990,000      1,150,420
       OR Washington & Clackamas Counties:
          Deferred Interest,
          Series A,
          (a) 06/01/10                            1,520,000      1,276,435
          School District No. 23J,
          Tigard:
          (a) 06/15/18                            2,700,000      1,570,914
          Insured: MBIA
          5.000% 06/15/21                         6,575,000      7,388,130
       OR Washington County:
          5.500% 06/01/16                         2,785,000      3,089,512
          Criminal Justice Facilities,
          Refunding,
          5.000% 12/01/10                         1,400,000      1,456,168
          School District No. 48J,
          Beaverton:
          5.125% 01/01/14                         2,000,000      2,164,860
          5.125% 01/01/17                         1,820,000      1,965,418
          5.125% 01/01/18                         2,260,000      2,438,291
       OR Washington, Multnomah
          & Yamhill Counties,
          School District No. 1J,
          5.000% 11/01/13                         1,100,000      1,216,270
       OR Yamhill County:
          School District No. 029J,
          Series 2005,
          Insured: FGIC
          5.500% 06/15/21                         1,000,000      1,188,550
          School District No. 40,
          Insured: FGIC
          6.000% 06/01/09                           500,000        550,875
                                                               -----------
                            Local General Obligations Total     91,731,934
                                                               -----------

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   SPECIAL PROPERTY TAX - 6.9%
       OR Hood River Urban Renewal
          Agency,
          6.250% 12/15/11                         1,120,000      1,170,590
       OR Lebanon Urban Renewal Agency:
          5.625% 06/01/19                         1,000,000      1,062,940
          5.750% 06/01/15                         1,120,000      1,180,984
          6.000% 06/01/20                         1,580,000      1,684,106
       OR Medford Urban Renewal,
          5.875% 09/01/10                           500,000        510,855
       OR Portland Airport Way Urban
          Renewal & Redevelopment,
          Convention Center,
          Series A,
          Insured: AMBAC:
          5.750% 06/15/17                         1,500,000      1,675,710
          5.750% 06/15/18                         2,050,000      2,288,210
       OR Portland Limited Tax,
          Series A,
          3.400% 06/01/13                         1,575,000      1,567,692
       OR Portland River District Urban
          Renewal & Redevelopment,
          Series A,
          Insured: AMBAC:
          5.000% 06/15/17                         1,500,000      1,637,190
          5.000% 06/15/18                         3,070,000      3,348,633
          5.000% 06/15/20                         2,000,000      2,170,200
       OR Portland Urban Renewal
          & Redevelopment,
          South Park Blocks,
          Series A,
          Insured: AMBAC:
          5.750% 06/15/17                         2,065,000      2,306,894
          5.750% 06/15/19                         2,580,000      2,879,796
       OR Redmond Urban Renewal
          Agency Revenue, Refunding,
          South Airport Industrial Area A,
          5.700% 06/01/19                           650,000        668,844
       OR Redmond Urban Renewal Agency,
          Downtown Area B:
          5.650% 06/01/13                           720,000        751,399
          5.850% 06/01/19                           785,000        819,634
       OR Seaside Urban Renewal Agency,
          Greater Seaside Urban Renewal,
          5.250% 06/01/15                         1,000,000      1,045,610
       OR Veneta Urban Renewal Agency,
          5.375% 02/15/16                           700,000        747,355
          5.625% 02/15/21                         1,100,000      1,168,915
       OR Wilsonville Limited Tax
          Improvement,
          5.000% 12/01/10                           250,000        251,203
                                                               -----------
                                 Special Property Tax Total     28,936,760

                            See Accompanying Notes to Financial Statements. | 97

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   STATE APPROPRIATED - 3.8%
       OR Department of Administrative
          Services:
          Certificates of Participation,
          Refunding,
          Series A,
          Insured: AMBAC:
          4.500% 05/01/12                         1,020,000      1,067,236
          5.000% 05/01/13                         4,240,000      4,530,949
          5.000% 05/01/14                         1,000,000      1,068,620
          Series B,
          Insured: MBIA
          5.250% 05/01/10                           840,000        913,685
          Series C,
          Insured: MBIA:
          5.250% 11/01/15                         1,000,000      1,096,350
          5.250% 11/01/17                         5,000,000      5,475,550
          Series E,
          Insured: FSA
          5.000% 11/01/13                         1,470,000      1,605,710
                                                               -----------
                                   State Appropriated Total     15,758,100

   STATE GENERAL OBLIGATIONS - 3.7%
       OR Board of Higher Education,
          Deferred Interest,
          Series A,
          (a) 08/01/17                            1,050,000        641,340
          Series A:
          (a) 08/01/14                              490,000        345,965
          5.000% 08/01/12                         2,075,000      2,274,698
          5.250% 08/01/14                           255,000        279,439
          5.250% 08/01/16                           780,000        853,226
          Series 2004 D,
          5.000% 08/01/24                         3,620,000      3,891,934
       OR Elderly & Disabled Housing,
          Refunding,
          Series B,
          4.950% 08/01/20                           985,000      1,014,846
       OR State:
          9.200% 10/01/08                           385,000        453,288
          Series A,
          5.250% 10/15/15                         1,735,000      1,924,878
       OR Veterans Welfare:
          5.850% 10/01/15                           320,000        326,781
          8.000% 07/01/08                           580,000        656,821
          Series 80A,
          5.700% 10/01/32                         1,950,000      1,952,613
       PR Commonwealth of Puerto Rico,
          Series A, GO,
          5.000% 07/01/30                         1,000,000      1,070,950
                                                               -----------
                            State General Obligations Total     15,686,779
                                                               -----------
                                           TAX-BACKED TOTAL    154,034,676

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

TRANSPORTATION - 2.5%

   AIRPORTS - 0.5%
       OR Eugene Airport,
          Refunding,
          AMT:
          5.650% 05/01/07                           555,000        573,554
          5.700% 05/01/08                           515,000        541,337
       OR Port of Portland International
          Airport,
          Series 12B,
          Refunding,
          Insured: FGIC
          5.250% 07/01/12                         1,000,000      1,065,420
                                                               -----------
                                             Airports Total      2,180,311

   PORTS - 0.7%
       OR Port Morrow,
          6.700% 06/01/20                         2,000,000      2,002,800
       OR Port of St. Helens:
          5.600% 08/01/14                           315,000        324,759
          5.750% 08/01/19                           425,000        439,849
                                                               -----------
                                                Ports Total      2,767,408

   TRANSPORTATION - 1.3%
       OR Tri-County Metropolitan
          Transportation District:
          Series 1,
          5.400% 06/01/19                         4,200,000      4,425,876
          Series A,
          5.000% 09/01/15                         1,000,000      1,091,310
                                                               -----------
                                       Transportation Total      5,517,186
                                                               -----------
                                       TRANSPORTATION TOTAL     10,464,905

UTILITIES - 7.6%

   INVESTOR OWNED - 2.1%
       OR Port of St. Helens Pollution Control,
          Portland General Electric Co.:
          Series A,
          4.800% 04/01/10                         5,195,000      5,321,810
          Series B,
          4.800% 06/01/10                         3,500,000      3,586,940
                                                               -----------
                                       Investor Owned Total      8,908,750

98 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

   MUNICIPAL ELECTRIC - 3.2%
       OR Emerald Peoples Utility District:
          Insured: FGIC:
          7.350% 11/01/10                         2,160,000      2,569,233
          7.350% 11/01/11                         2,000,000      2,433,540
          7.350% 11/01/12                         2,490,000      3,092,829
          7.350% 11/01/13                         2,675,000      3,387,807
          Series A,
          Insured: FSA
          5.250% 11/01/20                           605,000        672,349
       OR Eugene Electric Utilities System,
          Series B,
          Refunding,
          Insured: FSA
          5.250% 08/01/13                         1,040,000      1,139,674
                                                               -----------
                                   Municipal Electric Total     13,295,432

   WATER & SEWER - 2.3%
       OR Myrtle Point Water,
          6.000% 12/01/20                           510,000        548,000
       OR Portland Sewer System Revenue,
          Series A,
          Refunding,
          Insured: FGIC
          5.000% 06/01/12                         4,835,000      4,989,817
       OR Sheridan Water Revenue:
          6.200% 05/01/15                           625,000        675,181
          6.450% 05/01/20                           520,000        563,987
          Refunding,
          5.350% 04/01/18                           300,000        311,721
       OR Washington County
          Housing Authority,
          Clean Water Services Sewer,
          Series Lien,
          Insured: MBIA
          5.000% 10/01/13                         2,310,000      2,552,920
                                                               -----------
                                        Water & Sewer Total      9,641,626
                                                               -----------
                                            UTILITIES TOTAL     31,845,808

                                      Total Municipal Bonds
                                     (cost of $386,356,946)    409,090,080

                                                     SHARES      VALUE ($)
--------------------------------------------------------------------------

INVESTMENT COMPANY - 0.0%

       Dreyfus Tax-Exempt Cash
         Management Fund                              9,682          9,682
                                                               -----------

                                   Total Investment Company
                                           (cost of $9,682)          9,682

SHORT-TERM OBLIGATIONS - 1.1%                       PAR ($)

VARIABLE RATE DEMAND NOTES (D) - 1.1%
       FL Orange County School Board,
          Certificates of Participation,
          Series 2002 B,
          Insured: MBIA
          2.300% 08/01/27                           100,000        100,000
       IA Finance Authority Private
          College Revenue,
          Series 2003,
          LOC: Wells Fargo Bank N.A.
          2.320% 07/01/24                           400,000        400,000
       IA Hills Healthcare Revenue,
          Mercy Hospital Project,
          Series 2002,
          LOC: U.S. Bank N.A.
          2.320% 08/01/32                           300,000        300,000
       KS Development Finance Authority
          Revenue,
          Hays Medical Center, Series 2000 N,
          2.370% 05/15/26                           200,000        200,000
       MN Brooklyn Center Revenue,
          BCC Associates LLC,
          Series 2001,
          LOC: U.S Bank N.A.
          2.370% 12/01/14                           300,000        300,000
       NY City Municipal Water Finance
          Authority, Water & Sewer
          Systems Revenue,
          Series 1994 G,
          SPA: FGIC-SPI
          2.250% 06/15/24                           400,000        400,000
       OR Deschutes Valley Water District,
          5.875% 09/01/05                           810,000        810,000
       SD Health & Educational Facilities
          Authority, Rapid City Regional
          Hospital,
          Series 2003,
          Insured: MBIA
          2.320% 09/01/27                         1,200,000      1,200,000
       TX Harris County Health Facilities
          Development Corp.,
          YMCA-Greater Houston Area,
          Series 2002,
          2.340% 07/01/37                           300,000        300,000

                            See Accompanying Notes to Financial Statements. | 99

________________________________________________________________________________
AUGUST 31, 2005                 COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (d) - (CONTINUED)

       WY Uinta County Pollution Control
          Revenue,
          Chevron U.S.A. Project, Inc.,
          Series 1993,
          2.300% 08/15/20                           500,000        500,000
                                                               -----------
                           VARIABLE RATE DEMAND NOTES TOTAL      4,510,000

                               Total Short-Term Obligations
                                       (cost of $4,510,000)      4,510,000

                                  TOTAL INVESTMENTS - 99.0%

                                 (COST OF $390,876,628) (e)    413,609,762

                     OTHER ASSETS & LIABILITIES, NET - 1.0%      3,987,574

                                        NET ASSETS - 100.0%    417,597,336

NOTES TO INVESTMENT PORTFOLIO:

(a)   Zero coupon bond.

(b) Denotes a restricted security, which is subject to registration with the SEC or is required to be exempted from such registration prior to resale. At August 31, 2005, the value of this security, which is not illiquid, represents 0.9% of net assets.

                                                ACQUISITION    ACQUISITION
       SECURITY                                     DATE          COST
       --------                                 -----------    -----------
       OR Health, Housing,
          Educational & Cultural
          Facilities Authority,
          Goodwill Industries Lane
          County, Series A,
          6.650% 11/15/22                          06/17/98    $ 3,750,000
                                                               -----------

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at August 31, 2005.

(e)   Cost for federal income tax purposes is $390,758,945.

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO (CONTINUED):

      At August 31, 2005, the composition of the Fund by revenue source is as follows:

                                                                    % OF
       HOLDINGS BY REVENUE SOURCE (UNAUDITED)                    NET ASSETS
       --------------------------------------------------------------------
       Tax-Backed                                                     36.9%
       Other                                                          26.1
       Health Care                                                    12.0
       Utilities                                                       7.6
       Education                                                       5.9
       Housing                                                         4.8
       Transportation                                                  2.5
       Other Revenue                                                   2.1
       Investment Company                                              0.0
       Short-Term Obligations                                          1.1
       Other Assets & Liabilities, Net                                 1.0
                                                                     -----
                                                                     100.0%
                                                                     =====

               ACRONYM                           NAME
               -------                           ----
                AMBAC                   Ambac Assurance Corp.
                 AMT                   Alternative Minimum Tax
                FGIC               Financial Guaranty Insurance Co.
                 FHA                Federal Housing Administration
                 FSA              Financial Security Assurance, Inc.
                 GO                       General Obligation
                 IBC                  Insured Bond Certificates
                MBIA                     MBIA Insurance Corp.

100 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                            COLUMBIA CONSERVATIVE HIGH YIELD FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - 94.1%

BASIC MATERIALS - 4.4%

   CHEMICALS - 2.5%

   CHEMICALS-DIVERSIFIED - 0.6%
       Equistar Chemicals LP
          10.125% 09/01/08                        7,370,000      8,116,213
          10.625% 05/01/11                          880,000        974,600
                                                               -----------
                                                                 9,090,813

   CHEMICALS-SPECIALTY - 0.5%
       Nalco Co.
          7.750% 11/15/11                         7,720,000      8,106,000
                                                               -----------
                                                                 8,106,000
   INDUSTRIAL-GASES - 1.4%
       Airgas, Inc.
          6.250% 07/15/14                           185,000        188,700
          9.125% 10/01/11                        19,613,000     21,182,040
                                                               -----------
                                                                21,370,740
                                                               -----------
                                            Chemicals Total     38,567,553

   FOREST PRODUCTS & PAPER - 1.1%

   PAPER & RELATED PRODUCTS - 1.1%
       Boise Cascade LLC
          7.125% 10/15/14                        17,310,000     16,963,800
                                                               -----------
                                                                16,963,800
                                                               -----------
                              Forest Products & Paper Total     16,963,800
   IRON/STEEL - 0.8%

   STEEL-PRODUCERS - 0.8%
       Russel Metals, Inc.
          6.375% 03/01/14                         8,885,000      8,551,812
       United States Steel Corp.
          9.750% 05/15/10                         4,055,000      4,450,363
                                                               -----------
                                                                13,002,175
                                                               -----------
                                           Iron/Steel Total     13,002,175
                                                               -----------
                                      BASIC MATERIALS TOTAL     68,533,528

COMMUNICATIONS - 12.9%

   ADVERTISING - 2.0%

   ADVERTISING SALES - 2.0%
       Lamar Media Corp.
          7.250% 01/01/13                        29,383,000     30,925,608
                                                               -----------
                                                                30,925,608
                                                               -----------
                                          Advertising Total     30,925,608

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   MEDIA - 8.6%

   CABLE TV - 4.4%
       DirecTV Holdings
          6.375% 06/15/15(a)                      6,135,000      6,119,663
          8.375% 03/15/13                        16,182,000     17,759,745
       EchoStar DBS Corp.
          5.750% 10/01/08                        15,125,000     14,973,750
          6.625% 10/01/14                         8,170,000      8,098,512
       Rogers Cable, Inc.
          6.250% 06/15/13                         9,790,000      9,765,525
          7.875% 05/01/12                        11,225,000     12,193,156
                                                               -----------
                                                                68,910,351

   MULTIMEDIA - 0.6%
       Emmis Operating Co.
          6.875% 05/15/12                         8,645,000      8,688,225
                                                               -----------
                                                                 8,688,225

   PUBLISHING-PERIODICALS - 3.1%
       Dex Media West LLC
          5.875% 11/15/11                        26,043,000     25,522,140
       R.H. Donnelley Finance Corp.
          10.875% 12/15/12(a)                    20,265,000     23,406,075
                                                               -----------
                                                                48,928,215

   TELEVISION - 0.5%
       LIN Television Corp.
          6.500% 05/15/13                         8,250,000      7,878,750
                                                               -----------
                                                                 7,878,750
                                                               -----------
                                                Media Total    134,405,541

   TELECOMMUNICATIONS - 2.3%

   CELLULAR TELECOMMUNICATIONS - 2.3%
       Nextel Communications, Inc.
          5.950% 03/15/14                           275,000        284,969
          7.375% 08/01/15                        17,975,000     19,390,531
       Rogers Wireless, Inc.
          7.500% 03/15/15                         7,865,000      8,572,850
          8.000% 12/15/12                         7,475,000      7,998,250
                                                               -----------
                                                                36,246,600
                                                               -----------
                                   Telecommunications Total     36,246,600
                                                               -----------
                                       COMMUNICATIONS TOTAL    201,577,749

CONSUMER CYCLICAL - 22.2%

   AUTO PARTS & EQUIPMENT - 0.7%

   AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.7%
       Accuride Corp.
          8.500% 02/01/15                         6,655,000      6,921,200
       TRW Automotive, Inc.
          9.375% 02/15/13                         4,195,000      4,677,425
                                                               -----------
                                                                11,598,625
                                                               -----------
                               Auto Parts & Equipment Total     11,598,625

                           See Accompanying Notes to Financial Statements. | 101

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA CONSERVATIVE HIGH YIELD FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   ENTERTAINMENT - 2.9%

   MUSIC - 0.7%
       Warner Music Group
          7.375% 04/15/14                        11,105,000     11,299,338
                                                               -----------
                                                                11,299,338

   RACETRACKS - 1.1%
       Speedway Motorsports, Inc.
          6.750% 06/01/13                        16,983,000     17,577,405
                                                               -----------
                                                                17,577,405
   THEATERS - 1.1%
       Cinemark USA, Inc.
          9.000% 02/01/13                        15,815,000     16,763,900
                                                               -----------
                                                                16,763,900
                                                               -----------
                                        Entertainment Total     45,640,643

   HOME BUILDERS - 2.5%

   BUILDING-RESIDENTIAL/COMMERCIAL - 2.5%
       Beazer Homes USA, Inc.
          6.875% 07/15/15(a)                      7,800,000      7,673,250
       K. Hovnanian Enterprises, Inc.
          6.000% 01/15/10                         4,865,000      4,755,538
          6.375% 12/15/14                         4,160,000      4,076,800
          6.500% 01/15/14                         6,315,000      6,236,062
       KB Home
          5.875% 01/15/15                         5,730,000      5,558,100
          7.750% 02/01/10                         5,150,000      5,407,500
          8.625% 12/15/08                         1,665,000      1,798,200
          9.500% 02/15/11                         2,565,000      2,731,725
                                                               -----------
                                                                38,237,175
                                                               -----------
                                        Home Builders Total     38,237,175

   HOME FURNISHINGS - 0.6%

   HOME FURNISHINGS - 0.6%
       Sealy Mattress Co.
          8.250% 06/15/14                         8,005,000      8,485,300
                                                               -----------
                                                                 8,485,300
                                                               -----------
                                     Home Furnishings Total      8,485,300

   LEISURE TIME - 2.5%

   CRUISE LINES - 1.9%
       Royal Caribbean Cruises Ltd.
          6.750% 03/15/08                         3,325,000      3,433,063
          6.875% 12/01/13                         6,275,000      6,682,875
          8.750% 02/02/11                        17,990,000     20,418,650
                                                               -----------
                                                                30,534,588

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   LEISURE & RECREATIONAL PRODUCTS - 0.6%
       Leslie's Poolmart
          7.750% 02/01/13                         8,630,000      8,845,750
                                                               -----------
                                                                 8,845,750
                                                               -----------
                                         Leisure Time Total     39,380,338

   LODGING - 9.2%

   CASINO HOTELS - 8.3%
       Caesars Entertainment, Inc.
          7.875% 03/15/10                        16,775,000     18,515,406
          8.875% 09/15/08                         5,150,000      5,684,313
          9.375% 02/15/07                         5,875,000      6,234,844
       CCM Merger, Inc.
          8.000% 08/01/13(a)                      7,575,000      7,726,500
       Kerzner International Ltd.
          8.875% 08/15/11                        14,285,000     15,249,237
       MGM Mirage
          6.000% 10/01/09                        27,980,000     27,980,000
          8.500% 09/15/10                         4,065,000      4,471,500
       Station Casinos, Inc.
          6.500% 02/01/14                        16,120,000     16,442,400
          6.875% 03/01/16                        13,540,000     13,844,650
       Wynn Las Vegas LLC
          6.625% 12/01/14                        13,830,000     13,432,387
                                                               -----------
                                                               129,581,237

   HOTELS & MOTELS - 0.9%
       ITT Corp.
          6.750% 11/15/05                           800,000        803,000
       Starwood Hotels & Resorts Worldwide, Inc.
          7.375% 05/01/07                         1,300,000      1,347,125
          7.875% 05/01/12                        11,180,000     12,409,800
                                                               -----------
                                                                14,559,925
                                                               -----------
                                              Lodging Total    144,141,162

   RETAIL - 3.8%

   RETAIL-AUTOMOBILES - 1.6%
       AutoNation, Inc.
          9.000% 08/01/08                        14,330,000     15,870,475
       Group 1 Automotive, Inc.
          8.250% 08/15/13                         8,045,000      8,246,125
                                                               -----------
                                                                24,116,600

   RETAIL-CONVENIENCE STORE - 1.1%
       Couche-Tard US LP
          7.500% 12/15/13                        16,480,000     17,139,200
                                                               -----------
                                                                17,139,200

   RETAIL-PROPANE DISTRIBUTORS - 0.6%
       Suburban Propane Partners
          6.875% 12/15/13                         9,675,000      9,360,562
                                                               -----------
                                                                 9,360,562

102 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA CONSERVATIVE HIGH YIELD FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   RETAIL - (CONTINUED)

   RETAIL-RESTAURANTS - 0.5%
       Domino's, Inc.
         8.250% 07/01/11                          7,805,000      8,351,350
                                                               -----------
                                                                 8,351,350
                                                               -----------
                                               Retail Total     58,967,712
                                                               -----------
                                    CONSUMER CYCLICAL TOTAL    346,450,955

CONSUMER NON-CYCLICAL - 17.9%

   BEVERAGES - 3.7%

   BEVERAGES-NON-ALCOHOLIC - 2.0%
       Cott Beverages, Inc.
          8.000% 12/15/11                        29,625,000     31,180,312
                                                               -----------
                                                                31,180,312
   BEVERAGES-WINE/SPIRITS - 1.7%
       Constellation Brands, Inc.
          8.000% 02/15/08                         3,850,000      4,052,125
          8.125% 01/15/12                        17,585,000     18,706,044
          8.625% 08/01/06                         3,100,000      3,200,750
                                                               -----------
                                                                25,958,919
                                                               -----------
                                            Beverages Total     57,139,231

   COMMERCIAL SERVICES - 4.7%

   COMMERCIAL SERVICES - 2.2%
       Iron Mountain, Inc.
          7.750% 01/15/15                         7,450,000      7,636,250
          8.625% 04/01/13                        17,140,000     17,997,000
       Mac-Gray Corp.
          7.625% 08/15/15(a)                      7,825,000      8,079,312
                                                               -----------
                                                                33,712,562

   FUNERAL SERVICES & RELATED ITEMS - 0.5%
       Stewart Enterprises, Inc.
          6.250% 02/15/13(a)                      8,105,000      7,821,325
                                                               -----------
                                                                 7,821,325

   PRIVATE CORRECTIONS - 1.5%
       Corrections Corp. of America
          6.250% 03/15/13                           595,000        587,563
          7.500% 05/01/11                        22,655,000     23,334,650
                                                               -----------
                                                                23,922,213

   RENTAL AUTO/EQUIPMENT - 0.5%
       United Rentals, Inc.
          7.000% 02/15/14                         7,100,000      6,709,500
          7.750% 11/15/13                           845,000        823,875
                                                               -----------
                                                                 7,533,375
                                                               -----------
                                  Commercial Services Total     72,989,475

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   FOOD - 0.5%

   FOOD-MISCELLANEOUS/DIVERSIFIED - 0.5%
       Del Monte Corp.
          6.750% 02/15/15(a)                      7,705,000      7,859,100
                                                               -----------
                                                                 7,859,100
                                                               -----------
                                                 Food Total      7,859,100

   HEALTHCARE SERVICES - 6.4%

   MEDICAL-HMO - 1.0%
       Coventry Health Care, Inc.
          5.875% 01/15/12                        15,540,000     15,928,500
                                                               -----------
                                                                15,928,500

   MEDICAL-HOSPITALS - 3.4%
       Community Health Systems, Inc.
          6.500% 12/15/12                         2,550,000      2,581,875
       HCA, Inc.
          6.950% 05/01/12                        29,545,000     31,149,884
       Triad Hospitals, Inc.
          7.000% 05/15/12                        14,903,000     15,424,605
          7.000% 11/15/13                         3,875,000      3,981,563
                                                               -----------
                                                                53,137,927

   MEDICAL-NURSING HOMES - 0.5%
       Extendicare Health Services, Inc.
          6.875% 05/01/14                         7,125,000      7,018,125
          9.500% 07/01/10                         1,280,000      1,353,600
                                                               -----------
                                                                 8,371,725

   MEDICAL-OUTPATIENT/HOME MEDICAL - 0.5%
       Select Medical Corp.
          7.625% 02/01/15                         8,595,000      8,358,638
                                                               -----------
                                                                 8,358,638
   MEDICAL PRODUCTS - 1.0%
       Fisher Scientific International, Inc.
          6.750% 08/15/14                        14,360,000     15,006,200
                                                               -----------
                                                                15,006,200
                                                               -----------
                                  Healthcare Services Total    100,802,990

   HOUSEHOLD PRODUCTS/WARES - 1.4%

   CONSUMER PRODUCTS-MISCELLANEOUS - 1.4%
       Scotts Co.
          6.625% 11/15/13                        21,530,000     22,175,900
                                                               -----------
                                                                22,175,900
                                                               -----------
                             Household Products/Wares Total     22,175,900

   PHARMACEUTICALS - 1.2%

   MEDICAL-WHOLESALE DRUG DISTRIBUTION - 0.7%
       AmerisourceBergen Corp.
          8.125% 09/01/08                         9,610,000     10,522,950
                                                               -----------
                                                                10,522,950

                           See Accompanying Notes to Financial Statements. | 103

--------------------------------------------------------------------------------
AUGUST 31, 2005                            COLUMBIA CONSERVATIVE HIGH YIELD FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   PHARMACEUTICALS - (CONTINUED)

   PHARMACY SERVICES - 0.5%
       Omnicare, Inc.
          6.125% 06/01/13                         1,680,000      1,650,600
          Series B,
          8.125% 03/15/11                         6,470,000      6,761,150
                                                               -----------
                                                                 8,411,750
                                                               -----------
                                      Pharmaceuticals Total     18,934,700
                                                               -----------
                                CONSUMER NON-CYCLICAL TOTAL    279,901,396

ENERGY - 14.4%

   COAL - 3.6%

   COAL - 3.6%
       Arch Western Finance LLC
          6.750% 07/01/13                        24,790,000     25,347,775
       Peabody Energy Corp.
          5.875% 04/15/16                         2,775,000      2,747,250
          6.875% 03/15/13                        26,710,000     27,845,175
                                                               -----------
                                                                55,940,200
                                                               -----------
                                                 Coal Total     55,940,200

   OIL & GAS - 6.2%

   OIL & GAS DRILLING - 0.5%
       Pride International, Inc.
          7.375% 07/15/14                         7,225,000      7,803,000
                                                               -----------
                                                                 7,803,000

   OIL COMPANIES-EXPLORATION & PRODUCTION - 5.7%
       Chesapeake Energy Corp.
          6.375% 06/15/15                        18,735,000     19,062,862
          7.500% 09/15/13                        10,195,000     10,985,113
          7.750% 01/15/15                           425,000        457,938
       Newfield Exploration Co.
          6.625% 09/01/14                        19,255,000     20,121,475
       Plains Exploration & Production Co.
          7.125% 06/15/14                        13,265,000     14,160,387
       Pogo Producing Co.
          6.625% 03/15/15(a)                      7,050,000      7,261,500
          8.250% 04/15/11                         3,080,000      3,249,400
       Vintage Petroleum, Inc.
          7.875% 05/15/11                         7,125,000      7,481,250
          8.250% 05/01/12                         6,025,000      6,476,875
                                                               -----------
                                                                89,256,800
                                                               -----------
                                            Oil & Gas Total     97,059,800

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   OIL & GAS SERVICES - 2.6%

   OIL-FIELD SERVICES - 1.8%
       Hornbeck Offshore Services, Inc.
          Series B,
          6.125% 12/01/14                         9,975,000      9,999,938
       Universal Compression, Inc.
          7.250% 05/15/10                        16,245,000     16,976,025
                                                               -----------
                                                                26,975,963

   OIL FIELD MACHINERY & EQUIPMENT - 0.8%
       Grant Prideco, Inc.
          6.125% 08/15/15(a)                     12,725,000     12,884,062
                                                               -----------
                                                                12,884,062
                                                               -----------
                                   Oil & Gas Services Total     39,860,025
   PIPELINES - 2.0%

   PIPELINES - 2.0%
       MarkWest Energy Partners LP
          6.875% 11/01/14(a)                      8,725,000      8,790,437
       Williams Companies, Inc.
          7.125% 09/01/11                         4,870,000      5,162,200
          8.125% 03/15/12                        16,220,000     18,085,300
                                                               -----------
                                                                32,037,937
                                                               -----------
                                            Pipelines Total     32,037,937
                                                               -----------
                                               ENERGY TOTAL    224,897,962

FINANCIALS - 1.1%

   REAL ESTATE INVESTMENT TRUSTS - 1.1%

   REITS-DIVERSIFIED - 0.5%
       iStar Financial, Inc.
          Series B,
          5.125% 04/01/11                         7,350,000      7,327,068
          7.000% 03/15/08                           250,000        262,708
                                                               -----------
                                                                 7,589,776

   REITS-HOTELS - 0.6%
       Host Marriott LP
          6.375% 03/15/15                         8,775,000      8,753,062
                                                               -----------
                                                                 8,753,062
                                                               -----------
                        Real Estate Investment Trusts Total     16,342,838
                                                               -----------
                                           FINANCIALS TOTAL     16,342,838

   INDUSTRIALS - 16.4%

   AEROSPACE & DEFENSE - 3.1%

   AEROSPACE/DEFENSE-EQUIPMENT - 1.1%
       TransDigm, Inc.
          8.375% 07/15/11                        15,710,000     16,613,325
                                                               -----------
                                                                16,613,325

104 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                            COLUMBIA CONSERVATIVE HIGH YIELD FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   AEROSPACE & DEFENSE - (CONTINUED)

   ELECTRONICS-MILITARY - 2.0%

       L-3 Communications Corp.
          5.875% 01/15/15                         3,000,000      2,940,000
          6.125% 07/15/13                         1,855,000      1,873,550
          6.375% 10/15/15(a)                     11,515,000     11,716,513
          7.625% 06/15/12                        14,075,000     14,919,500
                                                               -----------
                                                                31,449,563
                                                               -----------
                                  Aerospace & Defense Total     48,062,888

   ENVIRONMENTAL CONTROL - 1.0%

   NON-HAZARDOUS WASTE DISPOSAL - 1.0%
       Allied Waste North America, Inc.
          6.375% 04/15/11                         7,600,000      7,315,000
          6.500% 11/15/10                         7,875,000      7,717,500
          Series B,
          9.250% 09/01/12                         1,383,000      1,504,013
                                                               -----------
                                                                16,536,513
                                                               -----------
                                Environmental Control Total     16,536,513

   HAND/MACHINE TOOLS - 1.0%

   MACHINE TOOLS & RELATED PRODUCTS - 1.0%
       Kennametal, Inc.
          7.200% 06/15/12                        14,345,000     15,888,665
                                                               -----------
                                                                15,888,665
                                                               -----------
                                   Hand/Machine Tools Total     15,888,665

   MACHINERY-DIVERSIFIED - 1.6%

   MACHINERY-GENERAL INDUSTRY - 1.6%
       Manitowoc Co., Inc.
          7.125% 11/01/13                         7,365,000      7,687,219
       Westinghouse Air Brake
          Technologies Corp.
          6.875% 07/31/13                        16,475,000     17,051,625
                                                               -----------
                                                                24,738,844
                                                               -----------
                                Machinery-Diversified Total     24,738,844

   PACKAGING & CONTAINERS - 6.2%

   CONTAINERS-METAL/GLASS - 4.9%
       Ball Corp.
          6.875% 12/15/12                        29,047,000     30,208,880
          7.750% 08/01/06                           850,000        869,125
       Owens-Brockway Glass Container, Inc.
          6.750% 12/01/14                         3,875,000      3,865,313
          8.875% 02/15/09                         7,225,000      7,640,437
       Owens-Illinois, Inc.
          7.500% 05/15/10                        11,000,000     11,385,000
       Silgan Holdings, Inc.
          6.750% 11/15/13                        22,380,000     22,855,575
                                                               -----------
                                                                76,824,330

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

   CONTAINERS-PAPER/PLASTIC - 1.3%
       Jefferson Smurfit Corp.
          8.250% 10/01/12                         3,745,000      3,716,913
       Smurfit-Stone Container Corp.
          8.375% 07/01/12                         5,185,000      5,172,037
          9.750% 02/01/11                         5,425,000      5,655,562
       Stone Container Finance
          7.375% 07/15/14                         5,540,000      5,249,150
                                                               -----------
                                                                19,793,662
                                                               -----------
                               Packaging & Containers Total     96,617,992

   TRANSPORTATION - 3.5%

   TRANSPORTATION-MARINE - 2.4%
       Overseas Shipholding Group
          8.250% 03/15/13                         8,925,000      9,594,375
       Teekay Shipping Corp.
          8.875% 07/15/11                        24,286,000     27,837,827
                                                               -----------
                                                                37,432,202
   TRANSPORTATION-SERVICES - 1.1%
       Offshore Logistics, Inc.
          6.125% 06/15/13                        17,800,000     17,444,000
                                                               -----------
                                                                17,444,000
                                                               -----------
                                       Transportation Total     54,876,202
                                                               -----------
                                          INDUSTRIALS TOTAL    256,721,104

TECHNOLOGY - 1.1%

   SEMICONDUCTORS - 1.1%

   ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.1%
       Freescale Semiconductor, Inc.
          6.875% 07/15/11                        16,380,000     17,199,000
                                                               -----------
                                                                17,199,000
                                                               -----------
                                       Semiconductors Total     17,199,000
                                                               -----------
                                           TECHNOLOGY TOTAL     17,199,000

UTILITIES - 3.7%

   ELECTRIC - 3.7%

   ELECTRIC-GENERATION - 2.2%
       AES Corp.
          7.750% 03/01/14                        18,190,000     19,690,675
       Texas Genco LLC
          6.875% 12/15/14(a)                     15,040,000     15,641,600
                                                               -----------
                                                                35,332,275
   ELECTRIC-INTEGRATED - 1.5%
       Nevada Power Co.
          5.875% 01/15/15(a)                      5,000,000      5,025,000
          6.500% 04/15/12                         3,950,000      4,068,500
       NorthWestern Corp.
          5.875% 11/01/14(a)                        975,000        999,375

                           See Accompanying Notes to Financial Statements. | 105

--------------------------------------------------------------------------------
AUGUST 31, 2005                            COLUMBIA CONSERVATIVE HIGH YIELD FUND

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

UTILITIES - (CONTINUED)

   ELECTRIC - (CONTINUED)

   ELECTRIC-INTEGRATED - (CONTINUED)
       TECO Energy, Inc.
          6.750% 05/01/15(a)                      6,320,000      6,722,900
          7.000% 05/01/12                         5,675,000      6,100,625
                                                             -------------
                                                                22,916,400
                                                             -------------
                                             Electric Total     58,248,675
                                                             -------------
                                            UTILITIES TOTAL     58,248,675

                 Total Corporate Fixed-Income Bonds & Notes
                                   (cost of $1,453,717,495)  1,469,873,207

SHORT-TERM OBLIGATION - 4.6%

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.430%, collateralized by a
       U.S. Treasury Note maturing 09/30/06,
       market value of $72,810,191
       (repurchase proceeds $71,388,801)         71,382,000     71,382,000
                                                             -------------

                                Total Short-Term Obligation
                                      (cost of $71,382,000)     71,382,000

                                  TOTAL INVESTMENTS - 98.7%
                                (COST OF $1,525,099,495)(b)  1,541,255,207

                     OTHER ASSETS & LIABILITIES, NET - 1.3%     19,883,991

                                        NET ASSETS - 100.0%  1,561,139,198

--------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities, which did not include any illiquid securities, amounted to $137,726,612, which represents 8.8% of net assets.

(b)   Cost for federal income tax purposes is $1,532,722,474.

      At August 31, 2005, the asset allocation of the Fund is as follows:

                                                                 % OF
      ASSET ALLOCATION (UNAUDITED)                             NET ASSETS
      --------------------------------------------------------------------
      Corporate Fixed-Income Bonds & Notes                          94.1%
      Short-Term Obligation                                          4.6
      Other Assets & Liabilities, Net                                1.3
                                                                   -----
                                                                   100.0%
                                                                   =====

               ACRONYM                                   NAME
               -------                                   ----
                REIT                         Real Estate Investment Trust

106 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2005                                    COLUMBIA DAILY INCOME COMPANY

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

COMMERCIAL PAPER - 42.7%

       Amstel Funding Corp.
          3.250% 10/18/05 (a)                     3,000,000      2,987,271
       Atlantis One Funding Corp.
          3.200% 09/19/05 (a)                    10,000,000      9,984,000
       Cancara Asset Securitisation LLC
          3.250% 09/01/05 (a)                     5,000,000      5,000,000
       Charta Corp.
          3.760% 11/21/05 (a)                     9,000,000      8,923,860
       Concord Minutemen Capital Co.
          3.300% 10/18/05 (c)                     5,000,000      4,978,458
          3.330% 10/20/05 (c)                     5,000,000      4,977,338
       CRC Funding LLC.
          3.730% 11/21/05 (a)                     5,000,000      4,958,038
       Crown Point Capital Co.
          3.680% 01/12/06 (c)                     5,000,000      4,932,022
       Galaxy Funding, Inc.
          3.280% 09/06/05 (a)                    10,000,000      9,995,444
       Georgetown Funding Co. LLC
          3.510% 09/22/05 (a)                     5,000,000      4,989,763
       Giro Balanced Funding Corp.
          3.200% 09/23/05 (a)                     6,000,000      5,988,267
       Grampian Funding LLC
          3.130% 09/09/05 (a)                    10,000,000      9,993,044
          3.450% 10/04/05 (a)                     6,000,000      5,981,025
          3.920% 02/17/06 (a)                     4,000,000      3,926,391
       Ivory Funding Corp.
          3.290% 09/12/05 (a)                     7,132,000      7,124,830
       Lexington Parker Capital Corp.
          3.410% 09/21/05 (a)                     4,326,000      4,317,805
          3.900% 02/15/06 (a)                     5,000,000      4,909,542
       Mane Funding Corp.
          3.750% 11/21/05 (a)                    15,000,000     14,873,437
       Millstone Funding Corp.
          3.610% 09/23/05 (a)                     2,000,000      1,995,588
       Picaros Funding LLC
          3.540% 11/08/05 (a)                     4,000,000      3,973,253
          3.920% 02/17/06 (a)                     3,000,000      2,944,793
       Premier Asset Collateralized
          Entity LLC
          3.290% 09/01/05 (c)                     5,000,000      5,000,000
          3.250% 09/01/05 (c)                     2,500,000      2,500,000
       Scaldis Capital LLC
          3.300% 10/21/05 (a)                     3,883,000      3,865,203
          3.360% 11/10/05 (a)                     8,839,000      8,781,252
          3.470% 10/11/05 (a)                     5,000,000      4,980,722
          3.730% 11/21/05 (a)                     2,000,000      1,983,215
       Sedna Finance, Inc.
          3.760% 11/23/05 (c)                     5,000,000      4,956,656
       Sigma Finance, Inc.
          3.365% 11/22/05 (c)                     5,000,000      4,961,676
       Solitaire Funding LLC
          3.370% 09/22/05 (a)                    10,000,000      9,980,342
          3.420% 09/30/05 (a)                     6,000,000      5,983,470
       Stanfield Victoria Funding LLC
          3.510% 10/31/05 (c)                     5,000,000      4,970,750

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
       Sunbelt Funding Corp.
          3.560% 09/19/05 (a)                    20,534,000     20,497,449
       Surrey Funding Corp.
          3.330% 09/16/05 (a)                     2,000,000      1,997,225
                                                               -----------

                                     Total Commercial Paper
                                     (cost of $208,212,129)    208,212,129

CORPORATE FIXED-INCOME BONDS & NOTES - 39.2%

CONSUMER NON-CYCLICAL - 1.0%

   PHARMACEUTICALS - 1.0%
       Pfizer, Inc.
          3.660% 11/04/05 (b)                     5,000,000      4,997,750
                                                               -----------
                                      Pharmaceuticals Total      4,997,750
                                                               -----------
                                CONSUMER NON-CYCLICAL TOTAL      4,997,750

FINANCIALS - 38.2%

   COMMERCIAL BANKS - 3.9%
       US Bank NA
          3.757% 02/17/06 (b)                     9,000,000      8,999,967
       Wells Fargo & Co.
          3.510% 09/29/05 (b)                    10,000,000     10,000,441
                                                               -----------
                                     Commercial Banks Total     19,000,408

   DIVERSIFIED FINANCIAL SERVICES - 34.3%
       1800 Indian Wood Ltd.
          LOC: Fifth Third Bank
          3.640% 04/01/26 (b)                     1,000,000      1,000,000
       500 Thomas Moore Building LLC
          LOC: Fifth Third Bank
          3.640% 06/01/22 (b)                     1,000,000      1,000,000
       Absom LLC
          LOC: Fifth Third Bank
          3.700% 06/01/15 (b)                     2,110,000      2,110,000
       Al-Fe Heat Treating, Inc.
          LOC: National City
          Bank of Indiana
          3.710% 05/01/21 (b)                     3,000,000      3,000,000
       American Made LLC
          LOC: National City Bank
          3.660% 12/01/24 (b)                     6,045,000      6,045,000
       Beckfield Properties LLC
          LOC: Fifth Third Bank
          3.640% 12/01/24 (b)                     1,000,000      1,000,000
       Beta Finance, Inc.
          3.315% 06/13/06 (b)(c)                 10,000,000      9,999,509
       Bleach Tech/LDJ Seville
          LOC: National City Bank
          3.660% 11/01/35 (b)                     5,120,000      5,120,000

                           See Accompanying Notes to Financial Statements. | 107

________________________________________________________________________________
AUGUST 31, 2005                                    COLUMBIA DAILY INCOME COMPANY

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)
       CC USA, Inc.
          3.310% 12/02/05 (b)(c)                  5,000,000      4,999,653
       Central Avenue Properties Ltd.
          LOC: Fifth Third Bank
          3.640% 11/01/23 (b)                     1,225,000      1,225,000
       Central Supply Co.
          LOC: Fifth Third Bank
          3.640% 08/01/23 (b)                     3,865,000      3,865,000
       Chagrin Valley Partners LLC
          LOC: Fifth Third Bank
          3.640% 11/01/13 (b)                     1,080,000      1,080,000
       DiGerinomo Aggregates
          LOC: National City Bank
          3.660% 01/01/15 (b)                     5,395,000      5,395,000
       Elder Land Development Corp.
          LOC: Fifth Third Bank
          3.640% 09/01/23 (b)                     1,720,000      1,720,000
       Encore Commercial
          Development LLC
          LOC: Fifth Third Bank
          3.640% 06/01/23 (b)                     1,510,000      1,510,000
       Falls Village Realty LLC
          LOC: Fifth Third Bank
          3.640% 12/01/29 (b)                     3,000,000      3,000,000
       Fresh Unlimited, Inc.
          LOC: Fifth Third Bank
          3.640% 11/01/44 (b)                     1,000,000      1,000,000
       Grand Rapids Christian School
          LOC: Fifth Third Bank
          3.640% 09/01/28 (b)                     4,120,000      4,120,000
       Harlan Development Co.
          LOC: Fifth Third Bank
          3.640% 12/01/23 (b)                     4,952,500      4,952,500
          3.640% 12/01/23 (b)                     2,505,350      2,505,350
       Harrier Finance Funding LLC
          3.610% 10/25/05 (b)(c)                 10,000,000     10,000,000
       Holten Meat, Inc.
          LOC: US Bank NA
          3.610% 05/01/25 (b)                     6,370,000      6,370,000
       Keating Muething & Klekamp
          LOC: Fifth Third Bank
          3.640% 11/01/24 (b)                     1,000,000      1,000,000
       LRC Meadows Investors LLC
          LOC: JP Morgan Chase Bank
          3.690% 12/01/34 (b)                     1,300,000      1,300,000
       LTC Investors LLC
          LOC: National City Bank
          3.640% 11/01/24 (b)                     2,320,000      2,320,000
       MRN New Gar Hotel Ltd.
          LOC: US Bank NA
          3.660% 10/01/13 (b)                     3,855,000      3,855,000
       Palms at Brentwood LLC
          LOC: Amsouth Bank
          3.640% 12/01/34 (b)                    11,000,000     11,000,000

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------
       Seventh Avenue Associates
          LOC: National City Bank
          3.660% 01/01/27 (b)                     6,190,000      6,190,000
       Sigma Finance, Inc.
          4.000% 08/11/06 (b)(c)                  8,000,000      7,992,975
       Skeletal Properties LLC
          LOC: Fifth Third Bank
          3.640% 06/01/34 (b)                     1,000,000      1,000,000
       Spartan Medical Facility
          LOC: Fifth Third Bank
          3.640% 12/01/26 (b)                     1,500,000      1,500,000
       Sumner Medical Plaza LLC
          LOC: Fifth Third Bank
          3.640% 10/01/10 (b)                     3,470,000      3,470,000
       Tango Finance Corp.
          3.588% 01/17/06 (b)(c)                 10,000,000     10,000,480
       Titan Holdings Group LLC
          LOC: Fifth Third Bank
          3.640% 05/01/12 (b)                     1,350,000      1,350,000
       Union Hospital, Inc.
          LOC: Fifth Third Bank
          3.640% 09/01/25 (b)                     2,150,000      2,150,000
       Vancouver Clinic Building LLC
          LOC: US Bank NA
          3.610% 02/01/25 (b)                     5,000,000      5,000,000
       Whistlejacket Capital Ltd.
          3.531% 10/14/05 (b)(c)                  5,000,000      4,999,798
          3.570% 05/15/06 (b)(c)                  8,000,000      7,999,437
       White Pine Finance LLC
          3.315% 09/07/05 (b)(c)                 10,000,000      9,999,935
          3.580% 04/20/06 (b)(c)                  5,000,000      4,999,532
                                                               -----------
                       Diversified Financial Services Total    167,144,169
                                                               -----------
                                           FINANCIALS TOTAL    186,144,577

                 Total Corporate Fixed-Income Bonds & Notes
                                     (cost of $191,142,327)    191,142,327

MUNICIPAL BONDS - 12.3%

CALIFORNIA - 3.8%
       CA Educational Facilities
          Authority Revenue,
          University Judaism, Series B,
          LOC: Allied Irish Bank
          3.660% 12/01/28 (b)                     6,000,000      6,000,000
       CA San Diego Metropolitan
          Transportation Development
          Board, Pension Obligation
          Revenue, Series B,
          Insured: MBIA,
          SPA: Dexia Credit Local
          3.570% 12/01/33 (b)                    12,595,000     12,595,000
                                                               -----------
                                           CALIFORNIA TOTAL     18,595,000

108 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2005                                    COLUMBIA DAILY INCOME COMPANY

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

FLORIDA - 0.2%
       FL Housing Finance Corp. Revenue,
          Waterford Pointe,
          Series E-2,
          LOC: FNMA
          3.660% 02/15/33 (b)                     1,150,000      1,150,000
                                                               -----------
                                              FLORIDA TOTAL      1,150,000

GEORGIA - 0.2%
       GA Burke County Industrial
          Development Authority Revenue,
          Fleetguard, Inc. Project,
          Series 2003,
          LOC: Fifth Third Bank
          3.640% 08/01/18 (b)                       925,000        925,000
                                                               -----------
                                              GEORGIA TOTAL        925,000

INDIANA - 0.2%
       IN Industrial Development
          Authority Revenue,
          Lawrence Utilities,
          Series 2003 B,
          LOC: Fifth Third Bank
          3.660% 07/01/23 (b)                                    1,000,000
                                                               -----------
                                              INDIANA TOTAL      1,000,000

KENTUCKY - 0.3%
       KY Henderson Regional Industrial
          Development Authority Revenue,
          LOC: Fifth Third Bank
          3.640% 07/01/23 (b)                     1,670,000      1,670,000
                                                               -----------
                                             KENTUCKY TOTAL      1,670,000

MARYLAND - 2.8%
       MD Baltimore Project Revenue,
          Baltimore Parking Facilities,
          Series 2002,
          Insured: FGIC
          SPA: Dexia Credit Local
          3.670% 07/01/32 (b)                    13,555,000     13,555,000
                                                               -----------
                                             MARYLAND TOTAL     13,555,000

PENNSYLVANIA - 2.8%
       PA Donegal Crossing LLC,
          LOC: Federal Home Loan Bank
          3.610% 08/15/27 (b)                    13,380,000     13,380,000
                                                               -----------
                                         PENNSYLVANIA TOTAL     13,380,000

                                                    PAR ($)      VALUE ($)
--------------------------------------------------------------------------

TEXAS - 2.0%
       TX Harris County Houston Texas
          Sports Authority Special Revenue,
          Series E,
          Insured: MBIA,
          SPA: JPMorgan Chase Bank
          3.590% 11/15/30 (b)                     9,600,000      9,600,000
                                                               -----------
                                                TEXAS TOTAL      9,600,000

                                     Total Municipal Bonds
                                      (cost of $59,875,000)     59,875,000

GOVERNMENT AGENCIES & OBLIGATIONS - 4.1%

U.S. GOVERNMENT AGENCY - 4.1%
       Federal National Mortgage
          Association
          3.386% 10/03/05 (b)                    20,000,000     19,998,483
                                                               -----------
                               U.S. GOVERNMENT AGENCY TOTAL     19,998,483

                   Total Government Agencies & Obligations
                                      (cost of $19,998,483)     19,998,483

CERTIFICATES OF DEPOSIT - 2.6%

       Barclays Bank PLC
          3.552% 06/21/06 (b)                     5,000,000      4,999,500
       CS First Boston
          3.500% 12/29/05 (b)                     8,000,000      8,001,640
                                                               -----------

                              Total Certificates of Deposit
                                      (cost of $13,001,140)     13,001,140

REPURCHASE AGREEMENT - 0.1%

       Repurchase agreement with State Street
       Bank & Trust Co., dated 08/31/05, due
       09/01/05 at 3.470%, collateralized by a
       U.S. Government Agency Obligation
       maturing 06/02/06, market value of
       $370,925 (repurchase proceeds
       $361,035)                                    361,000        361,000
                                                               -----------

                                 Total Repurchase Agreement
                                         (cost of $361,000)        361,000

                                 TOTAL INVESTMENTS - 101.0%
                                 (COST OF $492,590,079) (d)    492,590,079

                   OTHER ASSETS & LIABILITIES, NET - (1.0)%     (4,766,493)

                                        NET ASSETS - 100.0%    487,823,586

                           See Accompanying Notes to Financial Statements. | 109

________________________________________________________________________________
AUGUST 31, 2005                                    COLUMBIA DAILY INCOME COMPANY

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At August 31, 2005, these securities amounted to $170,935,229, which represents 35.0% of net assets.

(b) The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2005.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities, which did not include any illiquid securities, amounted to $108,268,219, which represents 22.2% of net assets.

(d)   Cost for federal income tax purposes is $492,590,079.

               ACRONYM                           NAME
               -------                           -----
                FGIC               Financial Guaranty Insurance Co.
                FNMA             Federal National Mortgage Association
                 LOC                Letter of Credit/Line of Credit
                MBIA                     MBIA Insurance Corp.
                 SPA                  Stand-by Purchase Agreement

110 | See Accompanying Notes to Financial Statements.

                       This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS



                                                           INTERNATIONAL      MID CAP      SMALL CAP    REAL ESTATE
                                                               STOCK          GROWTH        GROWTH         EQUITY      TECHNOLOGY
                                                            FUND (a) ($)     FUND ($)     FUND I ($)      FUND ($)      FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost
    (including short-term obligations)                        896,152,988   693,361,700   177,285,285    476,443,652    50,747,901
   Affiliated investments, at identified cost                          --            --            --             --            --
                                                           --------------   -----------   -----------   ------------   -----------
       Total investments, at identified cost                  896,152,988   693,361,700   177,285,285    476,443,652    50,747,901
                                                           --------------   -----------   -----------   ------------   -----------

   Unaffiliated investments, at value                       1,039,047,663   835,116,901   210,409,313    804,934,973    60,181,183
   Affiliated investments, at value                                    --            --            --             --            --
   Repurchase agreement                                        14,205,000     1,402,000     4,362,000     23,520,000       948,000
                                                           --------------   -----------   -----------   ------------   -----------
       Total investments, at value                          1,053,252,663   836,518,901   214,771,313    828,454,973    61,129,183
   Cash                                                               644           940            43            609        52,478
   Cash at broker                                                      --            --            --             --            --
   Foreign currency
    (cost of $819,307, $1,496 and $74, respectively)              818,468         1,555            --             --            --
   Receivable for:
       Investments sold                                         7,960,703     9,157,360     3,641,961             --     2,335,740
       Capital stock sold                                          94,911       130,578       234,368        636,266       291,573
       Interest                                                     1,353           134           416          2,241            90
       Dividends                                                2,286,150       334,154         6,862        286,162        10,398
       Foreign tax reclaim                                        634,554            --            --             --           286
       Expense reimbursement due from Investment Advisor            2,835            --         2,548             --            --
   Deferred compensation plan                                      35,549        19,957         5,126          7,419         2,589
   Other assets                                                        --           410            --          5,365            --
                                                           --------------   -----------   -----------   ------------   -----------
       Total assets                                         1,065,087,830   846,163,989   218,662,637    829,393,035    63,822,337
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable to custodian bank                                           --            --            --             --            --
   Payable for:
       Investments purchased                                    9,703,944     2,513,948     3,437,075             --     2,805,114
       Capital stock redeemed                                     905,537     1,078,970       301,653      1,229,915        84,348
       Written options, at value (premium of $3,680)                   --            --            --             --         6,600
       Futures variation margin                                        --            --            --             --            --
       Distributions                                                   --            --            --             --            --
       Investment advisory fee                                    751,903       563,819       162,070        531,202        43,602
       Transfer agent fee                                          65,103        82,666        39,502        110,086        18,115
       Pricing and bookkeeping fees                                15,231        13,445         8,301         13,184         4,911
       Merger costs                                                    --            --            --             --            --
       Directors' fees                                                839           589           139            589           314
       Audit fee                                                   30,898        30,738        29,008         23,508        21,301
       Service and distribution fees                               30,060        15,132            --         29,609         7,483
       Custody fee                                                 44,234         2,558         1,342          1,758         1,434
       Legal fee                                                    6,302         6,200         2,124          6,631           500
       Registration fees                                               --            --            --             --            26
       Reports to shareholders                                     46,540        68,148        15,692         55,059           564
       Chief compliance officer expenses and fees                   1,452         1,220           683          1,248           537
   Deferred compensation plan                                      35,549        19,957         5,126          7,419         2,589
   Other liabilities                                                1,215         2,599         1,148          2,407         4,313
                                                           --------------   -----------   -----------   ------------   -----------
       Total liabilities                                       11,638,807     4,399,989     4,003,863      2,012,615     3,001,751

NET ASSETS                                                  1,053,449,023   841,764,000   214,658,774    827,380,420    60,820,586
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
   Paid-in capital                                          1,021,468,201   709,984,046   175,303,000    399,677,508    47,513,024
   Undistributed (overdistributed) net investment income       11,591,579            --            --         (4,839)           --
   Accumulated net investment loss                                     --       (11,999)           --             --       (10,877)
   Accumulated net realized gain (loss)                      (136,718,194)  (11,365,307)    1,869,746     75,696,430     2,940,077
   Unrealized appreciation (depreciation) on:
       Investments                                            157,099,675   143,157,201    37,486,028    352,011,321    10,381,282
       Foreign currency translations                                7,762            59            --             --            --
       Futures contracts                                               --            --            --             --            --
       Written options                                                 --            --            --             --        (2,920)
                                                           --------------   -----------   -----------   ------------   -----------

NET ASSETS                                                  1,053,449,023   841,764,000   214,658,774    827,380,420    60,820,586




                                                                                                           FIXED
                                                             STRATEGIC                    SHORT TERM       INCOME
                                                              INVESTOR       BALANCED        BOND        SECURITIES
                                                              FUND ($)       FUND ($)      FUND ($)       FUND ($)
--------------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost
    (including short-term obligations)                        434,797,082   294,462,579   421,793,972    241,601,656
   Affiliated investments, at identified cost                          --            --     1,523,251             --
                                                           --------------   -----------   -----------   ------------
       Total investments, at identified cost                  434,797,082   294,462,579   423,317,223    241,601,656
                                                           --------------   -----------   -----------   ------------

   Unaffiliated investments, at value                         400,972,529   305,332,476   413,448,148    241,398,186
   Affiliated investments, at value                                    --            --     1,496,161             --
   Repurchase agreement                                       128,038,000     8,699,000     6,291,000      3,858,000
                                                           --------------   -----------   -----------   ------------
       Total investments, at value                            529,010,529   314,031,476   421,235,309    245,256,186
   Cash                                                           214,311            --           258            287
   Cash at broker                                                      --        16,000            --             --
   Foreign currency
    (cost of $819,307, $1,496 and $74, respectively)                   74            --            --             --
   Receivable for:
       Investments sold                                         4,119,112     6,253,031            --      4,254,753
       Capital stock sold                                       1,270,011       113,473       162,827        275,893
       Interest                                                    12,200       950,509     2,919,658      1,878,130
       Dividends                                                  490,004       197,882            --             --
       Foreign tax reclaim                                         19,634           793            --             --
       Expense reimbursement due from Investment Advisor               --            --            --             --
   Deferred compensation plan                                      15,378         5,011        13,907          4,861
   Other assets                                                       274            --            --             --
                                                           --------------   -----------   -----------   ------------
       Total assets                                           535,151,527   321,568,175   424,331,959    251,670,110
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable to custodian bank                                           --        15,073            --             --
   Payable for:
       Investments purchased                                    8,018,142     5,769,044        19,052        773,544
       Capital stock redeemed                                     699,846     1,530,291       440,775        831,651
       Written options, at value (premium of $3,680)                   --            --            --             --
       Futures variation margin                                        --        14,639        94,106         15,720
       Distributions                                                   --            --       894,334         82,984
       Investment advisory fee                                    329,884       142,599       147,594        109,631
       Transfer agent fee                                          69,181        86,961        38,071         79,226
       Pricing and bookkeeping fees                                15,379        13,915         6,774         12,875
       Merger costs                                                    --            --        43,439         82,310
       Directors' fees                                                339         2,487            --            865
       Audit fee                                                   28,468        34,797        31,470         33,699
       Service and distribution fees                              107,879         9,260        35,936          9,234
       Custody fee                                                  4,515         1,972           933          2,172
       Legal fee                                                    3,440            --         3,000          4,000
       Registration fees                                               --            --        11,922             --
       Reports to shareholders                                     39,360        22,253        26,876         31,941
       Chief compliance officer expenses and fees                     948           804           919            738
   Deferred compensation plan                                      15,378         5,011        13,907          4,861
   Other liabilities                                                1,709        10,946         7,860          1,514
                                                           --------------   -----------   -----------   ------------
       Total liabilities                                        9,334,468     7,660,052     1,816,968      2,076,965

NET ASSETS                                                    525,817,059   313,908,123   422,514,991    249,593,145
--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
   Paid-in capital                                            402,801,205   324,089,439   427,251,031    245,429,773
   Undistributed (overdistributed) net investment income        2,283,811       811,316       320,679       (304,997)
   Accumulated net investment loss                                     --            --            --             --
   Accumulated net realized gain (loss)                        26,516,389   (30,556,060)   (2,939,649)       813,839
   Unrealized appreciation (depreciation) on:
       Investments                                             94,213,447    19,568,897    (2,081,914)     3,654,530
       Foreign currency translations                                2,207            --            --             --
       Futures contracts                                               --        (5,469)      (35,156)            --
       Written options                                                 --            --            --             --
                                                           --------------   -----------   -----------   ------------

NET ASSETS                                                    525,817,059   313,908,123   422,514,991    249,593,145




                                                               OREGON
                                                            INTERMEDIATE
                                                             MUNICIPAL       CONSERVATIVE      DAILY
                                                                BOND          HIGH YIELD       INCOME
                                                              FUND ($)         FUND ($)     COMPANY ($)
--------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost
    (including short-term obligations)                        390,876,628    1,525,099,495   492,590,079
   Affiliated investments, at identified cost                          --               --            --
                                                           --------------   --------------  ------------
       Total investments, at identified cost                  390,876,628    1,525,099,495   492,590,079
                                                           --------------   --------------  ------------

   Unaffiliated investments, at value                         413,609,762    1,469,873,207   492,229,079
   Affiliated investments, at value                                    --               --            --
   Repurchase agreement                                                --       71,382,000       361,000
                                                           --------------   --------------  ------------
       Total investments, at value                            413,609,762    1,541,255,207   492,590,079
   Cash                                                            30,290        1,515,948           689
   Cash at broker                                                      --               --            --
   Foreign currency
    (cost of $819,307, $1,496 and $74, respectively)                   --               --            --
   Receivable for:
       Investments sold                                                --        7,055,752            --
       Capital stock sold                                          11,818        1,786,351       791,520
       Interest                                                 4,693,045       26,405,024     1,135,521
       Dividends                                                       --               --            --
       Foreign tax reclaim                                             --               --            --
       Expense reimbursement due from Investment Advisor               --               --            --
   Deferred compensation plan                                       5,244           12,187         6,171
   Other assets                                                        --               --            --
                                                           --------------   --------------  ------------
       Total assets                                           418,350,159    1,578,030,469   494,523,980
--------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable to custodian bank                                           --               --            --
   Payable for:
       Investments purchased                                           --        8,685,950     4,995,588
       Capital stock redeemed                                     140,942        3,231,078     1,171,474
       Written options, at value (premium of $3,680)                   --               --            --
       Futures variation margin                                        --               --            --
       Distributions                                              338,007        3,773,087        25,844
       Investment advisory fee                                    177,226          737,786       216,931
       Transfer agent fee                                          26,225          115,523       157,098
       Pricing and bookkeeping fees                                16,515           16,233        14,111
       Merger costs                                                    --               --            --
       Directors' fees                                                339              839         2,570
       Audit fee                                                   30,448           33,439        29,216
       Service and distribution fees                                2,688          201,981            --
       Custody fee                                                  1,557            1,393         2,594
       Legal fee                                                    3,056           12,585         6,000
       Registration fees                                               --               --        17,299
       Reports to shareholders                                      8,128           63,639        39,484
       Chief compliance officer expenses and fees                     876            1,947           964
   Deferred compensation plan                                       5,244           12,187         6,171
   Other liabilities                                                1,572            3,604        15,050
                                                           --------------   --------------  ------------
       Total liabilities                                          752,823       16,891,271     6,700,394

NET ASSETS                                                    417,597,336    1,561,139,198   487,823,586
--------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
   Paid-in capital                                            395,554,418    1,562,141,577   487,824,292
   Undistributed (overdistributed) net investment income           88,656       (7,581,535)           --
   Accumulated net investment loss                                     --               --            --
   Accumulated net realized gain (loss)                          (778,872)      (9,576,556)         (706)
   Unrealized appreciation (depreciation) on:
       Investments                                             22,733,134       16,155,712            --
       Foreign currency translations                                   --               --            --
       Futures contracts                                               --               --            --
       Written options                                                 --               --            --
                                                           --------------   --------------  ------------

NET ASSETS                                                    417,597,336    1,561,139,198   487,823,586


(a)   Class G shares were initially offered on March 18, 2005.

See Accompanying Notes to Financial Statements.

                                112 - 113 Spread

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS



                                                         INTERNATIONAL      MID CAP      SMALL CAP     REAL ESTATE
                                                             STOCK          GROWTH         GROWTH        EQUITY       TECHNOLOGY
                                                         FUND (a) ($)       FUND ($)     FUND I ($)     FUND ($)       FUND ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                               71,269,642      6,077,526             --    45,756,237     14,696,362
   Shares outstanding                                        4,523,240        274,226             --     1,643,635      1,676,163
   Net asset value per share (b)(c)                              15.76          22.16             --         27.84           8.77
   Maximum sales charge                                          5.75%          5.75%            --          5.75%          5.75%
   Maximum offering price per share (d)                          16.72          23.51             --         29.54           9.31
---------------------------------------------------------------------------------------------------------------------------------

CLASS B
   Net assets                                                2,025,516      6,377,077             --    14,393,301      3,183,092
   Shares outstanding                                          782,515        294,011             --       516,835        371,610
   Net asset value and offering price per share (b)(c)           15.37          21.69             --         27.85           8.57
---------------------------------------------------------------------------------------------------------------------------------

CLASS C
   Net assets                                                  903,752        673,774             --     4,820,846      1,972,160
   Shares outstanding                                           58,576         30,994             --       173,240        229,677
   Net asset value and offering price per share (b)(c)           15.43          21.74             --         27.83           8.59
---------------------------------------------------------------------------------------------------------------------------------

CLASS D
   Net assets                                                  740,261        437,521             --     4,263,080         22,239
   Shares outstanding                                           47,809         20,150             --       153,112          2,580
   Net asset value and offering price per share (b)(c)           15.48          21.71             --         27.84           8.62
---------------------------------------------------------------------------------------------------------------------------------

CLASS G
   Net assets                                                4,014,635        723,691             --            --             --
   Shares outstanding                                          261,200         33,451             --            --             --
   Net asset value and offering price per share (b)(c)           15.37          21.63             --            --             --
---------------------------------------------------------------------------------------------------------------------------------

CLASS T
   Net assets                                                       --     27,969,357             --            --             --
   Shares outstanding                                               --      1,259,882             --            --             --
   Net asset value per share (b)                                    --          22.20             --            --             --
   Maximum sales charge                                             --          5.75%            --            --              --
   Maximum offering price per share (d)                             --          23.55             --            --             --
---------------------------------------------------------------------------------------------------------------------------------

CLASS Z
   Net assets                                              964,495,217    799,505,054    214,658,774   758,146,956     40,946,733
   Shares outstanding                                       60,866,811     35,674,408      7,720,624    27,216,523      4,624,132
   Net asset value and offering price per share (c)              15.85          22.41          27.80         27.86           8.86




                                                                                                          FIXED
                                                            STRATEGIC                    SHORT TERM      INCOME
                                                            INVESTOR       BALANCED         BOND       SECURITIES
                                                            FUND ($)       FUND ($)       FUND ($)      FUND ($)
------------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                              169,339,860      3,377,929     17,003,802    13,260,039
   Shares outstanding                                        7,985,353        155,293      1,985,266       997,065
   Net asset value per share (b)(c)                              21.21          21.75           8.56         13.30
   Maximum sales charge                                           5.75%          5.75%          4.75%         4.75%
   Maximum offering price per share (d)                          22.50          23.08           8.99         13.96
------------------------------------------------------------------------------------------------------------------

CLASS B
   Net assets                                               49,318,309      8,149,028     19,417,790     4,113,884
   Shares outstanding                                        2,366,233        375,180      2,267,125       309,336
   Net asset value and offering price per share (b)(c)           20.84          21.72           8.56         13.30
------------------------------------------------------------------------------------------------------------------

CLASS C
   Net assets                                               39,253,281        951,918      2,977,928       233,676
   Shares outstanding                                        1,882,734         43,828        347,686        17,569
   Net asset value and offering price per share (b)(c)           20.85          21.72           8.56         13.30
------------------------------------------------------------------------------------------------------------------

CLASS D
   Net assets                                                  525,269        319,787      5,579,063     1,274,493
   Shares outstanding                                           25,209         14,726        651,381        95,834
   Net asset value and offering price per share (b)(c)           20.84          21.72           8.56         13.30
------------------------------------------------------------------------------------------------------------------

CLASS G
   Net assets                                                       --             --        597,537            --
   Shares outstanding                                               --             --         69,766            --
   Net asset value and offering price per share (b)(c)              --             --           8.56            --
------------------------------------------------------------------------------------------------------------------

CLASS T
   Net assets                                                       --             --     17,974,717            --
   Shares outstanding                                               --             --      2,098,625            --
   Net asset value per share (b)                                    --             --           8.56            --
   Maximum sales charge                                             --             --          4.75%            --
   Maximum offering price per share (d)                             --             --           8.99            --
------------------------------------------------------------------------------------------------------------------

CLASS Z
   Net assets                                              267,380,340    301,109,461    358,964,154   230,711,053
   Shares outstanding                                       12,572,719     13,852,575     41,910,763    17,347,955
   Net asset value and offering price per share (c)              21.27          21.74           8.56         13.30




                                                             OREGON
                                                          INTERMEDIATE
                                                           MUNICIPAL      CONSERVATIVE      DAILY
                                                              BOND         HIGH YIELD      INCOME
                                                            FUND ($)        FUND ($)     COMPANY ($)
----------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                                4,300,367      321,402,471           --
   Shares outstanding                                          345,382       37,299,534           --
   Net asset value per share (b)(c)                              12.45             8.62           --
   Maximum sales charge                                          3.25%            4.75%           --
   Maximum offering price per share (d)                          12.87             9.05           --
----------------------------------------------------------------------------------------------------

CLASS B
   Net assets                                                1,226,409       89,101,366           --
   Shares outstanding                                           98,499       10,340,445           --
   Net asset value and offering price per share (b)(c)           12.45             8.62           --
----------------------------------------------------------------------------------------------------

CLASS C
   Net assets                                                  600,664       18,002,390           --
   Shares outstanding                                           48,243        2,089,196           --
   Net asset value and offering price per share (b)(c)           12.45             8.62           --
----------------------------------------------------------------------------------------------------

CLASS D
   Net assets                                                  763,910       58,739,253           --
   Shares outstanding                                           61,353        6,816,798           --
   Net asset value and offering price per share (b)(c)           12.45             8.62           --
----------------------------------------------------------------------------------------------------

CLASS G
   Net assets                                                       --               --           --
   Shares outstanding                                               --               --           --
   Net asset value and offering price per share (b)(c)              --               --           --
----------------------------------------------------------------------------------------------------

CLASS T
   Net assets                                                       --               --           --
   Shares outstanding                                               --               --           --
   Net asset value per share (b)                                    --               --           --
   Maximum sales charge                                             --               --           --
   Maximum offering price per share (d)                             --               --           --
----------------------------------------------------------------------------------------------------

CLASS Z
   Net assets                                              410,705,986    1,073,893,718  487,823,586
   Shares outstanding                                       32,985,752      124,627,655  487,824,292
   Net asset value and offering price per share (c)              12.45             8.62         1.00


(a)   Class G shares were initially offered on March 18, 2005.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) Redemption price per share is equal to net asset value less any applicable redemption fees.

(d)   On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

                                114 - 115 Spread

STATEMENTS OF OPERATIONS _______________________________________________________
FOR THE YEAR ENDED AUGUST 31, 2005                                COLUMBIA FUNDS



                                                              INTERNATIONAL    MID CAP       SMALL CAP    REAL ESTATE
                                                                  STOCK         GROWTH        GROWTH        EQUITY      TECHNOLOGY
                                                              FUND (a)($)      FUND ($)     FUND I ($)     FUND ($)      FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                     25,104,236    3,484,153        445,446    38,301,337      124,489
   Interest                                                         403,849      426,452         63,432       479,981       33,051
   Interest from affiliates                                              --           --             --            --           --
   Foreign taxes withheld                                        (2,654,061)     (37,802)            --       (44,418)     (10,770)
                                                              -------------   ----------    -----------   -----------   ----------
       Total income                                              22,854,024    3,872,803        508,878    38,736,900      146,770
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                                        7,248,268    6,887,146      2,723,457     6,719,241      407,571
   Distribution fee:
       Class B                                                       84,405       42,645             --       101,012       20,743
       Class C                                                        5,344        4,311             --        28,504        8,827
       Class D                                                        5,593        4,056             --        32,425          170
       Class G                                                       12,445        4,544             --            --           --
   Service fee:
       Class A                                                      114,547       13,048             --       101,868       18,799
       Class B                                                       28,135       14,215             --        33,671        6,914
       Class C                                                        1,781        1,437             --         9,501        2,942
       Class D                                                        1,864        1,352             --        10,808           57
       Class G                                                        5,744        2,097             --            --           --
   Shareholder services fee - Class T                                    --       81,615             --            --           --
   Transfer agent fee                                               935,272    1,257,102        434,412     1,058,396      149,540
   Pricing and bookkeeping fees                                     173,965      161,452        113,870       159,371       62,614
   Directors' fees                                                   22,534       26,870         17,838        27,096        7,593
   Custody fee                                                      475,972       36,410         40,420        22,455       15,420
   Audit fee                                                         40,346       37,609         35,355        32,803       23,392
   Registration fees                                                124,558       97,462         32,453        97,175       66,673
   Merger costs                                                      19,170           --             --            --           --
   Chief compliance officer expenses and fees (See Note 4)            6,656        7,037          4,160         7,280        2,703
   Non-recurring costs (See Note 11)                                 14,905       15,365          4,923        16,146          827
   Other expenses                                                   164,789      246,411         77,943       240,454       28,215
                                                              -------------   ----------    -----------   -----------   ----------
       Total Operating Expenses                                   9,486,293    8,942,184      3,484,831     8,698,206      823,000
   Interest expense                                                      --        5,137          7,138            --           --
                                                              -------------   ----------    -----------   -----------   ----------
       Total Expenses                                             9,486,293    8,947,321      3,491,969     8,698,206      823,000
   Expenses waived/reimbursed by Investment Advisor                (102,216)          --             --            --      (27,412)
   Fees waived by Distributor:
       Class C                                                           --           --             --            --           --
       Class D                                                           --           --             --            --           --
   Fees waived by Transfer Agent                                   (707,814)    (425,782)            --            --           --
   Non-recurring costs assumed by Investment Advisor
     (See Note 11)                                                  (14,905)     (15,365)        (4,923)      (16,146)        (827)
   Custody earnings credit                                           (1,296)      (2,478)          (154)       (1,562)      (1,126)
                                                              -------------   ----------    -----------   -----------   ----------
       Net Expenses                                               8,660,062    8,503,696      3,486,892     8,680,498      793,635
                                                              -------------   ----------    -----------   -----------   ----------
   Net Investment Income (Loss)                                  14,193,962   (4,630,893)    (2,978,014)   30,056,402     (646,865)




                                                                                                             FIXED
                                                                STRATEGIC                   SHORT TERM      INCOME
                                                                INVESTOR       BALANCED        BOND       SECURITIES
                                                                FUND ($)       FUND ($)      FUND ($)      FUND ($)
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                      6,228,328    4,006,594            --             --
   Interest                                                       2,984,801    7,302,542     17,604,750    13,984,973
   Interest from affiliates                                              --           --         94,868            --
   Foreign taxes withheld                                          (181,607)      (4,687)            --            --
                                                              -------------   ----------    -----------   -----------
       Total income                                               9,031,522    1,304,449     17,699,618    13,984,973
---------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                                        3,612,063    1,963,794      2,248,697     1,453,869
   Distribution fee:
       Class B                                                      275,539       57,490        166,391        30,615
       Class C                                                      217,429        6,350         23,478         1,748
       Class D                                                        4,742        2,452         56,030        11,162
       Class G                                                           --           --          5,380            --
   Service fee:
       Class A                                                      343,456        7,273         57,565        30,597
       Class B                                                       91,846       19,163         55,464        10,205
       Class C                                                       72,390        2,117          7,826           583
       Class D                                                        1,581          817         18,677         3,721
       Class G                                                           --           --          1,242            --
   Shareholder services fee - Class T                                    --           --         28,676            --
   Transfer agent fee                                               778,351      631,898        374,630       534,949
   Pricing and bookkeeping fees                                     166,411      155,497        169,907       136,610
   Directors' fees                                                   15,721       19,297         18,754        15,105
   Custody fee                                                       54,023       36,449         24,095        21,727
   Audit fee                                                         36,869       37,372         34,462        38,302
   Registration fees                                                102,505       63,519        104,529        65,643
   Merger costs                                                          --           --         43,439        82,310
   Chief compliance officer expenses and fees (See Note 4)            4,970        4,644          5,126         4,053
   Non-recurring costs (See Note 11)                                  8,869        6,932          8,860         5,158
   Other expenses                                                   150,284      106,865         97,182        70,985
                                                              -------------   ----------    -----------   -----------
       Total Operating Expenses                                   5,937,049    3,121,929      3,550,410     2,517,342
   Interest expense                                                      --           --             --            --
                                                              -------------   ----------    -----------   -----------
       Total Expenses                                             5,937,049    3,121,929      3,550,410     2,517,342
   Expenses waived/reimbursed by Investment Advisor                      --           --        (29,236)           --
   Fees waived by Distributor:
       Class C                                                           --           --        (18,782)         (350)
       Class D                                                           --           --        (44,824)       (2,232)
   Fees waived by Transfer Agent                                   (144,483)          --             --            --
   Non-recurring costs assumed by Investment Advisor
     (See Note 11)                                                   (8,869)      (6,932)        (8,860)       (5,158)
   Custody earnings credit                                           (1,398)      (1,004)        (3,396)         (273)
                                                              -------------   ----------    -----------   -----------
       Net Expenses                                               5,782,299    3,113,993      3,445,312     2,509,329
                                                              -------------   ----------    -----------   -----------
   Net Investment Income (Loss)                                   3,249,223    8,190,456     14,254,306    11,475,644




                                                                 OREGON
                                                              INTERMEDIATE
                                                                MUNICIPAL     CONSERVATIVE       DAILY
                                                                  BOND         HIGH YIELD        INCOME
                                                                FUND ($)        FUND ($)      COMPANY ($)
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends                                                             --              --             --
   Interest                                                      19,600,162     110,297,336     14,252,790
   Interest from affiliates                                              --              --             --
   Foreign taxes withheld                                                --              --             --
                                                              -------------    ------------   ------------
       Total income                                              19,600,162     110,297,336     14,252,790
----------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                                        2,132,126       9,467,680      2,773,785
   Distribution fee:
       Class B                                                        9,231         738,175             --
       Class C                                                        3,301         158,454             --
       Class D                                                        5,875         543,124             --
       Class G                                                           --              --             --
   Service fee:
       Class A                                                        9,969         838,170             --
       Class B                                                        3,077         246,059             --
       Class C                                                        1,100          52,818             --
       Class D                                                        1,958         181,041             --
       Class G                                                           --              --             --
   Shareholder services fee - Class T                                    --              --             --
   Transfer agent fee                                               238,988       1,593,866      1,175,181
   Pricing and bookkeeping fees                                     170,288         179,701        158,560
   Directors' fees                                                   13,178          46,921         25,757
   Custody fee                                                       21,147          41,898         22,773
   Audit fee                                                         39,287          41,290         31,754
   Registration fees                                                 61,593         153,053         54,121
   Merger costs                                                          --              --             --
   Chief compliance officer expenses and fees (See Note 4)            4,731           9,324          5,503
   Non-recurring costs (See Note 11)                                  7,693          30,949             --
   Other expenses                                                    57,893         427,697        171,849
                                                              -------------    ------------   ------------
       Total Operating Expenses                                   2,781,435      14,750,220      4,419,283
   Interest expense                                                      --              --             --
                                                              -------------    ------------   ------------
       Total Expenses                                             2,781,435      14,750,220      4,419,283
   Expenses waived/reimbursed by Investment Advisor                      --              --             --
   Fees waived by Distributor:
       Class C                                                       (1,540)        (31,691)            --
       Class D                                                       (2,742)       (108,625)            --
   Fees waived by Transfer Agent                                         --              --             --
   Non-recurring costs assumed by Investment Advisor
   (See Note 11)                                                     (7,693)        (30,949)            --
   Custody earnings credit                                           (1,560)        (22,438)        (3,672)
                                                              -------------   -------------   ------------
       Net Expenses                                               2,767,900      14,556,517      4,415,611
                                                              -------------   -------------   ------------
   Net Investment Income (Loss)                                  16,832,262      95,740,819      9,837,179


(a)   Class G shares were initially offered on March 18, 2005.

See Accompanying Notes to Financial Statements.

                                116 - 117 Spread

STATEMENTS OF OPERATIONS _______________________________________________________
FOR THE YEAR ENDED AUGUST 31, 2005                                COLUMBIA FUNDS



                                                              INTERNATIONAL    MID CAP      SMALL CAP    REAL ESTATE
                                                                  STOCK        GROWTH        GROWTH        EQUITY      TECHNOLOGY
                                                              FUND (a)($)     FUND ($)     FUND I ($)     FUND ($)      FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
    FOREIGN CURRENCY, FOREIGN CAPITAL GAINS TAX,
    FUTURES CONTRACTS AND WRITTEN OPTIONS
    Net realized gain (loss) on:
        Unaffiliated investments                                 64,325,707   119,631,425   102,207,299    81,089,198     6,387,614
        Foreign currency transactions                            (1,643,828)          (99)           --            --        (1,765)
        Foreign capital gains tax                                  (185,530)           --            --            --            --
        Futures contracts                                                --            --            --            --            --
        Written options                                                  --            --            --            --       (35,239)
        Net realized loss on violation of
          investment restriction (See Note 8)                            --            --         2,548            --            --
                                                              -------------   -----------   -----------   -----------   -----------
          Net realized gain (loss)                               62,496,349   119,631,326   102,209,847    81,089,198     6,350,610
                                                              -------------   -----------   -----------   -----------   -----------

    Net change in unrealized appreciation (depreciation) on:
        Investments                                              52,990,926   117,840,710    (3,864,358)   74,511,099     8,215,187
        Foreign currency translations                                (6,416)           40            --            --            --
        Foreign capital gains tax                                    69,167            --            --            --            --
        Futures contracts                                                --            --            --            --            --
        Written options                                                  --            --            --            --        (2,920)
                                                              -------------   -----------   -----------   -----------   -----------
        Net change in unrealized appreciation (depreciation)     53,053,677   117,840,750    (3,864,358)   74,511,099     8,212,267
                                                              -------------   -----------   -----------   -----------   -----------
    Net Gain (Loss)                                             115,550,026   237,472,076    98,345,489   155,600,297    14,562,877
                                                              -------------   -----------   -----------   -----------   -----------

Net Increase Resulting From Operations                          129,743,988   232,841,183    95,367,475   185,656,699    13,916,012




                                                                                                             FIXED
                                                                STRATEGIC                   SHORT TERM      INCOME
                                                                INVESTOR       BALANCED        BOND       SECURITIES
                                                                FUND ($)       FUND ($)      FUND ($)      FUND ($)
---------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
    FOREIGN CURRENCY, FOREIGN CAPITAL GAINS TAX,
    FUTURES CONTRACTS AND WRITTEN OPTIONS
    Net realized gain (loss) on:
        Unaffiliated investments                                 28,676,406    37,567,601    (1,571,738)    2,330,098
        Foreign currency transactions                               (77,636)           --            --            --
        Foreign capital gains tax                                        --            --            --            --
        Futures contracts                                                --           797       605,182        56,703
        Written options                                                  --            --            --            --
        Net realized loss on violation of
          investment restriction (See Note 8)                            --            --            --            --
                                                              -------------   -----------   -----------   -----------
          Net realized gain (loss)                               28,598,770    37,568,398      (966,556)    2,386,801
                                                              -------------   -----------   -----------   -----------

    Net change in unrealized appreciation (depreciation) on:
        Investments                                              41,408,774       671,594    (3,740,653)   (2,844,906)
        Foreign currency translations                                 1,826            --            --            --
        Foreign capital gains tax                                        --            --            --            --
        Futures contracts                                                --        (5,469)       45,001            --
        Written options                                                  --            --            --            --
                                                              -------------   -----------   -----------   -----------
        Net change in unrealized appreciation (depreciation)     41,410,600       666,125    (3,695,652)   (2,844,906)
                                                              -------------   -----------   -----------   -----------
    Net Gain (Loss)                                              70,009,370    38,234,523    (4,662,208)     (458,105)
                                                              -------------   -----------   -----------   -----------

Net Increase Resulting From Operations                           73,258,593    46,424,979     9,592,098    11,017,539




                                                                  OREGON
                                                               INTERMEDIATE
                                                                MUNICIPAL      CONSERVATIVE         DAILY
                                                                   BOND         HIGH YIELD         INCOME
                                                                 FUND ($)        FUND ($)        COMPANY ($)
--------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
    FOREIGN CURRENCY, FOREIGN CAPITAL GAINS TAX,
    FUTURES CONTRACTS AND WRITTEN OPTIONS
    Net realized gain (loss) on:
        Unaffiliated investments                                    (962,900)     15,204,376              (706)
        Foreign currency transactions                                     --              --                --
        Foreign capital gains tax                                         --              --                --
        Futures contracts                                            177,629              --                --
        Written options                                                   --              --                --
        Net realized loss on violation of
          investment restriction (See Note 8)                             --              --                --
                                                              --------------   -------------   ---------------
          Net realized gain (loss)                                  (785,271)     15,204,376              (706)
                                                              --------------   -------------   ---------------

    Net change in unrealized appreciation (depreciation) on:
        Investments                                                1,892,472     (23,698,367)               --
        Foreign currency translations                                     --              --                --
        Foreign capital gains tax                                         --              --                --
        Futures contracts                                                 --              --                --
        Written options                                                   --              --                --
                                                              --------------   -------------   ---------------
        Net change in unrealized appreciation (depreciation)       1,892,472     (23,698,367)               --
                                                              --------------     -----------   ---------------
    Net Gain (Loss)                                                1,107,201      (8,493,991)             (706)
                                                              --------------   -------------   ---------------

Net Increase Resulting From Operations                            17,939,463      87,246,828         9,836,473


(a)   Class G shares were initially offered on March 18, 2005

See Accompanying Notes to Financial Statements.

                                118 - 119 Spread

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                                  COLUMBIA FUNDS



                                                                INTERNATIONAL STOCK FUND               MID CAP GROWTH FUND
                                                              ------------------------------   ---------------------------------

                                                                  YEAR ENDED AUGUST 31,               YEAR ENDED AUGUST 31,
                                                              ------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                              2005 (b)($)      2004 (b)($)        2005 ($)         2004 (b)($)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                   14,193,962       3,691,183        (4,630,893)       (7,794,468)
   Net realized gain on investments and foreign currency,
       net of foreign capital gains tax                           62,496,349      29,666,692       119,631,326       136,610,324
   Net change in unrealized appreciation (depreciation)
       on investments and foreign currency,
       net of foreign capital gains tax                           53,053,677      12,929,801       117,840,750      (178,274,861)
                                                              --------------   -------------   ---------------    --------------
         Net increase (decrease) resulting from operations       129,743,988      46,287,676       232,841,183       (49,459,005)
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                        (6,207)             --                --                --
       Class B                                                            --              --                --                --
       Class C                                                            --              --                --                --
       Class D                                                            --              --                --                --
       Class Z                                                    (3,041,056)     (1,290,808)               --                --
   From net realized gains:
       Class A                                                            --              --                --                --
       Class B                                                            --              --                --                --
       Class C                                                            --              --                --                --
       Class D                                                            --              --                --                --
       Class Z                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
         Total distributions to shareholders                      (3,047,263)     (1,290,808)               --                --
--------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                   332,899,857     267,394,781      (253,558,502)     (127,233,529)
                                                              --------------   -------------   ---------------    --------------
REDEMPTION FEES                                                       61,174          68,059                --                --
                                                              --------------   -------------   ---------------    --------------
   Net increase (decrease) in net assets                         459,657,756     312,459,708       (20,717,319)     (176,692,534)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                                           593,791,267     281,331,559       862,481,319     1,039,173,853
   End of period                                               1,053,449,023     593,791,267       841,764,000       862,481,319
                                                              --------------   -------------   ---------------    --------------
   Undistributed net investment income, at end of period          11,591,579       2,274,226                --                --
   Accumulated net investment loss, at end of period                      --              --           (11,999)          (73,873)




                                                                  SMALL CAP GROWTH FUND I            REAL ESTATE EQUITY FUND
                                                              ------------------------------   ---------------------------------

                                                                  YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
                                                              ------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)         2004 ($)         2005 ($)         2004 (b)($)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                   (2,978,014)     (7,090,174)       30,056,402        33,479,872
   Net realized gain on investments and foreign currency,
       net of foreign capital gains tax                          102,209,847     108,746,196        81,089,198       103,930,894
   Net change in unrealized appreciation (depreciation)
       on investments and foreign currency,
       net of foreign capital gains tax                           (3,864,358)   (104,998,632)       74,511,099        86,151,012
                                                              --------------   -------------   ---------------    --------------
         Net increase (decrease) resulting from operations        95,367,475      (3,342,610)      185,656,699       223,561,778
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                            --              --        (1,382,574)         (812,573)
       Class B                                                            --              --          (366,492)         (181,510)
       Class C                                                            --              --           (94,718)          (21,166)
       Class D                                                            --              --          (117,799)          (96,766)
       Class Z                                                            --              --       (32,021,396)      (30,549,898)
   From net realized gains:
       Class A                                                            --              --        (3,329,894)         (191,896)
       Class B                                                            --              --        (1,146,743)          (55,846)
       Class C                                                            --              --          (270,229)           (4,533)
       Class D                                                            --              --          (366,470)          (37,082)
       Class Z                                                            --              --       (77,132,968)       (8,007,605)
                                                              --------------   -------------   ---------------    --------------
         Total distributions to shareholders                              --              --      (116,229,283)      (39,958,875)
--------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                  (423,725,008)    (91,256,656)     (165,370,335)     (165,633,084)
                                                              --------------   -------------   ---------------    --------------
REDEMPTION FEES                                                           --              --                --                --
                                                              --------------   -------------   ---------------    --------------
   Net increase (decrease) in net assets                        (328,357,533)    (94,599,266)      (95,942,919)       17,969,819
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                                           543,016,307     637,615,573       923,323,339       905,353,520
   End of period                                                 214,658,774     543,016,307       827,380,420       923,323,339
                                                              --------------   -------------   ---------------    --------------
   Undistributed net investment income, at end of period                  --              --            (4,839)        2,565,892
   Accumulated net investment loss, at end of period                      --              --                --                --


(a)   Class G shares were initially offered on March 18, 2005

(b)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                120 - 121 Spread

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                                  COLUMBIA FUNDS



                                                                      TECHNOLOGY FUND               STRATEGIC INVESTOR FUND
                                                              ------------------------------   ---------------------------------

                                                                   YEAR ENDED AUGUST 31,             YEAR ENDED AUGUST 31,
                                                              ------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 2005 ($)      2004 (a)($)       2005 ($)         2004 (a)($)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                     (646,865)       (500,247)        3,249,223         1,155,970
   Net realized gain (loss) on investments, foreign
      currency transactions, futures contracts and
      written options                                              6,350,610       3,148,988        28,598,770        32,839,116
   Net change in unrealized appreciation (depreciation)
      on investments,foreign currency translations, futures
      contracts and written options                                8,212,267      (1,040,511)       41,410,600        11,369,353
                                                              --------------   -------------   ---------------    --------------
         Net increase resulting from operations                   13,916,012       1,608,230        73,258,593        45,364,439
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                            --              --          (167,034)         (258,188)
       Class B                                                            --              --                --                --
       Class C                                                            --              --                --                --
       Class D                                                            --              --                --                --
       Class G                                                            --              --                --                --
       Class T                                                            --              --                --                --
       Class Z                                                            --              --        (1,065,517)       (1,487,644)
   From net realized gains:
       Class A                                                            --              --        (1,363,900)               --
       Class B                                                            --              --          (348,215)               --
       Class C                                                            --              --          (284,992)               --
       Class D                                                            --              --            (6,971)               --
       Class Z                                                            --              --        (3,186,369)               --
                                                              --------------   -------------   ---------------    --------------
         Total distributions to shareholders                              --              --        (6,422,998)       (1,745,832)
--------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                    11,109,769      12,887,088        49,610,948        74,083,888
                                                              --------------   -------------   ---------------    --------------
   Net increase (decrease) in net assets                          25,025,781      14,495,318       116,446,543       117,702,495
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                                            35,794,805      21,299,487       409,370,516       291,668,021
   End of period                                                  60,820,586      35,794,805       525,817,059       409,370,516
                                                              --------------   -------------   ---------------    --------------
   Undistributed net investment income, at end of period                  --              --         2,283,811           403,906
   Accumulated net investment loss, at end of period                 (10,877)         (4,733)               --                --




                                                                      BALANCED FUND                  SHORT TERM BOND FUND
                                                              ------------------------------   ---------------------------------

                                                                  YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
                                                              ------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)       2004 (a)($)       2005 ($)         2004 (a)($)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                    8,190,456      10,289,328        14,254,306        11,677,205
   Net realized gain (loss) on investments, foreign
      currency transactions, futures contracts and
      written options                                             37,568,398      82,607,475          (966,556)          273,948
   Net change in unrealized appreciation (depreciation)
      on investments,foreign currency translations, futures
      contracts and written options                                  666,125     (57,419,638)       (3,695,652)          671,338
                                                              --------------   -------------   ---------------    --------------
         Net increase resulting from operations                   46,424,979      35,477,165         9,592,098        12,622,491
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                       (56,637)        (23,144)         (622,607)         (587,965)
       Class B                                                       (95,456)        (36,893)         (438,086)         (312,592)
       Class C                                                       (10,210)         (2,894)          (80,987)          (32,292)
       Class D                                                        (4,166)         (4,198)         (191,610)         (283,218)
       Class G                                                            --              --           (17,683)          (18,591)
       Class T                                                            --              --          (552,924)         (518,577)
       Class Z                                                    (8,917,704)    (10,830,515)      (12,364,339)       (9,814,113)
   From net realized gains:
       Class A                                                            --              --                --                --
       Class B                                                            --              --                --                --
       Class C                                                            --              --                --                --
       Class D                                                            --              --                --                --
       Class Z                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
         Total distributions to shareholders                      (9,084,173)    (10,897,644)      (14,268,236)      (11,567,348)
--------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                  (218,132,925)   (175,070,636)      (98,307,058)      (24,733,033)
                                                              --------------   -------------   ---------------    --------------
   Net increase (decrease) in net assets                        (180,792,119)   (150,491,115)     (102,983,196)      (23,677,890)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                                           494,700,242     645,191,357       525,498,187       549,176,077
   End of period                                                 313,908,123     494,700,242       422,514,991       525,498,187
                                                              --------------   -------------   ---------------    --------------
   Undistributed net investment income, at end of period             811,316       1,334,170           320,679           293,885
   Accumulated net investment loss, at end of period                      --              --                --                --


(a)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                122 - 123 Spread

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                                  COLUMBIA FUNDS



                                                                      FIXED INCOME                    OREGON INTERMEDIATE
                                                                     SECURITIES FUND                  MUNICIPAL BOND FUND
                                                              ------------------------------   ---------------------------------

                                                                  YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
                                                              ------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)       2004 (a)($)        2005 ($)         2004 (a)($)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                          11,475,644      16,516,684        16,832,262        18,807,129
   Net realized gain (loss) on investments
     and futures contracts                                         2,386,801       6,873,389          (785,271)        3,418,754
   Net change in unrealized appreciation (depreciation)
       on investments and futures contracts                       (2,844,906)       (509,297)        1,892,472         9,460,520
                                                              --------------   -------------   ---------------    --------------
         Net increase resulting from operations                   11,017,539      22,880,776        17,939,463        31,686,403
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                      (485,480)       (352,163)         (147,260)         (105,796)
       Class B                                                      (131,271)       (142,805)          (36,249)          (36,225)
       Class C                                                        (7,859)         (3,354)          (14,421)           (3,971)
       Class D                                                       (50,081)        (76,542)          (25,822)          (26,303)
       Class Z                                                   (11,461,497)    (16,812,198)      (16,563,180)      (18,620,689)
   From net realized gains:
       Class A                                                      (126,359)             --           (11,016)          (28,392)
       Class B                                                       (41,709)             --            (3,546)          (15,169)
       Class C                                                        (2,300)             --            (1,075)             (702)
       Class D                                                       (16,379)             --            (2,262)           (9,045)
       Class Z                                                    (3,091,100)             --        (1,212,920)       (5,411,625)
                                                              --------------   -------------   ---------------    --------------
         Total distributions to shareholders                     (15,414,035)    (17,387,062)      (18,017,751)      (24,257,917)
--------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                   (87,279,922)   (184,814,748)      (22,772,356)      (56,244,778)
                                                              --------------   -------------   ---------------    --------------
   Net increase (decrease) in net assets                         (91,676,418)   (179,321,034)      (22,850,644)      (48,816,292)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                                           341,269,563     520,590,597       440,447,980       489,264,272
   End of period                                                 249,593,145     341,269,563       417,597,336       440,447,980
                                                              --------------   -------------   ---------------    --------------
   Undistributed (overdistributed) net investment income,
     at end of period                                               (304,997)       (766,809)           88,656           129,015



                                                                      CONSERVATIVE
                                                                     HIGH YIELD FUND                  DAILY INCOME COMPANY
                                                              ------------------------------   ---------------------------------

                                                                  YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
                                                              ------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)       2004 (a)($)       2005 ($)           2004 ($)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                          95,740,819     102,105,979         9,837,179         2,925,450
   Net realized gain (loss) on investments
     and futures contracts                                        15,204,376      23,256,561              (706)               --
   Net change in unrealized appreciation (depreciation)
       on investments and futures contracts                      (23,698,367)     23,594,415                --                --
                                                              --------------   -------------   ---------------    --------------
         Net increase resulting from operations                   87,246,828     148,956,955         9,836,473         2,925,450
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                   (20,080,465)    (16,842,377)               --                --
       Class B                                                    (5,162,031)     (5,543,127)               --                --
       Class C                                                    (1,139,377)       (651,730)               --                --
       Class D                                                    (3,908,977)     (5,747,649)               --                --
       Class Z                                                   (72,953,508)    (81,901,552)       (9,837,179)       (2,925,450)
   From net realized gains:
       Class A                                                            --              --                --                --
       Class B                                                            --              --                --                --
       Class C                                                            --              --                --                --
       Class D                                                            --              --                --                --
       Class Z                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
         Total distributions to shareholders                    (103,244,358)   (110,686,435)       (9,837,179)       (2,925,450)
--------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                                  (154,177,592)    108,928,738      (173,289,254)     (237,050,335)
                                                              --------------   -------------   ---------------    --------------
   Net increase (decrease) in net assets                        (170,175,122)    147,199,258      (173,289,960)     (237,050,335)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                                         1,731,314,320   1,584,115,062       661,113,546       898,163,881
   End of period                                               1,561,139,198   1,731,314,320       487,823,586       661,113,546
                                                              --------------   -------------   ---------------    --------------
   Undistributed (overdistributed) net investment income,
     at end of period                                             (7,581,535)     (8,565,037)               --                --


(a)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                124 - 125 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                                   INTERNATIONAL STOCK FUND
                                                              ------------------------------------------------------------------

                                                                       YEAR ENDED                         YEAR ENDED
                                                                   AUGUST 31, 2005 (a)                AUGUST 31, 2004 (b)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                     279,759       4,113,764           373,131         4,764,290
   Proceeds received in connection with merger                     2,958,672      45,540,845                --                --
   Distributions reinvested                                              376           5,548                --                --
   Redemptions                                                      (565,273)     (8,373,600)         (433,072)       (5,595,729)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                      2,673,534      41,286,557           (59,941)         (831,439)

CLASS B
   Subscriptions                                                     189,308       2,728,980           257,984         3,329,492
   Proceeds received in connection with merger                        63,132         950,545                --                --
   Redemptions                                                      (267,694)     (3,839,600)         (378,452)       (4,865,635)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                        (15,254)       (160,075)         (120,468)       (1,536,143)

CLASS C
   Subscriptions                                                      26,606         389,968            77,717           997,912
   Proceeds received in connection with merger                         6,046          91,380                --                --
   Redemptions                                                       (23,189)       (336,954)          (28,604)         (374,843)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                     9,463         144,394            49,113           623,069

CLASS D
   Subscriptions                                                       3,721          53,487             8,022           101,833
   Redemptions                                                       (13,060)       (187,460)           (7,016)          (89,891)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                         (9,339)       (133,973)            1,006            11,942

CLASS G
   Subscriptions                                                       1,434          20,898                --                --
   Proceeds received in connection with merger                       317,111       4,776,315                --                --
   Redemptions                                                       (57,345)       (839,582)               --                --
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                        261,200       3,957,631                --                --

CLASS T
   Subscriptions                                                          --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                        --              --                --                --

CLASS Z
   Subscriptions                                                  11,577,399     169,031,615        26,956,809       352,679,563
   Proceeds received in connection with merger                    27,533,402     425,784,235                --                --
   Distributions reinvested                                           61,891         916,609            44,157           563,444
   Redemptions                                                   (20,776,995)   (307,927,136)       (6,345,590)      (84,115,655)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                     18,395,697     287,805,323        20,655,376       269,127,352




                                                                                     MID CAP GROWTH FUND
                                                              ------------------------------------------------------------------

                                                                       YEAR ENDED                         YEAR ENDED
                                                                     AUGUST 31, 2005                  AUGUST 31, 2004 (b)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                     132,045       2,663,508           291,660         5,434,656
   Proceeds received in connection with merger                            --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                      (118,711)     (2,353,815)         (280,956)       (5,162,016)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                         13,334         309,693            10,704           272,640

CLASS B
   Subscriptions                                                      61,503       1,216,834           125,421         2,339,336
   Proceeds received in connection with merger                            --              --                --                --
   Redemptions                                                       (70,619)     (1,352,521)          (58,231)       (1,066,216)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                         (9,116)       (135,687)           67,190         1,273,120

CLASS C
   Subscriptions                                                      15,372         305,772            35,421           677,522
   Proceeds received in connection with merger                            --              --                --                --
   Redemptions                                                       (14,200)       (278,993)           (5,599)         (102,551)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                     1,172          26,779            29,822           574,971

CLASS D
   Subscriptions                                                         776          14,660             3,419            61,969
   Redemptions                                                       (16,346)       (318,047)           (8,721)         (155,931)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                        (15,570)       (303,387)           (5,302)          (93,962)

CLASS G
   Subscriptions                                                         802          15,464             1,362            25,257
   Proceeds received in connection with merger                            --              --                --                --
   Redemptions                                                        (6,064)       (116,633)           (7,466)         (136,718)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                         (5,262)       (101,169)           (6,104)         (111,461)

CLASS T
   Subscriptions                                                      15,597         312,764            26,462           498,501
   Redemptions                                                      (237,908)     (4,717,219)         (195,050)       (3,653,424)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                  (222,311)     (4,404,455)         (168,588)       (3,154,923)

CLASS Z
   Subscriptions                                                   3,792,797      75,115,004         6,071,998       114,038,896
   Proceeds received in connection with merger                            --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                   (16,316,370)   (324,065,280)      (12,860,265)     (240,032,810)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                    (12,523,573)   (248,950,276)       (6,788,267)     (125,993,914)


(a)   Class G shares were initially offered on March 18, 2005.

(b)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                126 - 127 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                                   SMALL CAP GROWTH FUND I
                                                              ------------------------------------------------------------------

                                                                       YEAR ENDED                         YEAR ENDED
                                                                     AUGUST 31, 2005                    AUGUST 31, 2004
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                        --              --                --                --

CLASS B
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                        --              --                --                --

CLASS C
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                        --              --                --                --

CLASS D
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                        --              --                --                --

CLASS Z
   Subscriptions                                                   1,826,694      44,583,055        10,261,845       240,997,658
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                   (19,575,324)   (468,308,063)      (14,285,853)     (332,254,314)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                               (17,748,630)   (423,725,008)       (4,024,008)      (91,256,656)




                                                                                   REAL ESTATE EQUITY FUND
                                                              ------------------------------------------------------------------

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     AUGUST 31, 2005                  AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                     837,311      22,058,971         1,626,030        36,784,752
   Distributions reinvested                                          163,062       4,273,318            38,787           907,726
   Redemptions                                                      (634,655)    (16,663,423)         (974,687)      (22,619,991)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                   365,718       9,668,866           690,130        15,072,487

CLASS B
   Subscriptions                                                     167,187       4,458,167           294,726         6,857,490
   Distributions reinvested                                           43,178       1,134,109             7,307           170,161
   Redemptions                                                      (132,394)     (3,513,324)          (90,228)       (2,141,291)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                    77,971       2,078,952           211,805         4,886,360

CLASS C
   Subscriptions                                                     102,777       2,696,606           106,764         2,516,283
   Distributions reinvested                                           12,459         327,172               954            22,917
   Redemptions                                                       (35,984)       (961,897)          (13,730)         (323,033)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                    79,252       2,061,881            93,988         2,216,167

CLASS D
   Subscriptions                                                       5,615         154,473            45,881         1,008,069
   Distributions reinvested                                           14,938         392,365             4,705           107,738
   Redemptions                                                       (26,025)       (701,268)          (56,804)       (1,309,816)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                    (5,472)       (154,430)           (6,218)         (194,009)

CLASS Z
   Subscriptions                                                   5,988,150     158,289,129        15,372,264       353,978,184
   Distributions reinvested                                        3,174,740      83,157,572         1,287,979        29,504,145
   Redemptions                                                   (16,041,455)   (420,472,305)      (24,582,645)     (571,096,418)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                (6,878,565)   (179,025,604)       (7,922,402)     (187,614,089)


(a)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                128 - 129 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                                       TECHNOLOGY FUND
                                                              ------------------------------------------------------------------

                                                                         YEAR ENDED                       YEAR ENDED
                                                                      AUGUST 31, 2005                AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                   1,524,022      12,081,354           618,899         4,301,075
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                      (281,238)     (2,203,178)         (249,120)       (1,754,239)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                 1,242,784       9,878,176           369,779         2,546,836

CLASS B
   Subscriptions                                                     209,759       1,613,063           504,341         3,487,212
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                      (181,799)     (1,399,566)         (373,299)       (2,552,196)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                    27,960         213,497           131,042           935,016

CLASS C
   Subscriptions                                                     199,364       1,564,179            92,300           649,419
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                       (45,764)       (337,505)          (16,223)         (116,780)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                   153,600       1,226,674            76,077           532,639

CLASS D
   Subscriptions                                                         189           1,409             7,740            48,269
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                          (929)         (7,079)           (6,929)          (49,293)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                           (740)         (5,670)              811            (1,024)

CLASS Z
   Subscriptions                                                   2,763,431      21,422,105         5,040,767        35,087,433
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                    (2,761,350)    (21,625,013)       (3,732,749)      (26,213,812)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                          2,081        (202,908)        1,308,018         8,873,621




                                                                                   STRATEGIC INVESTOR FUND
                                                              ------------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED
                                                                      AUGUST 31, 2005                 AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                   3,503,422      69,841,011         2,239,525        40,978,091
   Distributions reinvested                                           73,076       1,460,064            13,874           239,722
   Redemptions                                                    (1,012,041)    (20,387,801)         (602,009)      (10,711,424)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                 2,564,457      50,913,274         1,651,390        30,506,389

CLASS B
   Subscriptions                                                   1,402,288      27,555,529         1,117,349        20,292,528
   Distributions reinvested                                           15,739         310,686                --                --
   Redemptions                                                      (266,308)     (5,272,198)         (117,595)       (2,110,515)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                 1,151,719      22,594,017           999,754        18,182,013

CLASS C
   Subscriptions                                                   1,185,138      23,122,317           842,913        15,346,291
   Distributions reinvested                                           12,557         248,001                --                --
   Redemptions                                                      (130,193)     (2,596,010)          (27,681)         (499,929)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                 1,067,502      20,774,308           815,232        14,846,362

CLASS D
   Subscriptions                                                         431           8,429             1,168            20,852
   Distributions reinvested                                              318           6,281                --                --
   Redemptions                                                       (13,676)       (270,375)           (7,595)         (136,369)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                        (12,927)       (255,665)           (6,427)         (115,517)

CLASS Z
   Subscriptions                                                   3,419,506      68,011,658         5,588,367       100,270,955
   Distributions reinvested                                          206,006       4,120,033            85,074         1,470,072
   Redemptions                                                    (5,826,486)   (116,546,677)       (5,130,203)      (91,076,386)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                     (2,200,974)    (44,414,986)          543,238        10,664,641


(a)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                130 - 131 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                                       BALANCED FUND
                                                              ------------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED
                                                                       AUGUST 31, 2005                AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                      78,005       1,630,459           110,630         2,249,214
   Distributions reinvested                                            2,421          50,125             1,059            21,473
   Redemptions                                                       (54,929)     (1,142,204)          (16,827)         (342,215)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                         25,497         538,380            94,862         1,928,472

CLASS B
   Subscriptions                                                      92,055       1,914,875           254,329         5,127,102
   Distributions reinvested                                            3,941          81,752             1,523            30,867
   Redemptions                                                       (88,265)     (1,827,580)          (63,198)       (1,271,030)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                          7,731         169,047           192,654         3,886,939

CLASS C
   Subscriptions                                                      21,016         432,954            41,424           839,284
   Distributions reinvested                                              399           8,303               136             2,777
   Redemptions                                                       (14,395)       (301,955)           (4,752)          (94,839)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                          7,020         139,302            36,808           747,222

CLASS D
   Subscriptions                                                          60           1,264             7,349           141,785
   Distributions reinvested                                              158           3,261               194             3,858
   Redemptions                                                        (3,702)        (75,016)          (29,534)         (593,961)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                    (3,484)        (70,491)          (21,991)         (448,318)

CLASS G
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                        --              --                --                --

CLASS T
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                        --              --                --                --

CLASS Z
   Subscriptions                                                   1,751,820      36,254,816         3,762,668        75,662,935
   Distributions reinvested                                          423,331       8,735,210           535,817        10,708,630
   Redemptions                                                   (12,705,031)   (263,899,189)      (13,282,884)     (267,556,516)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                               (10,529,880)   (218,909,163)       (8,984,399)     (181,184,951)




                                                                                     SHORT TERM BOND FUND
                                                              ------------------------------------------------------------------

                                                                         YEAR ENDED                       YEAR ENDED
                                                                       AUGUST 31, 2005               AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                     659,408       5,670,974         2,363,890        20,470,127
   Distributions reinvested                                           58,612         503,267            55,629           481,353
   Redemptions                                                    (1,989,425)    (17,081,156)       (3,483,902)      (30,155,847)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                     (1,271,405)    (10,906,915)       (1,064,383)       (9,204,367)


CLASS B
   Subscriptions                                                     412,736       3,547,791         1,020,370         8,811,024
   Distributions reinvested                                           40,425         347,015            28,513           246,689
   Redemptions                                                    (1,093,205)     (9,392,644)       (1,268,886)      (10,976,173)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                       (640,044)     (5,497,838)         (220,003)       (1,918,460)

CLASS C
   Subscriptions                                                     192,619       1,655,316           446,619         3,866,656
   Distributions reinvested                                            7,367          63,242             3,243            28,007
   Redemptions                                                      (214,291)     (1,841,047)          (87,871)         (758,972)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                        (14,305)       (122,489)          361,991         3,135,691

CLASS D
   Subscriptions                                                      44,586         383,154           195,345         1,693,396
   Distributions reinvested                                           18,253         156,740            25,582           221,473
   Redemptions                                                      (546,393)     (4,694,737)       (1,232,826)      (10,651,859)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                  (483,554)     (4,154,843)       (1,011,899)       (8,736,990)

CLASS G
   Subscriptions                                                          84             720               584             5,059
   Distributions reinvested                                            2,010          17,259             2,071            17,922
   Redemptions                                                       (54,572)       (468,455)          (67,631)         (585,284)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                   (52,478)       (450,476)          (64,976)         (562,303)

CLASS T
   Subscriptions                                                      60,120         515,692            49,312           426,415
   Distributions reinvested                                           56,311         483,377            51,571           446,329
   Redemptions                                                      (466,198)     (4,003,233)         (926,216)       (7,999,639)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                  (349,767)     (3,004,164)         (825,333)       (7,126,895)

CLASS Z
   Subscriptions                                                  17,454,168     150,005,109        27,479,655       237,930,286
   Distributions reinvested                                          366,185       3,144,892           389,324         3,368,689
   Redemptions                                                   (26,482,766)   (227,320,334)      (27,927,420)     (241,618,684)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                (8,662,413)    (74,170,333)          (58,441)         (319,709)


(a)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                132 - 133 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                               FIXED INCOME SECURITIES FUND
                                                              ------------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED
                                                                      AUGUST 31, 2005                 AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                     468,292       6,254,330           428,638         5,773,085
   Distributions reinvested                                           42,773         570,477            23,362           314,190
   Redemptions                                                      (307,990)     (4,103,994)         (220,544)       (2,972,153)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                   203,075       2,720,813           231,456         3,115,122

CLASS B
   Subscriptions                                                      51,113         679,018           118,362         1,602,183
   Distributions reinvested                                           10,578         141,164             8,019           107,908
   Redemptions                                                       (73,754)       (984,206)         (135,602)       (1,820,197)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                        (12,063)       (164,024)           (9,221)         (110,106)

CLASS C
   Subscriptions                                                      17,573         234,184            17,216           232,958
   Distributions reinvested                                              540           7,201               209             2,809
   Redemptions                                                       (12,287)       (162,965)           (5,682)          (76,813)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                     5,826          78,420            11,743           158,954

CLASS D
   Subscriptions                                                       1,832          24,350             2,595            34,899
   Distributions reinvested                                            2,862          38,204             3,148            42,410
   Redemptions                                                       (38,236)       (509,586)          (73,680)         (981,085)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                        (33,542)       (447,032)          (67,937)         (903,776)

CLASS Z
   Subscriptions                                                   3,005,973      40,115,004         5,273,336        71,044,891
   Distributions reinvested                                          991,041      13,230,685         1,165,214        15,695,834
   Redemptions                                                   (10,699,274)   (142,813,788)      (20,329,678)     (273,815,667)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                (6,702,260)    (89,468,099)      (13,891,128)     (187,074,942)




                                                                          OREGON INTERMEDIATE MUNICIPAL BOND FUND
                                                              ------------------------------------------------------------------

                                                                       YEAR ENDED                         YEAR ENDED
                                                                     AUGUST 31, 2005                  AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                      65,259         807,387           170,654         2,095,832
   Distributions reinvested                                            6,390          79,331             6,574            81,626
   Redemptions                                                       (21,845)       (270,629)          (56,206)         (688,255)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                    49,804         616,089           121,022         1,489,203

CLASS B
   Subscriptions                                                       7,732          96,051            35,938           446,223
   Distributions reinvested                                            1,677          20,819             2,314            28,769
   Redemptions                                                        (6,506)        (80,715)          (24,250)         (302,376)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                          2,903          36,155            14,002           172,616

CLASS C
   Subscriptions                                                      29,016         360,635            22,201           277,202
   Distributions reinvested                                              814          10,104               227             2,808
   Redemptions                                                        (3,931)        (48,966)              (84)           (1,027)
                                                              --------------   -------------   ---------------    --------------
      Net increase                                                    25,899         321,773            22,344           278,983

CLASS D
   Subscriptions                                                          --              --            12,020           148,564
   Distributions reinvested                                            1,550          19,245             2,010            24,984
   Redemptions                                                        (3,669)        (45,705)           (7,665)          (95,185)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                         (2,119)        (26,460)            6,365            78,363

CLASS Z
   Subscriptions                                                   2,480,673      30,813,256         3,104,735        38,548,478
   Distributions reinvested                                        1,089,490      13,526,156         1,524,565        18,948,258
   Redemptions                                                    (5,480,491)    (68,059,325)       (9,361,486)     (115,760,679)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                (1,910,328)    (23,719,913)       (4,732,186)      (58,263,943)


(a)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                134 - 135 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                                 CONSERVATIVE HIGH YIELD FUND
                                                              ------------------------------------------------------------------

                                                                         YEAR ENDED                       YEAR ENDED
                                                                       AUGUST 31, 2005                AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                  13,423,846     117,028,635        26,673,537       230,909,589
   Distributions reinvested                                        2,065,131      17,948,131         1,708,530        14,793,686
   Redemptions                                                   (16,837,776)   (146,110,417)      (12,505,103)     (108,035,805)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                     (1,348,799)    (11,133,651)       15,876,964       137,667,470

CLASS B
   Subscriptions                                                     862,559       7,531,933         3,063,956        26,566,619
   Distributions reinvested                                          389,458       3,385,348           405,219         3,509,869
   Redemptions                                                    (2,653,951)    (23,007,017)       (2,325,212)      (20,086,982)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                     (1,401,934)    (12,089,736)        1,143,963         9,989,506

CLASS C
   Subscriptions                                                     762,137       6,674,038         2,692,176        23,449,925
   Distributions reinvested                                           71,725         623,538            40,122           346,368
   Redemptions                                                    (1,060,783)     (9,187,204)         (416,181)       (3,598,943)
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                       (226,921)     (1,889,628)        2,316,117        20,197,350

CLASS D
   Subscriptions                                                     146,777       1,283,654         1,187,729        10,250,062
   Distributions reinvested                                          265,523       2,309,840           379,149         3,285,854
   Redemptions                                                    (3,590,651)    (31,251,310)       (3,773,325)      (32,589,124)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                (3,178,351)    (27,657,816)       (2,206,447)      (19,053,208)

CLASS Z
   Subscriptions                                                  32,414,551     282,996,586        71,607,065       621,117,899
   Distributions reinvested                                        3,631,192      31,579,944         5,291,757        45,884,199
   Redemptions                                                   (47,950,763)   (415,983,291)      (81,442,188)     (706,874,478)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                               (11,905,020)   (101,406,761)       (4,543,366)      (39,872,380)




                                                                                    DAILY INCOME COMPANY
                                                              ------------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED
                                                                       AUGUST 31, 2005                AUGUST 31, 2004 (a)
                                                              ------------------------------   ---------------------------------
                                                                  SHARES        DOLLARS ($)        SHARES           DOLLARS ($)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                             --              --                --                --

CLASS B
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                             --              --                --                --

CLASS C
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net increase (decrease)                                             --              --                --                --

CLASS D
   Subscriptions                                                          --              --                --                --
   Distributions reinvested                                               --              --                --                --
   Redemptions                                                            --              --                --                --
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                                        --              --                --                --

CLASS Z
   Subscriptions                                                 332,495,968     332,495,968       522,717,108       522,717,108
   Distributions reinvested                                        9,276,984       9,276,984         2,669,462         2,669,462
   Redemptions                                                  (515,062,206)   (515,062,206)     (762,436,905)     (762,436,905)
                                                              --------------   -------------   ---------------    --------------
      Net decrease                                              (173,289,254)   (173,289,254)     (237,050,335)     (237,050,335)


(a)   Class C shares were initially offered on October 13, 2003.

See Accompanying Notes to Financial Statements.

                                136 - 137 Spread

NOTES TO FINANCIAL STATEMENTS __________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

NOTE 1. ORGANIZATION

The Columbia Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

      Columbia International Stock Fund
      Columbia Mid Cap Growth Fund
      Columbia Small Cap Growth Fund I
      Columbia Real Estate Equity Fund
      Columbia Technology Fund
      Columbia Strategic Investor Fund
      Columbia Balanced Fund
      Columbia Short Term Bond Fund
      Columbia Fixed Income Securities Fund
      Columbia Oregon Intermediate Municipal Bond Fund
      Columbia Conservative High Yield Fund
      Columbia Daily Income Company

Effective October 10, 2005, Columbia Small Cap Growth Fund, Columbia Oregon Municipal Bond Fund and Columbia High Yield Fund were renamed Columbia Small Cap Growth Fund I, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund, respectively.

All Funds are diversified except for the Columbia Real Estate Equity Fund, Columbia Technology Fund and Columbia Oregon Intermediate Municipal Bond Fund, which are non-diversified.

INVESTMENT GOALS

The Columbia International Stock Fund seeks long-term capital appreciation by investing in stocks issued by companies from at least three countries outside the United States. The Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. The Columbia Small Cap Growth Fund I seeks capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). The Columbia Technology Fund seeks capital appreciation by investing in stocks of technology companies that may benefit from technological improvements, advancements or developments. The Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. The Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. The Columbia Short Term Bond Fund seeks a high level of current income consistent with a high degree of principal stability by investing primarily in short-term, investment-grade, fixed income securities. The Columbia Fixed Income Securities Fund seeks a high level of income by investing in a broad range of debt securities with intermediate to long-term maturities. The Columbia Oregon Intermediate Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing primarily in municipal securities issued by the state of Oregon. The Columbia Conservative High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities. The Columbia Daily Income Company seeks a high level of income consistent with the maintenance of liquidity and the preservation of capital by investing primarily in high quality money market securities.

FUND SHARES

Each Fund may issue an unlimited number of shares. Each of the Funds, except the Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Short Term Bond Fund and Columbia Daily Income Company, offer five classes of shares: Class A, Class B, Class C, Class D and Class Z. The Columbia Small Cap Growth Fund I and Columbia Daily Income Company offer only Class Z shares. The Columbia International Stock Fund offers six classes of shares: Class A, Class B, Class C, Class D, Class G and Class Z. Class G commenced operations on March 18, 2005. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund offer seven classes of shares: Class A, Class B, Class C, Class D, Class G, Class T and Class Z. Each share class has its own expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00%

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

contingent deferred sales charge ("CDSC") on shares sold within twelve months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares generally will convert to Class A shares eight years after purchase. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class D shares are subject to a front-end sales charge of 1.00% and a 1.00% CDSC on shares sold within one year after purchase. Class D shares are closed to new investors. In addition, the Class D front-end sales charge of 1.00% is waived after October 13, 2003. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Securities in Columbia Daily Income Company are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

Certain Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

OPTIONS

Certain Funds may write call and put options on futures they own or in which they may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When the Funds write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Funds may also write call options on securities they own. Writing call options tends to decrease a Fund's exposure to the underlying security. When a Fund writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which expire are treated as realized gains.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options tends to decrease the Funds' exposure to the underlying instrument. Each Fund pays a premium, which is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently

140

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________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

TREASURY INFLATION PROTECTED SECURITIES

The Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

Certain Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by a Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Funds identify U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted,

                                                                             141

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AUGUST 31, 2005                                                   COLUMBIA FUNDS

respectively, on all debt securities. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund. For all other Funds', income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses) are allocated based on the relative net assets of each class of that Fund.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of the Columbia Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company are declared and paid daily. Net realized capital gains, if any, are distributed at least annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

142

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AUGUST 31, 2005                                                   COLUMBIA FUNDS

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating loss reclassifications, foreign capital gains tax, foreign currency transactions, discount accretion/premium amortization on debt securities, distribution reclassifications, non-deductible merger fees, paydown reclassifications, REIT adjustments, passive foreign investment company adjustments, redemption based payments treated as dividend paid deduction and expired capital loss carryforwards were identified and reclassified among the components of the Funds' net assets as follows:



                                                                   UNDISTRIBUTED
                                                                 (OVERDISTRIBUTED)
                                                                    ACCUMULATED      ACCUMULATED
                                                                  NET INVESTMENT     NET REALIZED      PAID-IN
                                                                   INCOME (LOSS)     GAIN (LOSS)       CAPITAL
                                                                 --------------------------------------------------
Columbia International Stock Fund ............................     $ (1,829,346)    $(166,715,428)  $   168,544,774
Columbia Mid Cap Growth Fund .................................        4,692,767           460,304        (5,153,071)
Columbia Small Cap Growth Fund I .............................        2,978,014                --        (2,978,014)
Columbia Real Estate Equity Fund .............................        1,355,846       (16,796,275)       15,440,429
Columbia Technology Fund .....................................          640,721          (640,722)                1
Columbia Strategic Investor Fund .............................         (136,767)            9,209           127,558
Columbia Balanced Fund .......................................          370,863          (370,863)               --
Columbia Short Term Bond Fund ................................           40,724             2,715           (43,439)
Columbia Fixed Income Securities Fund ........................        1,122,356        (1,399,835)          277,479
Columbia Oregon Intermediate Municipal Bond Fund .............          (85,689)          (87,395)          173,084
Columbia Conservative High Yield Fund ........................        8,487,041        (8,487,041)               --


Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended August 31, 2005 and August 31, 2004 was as follows:



                                                                     YEAR ENDED AUGUST 31, 2005
                                                    TAX-EXEMPT       ORDINARY         LONG-TERM
                                                      INCOME          INCOME*       CAPITAL GAINS       TOTAL
                                                   ----------------------------------------------------------------
Columbia International Stock Fund ..............   $        --     $  3,047,263     $          --   $     3,047,263
Columbia Real Estate Equity Fund ...............            --       34,548,337        81,680,946       116,229,283
Columbia Strategic Investor Fund ...............            --        1,232,551         5,190,447         6,422,998
Columbia Balanced Fund .........................            --        9,084,173                --         9,084,173
Columbia Short Term Bond Fund ..................            --       14,268,236                --        14,268,236
Columbia Fixed Income Securities Fund ..........            --       12,162,259         3,251,776        15,414,035
Columbia Oregon Intermediate Municipal
   Bond Fund ...................................    16,838,804          226,449           952,497        18,017,750
Columbia Conservative High Yield Fund...........            --      103,244,359                --       103,244,359
Columbia Daily Income Fund .....................            --        9,837,179                --         9,837,179


* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS



                                                                     YEAR ENDED AUGUST 31, 2004
                                                    TAX-EXEMPT       ORDINARY         LONG-TERM
                                                      INCOME          INCOME*       CAPITAL GAINS        TOTAL
                                                   ----------------------------------------------------------------
Columbia International Stock Fund ..............   $        --     $  1,290,808     $          --   $     1,290,808
Columbia Real Estate Equity Fund ...............            --       32,144,710         7,814,165        39,958,875
Columbia Strategic Investor Fund ...............            --        1,745,832                --         1,745,832
Columbia Balanced Fund .........................            --       10,897,644                --        10,897,644
Columbia Short Term Bond Fund ..................            --       11,567,348                --        11,567,348
Columbia Fixed Income Securities Fund ..........            --       17,387,062                --        17,387,062
Columbia Oregon Intermediate Municipal
   Bond Fund ...................................    18,792,984           95,636         5,369,297        24,257,917
Columbia Conservative High Yield Fund ..........            --      110,686,435                --       110,686,435
Columbia Daily Income Fund .....................            --        2,925,450                --         2,925,450


* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:



                                                   UNDISTRIBUTED    UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                                    TAX-EXEMPT        ORDINARY        LONG-TERM      APPRECIATION
                                                      INCOME           INCOME       CAPITAL GAINS   (DEPRECIATION)*
                                                   ----------------------------------------------------------------
Columbia International Stock Fund ..............   $        --     $ 11,597,552     $  13,876,238   $   156,886,822
Columbia Mid Cap Growth Fund ...................            --               --         9,566,493       141,062,476
Columbia Small Cap Growth Fund I ...............            --               --         2,509,028        36,846,746
Columbia Real Estate Equity Fund ...............            --               --        76,354,375       351,353,374
Columbia Technology Fund .......................            --        1,171,789         2,018,570        10,131,000
Columbia Strategic Investor Fund ...............            --       11,020,234        19,990,981        92,020,134
Columbia Balanced Fund .........................            --        1,176,963                --        18,739,118
Columbia Short Term Bond Fund ..................            --        1,070,606                --        (1,929,817)
Columbia Fixed Income Securities Fund ..........            --          782,382           595,999         2,873,816
Columbia Oregon Intermediate Municipal
   Bond Fund ...................................       287,988               --                --        22,850,817
Columbia Conservative High Yield Fund ..........            --        3,789,261                --         8,532,733
Columbia Daily Income Fund .....................            --           33,696                --                --


* The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at August 31, 2005, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:



                                                                                                          NET
                                                                                                      UNREALIZED
                                                                    UNREALIZED       UNREALIZED      APPRECIATION
                                                                   APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                                                   ------------------------------------------------
Columbia International Stock Fund ............................     $165,117,421     $  (8,230,599)  $   156,886,822
Columbia Mid Cap Growth Fund .................................      157,285,245       (16,222,769)      141,062,476
Columbia Small Cap Growth Fund I .............................       44,038,801        (7,192,055)       36,846,746
Columbia Real Estate Equity Fund .............................      358,177,571        (6,824,197)      351,353,374
Columbia Technology Fund .....................................       10,749,451          (618,451)       10,131,000
Columbia Strategic Investor Fund .............................       94,898,370        (2,878,236)       92,020,134
Columbia Balanced Fund .......................................       25,157,765        (6,418,647)       18,739,118
Columbia Short Term Bond Fund ................................        1,151,378        (3,081,195)       (1,929,817)
Columbia Fixed Income Securities Fund ........................        4,633,177        (1,759,361)        2,873,816
Columbia Oregon Intermediate Municipal Bond Fund .............       22,989,403          (138,586)       22,850,817
Columbia Conservative High Yield Fund ........................       23,670,651       (15,137,918)        8,532,733


________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

The following capital loss carryforwards, determined as of August 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



                                                                    YEAR OF EXPIRATION
                        2006         2007          2008           2009           2010          2011          2013          TOTAL
                      ---------   -----------   -----------   ------------   ------------   -----------   -----------   ------------
Columbia
International
Stock Fund ........   $      --   $ 2,960,252   $ 3,458,899   $123,580,370   $ 20,382,060   $        --   $        --   $150,381,581
Columbia Mid Cap
Growth Fund .......          --            --     5,414,380     13,422,695             --            --            --     18,837,075
Columbia Balanced
Fund ..............          --            --            --             --     19,909,041    10,165,186            --     30,074,227
Columbia
Short Term
Bond Fund .........     256,035            --     1,103,186             --             --            --       405,770      1,764,991
Columbia
Oregon Intermediate
Municipal
Bond Fund .........          --            --            --             --             --            --       751,457        751,457
Columbia
Conservative
High Yield
Fund ..............          --            --            --             --      9,535,110            --            --      9,535,110
Columbia Daily
Income
Company ...........          --            --            --             --             --           320           385            705


Of the capital loss carryforwards attributable to Columbia International Stock Fund, $4,440,378 ($2,960,252 expiring August 31, 2007 and $1,480,126 expiring
August 31, 2008), $2,638,364 ($1,978,773 expiring August 31, 2008 and $659,591 expiring August 31, 2009) and $143,302,839 ($122,920,779 expiring August 31,
2009 and $20,382,060 expiring August 31, 2010) remain from the Columbia International Stock Fund's merger with Liberty Newport International Equity Fund, Stein Roe International Fund and Columbia International Equity Fund, respectively. Total capital loss carryforwards acquired in the current year from the Columbia International Equity Fund were $252,270,656, of which $83,010,689 were permanently lost and $25,957,128 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia International Equity Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $5,507,368 ($4,130,526 expiring August 31, 2008 and $1,376,842 expiring August
31, 2009) and $13,329,707 ($1,283,854 expiring August 31, 2008 and $12,045,853 expiring August 31, 2009) remain from the Columbia Mid Cap Growth Fund's merger with Liberty Mid Cap Growth Fund and Stein Roe Capital Opportunities Fund, respectively.

Of the capital loss carryforwards attributable to Columbia Short Term Bond Fund, $1,359,221 ($256,035 expiring August 31, 2006 and $1,103,186 expiring August 31,
2008) remain from the Columbia Short Term Bond Fund's merger with Galaxy Short Term Bond Fund.

The following capital loss carryforwards were utilized or lost during the year ended August 31, 2005:

Columbia International Stock Fund ......    $131,879,054
Columbia Mid Cap Growth Fund ...........     110,264,080
Columbia Small Cap Growth Fund I .......      97,865,374
Columbia Technology Fund ...............       1,968,835
Columbia Balanced Fund .................      36,095,807
Columbia Conservative
    High Yield Fund ....................       6,755,468

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2005, post-October currency losses and capital losses attributed to security transactions were deferred to September 1, 2005, as follows:

                                   CURRENCY     CAPITAL
                                    LOSSES      LOSSES
                                   --------   -----------
Columbia Mid Cap
    Growth Fund ..............     $     99   $        --
Columbia Technology Fund .....        5,295            --
Columbia Short Term
    Bond Fund ................           --     1,087,731

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds and provides administrative and other services. On September 30, 2005, Columbia Management Advisors, Inc. changed its name to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the each Fund's average daily net assets at the following annual rates:



                                             $200 MILLION  $500 MILLION   $1 BILLION   $1.5 BILLION  $3 BILLION
                                   FIRST          TO            TO            TO            TO           TO         OVER
                               $200 MILLION  $500 MILLION   $1 BILLION   $1.5 BILLION   $3 BILLION   $6 BILLION  $6 BILLION
                               ------------  ------------  ------------  ------------  ------------  ----------  ----------
Columbia International
   Stock Fund                      0.87%         0.87%         0.82%         0.77%         0.72%        0.70%       0.68%
Columbia Mid Cap
   Growth Fund                     0.82%         0.82%         0.75%         0.72%         0.67%        0.67%       0.67%
Columbia Small Cap
   Growth Fund I                   0.87%         0.87%         0.82%         0.77%         0.77%        0.77%       0.77%
Columbia Real Estate
   Equity Fund                     0.75%         0.75%         0.75%         0.75%         0.75%        0.75%       0.75%
Columbia Technology Fund           0.87%         0.87%         0.82%         0.77%         0.77%        0.77%       0.77%
Columbia Strategic
   Investor Fund                   0.75%         0.75%         0.75%         0.75%         0.75%        0.75%       0.75%
Columbia Balanced Fund             0.50%         0.50%         0.50%         0.50%         0.50%        0.50%       0.50%
Columbia Short Term
   Bond Fund                       0.45%         0.45%         0.40%         0.40%         0.40%        0.40%       0.40%
Columbia Fixed Income
   Securities Fund                 0.50%         0.50%         0.50%         0.50%         0.50%        0.50%       0.50%
Columbia Oregon
   Intermediate Municipal
   Bond Fund                       0.50%         0.50%         0.50%         0.50%         0.50%        0.50%       0.50%
Columbia Conservative
   High Yield Fund                 0.60%         0.60%         0.55%         0.52%         0.49%        0.49%       0.49%
Columbia Daily Income
   Company                         0.50%         0.50%         0.45%         0.40%         0.40%        0.40%       0.40%


Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

                                                       ANNUAL
                                                        FEE
                                                        RATE
                                                      --------
     Columbia Small Cap Growth Fund I                   1.00%
     Columbia Real Estate Equity Fund                   0.75%
     Columbia Technology Fund                           1.00%
     Columbia Strategic Investor Fund                   0.75%
     Columbia Balanced Fund                             0.50%
     Columbia Short Term Bond Fund                      0.50%
     Columbia Fixed Income Securities Fund              0.50%
     Columbia Oregon Intermediate
       Municipal Bond Fund                              0.50%
     Columbia Conservative High Yield Fund              0.60%


                  FIRST     $200 MILLION    $500 MILLION
                  $200           TO              TO            OVER
                 MILLION    $500 MILLION     $1 BILLION     $1 BILLION
                --------    ------------    ------------    -----------
Columbia
International
Stock Fund        1.00%         1.00%           0.95%          0.90%

Columbia
Mid Cap
Growth Fund       1.00%         1.00%           0.75%          0.75%

Columbia
Daily Income
Company           0.50%         0.50%           0.45%          0.40%

Columbia had voluntarily agreed to waive a portion of its investment advisory fee for the Columbia International Stock Fund at the annual rate of 0.10% of the Fund's average daily net assets for the period September 1, 2004 through October 31, 2004. The annualized effective rate of this waiver is 0.01%.

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

For the year ended August 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                       EFFECTIVE
                                                       FEE RATE
                                                       ---------
     Columbia International Stock Fund                   0.85%
     Columbia Mid Cap Growth Fund                        0.81%
     Columbia Small Cap Growth Fund I                    0.91%
     Columbia Real Estate Equity Fund                    0.75%
     Columbia Technology Fund                            0.89%
     Columbia Strategic Investor Fund                    0.75%
     Columbia Balanced Fund                              0.50%
     Columbia Short Term Bond Fund                       0.46%
     Columbia Fixed Income Securities Fund               0.50%
     Columbia Oregon Intermediate
       Municipal Bond Fund                               0.50%
     Columbia Conservative High Yield Fund               0.56%
     Columbia Daily Income Company                       0.49%

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing, bookkeeping and fund administration agreement with the Funds, Columbia receives from each Fund an annual financial accounting fee of $25,000, an annual financial reporting fee of $19,965 and a monthly financial accounting fee at the annual rate of 0.02% of the average daily net assets of each Fund. The combined financial accounting and financial reporting fee for a Fund in any year will not exceed $150,000.

The Funds also pay additional fees for pricing services based on the number of securities held by each Fund. For the year ended August 31, 2005, the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

     Columbia International Stock Fund                  0.021%
     Columbia Mid Cap Growth Fund                       0.019%
     Columbia Small Cap Growth Fund I                   0.038%
     Columbia Real Estate Equity Fund                   0.018%
     Columbia Technology Fund                           0.136%
     Columbia Strategic Investor Fund                   0.035%
     Columbia Balanced Fund                             0.040%
     Columbia Short Term Bond Fund                      0.035%
     Columbia Fixed Income Securities Fund              0.047%
     Columbia Oregon Intermediate
       Municipal Bond Fund                              0.040%
     Columbia Conservative High Yield Fund              0.011%
     Columbia Daily Income Company                      0.028%

TRANSFER AGENT FEE

Columbia Management Services, Inc. (the "Transfer Agent"), formerly Columbia Funds Services, Inc., an affiliate of Columbia, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee per open account, in addition to reimbursement for certain out-of-pocket expenses. The Funds' annual charges per open account for the transfer agent fees and effective transfer agent fee rates, inclusive of out of pocket expenses, for the year ended August 31, 2005 are as follows:

                                           PER OPEN
                                            ACCOUNT    ANNUALIZED
                                           FEE RATE     FEE RATE
                                           --------    ----------
     Columbia International
        Stock Fund                          $28.00       0.11%
     Columbia Mid Cap
        Growth Fund                         $28.00       0.15%
     Columbia Small Cap
        Growth Fund I                       $28.00       0.14%
     Columbia Real Estate
        Equity Fund                         $28.00       0.12%
     Columbia Technology Fund               $28.00       0.33%
     Columbia Strategic
        Investor Fund                       $28.00       0.16%
     Columbia Balanced Fund                 $28.00       0.16%
     Columbia Short Term
        Bond Fund                           $34.00       0.08%
     Columbia Fixed Income
        Securities Fund                     $34.00       0.18%
     Columbia Oregon
        Intermediate Municipal
        Bond Fund                           $34.00       0.06%
     Columbia Conservative
        High Yield Fund                     $34.00       0.09%
     Columbia Daily
        Income Company                      $33.50       0.21%

Columbia has voluntarily agreed to waive a portion of the transfer agent fees for the Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Strategic Investor Fund. For the year ended August 31, 2005, the effective fee rates after fee waivers for the Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Strategic Investor Fund were 0.03%, 0.10% and 0.13%, respectively.

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________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Management Distributors, Inc. (the "Distributor"), formerly Columbia Funds Distributor, Inc., an affiliate of Columbia, is the principal underwriter of the Funds. For the year ended August 31, 2005, the Distributor has retained net underwriting discounts and net CDSC fees as follows:



                                  FRONT-END
                                SALES CHARGE                                    CDSC
                             -------------------   ---------------------------------------------------------------
                             CLASS A     CLASS T   CLASS A     CLASS B    CLASS C    CLASS D   CLASS G    CLASS T
                             --------   --------   --------   --------   --------   --------   --------   --------
Columbia International
    Stock Fund ...........   $  6,287   $     --   $      3   $ 24,029   $    773   $     61   $     --   $     --
Columbia Mid Cap
    Growth Fund ..........      8,640        185         --     12,755        774         14      1,030         --
Columbia Real Estate
    Equity Fund ..........     27,593         --      1,889     41,433      1,002        353         --         --
Columbia Technology Fund .      9,699         --         --     22,029      1,437         --         --         --
Columbia Strategic
    Investor Fund ........    157,605         --      3,199     93,114      3,229         --         --         --
Columbia Balanced Fund ...      3,854         --         --     21,461        157         --         --         --
Columbia Short Term
    Bond Fund ............      3,230         --      6,034    113,820      2,139         --      6,392         --
Columbia Fixed Income
    Securities Fund ......      1,523         --         --     12,579        376        158         --         --
Columbia Oregon
    Intermediate Municipal
    Bond Fund ............      2,219         --         --      1,561        222         --         --         --
Columbia Conservative
    High Yield Fund ......     32,709         --     23,132    325,296      5,183      1,389         --         --


148

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________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

The Funds have adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:



                                                                               DISTRIBUTION FEE
                                                     --------------------------------------------------------------------
                                                     CLASS A(a)      CLASS B        CLASS C        CLASS D       CLASS G
                                                     ----------     ---------      ---------      ---------     ---------
Columbia International Stock Fund ................        --          0.75%          0.75%          0.75%           --

Columbia Mid Cap Growth Fund .....................      0.10%         0.75%          0.75%          0.75%         0.65%(b)

Columbia Real Estate Equity Fund .................      0.10%         0.75%          0.75%          0.75%           --

Columbia Technology Fund .........................      0.10%         0.75%          0.75%          0.75%           --

Columbia Strategic Investor Fund .................        --          0.75%          0.75%          0.75%           --

Columbia Balanced Fund ...........................      0.10%         0.75%          0.75%          0.75%           --

Columbia Short Term Bond Fund ....................      0.10%         0.75%          0.75%          0.75%         0.65%(c)

Columbia Fixed Income Securities Fund ............      0.10%         0.75%          0.75%          0.75%           --

Columbia Oregon Intermediate
    Municipal Bond Fund ..........................      0.10%         0.75%          0.75%          0.75%           --

Columbia Conservative High Yield Fund ............      0.10%         0.75%          0.75%          0.75%           --




                                                                                 SERVICE FEE
                                                     --------------------------------------------------------------------
                                                     CLASS A(a)      CLASS B        CLASS C        CLASS D       CLASS G
                                                     ----------     ---------      ---------      ---------     ---------
Columbia International Stock Fund ................      0.25%         0.25%          0.25%          0.25%           --

Columbia Mid Cap Growth Fund .....................      0.25%         0.25%          0.25%          0.25%         0.50%(b)

Columbia Real Estate Equity Fund .................      0.25%         0.25%          0.25%          0.25%           --

Columbia Technology Fund .........................      0.25%         0.25%          0.25%          0.25%           --

Columbia Strategic Investor Fund .................      0.25%         0.25%          0.25%          0.25%           --

Columbia Balanced Fund ...........................      0.25%         0.25%          0.25%          0.25%           --

Columbia Short Term Bond Fund ....................      0.25%         0.25%          0.25%          0.25%         0.50%(c)

Columbia Fixed Income Securities Fund ............      0.25%         0.25%          0.25%          0.25%           --

Columbia Oregon Intermediate
    Municipal Bond Fund ..........................      0.25%         0.25%          0.25%          0.25%           --

Columbia Conservative High Yield Fund ............      0.25%         0.25%          0.25%          0.25%           --


(a) The Funds' Board of Trustees currently limits combined payments under the Plan for Class A shares to 0.25% annually of the Class A average daily net assets.

(b) The Distributor has contractually agreed to limit a portion of the Class G distribution and service fees so that the combined fee does not exceed 0.95% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

(c) The Distributor has contractually agreed to limit a portion of the Class G distribution and service fees so that the combined fee does not exceed 0.80% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

The Distributor has voluntarily agreed to waive a portion of the Class C and Class D distribution and service fees so that combined these fees do not exceed the annual rates on the average daily net assets of Class C and Class D shares of each Fund as follows:

    Columbia Short Term Bond Fund .......................      0.40%
    Columbia Fixed Income Securities Fund ...............      0.85%
    Columbia Oregon Intermediate Municipal
      Bond Fund .........................................      0.65%
    Columbia Conservative High Yield Fund ...............      0.85%

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund do not intend to pay more than 0.30% and 0.15%, respectively, for annual Class T shareholder services fees.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse the Funds for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed certain expense limitations. These arrangements may be revised or discontinued at any time. Total expenses are limited to the following annual percentages based on each Fund's average daily net assets:

    Columbia Technology Fund ............................      1.65%
    Columbia Short Term Bond Fund .......................      0.66%

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND DIRECTORS

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" on the Statements of Operations. For the year ended August 31, 2005, the Funds paid fees to Columbia for such services as follows:

    Columbia International Stock Fund ...................   $ 2,189
    Columbia Mid Cap Growth Fund ........................     2,392
    Columbia Small Cap Growth Fund I ....................     1,815
    Columbia Real Estate Equity Fund ....................     2,495
    Columbia Technology Fund ............................     1,547
    Columbia Strategic Investor Fund ....................     1,987
    Columbia Balanced Fund ..............................     1,934
    Columbia Short Term Bond Fund .......................     2,015
    Columbia Fixed Income Securities Fund ...............     1,804
    Columbia Oregon Intermediate Municipal
      Bond Fund .........................................     1,928
    Columbia Conservative High Yield Fund ...............     3,286
    Columbia Daily Income Company .......................     2,073

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:



                                                                 U.S. GOVERNMENT                OTHER INVESTMENT
                                                                    SECURITIES                     SECURITIES
                                                            --------------------------    -----------------------------
                                                             PURCHASES        SALES        PURCHASES          SALES
                                                            -----------    -----------    ------------    -------------
Columbia International Stock Fund ......................    $        --    $        --    $544,021,492    $ 662,939,219

Columbia Mid Cap Growth Fund ...........................             --             --     865,585,333    1,111,514,415

Columbia Small Cap Growth Fund I .......................             --             --     344,772,635      767,646,324

Columbia Real Estate Equity Fund .......................             --             --      86,826,964      324,210,412

Columbia Technology Fund ...............................             --             --     158,101,615      146,213,645

Columbia Strategic Investor Fund .......................             --             --     287,731,763      285,906,389

Columbia Balanced Fund .................................     56,941,019     73,535,650     183,762,417      375,580,282

Columbia Short Term Bond Fund ..........................    128,855,359     98,049,667      82,290,258      162,038,807

Columbia Fixed Income Securities Fund ..................    112,330,513    134,271,885      18,745,497       83,421,533

Columbia Oregon Intermediate Municipal Bond Fund .......             --             --      36,800,216       56,210,795

Columbia Conservative High Yield Fund ..................             --             --     623,950,675      698,261,365


For the year ended August 31, 2005, Columbia Technology Fund had transactions in written options as follows:

                                       NUMBER OF       PREMIUM
                                       CONTRACTS       RECEIVED
                                       ---------      ----------
Options Outstanding at
   August 31, 2004                            --      $       --
   Options Written - Call                    850         149,445
   Options Closed                           (610)       (108,367)
   Options Exercised                        (200)        (37,398)
                                       ---------      ----------
Options Outstanding
   at August 31, 2005                         40      $    3,680
                                       ---------      ----------

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the year ended August 31, 2005, the Columbia Technology Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $125.

NOTE 7. REDEMPTION FEES

The Columbia International Stock Fund imposes a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Effective January 3, 2005, the Columbia International Stock Fund also began imposing a 2.00% redemption fee to shareholders of Class A, Class B, Class C, Class D and Class G shares who redeem shares held for 60 days or less. Class G shares were initially offered on March 18, 2005. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended August 31, 2005, the redemption fees for the Class A, Class B, Class C, Class D, Class G and Class Z shares of the Columbia International Stock Fund amounted to $2,756, $954, $63, $67, $47 and $57,287, respectively.

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

NOTE 8. OTHER

During the year ended August 31, 2005, the Columbia Small Cap Growth Fund I experienced a loss of $2,548 due to a violation of borrowing limitations. The Fund is in the process of being reimbursed by Columbia.

During the year ended August 31, 2005, the Columbia Fixed Income Securities Fund purchased U.S. Treasury futures contracts in violation of investment restrictions. This position was subsequently sold off at a gain of $236.

NOTE 9. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

For the year ended August 31, 2005, the average daily loan balance outstanding on days where borrowings existed for the Columbia Mid Cap Growth Fund was $34,000,000 at a weighted average interest rate of 2.72%.

For the year ended August 31, 2005, the average daily loan balance outstanding on days where borrowings existed for the Columbia Small Cap Growth Fund I was $16,166,667 at a weighted average interest rate of 2.77%.

For the year ended August 31, 2005, the Funds, other than the Columbia Mid Cap Growth Fund and Columbia Small Cap Growth Fund I, did not borrow under this arrangement.

NOTE 10. SHARES OF BENEFICIAL INTEREST

As of August 31, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The numbers of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                                          % OF SHARES
                                           NUMBER OF      OUTSTANDING
                                         SHAREHOLDERS        HELD
                                         ------------     -----------
Columbia International
   Stock Fund .....................           1              79.3%
Columbia Mid Cap Growth
   Fund ...........................           2              22.3%
Columbia Real Estate
   Equity Fund ....................           1              23.0%
Columbia Strategic Investor
   Fund ...........................           1               5.3%
Columbia Short Term
   Bond Fund ......................           1              68.5%
Columbia Fixed Income
   Securities Fund ................           2               0.1%
Columbia Conservative
   High Yield Fund ................           1              37.1%

As of August 31, 2005, several of the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                                          % OF SHARES
                                           NUMBER OF      OUTSTANDING
                                         SHAREHOLDERS        HELD
                                         ------------     -----------
Columbia Mid Cap
   Growth Fund ....................           2              32.5%
Columbia Small Cap
   Growth Fund I ..................           2              18.0%
Columbia Real Estate
   Equity Fund ....................           1              22.0%
Columbia Technology Fund ..........           2              24.2%
Columbia Strategic Investor
   Fund ...........................           1              12.8%
Columbia Fixed Income
   Securities Fund ................           1              13.4%
Columbia Oregon Intermediate
   Municipal Bond Fund ............           1               7.5%
Columbia Conservative
   High Yield Fund ................           2              19.0%

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

NOTE 11. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

Columbia Oregon Intermediate Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. The insurers are rated Aaa by Moody's Investors Services, Inc.

At August 31, 2005, private insurers who insured greater than 5% of the total investments of the Columbia Oregon Intermediate Municipal Bond Fund were as follows:

                                               % OF TOTAL
         INSURER                               INVESTMENTS
         ---------------------------           -----------
         Financial Guaranty Insurance Co.         13.8%
         Financial Security Assurance, Inc.       12.4%
         MBIA Insurance Corp.                     11.8%
         Ambac Assurance Corp.                     7.1%

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

GEOGRAPHIC CONCENTRATION

Columbia Oregon Intermediate Municipal Bond Fund has greater than 5% of its total investments on August 31, 2005 invested in debt obligations issued by the state of Oregon and its political subdivisions, agencies and public authorities. This Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

ISSUER FOCUS

As non-diversified funds, the Columbia Real Estate Equity Fund, the Columbia Technology Fund and the Columbia Oregon Intermediate Municipal Bond Fund may invest a greater percentage of their total assets in the securities of fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc. (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the

________________________________________________________________________________
AUGUST 31, 2005                                                   COLUMBIA FUNDS

Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended August 31, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

    Columbia International Stock Fund ...........    $ 14,905
    Columbia Mid Cap Growth Fund ................      15,365
    Columbia Small Cap Growth Fund I ............       4,923
    Columbia Real Estate Equity Fund ............      16,146
    Columbia Technology Fund ....................         827
    Columbia Strategic Investor Fund ............       8,869
    Columbia Balanced Fund ......................       6,932
    Columbia Short Term Bond Fund ...............       8,860
    Columbia Fixed Income Securities Fund .......       5,158
    Columbia Oregon Intermediate Municipal
      Bond Fund .................................       7,693
    Columbia Conservative High Yield Fund .......      30,949

NOTE 12. BUSINESS COMBINATIONS & MERGERS

FUND MERGERS

On March 18, 2005, the Columbia International Equity Fund, a series of a separate Massachusetts business trust, merged into the Columbia International Stock Fund. The Columbia International Stock Fund received a tax-free transfer of assets from the Columbia International Equity Fund as follows:

        SHARES           NET ASSETS       UNREALIZED
        ISSUED            RECEIVED       APPRECIATION 1
        ------           ----------      --------------
      30,878,363        $477,143,320      $ 62,414,535

                         NET ASSETS       NET ASSETS
      NET ASSETS         OF COLUMBIA      OF COLUMBIA
     OF COLUMBIA        INTERNATIONAL    INTERNATIONAL
     INTERNATIONAL       EQUITY FUND      STOCK FUND
      STOCK FUND         IMMEDIATELY      IMMEDIATELY
       PRIOR TO           PRIOR TO           AFTER
      COMBINATION        COMBINATION      COMBINATION
     -------------      -------------   --------------
     $678,273,286       $477,143,320    $1,155,416,606

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

NOTE 13. PROPOSED REORGANIZATIONS

On May 4, 2005, the Board of Trustees approved a proposal to merge the Columbia Daily Income Company Fund into the Nations Cash Reserves. The proposal is subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. If approved, the merger is expected to be completed in the fourth quarter of 2005.

NOTE 14. SUBSEQUENT EVENT

On September 23, 2005, the Columbia Short Term Bond Fund merged with the Nations Short-Term Income Fund and the Nations Short-Term Income Fund was renamed Columbia Short Term Bond Fund. On October 7, 2005, the Columbia Fixed Income Securities Fund merged with Columbia Total Return Bond Fund.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS A SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    13.04       $    11.34       $    10.05      $     10.04
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                        0.25             0.01             0.04            (0.02)
Net realized and unrealized gain on investments and
   foreign currency, net of foreign capital gains tax                   2.47             1.69             1.25             0.03
                                                                  ----------       ----------       ----------      -----------
Total from investment operations                                        2.72             1.70             1.29             0.01
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                --(d)            --               --               --
-------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                                  --(c)(d)         --(c)(d)         --               --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    15.76       $    13.04       $    11.34      $     10.05
Total return (e)                                                      20.89%(f)        14.99%(f)        12.84%(g)         0.10%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   71,270       $   24,119       $   21,664      $    20,178
Ratio of expenses to average net assets (h)                            1.25%            1.72%            1.90%(i)         1.86%(i)
Ratio of net investment income (loss) to average net assets (h)        1.71%            0.10%            0.61%(i)       (0.39)%(i)
Waiver                                                                 0.09%            0.09%              --               --
Portfolio turnover rate                                                  66%              90%              43%(g)           96%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS B SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    12.81       $    11.23       $    10.02      $     10.04
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                        0.07            (0.09)           (0.03)           (0.05)
Net realized and unrealized gain on investments and
   foreign currency, net of foreign capital gains tax                   2.49             1.67             1.24             0.03
                                                                  ----------       ----------       ----------      -----------
Total from investment operations                                        2.56             1.58             1.21            (0.02)
-------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                                  --(c)(d)         --(c)(d)         --               --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    15.37       $    12.81       $    11.23      $     10.02
Total return (e)(f)                                                   19.98%           14.07%           12.08%(g)        (0.20)%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   12,026       $   10,221       $   10,316      $    10,920
Ratio of expenses to average net assets (h)                            2.01%            2.50%            2.98%(i)         3.64%(i)
Ratio of net investment income (loss) to average net assets (h)        0.47%          (0.69)%          (0.47)%(i)       (2.17)%(i)
Waiver                                                                 0.10%            0.18%            0.11%(i)         0.11%(i)
Portfolio turnover rate                                                  66%              90%              43%(g)           96%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                   YEAR ENDED     PERIOD ENDED
                                                                                   AUGUST 31,      AUGUST 31,
CLASS C SHARES                                                                        2005          2004 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $    12.86     $      12.27
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                                         0.07            (0.01)
Net realized and unrealized gain on investments and foreign currency,
   net of foreign capital gains tax                                                      2.50             0.60
                                                                                   ----------     ------------
Total from investment operations                                                         2.57             0.59
--------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital (b)(c)                                            --               --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $    15.43     $      12.86
Total return (d)(e)                                                                    19.98%            4.81%(f)
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $      904     $        632
Ratio of expenses to average net assets (g)                                             2.01%            2.11%(h)
Ratio of net investment income (loss) to average net assets (g)                         0.46%          (0.05)%(h)
Waiver                                                                                  0.10%            0.35%(h)
Portfolio turnover rate                                                                   66%              90%
--------------------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS D SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    12.91       $    11.27       $    10.02      $     10.04
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                        0.06            (0.04)              --(d)         (0.04)
Net realized and unrealized gain on investments and
   foreign currency, net of foreign capital gains tax                   2.51             1.68             1.25             0.02
                                                                  ----------       ----------       ----------      -----------
Total from investment operations                                        2.57             1.64             1.25            (0.02)
-------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                                  --(c)(d)         --(c)(d)         --               --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    15.48       $    12.91       $    11.27      $     10.02
Total return (e)(f)                                                   19.91%           14.55%           12.48%(g)       (0.20)%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      740       $      738       $      633      $       542
Ratio of expenses to average net assets (h)                            2.01%            2.10%            2.49%(i)         3.48%(i)
Ratio of net investment income (loss) to average net assets (h)        0.40%          (0.27)%            0.02%(i)       (2.01)%(i)
Waiver                                                                 0.10%            0.57%            0.75%(i)         0.75%(i)
Portfolio turnover rate                                                  66%              90%              43%(g)           96%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                        PERIOD ENDED
                                                                         AUGUST 31,
CLASS G SHARES                                                            2005 (a)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $      15.06
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                       0.12
Net realized and unrealized gain on investments and foreign currency,
   net of foreign capital gains tax                                             0.19
                                                                        ------------
Total from investment operations                                                0.31
------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital (b)(c)                                   --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $      15.37
Total return (d)(e)(f)                                                         2.06%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                $      4,015
Ratio of expenses to average net assets (g)(h)                                 1.93%
Ratio of net investment income to average net assets (g)(h)                    0.81%
Waiver (h)                                                                     0.08%
Portfolio turnover rate                                                          66%
------------------------------------------------------------------------------------


(a) Class G shares were initially offered on March 18, 2005. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                              YEAR ENDED AUGUST 31,         PERIOD ENDED             YEAR ENDED AUGUST 31,
                                            -------------------------        AUGUST 31,      -------------------------------------
CLASS Z SHARES                                2005            2004            2003 (a)        2002 (b)          2001        2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   13.14       $   11.40       $   10.05        $    12.03       $   14.77   $  22.81
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.25(c)         0.11(c)         0.07(c)             --(c)(d)      0.01      (0.04)
Net realized and unrealized gain (loss)
   on investments and foreign currency,
   net of foreign capital gains tax              2.53            1.67            1.27             (1.94)          (2.74)     (5.17)
                                            ---------       ---------       ---------        ----------       ---------   --------
Total from investment operations                 2.78            1.78            1.34             (1.94)          (2.73)     (5.21)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                      (0.07)          (0.04)             --             (0.01)          (0.01)        --
From net realized gains                            --              --              --                --              --      (2.83)
Return of capital                                  --              --              --             (0.03)             --         --
                                            ---------       ---------       ---------        ----------       ---------   --------
Total distributions                             (0.07)          (0.04)             --             (0.04)          (0.01)     (2.83)
----------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital           --(c)(d)        --(c)(d)      0.01(c)             --              --         --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $   15.85       $   13.14       $   11.40        $    10.05       $   12.03   $  14.77
Total return (e)                               21.20%(f)       15.65%(f)       13.43%(f)(g)    (16.10)%(f)     (18.47)%   (22.64)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $ 964,495       $ 558,082       $ 248,718        $  143,332       $ 135,626   $175,316
Ratio of expenses to average net assets (h)     1.00%           1.10%           1.47%(i)          1.49%           1.56%      1.42%
Ratio of net investment income (loss)
   to average net assets (h)                    1.71%           0.81%           1.03%(i)        (0.02)%           0.06%    (0.19)%
Waiver                                          0.10%           0.18%           0.12%(i)          0.12%              --         --
Portfolio turnover rate                           66%             90%             43%(g)            96%            130%       112%
----------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e)   Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS A SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    16.99       $    18.09       $    14.77      $     15.15
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.15)           (0.23)           (0.14)           (0.02)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                 5.32            (0.87)            3.46            (0.36)
                                                                  ----------       ----------       ----------      -----------
Total from investment operations                                        5.17            (1.10)            3.32            (0.38)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    22.16       $    16.99       $    18.09      $     14.77
Total return (d)(e)                                                   30.43%          (6.08)%           22.48%(f)       (2.51)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    6,078       $    4,432       $    4,525      $     1,180
Ratio of operating expenses to average net assets (g)                  1.23%            1.53%            1.60%(h)         1.49%(h)
Ratio of interest expense to average net assets                          --%(i)           --               --               --
Ratio of total expenses to average net assets (g)                      1.23%            1.53%            1.60%(h)         1.49%(h)
Ratio of net investment loss to average net assets (g)               (0.76)%          (1.21)%          (1.31)%(h)       (1.22)%(h)
Waiver                                                                 0.05%            0.02%            0.01%(h)         0.01%(h)
Portfolio turnover rate                                                 104%             139%              78%(f)           88%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS B SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    16.75       $    17.98       $    14.76      $     15.15
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.30)           (0.36)           (0.22)           (0.04)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                 5.24            (0.87)            3.44            (0.35)
                                                                  ----------       ----------       ----------      -----------
Total from investment operations                                        4.94            (1.23)            3.22            (0.39)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    21.69       $    16.75       $    17.98      $     14.76
Total return (d)(e)                                                   29.49%          (6.84)%           21.82%(f)       (2.57)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    6,377       $    5,079       $    4,242      $     3,383
Ratio of operating expenses to average net assets (g)                  1.98%            2.29%            2.36%(h)         2.32%(h)
Ratio of interest expense to average net assets                          --%(i)            --               --               --
Ratio of total expenses to average net assets (g)                      1.98%            2.29%            2.36%(h)         2.32%(h)
Ratio of net investment loss to average net assets (g)               (1.51)%          (1.97)%          (2.06)%(h)       (2.05)%(h)
Waiver                                                                 0.05%            0.10%            0.12%(h)         0.12%(h)
Portfolio turnover rate                                                 104%             139%              78%(f)           88%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                   YEAR ENDED     PERIOD ENDED
                                                                                   AUGUST 31,      AUGUST 31,
CLASS C SHARES                                                                        2005          2004 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $    16.79     $      17.88
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                 (0.30)           (0.30)
Net realized and unrealized gain (loss) on investments and foreign currency              5.25            (0.79)
                                                                                   ----------     ------------
Total from investment operations                                                         4.95            (1.09)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $    21.74     $      16.79
Total return (c)(d)                                                                    29.48%          (6.10)%(e)
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $      674     $        501
Ratio of operating expenses to average net assets (f)                                   1.98%            2.18%(g)
Ratio of interest expense to average net assets                                           --%(h)            --
Ratio of total expenses to average net assets (f)                                       1.98%            2.18%(g)
Ratio of net investment loss to average net assets (f)                                (1.52)%          (1.83)%(g)
Waiver                                                                                  0.05%            0.08%(g)
Portfolio turnover rate                                                                  104%             139%
--------------------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

(h)   Rounds to less than 0.01%.



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS D SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    16.77       $    17.98       $    14.76      $     15.15
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.30)           (0.34)           (0.21)           (0.04)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                 5.24            (0.87)            3.43            (0.35)
                                                                  ----------       ----------       ----------      -----------
Total from investment operations                                        4.94            (1.21)            3.22            (0.39)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    21.71       $    16.77       $    17.98      $     14.76
Total return (d)(e)                                                   29.46%          (6.73)%           21.82%(f)       (2.57)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      438       $      599       $      737      $       433
Ratio of operating expenses to average net assets (g)                  1.98%            2.19%            2.27%(h)         2.32%(h)
Ratio of interest expense to average net assets                          --%(i)            --               --               --
Ratio of total expenses to average net assets (g)                      1.98%            2.19%            2.27%(h)         2.32%(h)
Ratio of net investment loss to average net assets (g)               (1.54)%          (1.87)%          (1.97)%(h)       (2.05)%(h)
Waiver                                                                 0.05%            0.08%            0.09%(h)         0.09%(h)
Portfolio turnover rate                                                 104%             139%              78%(f)           88%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS G SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    16.70       $    17.98       $    14.77      $     15.15
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.29)           (0.41)           (0.23)           (0.04)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                 5.22            (0.87)            3.44            (0.34)
                                                                  ----------       ----------       ----------      -----------
Total from investment operations                                        4.93            (1.28)            3.21            (0.38)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    21.63       $    16.70       $    17.98      $     14.77
Total return (d)                                                      29.52%(e)       (7.12)%(e)        21.73%(f)       (2.51)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      724       $      647       $      806      $       753
Ratio of operating expenses to average net assets (g)                  1.93%            2.57%            2.47%(h)         2.35%(h)
Ratio of interest expense to average net assets                          --%(i)            --               --               --
Ratio of total expenses to average net assets (g)                      1.93%            2.57%            2.47%(h)         2.35%(h)
Ratio of net investment loss to average net assets (g)               (1.47)%          (2.25)%          (2.17)%(h)       (2.08)%(h)
Waiver                                                                 0.05%            0.01%              --               --
Portfolio turnover rate                                                 104%             139%              78%(f)           88%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.



                                                                     YEAR ENDED AUGUST 31,         PERIOD ENDED    PERIOD ENDED
                                                                  ---------------------------       AUGUST 31,     DECEMBER 31,
CLASS T SHARES                                                       2005             2004           2003 (a)        2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    17.03       $    18.12       $    14.79      $     15.15
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.16)           (0.22)           (0.12)           (0.02)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                 5.33            (0.87)            3.45            (0.34)
                                                                  ----------       ----------       ----------       ----------
Total from investment operations                                        5.17            (1.09)            3.33            (0.36)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    22.20       $    17.03       $    18.12      $     14.79
Total return (d)                                                      30.36%(e)       (6.02)%(e)        22.52%(f)       (2.38)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   27,969       $   25,236       $   29,920      $    25,966
Ratio of operating expenses to average net assets (g)                  1.28%            1.50%            1.46%(h)         1.45%(h)
Ratio of interest expense to average net assets                          --%(i)            --               --               --
Ratio of total expenses to average net assets (g)                      1.28%            1.50%            1.46%(h)         1.45%(h)
Ratio of net investment loss to average net assets (g)               (0.82)%          (1.19)%          (1.16)%(h)       (1.18)%(h)
Waiver                                                                 0.05%            0.01%               --               --
Portfolio turnover rate                                                 104%             139%              78%(f)           88%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            YEAR ENDED AUGUST 31,       PERIOD ENDED               YEAR ENDED DECEMBER 31,
                                          ------------------------       AUGUST 31,        -------------------------------------
CLASS Z SHARES                              2005            2004           2003 (a)         2002 (b)        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   17.14      $   18.17     $      14.79         $   19.60     $   25.99   $    29.93
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.10)(c)      (0.14)(c)        (0.08)(c)         (0.13)(c)     (0.11)       (0.10)
Net realized and unrealized gain (loss)
   on investments and foreign currency         5.37          (0.89)            3.46             (4.68)        (5.35)        4.45
                                          ---------       ---------     -----------        ----------     ---------   ----------
Total from investment operations               5.27          (1.03)            3.38             (4.81)        (5.46)        4.35
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                          --             --               --                --         (0.93)       (8.29)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   22.41      $   17.14      $     18.17        $    14.79     $   19.60   $    25.99
Total return (d)                             30.75%(e)     (5.67)%(e)        22.85%(e)(f)    (24.54)%(e)   (20.98)%       13.84%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $ 799,505      $ 825,988      $   998,943        $  807,342     $ 786,071   $1,095,525
Ratio of operating expenses to average
   net assets (g)                             0.98%          1.07%            1.09%(h)          1.12%         1.08%        0.99%
Ratio of interest expense to average net
   assets                                       --%(i)          --               --                --            --           --
Ratio of total expenses to average
   net assets (g)                             0.98%          1.07%            1.09%(h)          1.12%         1.08%        0.99%
Ratio of net investment loss to average
   net assets (g)                           (0.52)%        (0.75)%          (0.80)%(h)        (0.85)%       (0.49)%      (0.38)%
Waiver                                        0.05%          0.05%            0.05%(h)          0.05%            --           --
Portfolio turnover rate                        104%           139%              78%(f)            88%          186%         169%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA SMALL CAP GROWTH FUND I

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            YEAR ENDED AUGUST 31,       PERIOD ENDED               YEAR ENDED DECEMBER 31,
                                          ------------------------       AUGUST 31,        -------------------------------------
CLASS Z SHARES                              2005            2004           2003 (a)         2002 (b)        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   21.32      $   21.62      $     16.30        $    22.20     $   25.87   $    27.26
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.24)(c)      (0.24)(c)        (0.13)(c)         (0.17)(c)     (0.13)       (0.10)
Net realized and unrealized gain (loss)
   on investments                              6.72          (0.06)            5.45             (5.73)        (3.54)        1.75
                                          ---------      ---------      -----------        ----------     ---------   ----------
Total from investment operations               6.48          (0.30)            5.32             (5.90)        (3.67)        1.65
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                          --             --               --                --            --        (3.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   27.80      $   21.32      $     21.62        $    16.30     $   22.20   $    25.87
Total return (d)                             30.39%(e)     (1.39)%           32.64%(f)       (26.58)%      (14.19)%        5.85%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $ 214,659      $ 543,016      $   637,616        $  493,031     $ 617,966   $  518,970
Ratio of operating expenses to average
   net assets (g)                             1.16%          1.18%            1.28%(h)          1.24%         1.23%        1.22%
Ratio of interest expense to average
   net assets                                   --%(i)          --               --                --            --           --
Ratio of total expenses to average
   net assets (g)                             1.16%          1.18%            1.28%(h)          1.24%         1.23%        1.22%
Ratio of net investment loss to average
   net assets (g)                           (0.99)%        (1.01)%          (1.09)%(h)        (0.90)%       (0.71)%      (0.44)%
Portfolio turnover rate                        114%           118%              79%(f)           109%          129%         145%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  ---------------------------     AUGUST 31,       DECEMBER 31,
CLASS A SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    25.59       $    21.04     $    17.80        $     17.01
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.79(d)          0.77           0.36(e)            0.26
Net realized and unrealized gain on investments                         4.73             4.67           3.11(e)            0.78
                                                                  ----------       ----------     ----------        -----------
Total from investment operations                                        5.52             5.44           3.47               1.04
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.75)           (0.70)         (0.23)             (0.25)
From net realized gains                                                (2.52)           (0.19)            --                 --
                                                                  ----------       ----------     ----------        -----------
Total distributions                                                    (3.27)           (0.89)         (0.23)             (0.25)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    27.84       $    25.59     $    21.04        $     17.80
Total return (f)                                                      22.65%           26.42%         19.62%(g)           6.10%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   45,756       $   32,703     $   12,364        $       905
Ratio of expenses to average net assets (h)                            1.18%            1.20%          1.55%(i)           1.43%(i)
Ratio of net investment income to average net assets (h)               2.98%            3.27%          2.70%(e)(i)        4.81%(i)
Portfolio turnover rate                                                  10%              28%            33%(g)             53%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  ---------------------------     AUGUST 31,       DECEMBER 31,
CLASS B SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    25.60       $    21.03     $    17.82        $     17.01
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.60(d)          0.58           0.24(e)            0.22
Net realized and unrealized gain on investments                         4.73             4.70           3.12(e)            0.81
                                                                  ----------       ----------     ----------        -----------
Total from investment operations                                        5.33             5.28           3.36               1.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.56)           (0.52)         (0.15)             (0.22)
From net realized gains                                                (2.52)           (0.19)            --                 --
                                                                  ----------       ----------     ----------        -----------
Total distributions                                                    (3.08)           (0.71)         (0.15)             (0.22)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    27.85       $    25.60     $    21.03        $     17.82
Total return (f)                                                      21.74%           25.53%         18.97%(g)           6.09%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   14,393       $   11,234     $    4,776        $     1,074
Ratio of expenses to average net assets (h)                            1.93%            1.98%          2.37%(i)           2.18%(i)
Ratio of net investment income to average net assets (h)               2.26%            2.47%          1.86%(e)(i)        4.06%(i)
Portfolio turnover rate                                                  10%              28%            33%(g)             53%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                      YEAR ENDED     PERIOD ENDED
                                                                      AUGUST 31,      AUGUST 31,
CLASS C SHARES                                                           2005          2004 (a)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    25.58     $      21.99
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                   0.55(c)          0.41
Net realized and unrealized gain on investments                             4.78             3.72
                                                                      ----------     ------------
Total from investment operations                                            5.33             4.13
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                 (0.56)           (0.35)
From net realized gains                                                    (2.52)           (0.19)
                                                                      ----------     ------------
Total distributions                                                        (3.08)           (0.54)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $    27.83     $      25.58
Total return (d)                                                          21.75%           18.99%(e)
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $    4,821     $      2,404
Ratio of expenses to average net assets (f)                                1.93%            1.95%(g)
Ratio of net investment income to average net assets (f)                   2.08%            1.93%(g)
Portfolio turnover rate                                                      10%              28%
-------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.



                                                                     YEAR ENDED AUGUST 31,      PERIOD ENDED      PERIOD ENDED
                                                                  ---------------------------    AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                       2005             2004        2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    25.59       $    21.03    $     17.82        $     17.01
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.60(d)          0.65           0.27(e)            0.21
Net realized and unrealized gain on investments                         4.73             4.63           3.10(e)            0.82
                                                                  ----------       ----------    -----------        -----------
Total from investment operations                                        5.33             5.28           3.37               1.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.56)           (0.53)         (0.16)             (0.22)
From net realized gains                                                (2.52)           (0.19)            --                 --
                                                                  ----------       ----------    -----------        -----------
Total distributions                                                    (3.08)           (0.72)         (0.16)             (0.22)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    27.84       $    25.59    $     21.03        $     17.82
Total return (f)                                                      21.75%           25.55%         18.99%(g)           6.09%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    4,263       $    4,059    $     3,466        $       365
Ratio of expenses to average net assets (h)                            1.93%            1.96%          2.30%(i)           2.18%(i)
Ratio of net investment income to average net assets (h)               2.28%            2.81%          2.02%(e)(i)        4.06%(i)
Portfolio turnover rate                                                  10%              28%            33%(g)             53%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.44% to 2.02%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            YEAR ENDED AUGUST 31,       PERIOD ENDED               YEAR ENDED DECEMBER 31,
                                          -------------------------      AUGUST 31,        -------------------------------------
CLASS Z SHARES                              2005            2004           2003 (a)         2002 (b)        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   25.60       $   21.06     $     17.81        $    18.04     $   17.89   $    14.57
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.90(c)(d)      0.88(c)         0.39(c)(e)        0.82(c)       0.79         0.81
Net realized and unrealized gain (loss)
   on investments                              4.70            4.62            3.14(e)          (0.25)         0.15         3.32
                                          ---------       ---------     -----------        ----------     ---------   ----------
Total from investment operations               5.60            5.50            3.53              0.57          0.94         4.13
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                    (0.82)          (0.77)          (0.28)            (0.71)        (0.72)       (0.75)
From net realized gains                       (2.52)          (0.19)             --             (0.09)        (0.07)       (0.06)
                                          ---------       ---------     -----------        ----------     ---------   ----------
Total distributions                           (3.34)          (0.96)          (0.28)            (0.80)        (0.79)       (0.81)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   27.86       $   25.60     $     21.06        $    17.81     $   18.04   $    17.89
Total return (f)                             22.99%          26.72%          20.01%(g)          3.12%         5.41%       28.84%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $ 758,147       $ 872,924     $   884,747        $  774,646     $ 621,590   $  436,764
Ratio of expenses to average
   net assets (h)                             0.93%           0.97%           1.08%(i)          0.94%         0.95%        0.96%
Ratio of net investment income to
   average net assets (h)                     3.40%           3.78%           3.09%(e)(i)       5.30%         4.65%        5.16%
Portfolio turnover rate                         10%             28%             33%(g)            53%           41%          25%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)   Total return at net asset value assuming all distributions reinvested.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  ---------------------------    AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                       2005             2004        2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     6.50       $     5.91    $      3.79        $      3.82
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.04)           (0.11)         (0.04)             (0.01)
Net realized and unrealized gain (loss) on investments,
   futures contracts and written options                                2.31             0.70           2.16              (0.02)
                                                                  ----------       ----------    -----------        -----------
Total from investment operations                                        2.27             0.59           2.12              (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.77       $     6.50    $      5.91        $      3.79
Total return (d)(e)                                                   34.92%            9.98%         55.94%(f)         (0.79)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   14,696       $    2,818    $       376        $         1
Ratio of expenses to average net assets (g)                            1.85%            1.90%          1.90%(h)           1.76%(h)
Ratio of net investment loss to average net assets (g)               (1.47)%          (1.51)%        (1.35)%(h)         (1.35)%(h)
Reimbursement                                                          0.06%            0.53%          3.06%(h)           1.24%(h)
Portfolio turnover rate                                                 328%             488%           523%(f)            512%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  ---------------------------    AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                       2005             2004        2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     6.40       $     5.86    $      3.78        $      3.82
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.17)           (0.16)         (0.07)             (0.01)
Net realized and unrealized gain (loss) on investments,
   futures contracts and written options                                2.34             0.70           2.15              (0.03)
                                                                  ----------       ----------    -----------        -----------
Total from investment operations                                        2.17             0.54           2.08              (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.57       $     6.40    $      5.86        $      3.78
Total return (d)(e)                                                   33.91%            9.22%         55.03%(f)         (1.05)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    3,183       $    2,200    $     1,246        $         7
Ratio of expenses to average net assets (g)                            2.60%            2.65%          2.65%(h)           2.51%(h)
Ratio of net investment loss to average net assets (g)               (2.29)%          (2.30)%        (2.11)%(h)         (2.10)%(h)
Reimbursement                                                          0.06%            0.48%          2.40%(h)           1.24%(h)
Portfolio turnover rate                                                 328%             488%           523%(f)            512%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                         YEAR ENDED AUGUST 31,
                                                                      ---------------------------
CLASS C SHARES                                                           2005          2004 (a)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $     6.41     $       6.48
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                    (0.17)           (0.14)
Net realized and unrealized gain on investments,
   futures contracts and written options                                    2.35             0.07
                                                                      ----------     ------------
Total from investment operations                                            2.18            (0.07)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $     8.59     $       6.41
Total return (c)(d)                                                       34.01%          (1.08)%(e)
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $    1,972     $        488
Ratio of expenses to average net assets (f)                                2.60%            2.65%(g)
Ratio of net investment loss to average net assets (f)                   (2.23)%          (2.18)%(g)
Reimbursement                                                              0.06%            0.68%(g)
Portfolio turnover rate                                                     328%             488%
-------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  ---------------------------    AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                       2005             2004        2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     6.43       $     5.88    $      3.78       $       3.82
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                (0.18)           (0.16)         (0.07)             (0.01)
Net realized and unrealized gain (loss) on investments,
   futures contracts and written options                                2.37             0.71           2.17              (0.03)
                                                                  ----------       ----------    -----------       ------------
Total from investment operations                                        2.19             0.55           2.10              (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.62       $     6.43    $      5.88       $       3.78
Total return (d)(e)                                                   34.06%            9.35%         55.56%(f)         (1.05)%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $       22       $       21    $        15       $          1
Ratio of expenses to average net assets (g)                            2.60%            2.65%          2.65%(h)           2.51%(h)
Ratio of net investment loss to average net assets (g)               (2.30)%          (2.31)%        (2.13)%(h)         (2.10)%(h)
Reimbursement                                                          0.06%            0.77%          4.00%(h)           1.24%(h)
Portfolio turnover rate                                                 328%             488%           523%(f)            512%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            YEAR ENDED AUGUST 31,       PERIOD ENDED        YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                          -------------------------      AUGUST 31,        ------------------------  DECEMBER 31,
CLASS Z SHARES                              2005            2004           2003 (a)         2002 (b)        2001        2000(c)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    6.55       $    5.93     $      3.79        $     6.13     $    8.63   $   10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (0.10)(d)       (0.09)(d)       (0.04)(d)         (0.06)(d)     (0.08)       0.01
Net realized and unrealized gain (loss)
   on investments, futures contracts
   and written options                         2.41            0.71            2.18             (2.28)        (2.42)      (1.37)
                                          ---------       ---------     -----------        ----------     ---------   ---------
Total from investment operations               2.31            0.62            2.14             (2.34)        (2.50)      (1.36)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                       --              --              --                --            --       (0.01)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $    8.86       $    6.55     $      5.93        $     3.79     $    6.13   $    8.63
Total return (e)(f)                          35.27%          10.46%          56.46%(g)       (38.17)%      (28.97)%    (13.78)%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  40,947       $  30,268     $    19,663        $    8,055     $  10,385   $   4,327
Ratio of expenses to average
   net assets (h)                             1.60%           1.65%           1.65%(i)          1.65%         1.69%       1.48%(i)
Ratio of net investment income (loss) to
   average net assets (h)                    (1.29)%        (1.30)%         (1.19)%(i)        (1.24)%       (1.26)%      0.99%(i)
Reimbursement                                 0.06%           0.53%           2.73%(i)          1.33%         1.13%      7.49%(i)
Portfolio turnover rate                        328%            488%            523%(g)           512%          413%        63%(g)
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------     AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                       2005             2004        2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    18.37      $    15.95     $      13.13      $      12.72
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.01            0.03             0.06              0.01
Net realized and unrealized gain on investments
   and foreign currency                                                 3.08            2.46             2.76              0.40
                                                                  ----------      ----------     ------------      ------------
Total from investment operations                                        3.09            2.49             2.82              0.41
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.03)          (0.07)              --                --
From net realized gains                                                (0.22)             --               --                --
                                                                  ----------      ----------     ------------      ------------
Total distributions                                                    (0.25)          (0.07)              --                --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    21.21      $    18.37     $      15.95      $      13.13
Total return (d)                                                      16.88%(e)       15.64%(e)        21.48%(f)          3.22%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $  169,340      $   99,608     $     60,112      $     53,526
Ratio of expenses to average net assets (g)                            1.24%           1.27%            1.30%(h)          1.21%(h)
Ratio of net investment income to average net assets (g)               0.64%           0.19%            0.60%(h)          0.64%(h)
Waiver                                                                 0.03%           0.01%              --                --
Portfolio turnover rate                                                  80%            106%              68%(f)           188%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------     AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                       2005             2004        2003 (a)           2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    18.17      $    15.82     $     13.10       $      12.72
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                   --(d)        (0.10)          (0.03)             (0.01)
Net realized and unrealized gain on investments
   and foreign currency                                                 2.89            2.45            2.75               0.39
                                                                  ----------      ----------     -----------       ------------
Total from investment operations                                        2.89            2.35            2.72               0.38
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                                (0.22)             --              --                 --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    20.84      $    18.17     $     15.82       $      13.10
Total return (e)(f)                                                   15.97%          14.85%          20.76%(g)           2.99%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   49,318      $   22,071     $     3,398       $      2,350
Ratio of expenses to average net assets (h)                            1.99%           2.02%           2.22%(i)           2.36%(i)
Ratio of net investment loss to average net assets (h)                (0.09)%        (0.57)%         (0.33)%(i)         (0.51)%(i)
Waiver                                                                 0.03%           0.14%           0.23%(i)           0.23%(i)
Portfolio turnover rate                                                  80%            106%             68%(g)            188%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                   YEAR ENDED     PERIOD ENDED
                                                                                   AUGUST 31,      AUGUST 31,
CLASS C SHARES                                                                        2005          2004 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $    18.18     $      16.42
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                    --(c)         (0.09)
Net realized and unrealized gain on investments and foreign currency                     2.89             1.85
                                                                                   ----------     ------------
Total from investment operations                                                         2.89             1.76
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                                                 (0.22)              --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $    20.85     $      18.18
Total return (d)(e)                                                                    15.96%           10.72%(f)
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $   39,253     $     14,821
Ratio of expenses to average net assets (g)                                             1.99%            2.05%(h)
Ratio of net investment loss to average net assets (g)                                (0.09)%          (0.57)%(h)
Waiver                                                                                  0.03%            0.07%(h)
Portfolio turnover rate                                                                   80%             106%
--------------------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS D SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    18.17      $    15.81     $     13.11       $      12.72
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                   --(d)        (0.08)          (0.05)             (0.01)
Net realized and unrealized gain on investments
   and foreign currency                                                 2.89            2.44            2.75               0.40
                                                                  ----------      ----------     -----------       ------------
Total from investment operations                                        2.89            2.36            2.70               0.39
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                                (0.22)             --              --                 --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    20.84      $    18.17     $     15.81       $      13.11
Total return (e)(f)                                                   15.97%          14.93%          20.59%(g)           3.07%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      525      $      693     $       704       $        355
Ratio of expenses to average net assets (h)                            1.99%           1.94%           2.34%(i)           2.28%(i)
Ratio of net investment loss to average net assets (h)                (0.14)%        (0.48)%         (0.48)%(i)         (0.43)%(i)
Waiver                                                                 0.03%           0.12%           0.15%(i)           0.15%(i)
Portfolio turnover rate                                                  80%            106%             68%(g)            188%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            YEAR ENDED AUGUST 31,     PERIOD ENDED       YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                          -----------------------      AUGUST 31,        -----------------------  DECEMBER 31,
CLASS Z SHARES                              2005          2004           2003 (a)         2002 (b)        2001     2000(c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   18.42     $   15.98     $     13.14        $   14.52     $   11.23   $    10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.01(d)       0.08(d)         0.08(d)          0.10(d)       0.05         0.02
Net realized and unrealized gain (loss)
   on investments and foreign currency         3.13          2.47            2.76            (1.35)         3.29         1.23
                                          ---------     ---------     -----------        ---------     ---------   ----------
Total from investment operations               3.14          2.55            2.84            (1.25)         3.34         1.25
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                    (0.07)        (0.11)             --            (0.11)        (0.05)       (0.02)
From net realized gains                       (0.22)           --              --            (0.02)           --           --
                                          ---------     ---------     -----------        ---------     ---------   ----------
Total distributions                           (0.29)        (0.11)             --            (0.13)        (0.05)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   21.27     $   18.42     $     15.98        $   13.14     $   14.52   $    11.23
Total return (e)                             17.16%(f)     15.98%(f)       21.61%(f)(g)    (8.56)%(f)     29.76%       12.25%(f)(g)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $ 267,380     $ 272,178     $   227,454        $ 209,610     $ 139,504   $    9,526
Ratio of expenses to average
   net assets (h)                             0.99%         1.02%           1.08%(i)         1.23%         1.13%        1.34%(i)
Ratio of net investment income to
   average net assets (h)                     0.86%         0.44%           0.82%(i)         0.62%         0.71%        1.92%(i)
Waiver                                        0.03%         0.03%           0.03%(i)         0.03%           --         3.97%(i)
Portfolio turnover rate                         80%          106%             68%(g)          188%          278%          64%(g)
-----------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS A SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    19.86      $    19.18     $     17.52       $      17.58
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.02(d)         0.29            0.16               0.03
Net realized and unrealized gain on investments
   and futures contracts                                                2.28            0.67            1.64                 --(e)
                                                                  ----------      ----------     -----------       ------------
Total from investment operations                                        2.30            0.96            1.80               0.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.41)          (0.28)          (0.14)             (0.09)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    21.75      $    19.86     $     19.18       $      17.52
Total return (f)                                                      11.72%           4.99%         10.35%(g)            0.19%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    3,378      $    2,577     $       670       $        146
Ratio of expenses to average net assets (h)                             1.02%           1.02%          1.42%(i)           1.17%(i)
Ratio of net investment income to average net assets (h)                1.80%           1.45%          1.32%(i)           2.03%(i)
Portfolio turnover rate                                                   63%            158%           110%(g)             98%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS B SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    19.83      $    19.16     $     17.52       $      17.58
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.01(d)         0.14            0.07               0.02
Net realized and unrealized gain (loss) on investments
   and futures contracts                                                2.14            0.66            1.65              (0.01)
                                                                  ----------      ----------     -----------       ------------
Total from investment operations                                        2.15            0.80            1.72               0.01
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.26)          (0.13)          (0.08)             (0.07)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    21.72      $    19.83     $     19.16       $      17.52
Total return (e)                                                      10.91%           4.17%           9.83%(f)           0.06%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    8,149      $    7,286     $     3,349       $        608
Ratio of expenses to average net assets (g)                            1.77%           1.77%           2.17%(h)           1.92%(h)
Ratio of net investment income to average net assets (g)               1.07%           0.71%           0.59%(h)           1.28%(h)
Portfolio turnover rate                                                  63%            158%            110%(f)             98%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                   YEAR ENDED     PERIOD ENDED
                                                                                   AUGUST 31,      AUGUST 31,
CLASS C SHARES                                                                        2005          2004 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $    19.83     $      19.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                                0.01(c)          0.13
Net realized and unrealized gain on investments and futures contracts                    2.14             0.23
                                                                                   ----------     ------------
Total from investment operations                                                         2.15             0.36
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                              (0.26)           (0.12)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $    21.72     $      19.83
Total return (d)                                                                       10.91%            1.82%(e)
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $      952     $        730
Ratio of expenses to average net assets (f)                                             1.77%            1.80%(g)
Ratio of net investment income to average net assets (f)                                1.06%            0.72%(g)
Portfolio turnover rate                                                                   63%             158%(e)
--------------------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS D SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    19.82      $    19.17     $     17.51       $      17.58
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.01(d)         0.15            0.11               0.02
Net realized and unrealized gain (loss) on investments
   and futures contracts                                                2.15            0.65            1.64              (0.02)
                                                                  ----------      ----------     -----------       ------------
Total from investment operations                                        2.16            0.80            1.75                 --
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.26)          (0.15)          (0.09)             (0.07)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    21.72      $    19.82     $     19.17       $      17.51
Total return (e)                                                      10.97%           4.14%          10.01%(f)           0.01%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      320      $      361     $       770       $        446
Ratio of expenses to average net assets (g)                            1.77%           1.77%           1.87%(h)           1.92%(h)
Ratio of net investment income to average net assets (g)               1.07%           0.74%           0.89%(h)           1.28%(h)
Portfolio turnover rate                                                  63%            158%            110%(f)             98%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            YEAR ENDED AUGUST 31,     PERIOD ENDED             YEAR ENDED DECEMBER 31,
                                          -------------------------    AUGUST 31,     ------------------------------------------
CLASS Z SHARES                              2005            2004        2003 (a)        2002 (b)         2001           2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   19.84       $   19.19    $    17.51     $      20.67     $   22.96     $     24.72
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.01(c)(d)      0.35(c)       0.24(c)          0.47(c)       0.57(e)         0.67
Net realized and unrealized gain (loss)
   on investments and futures contracts        2.36            0.66          1.64            (3.13)        (2.27)(e)       (0.41)
                                          ---------       ---------    ----------     ------------     ---------     -----------
Total from investment operations               2.37            1.01          1.88            (2.66)        (1.70)           0.26
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                    (0.47)          (0.36)        (0.20)           (0.50)        (0.59)          (0.68)
From net realized gains                          --              --            --               --            --           (1.34)
                                          ---------       ---------    ----------     ------------     ---------     -----------
Total distributions                           (0.47)          (0.36)        (0.20)           (0.50)        (0.59)          (2.02)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   21.74       $   19.84    $    19.19     $      17.51     $   20.67     $     22.96
Total return (f)                             12.06%           5.27%        10.81%(g)      (12.97)%       (7.40)%           0.82%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $ 301,109       $ 483,746    $  640,402     $    668,290     $ 983,749     $ 1,126,854
Ratio of expenses to average
   net assets (h)                             0.77%           0.77%         0.77%(i)         0.70%         0.67%           0.65%
Ratio of net investment income to
   average net assets (h)                     2.11%           1.73%         2.03%(i)         2.50%         2.70%(e)        2.73%
Portfolio turnover rate                         63%            158%          110%(g)           98%          111%            105%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.70%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(f)   Total return at net asset value assuming all distributions reinvested.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS A SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     8.64      $     8.62     $      8.67       $       8.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.23            0.17            0.10               0.04
Net realized and unrealized gain (loss)
   on investments and futures contracts                                (0.07)           0.02           (0.03)              0.04
                                                                  ----------      ----------     -----------       ------------
Total from investment operations                                        0.16            0.19            0.07               0.08
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.24)          (0.17)          (0.12)             (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.56      $     8.64     $      8.62       $       8.67
Total return (d)(e)                                                    1.83%           2.25%           0.82%(f)           0.94%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   17,004      $   28,146     $    37,261       $      5,543
Ratio of expenses to average net assets (g)                            0.88%           0.91%           1.00%(h)           1.00%(h)
Ratio of net investment income to average net assets (g)               2.71%           2.00%           1.78%(h)           3.53%(h)
Reimbursement                                                          0.01%           0.05%           0.05%(h)           0.02%(h)
Portfolio turnover rate                                                  46%             77%            137%(f)            182%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS B SHARES                                                       2005             2004         2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     8.64      $     8.62     $      8.67       $       8.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.17            0.11            0.07               0.03
Net realized and unrealized gain (loss)
   on investments and futures contracts                                (0.08)           0.01           (0.04)              0.04
                                                                  ----------      ----------     -----------       ------------
Total from investment operations                                        0.09            0.12            0.03               0.07
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.17)          (0.10)          (0.08)             (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.56      $     8.64     $      8.62       $       8.67
Total return (d)(e)                                                    1.07%           1.44%           0.35%(f)           0.77%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   19,418      $   25,125     $    26,965       $      6,261
Ratio of expenses to average net assets (g)                            1.63%           1.66%           1.75%(h)           1.75%(h)
Ratio of net investment income to average net assets (g)               1.97%           1.25%           1.16%(h)           2.78%(h)
Reimbursement                                                          0.01%           0.08%           0.15%(h)           0.04%(h)
Portfolio turnover rate                                                  46%             77%            137%(f)            182%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                   YEAR ENDED     PERIOD ENDED
                                                                                   AUGUST 31,      AUGUST 31,
CLASS C SHARES                                                                        2005          2004 (a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $     8.64     $       8.67
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                                0.22             0.15
Net realized and unrealized loss on investments and futures contracts                   (0.08)           (0.04)
                                                                                   ----------     ------------
Total from investment operations                                                         0.14             0.11
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                              (0.22)           (0.14)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $     8.56     $       8.64
Total return (c)(d)                                                                     1.69%            1.27%(e)
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                           $    2,978     $      3,128
Ratio of expenses to average net assets (f)                                             1.03%            1.06%(g)
Ratio of net investment income to average net assets (f)                                2.59%            1.88%(g)
Reimbursement                                                                           0.01%            0.05%(g)
Waiver(h)                                                                               0.60%            0.60%(g)
Portfolio turnover rate                                                                   46%              77%
--------------------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

(h)   Amounts represent voluntary waivers of service and distribution fees.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS D SHARES                                                       2005            2004          2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     8.64      $     8.62     $       8.67      $       8.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.22            0.16             0.10              0.04
Net realized and unrealized gain (loss)
   on investments and futures contracts                                (0.08)           0.02            (0.04)             0.04
                                                                  ----------      ----------     ------------      ------------
Total from investment operations                                        0.14            0.18             0.06              0.08
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.22)          (0.16)           (0.11)            (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.56      $     8.64     $       8.62      $       8.67
Total return (d)(e)                                                    1.69%           2.08%            0.72%(f)          0.88%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    5,579      $    9,809     $     18,512      $      5,223
Ratio of expenses to average net assets (g)                            1.03%           1.06%            1.15%(h)          1.15%(h)
Ratio of net investment income to average net assets (g)               2.56%           1.85%            1.71%(h)          3.38%(h)
Reimbursement                                                          0.01%           0.03%            0.18%(h)          0.04%(h)
Waiver (i)                                                             0.60%           0.60%            0.60%(h)          0.60%(h)
Portfolio turnover rate                                                  46%             77%             137%(f)           182%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS G SHARES                                                       2005           2004           2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     8.64    $       8.62     $       8.67      $       8.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.18            0.12             0.09              0.03
Net realized and unrealized gain (loss)
   on investments and futures contracts                                (0.07)           0.02            (0.05)             0.04
                                                                  ----------    ------------     ------------      ------------
Total from investment operations                                        0.11            0.14             0.04              0.07
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.19)          (0.12)           (0.09)            (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.56    $       8.64     $       8.62      $       8.67
Total return (d)(e)                                                    1.28%           1.65%            0.47%(f)          0.85%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      598    $      1,056     $      1,614      $      1,874
Ratio of expenses to average net assets (g)                            1.43%           1.46%            1.55%(h)          1.55%(h)
Ratio of net investment income to average net assets (g)               2.14%           1.44%            1.58%(h)          2.98%(h)
Reimbursement                                                          0.01%           0.16%            0.10%(h)          0.05%(h)
Portfolio turnover rate                                                  46%             77%             137%(f)           182%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.



                                                                     YEAR ENDED AUGUST 31,       PERIOD ENDED      PERIOD ENDED
                                                                  --------------------------      AUGUST 31,       DECEMBER 31,
CLASS T SHARES                                                       2005            2004          2003 (a)          2002 (b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     8.64      $     8.62     $       8.67      $       8.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                               0.24            0.18             0.13              0.04
Net realized and unrealized gain (loss)
   on investments and futures contracts                                (0.08)           0.02            (0.05)             0.04
                                                                  ----------      ----------     ------------      ------------
Total from investment operations                                        0.16            0.20             0.08              0.08
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                             (0.24)          (0.18)           (0.13)            (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     8.56      $     8.64     $       8.62      $       8.67
Total return (d)(e)                                                    1.94%           2.31%            0.93%(f)          0.95%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $   17,975      $   21,160     $     28,230      $     30,859
Ratio of expenses to average net assets (g)                            0.78%           0.81%            0.90%(h)          0.90%(h)
Ratio of net investment income to average net assets (g)               2.98%           2.10%            2.25%(h)          3.63%(h)
Reimbursement                                                          0.01%           0.05%            0.04%(h)          0.02%(h)
Portfolio turnover rate                                                  46%             77%             137%(f)           182%
-------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                      YEAR ENDED AUGUST 31,        PERIOD ENDED                YEAR ENDED DECEMBER 31,
                                   ---------------------------      AUGUST 31,        ------------------------------------------
CLASS Z SHARES                        2005            2004           2003 (a)          2002 (b)         2001            2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $      8.64     $      8.62     $      8.67        $      8.55    $      8.36     $      8.20
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.26(c)         0.20(c)         0.14(c)            0.32(c)        0.46(d)         0.42
Net realized and unrealized gain
   (loss) on investments and
   futures contracts                     (0.08)           0.01           (0.05)              0.14           0.21(d)         0.16
                                   -----------     -----------     -----------        -----------    -----------     -----------
Total from investment operations          0.18            0.21            0.09               0.46           0.67            0.58
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income               (0.26)          (0.19)          (0.14)             (0.34)         (0.46)          (0.42)
From net realized gains                     --              --              --                 --(e)       (0.02)             --
                                   -----------     -----------     -----------        -----------    -----------     -----------
Total distributions                      (0.26)          (0.19)          (0.14)             (0.34)         (0.48)          (0.42)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $      8.56     $      8.64     $      8.62        $      8.67    $      8.55     $      8.36
Total return (f)                         2.08%(g)        2.51%(g)        1.06%(g)(h)        5.56%          8.07%(g)        7.26%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                  $   358,964     $   437,074     $   436,593        $   317,588    $    62,930     $    35,856
Ratio of expenses to average
   net assets (i)                        0.63%           0.66%           0.66%(j)           0.67%          0.75%           0.88%
Ratio of net investment
   income to average net assets (i)      2.98%           2.27%           2.36%(j)           3.86%          5.29%(d)        5.09%
Reimbursement                            0.01%           0.05%           0.07%(j)             --           0.16%           0.02%
Portfolio turnover rate                    46%             77%            137%(h)            182%           137%            147%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 5.26% to 5.29%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)   Rounds to less than $0.01 per share.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              YEAR ENDED AUGUST 31,          PERIOD ENDED      PERIOD ENDED
                                                           ----------------------------       AUGUST 31,       DECEMBER 31,
CLASS A SHARES                                                2005              2004            2003 (a)          2002 (b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    13.49        $    13.34        $    13.52        $    13.42
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                        0.50              0.50              0.26              0.11
Net realized and unrealized gain (loss) on investments          (0.02)             0.17             (0.14)             0.08
                                                           ----------        ----------        ----------        ----------
Total from investment operations                                 0.48              0.67              0.12              0.19
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                      (0.53)            (0.52)            (0.30)            (0.09)
From net realized gains                                         (0.14)               --                --                --
                                                           ----------        ----------        ----------        ----------
Total distributions                                             (0.67)            (0.52)            (0.30)            (0.09)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $    13.30        $    13.49        $    13.34        $    13.52
Total return (d)                                                3.63%(e)          5.13%             0.84%(f)          1.41%(f)
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $   13,260        $   10,707        $    7,503        $      945
Ratio of expenses to average net assets (g)                     1.08%             1.05%             1.44%(h)          0.92%(h)
Ratio of net investment income to average net assets (g)        3.74%             3.70%             2.84%(h)          4.78%(h)
Portfolio turnover rate                                           47%              124%              161%(f)           103%
---------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Total return includes a realized gain from a security purchased in violation of investment restrictions. The security was sold for a gain that had an impact of less than 0.01% on the Fund's total return.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.



                                                              YEAR ENDED AUGUST 31,          PERIOD ENDED      PERIOD ENDED
                                                            --------------------------        AUGUST 31,       DECEMBER 31,
CLASS B SHARES                                                2005              2004            2003 (a)          2002 (b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   13.49        $   13.34          $   13.52         $   13.42
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                        0.40             0.40               0.20              0.09
Net realized and unrealized gain (loss) on investments          (0.02)            0.17              (0.15)             0.08
                                                            ---------        ---------          ---------         ---------
Total from investment operations                                 0.38             0.57               0.05              0.17
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                      (0.43)           (0.42)             (0.23)            (0.07)
From net realized gains                                         (0.14)              --                 --                --
                                                            ---------        ---------          ---------         ---------
Total distributions                                             (0.57)           (0.42)             (0.23)            (0.07)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $   13.30        $   13.49          $   13.34         $   13.52
Total return (d)                                                2.86%(e)         4.33%              0.34%(f)          1.27%(f)
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $   4,114        $   4,334          $   4,410         $   1,466
Ratio of expenses to average net assets (g)                     1.83%            1.82%              2.10%(h)          1.71%(h)
Ratio of net investment income to average net assets (g)        2.98%            2.94%              2.22%(h)          3.99%(h)
Portfolio turnover rate                                           47%             124%               161%(f)           103%
---------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Total return includes a realized gain from a security purchased in violation of investment restrictions. The security was sold for a gain that had an impact of less than 0.01% on the Fund's total return.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                            YEAR ENDED      PERIOD ENDED
                                                            AUGUST 31,       AUGUST 31,
CLASS C SHARES                                                 2005           2004 (a)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 13.49            $ 13.50
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.42               0.37
Net realized and unrealized gain (loss) on investments          (0.02)              0.02
                                                              -------            -------
Total from investment operations                                 0.40               0.39
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                      (0.45)             (0.40)
From net realized gains                                         (0.14)                --
                                                              -------            -------
Total distributions                                             (0.59)             (0.40)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 13.30            $ 13.49
Total return (c)(d)                                              3.01%(e)           2.94%(f)
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $   234            $   158
Ratio of expenses to average net assets (g)                     1.68%              1.64%(h)
Ratio of net investment income to average net assets (g)        3.13%              3.09%(h)
Waiver (i)                                                      0.15%              0.15%(h)
Portfolio turnover rate                                           47%               124%
----------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) Total return includes a realized gain from a security purchased in violation of investment restrictions. The security was sold for a gain that had an impact of less than 0.01% on the Fund's total return.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Amounts represent voluntary waiver of service and distribution fees.



                                                              YEAR ENDED AUGUST 31,          PERIOD ENDED      PERIOD ENDED
                                                            --------------------------        AUGUST 31,       DECEMBER 31,
CLASS D SHARES                                                2005              2004           2003 (a)          2002 (b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   13.49        $   13.34          $   13.52         $   13.42
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                        0.42             0.42               0.22              0.09
Net realized and unrealized gain (loss) on investments          (0.02)            0.17              (0.15)             0.08
                                                            ---------        ---------          ---------         ---------
Total from investment operations                                 0.40             0.59               0.07              0.17
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                      (0.45)           (0.44)             (0.25)            (0.07)
From net realized gains                                         (0.14)              --                 --                --
                                                            ---------        ---------          ---------         ---------
Total distributions                                             (0.59)           (0.44)             (0.25)            (0.07)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $   13.30        $   13.49          $   13.34         $   13.52
Total return (d)(e)                                             3.01%(f)         4.51%              0.51%(g)          1.30%(g)
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $   1,274        $   1,745          $   2,632         $     427
Ratio of expenses to average net assets (h)                     1.68%            1.65%              1.79%(i)          1.58%(i)
Ratio of net investment income to average net assets (h)        3.13%            3.11%              2.44%(i)          4.12%(i)
Waiver (j)                                                      0.15%            0.15%              0.15%(i)          0.15%(i)
Portfolio turnover rate                                           47%             124%               161%(g)           103%
---------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f) Total return includes a realized gain from a security purchased in violation of investment restrictions. The security was sold for a gain that had an impact of less than 0.01% on the Fund's total return.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Amounts represent voluntary waiver of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                          YEAR ENDED AUGUST 31,       PERIOD ENDED              YEAR ENDED DECEMBER 31,
                                       ---------------------------     AUGUST 31,     ------------------------------------------
CLASS Z SHARES                            2005            2004          2003 (a)       2002 (b)         2001            2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     13.49     $     13.34    $     13.52     $     13.22    $     12.97     $     12.44
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.53(c)         0.53(c)        0.33(c)         0.67(c)        0.77(d)         0.82
Net realized and unrealized gain
   (loss) on investments                     (0.03)           0.18          (0.16)           0.31           0.26(d)         0.53
                                       -----------     -----------    -----------     -----------    -----------     -----------
Total from investment operations              0.50            0.71           0.17            0.98           1.03            1.35
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                   (0.55)          (0.56)         (0.35)          (0.68)         (0.78)          (0.82)
From net realized gains                      (0.14)             --             --              --             --              --
                                       -----------     -----------    -----------     -----------    -----------     -----------
Total distributions                          (0.69)          (0.56)         (0.35)          (0.68)         (0.78)          (0.82)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $     13.30     $     13.49    $     13.34     $     13.52    $     13.22     $     12.97
Total return (e)                             3.83%(f)        5.40%          1.26%(g)        7.65%          8.13%          11.27%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                      $   230,711     $   324,325    $   506,046     $   547,524    $   465,743     $   378,799
Ratio of expenses to average
   net assets (h)                            0.83%           0.80%          0.77%(i)        0.67%          0.66%           0.66%
Ratio of net investment income
   to average net assets (h)                 3.98%           3.96%          3.66%(i)        5.03%          5.83%(d)        6.53%
Portfolio turnover rate                        47%            124%           161%(g)         103%           110%            105%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.92% to 5.83%. Per share data and ratios for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)   Total return at net asset value assuming all distributions reinvested.

(f) Total return includes a realized gain from a security purchased in violation of investment restrictions. The security was sold for a gain that had an impact of less than 0.01% on the Fund's total return.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                            YEAR ENDED AUGUST 31,     PERIOD ENDED     PERIOD ENDED
                                                           -----------------------     AUGUST 31,      DECEMBER 31,
CLASS A SHARES                                               2005           2004        2003 (a)         2002 (b)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   12.45     $   12.25     $   12.50          $   12.52
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                       0.46          0.46          0.29               0.08
Net realized and unrealized gain (loss) on investments          0.03          0.34         (0.22)              0.07
                                                           ---------     ---------     ---------          ---------
Total from investment operations                                0.49          0.80          0.07               0.15
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.45)        (0.46)        (0.31)             (0.08)
From net realized gains                                        (0.04)        (0.14)        (0.01)             (0.09)
                                                           ---------     ---------     ---------          ---------
Total distributions                                            (0.49)        (0.60)        (0.32)             (0.17)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $   12.45     $   12.45     $   12.25          $   12.50
Total return (d)                                               4.05%         6.68%         0.56%(e)           1.19%(e)
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $   4,300     $   3,680     $   2,138          $     477
Ratio of expenses to average net assets (f)                    0.89%         0.92%         1.16%(g)           0.92%(g)
Ratio of net investment income to average net assets (f)       3.71%         3.73%         3.52%(g)           4.11%(g)
Portfolio turnover rate                                           9%           11%           10%(e)             21%
-------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.



                                                            YEAR ENDED AUGUST 31,     PERIOD ENDED      PERIOD ENDED
                                                           -----------------------     AUGUST 31,       DECEMBER 31,
CLASS B SHARES                                               2005          2004         2003 (a)          2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   12.45     $   12.25     $     12.50      $      12.52
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                       0.37          0.37            0.24              0.06
Net realized and unrealized gain (loss) on investments          0.03          0.34           (0.23)             0.08
                                                           ---------     ---------     -----------      ------------
Total from investment operations                                0.40          0.71            0.01              0.14
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.36)        (0.37)          (0.25)            (0.07)
From net realized gains                                        (0.04)        (0.14)          (0.01)            (0.09)
                                                           ---------     ---------     -----------      ------------
Total distributions                                            (0.40)        (0.51)          (0.26)            (0.16)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $   12.45     $   12.45     $     12.25      $      12.50
Total return (d)                                               3.26%         5.87%           0.05%(e)          1.10%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $   1,226     $   1,190     $       999      $        373
Ratio of expenses to average net assets (f)                    1.64%         1.68%           1.86%(g)          1.67%(g)
Ratio of net investment income to average net assets (f)       2.96%         2.97%           2.83%(g)          3.36%(g)
Portfolio turnover rate                                           9%           11%             10%(e)            21%
--------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                           YEAR ENDED    PERIOD ENDED
                                                           AUGUST 31,     AUGUST 31,
CLASS C SHARES                                                2005         2004 (a)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 12.45          $ 12.42
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.41             0.36
Net realized and unrealized gain on investments                 0.03             0.18
                                                             -------          -------
Total from investment operations                                0.44             0.54
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.40)           (0.37)
From net realized gains                                        (0.04)           (0.14)
                                                             -------          -------
Total distributions                                            (0.44)           (0.51)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 12.45          $ 12.45
Total return (c)(d)                                            3.64%            4.41%(e)
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $   601          $   278
Ratio of expenses to average net assets (f)                    1.29%            1.30%(g)
Ratio of net investment income to average net assets (f)       3.31%            3.28%(g)
Waiver (h)                                                     0.35%            0.35%(g)
Portfolio turnover rate                                           9%              11%
-------------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

(h)   Amounts represent voluntary waivers of service and distribution fees.



                                                             YEAR ENDED AUGUST 31,     PERIOD ENDED     PERIOD ENDED
                                                             ---------------------      AUGUST 31,      DECEMBER 31,
CLASS D SHARES                                                2005           2004        2003 (a)         2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 12.45       $ 12.25          $ 12.50          $ 12.52
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                       0.41          0.41             0.27             0.07
Net realized and unrealized gain (loss) on investments          0.03          0.34            (0.23)            0.07
                                                             -------       -------          -------          -------
Total from investment operations                                0.44          0.75             0.04             0.14
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.40)        (0.41)           (0.28)           (0.07)
From net realized gains                                        (0.04)        (0.14)           (0.01)           (0.09)
                                                             -------       -------          -------          -------
Total distributions                                            (0.44)        (0.55)           (0.29)           (0.16)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 12.45       $ 12.45          $ 12.25          $ 12.50
Total return (d)(e)                                            3.62%         6.25%            0.32%(f)         1.14%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $   764       $   790          $   700          $   488
Ratio of expenses to average net assets (g)                    1.29%         1.33%            1.43%(h)         1.32%(h)
Ratio of net investment income to average net assets (g)       3.31%         3.34%            3.30%(h)         3.71%(h)
Waiver (i)                                                     0.35%         0.35%            0.35%(h)         0.35%(h)
Portfolio turnover rate                                           9%           11%              10%(f)           21%
--------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                          YEAR ENDED AUGUST 31,      PERIOD ENDED              YEAR ENDED DECEMBER 31,
                                       ---------------------------    AUGUST 31,      ------------------------------------------
CLASS Z SHARES                            2005             2004        2003 (a)         2002 (b)        2001            2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     12.45     $     12.25    $     12.50     $     12.08    $     12.13     $     11.56
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.49(c)         0.50(c)        0.34(c)         0.55(c)        0.57(d)         0.58
Net realized and unrealized gain
   (loss) on investments                      0.03            0.34          (0.23)           0.54          (0.02)(d)        0.58
                                       -----------     -----------    -----------     -----------    -----------     -----------
Total from investment operations              0.52            0.84           0.11            1.09           0.55            1.16
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                   (0.48)          (0.50)         (0.35)          (0.55)         (0.57)          (0.58)
From net realized gains                      (0.04)          (0.14)         (0.01)          (0.12)         (0.03)          (0.01)
                                       -----------     -----------    -----------     -----------    -----------     -----------
Total distributions                          (0.52)          (0.64)         (0.36)          (0.67)         (0.60)          (0.59)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $     12.45     $     12.45    $     12.25     $     12.50    $     12.08     $     12.13
Total return (e)                             4.31%           6.97%          0.83%(f)        9.24%          4.55%          10.28%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                      $   410,706     $   434,509    $   485,427     $   508,865    $   491,638     $   436,544
Ratio of expenses to average
   net assets (g)                            0.64%           0.65%          0.68%(h)        0.58%          0.57%           0.58%
Ratio of net investment income to
   average net assets (g)                    3.96%           4.03%          4.13%(h)        4.45%          4.64%(d)        4.92%
Portfolio turnover rate                         9%             11%            10%(f)          21%            14%             22%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was less than $0.01 to net investment income and net realized and unrealized loss per share and less than 0.01% to the ratio of net investment income to average net assets. Per share data and ratios for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)   Total return at net asset value assuming all distributions reinvested.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA CONSERVATIVE HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                           YEAR ENDED AUGUST 31,    PERIOD ENDED     PERIOD ENDED
                                                         -------------------------   AUGUST 31,      DECEMBER 31,
CLASS A SHARES                                               2005         2004        2003 (a)         2002 (b)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      8.69   $      8.49   $      8.37      $      8.17
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                       0.48          0.50          0.33             0.09
Net realized and unrealized gain (loss) on investments         (0.03)         0.24          0.15             0.20
                                                         -----------   -----------   -----------      -----------
Total from investment operations                                0.45          0.74          0.48             0.29
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.52)        (0.54)        (0.36)           (0.09)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $      8.62   $      8.69   $      8.49      $      8.37
Total return (d)                                               5.31%         8.90%         5.81%(e)         3.50%(e)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   321,402   $   335,841   $   193,267      $    33,992
Ratio of expenses to average net assets (f)                    0.95%         1.01%         1.07%(g)         1.15%(g)
Ratio of net investment income to average net assets (f)       5.55%         5.74%         5.82%(g)         6.46%(g)
Portfolio turnover rate                                          40%           41%           38%(e)           42%
-----------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.



                                                           YEAR ENDED AUGUST 31,    PERIOD ENDED     PERIOD ENDED
                                                         -------------------------   AUGUST 31,      DECEMBER 31,
CLASS B SHARES                                               2005         2004        2003 (a)         2002 (b)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      8.69   $      8.49   $      8.37      $      8.17
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                       0.42          0.43          0.28             0.07
Net realized and unrealized gain (loss) on investments         (0.03)         0.24          0.15             0.20
                                                         -----------   -----------   -----------      -----------
Total from investment operations                                0.39          0.67          0.43             0.27
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.46)        (0.47)        (0.31)           (0.07)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $      8.62   $      8.69   $      8.49      $      8.37
Total return (d)                                               4.53%         8.07%         5.20%(e)         3.33%(e)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $    89,101   $   102,038   $    89,950      $    16,701
Ratio of expenses to average net assets (f)                    1.70%         1.77%         1.94%(g)         1.90%(g)
Ratio of net investment income to average net assets (f)       4.80%         4.97%         4.93%(g)         5.71%(g)
Portfolio turnover rate                                          40%           41%           38%(e)           42%
-----------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA CONSERVATIVE HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                          YEAR ENDED   PERIOD ENDED
                                                          AUGUST 31,    AUGUST 31,
CLASS C SHARES                                               2005        2004 (a)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     8.69    $      8.64
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.43           0.39
Net realized and unrealized gain (loss) on investments         (0.03)          0.09
                                                          ----------    -----------
Total from investment operations                                0.40           0.48
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.47)         (0.43)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     8.62    $      8.69
Total return (c)(d)                                            4.69%          5.65%(e)
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   18,002    $    20,126
Ratio of expenses to average net assets (f)                    1.55%          1.61%(g)
Ratio of net investment income to average net assets (f)       4.95%          5.03%(g)
Waiver (h)                                                     0.15%          0.15%(g)
Portfolio turnover rate                                          40%            41%
-----------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

(h)   Amounts represent voluntary waivers of service and distribution fees.



                                                           YEAR ENDED AUGUST 31,    PERIOD ENDED     PERIOD ENDED
                                                         -------------------------   AUGUST 31,      DECEMBER 31 ,
CLASS D SHARES                                              2005           2004       2003 (a)         2002 (b)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      8.69   $      8.49   $      8.37      $      8.17
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                       0.43          0.44          0.29             0.07
Net realized and unrealized gain (loss) on investments         (0.03)         0.24          0.15             0.20
                                                         -----------   -----------   -----------      -----------
Total from investment operations                                0.40          0.68          0.44             0.27
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                     (0.47)        (0.48)        (0.32)           (0.07)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $      8.62   $      8.69   $      8.49      $      8.37
Total return (d)(e)                                            4.69%         8.23%         5.35%(f)         3.35%(f)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $    58,739   $    86,854   $   103,559      $    18,035
Ratio of expenses to average net assets (g)                    1.55%         1.62%         1.73%(h)         1.75%(h)
Ratio of net investment income to average net assets (g)       4.95%         5.12%         5.12%(h)         5.86%(h)
Waiver (i)                                                     0.15%         0.15%         0.15%(h)         0.15%(h)
Portfolio turnover rate                                          40%           41%           38%(f)           42%
-----------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA CONSERVATIVE HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                           YEAR ENDED AUGUST 31,     PERIOD ENDED               YEAR ENDED DECEMBER 31,
                                       ---------------------------    AUGUST 31,        ----------------------------------------
CLASS Z SHARES                             2005           2004         2003 (a)          2002 (b)         2001           2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $      8.69     $      8.49   $      8.37        $    8.87      $    8.98        $   9.32
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.50(c)         0.52(c)       0.35(c)          0.57(c)        0.67(d)         0.75
Net realized and unrealized gain
   (loss) on investments                     (0.03)           0.24          0.15            (0.48)         (0.09)(d)       (0.34)
                                       -----------     -----------   -----------        ---------      ---------        --------
Total from investment operations              0.47            0.76          0.50             0.09           0.58            0.41
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                   (0.54)          (0.56)        (0.38)           (0.59)         (0.69)          (0.75)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $      8.62     $      8.69   $      8.49        $    8.37      $    8.87        $   8.98
Total return (e)                              5.54%           9.16%        6.04%(f)         1.17%          6.63%           4.61%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                      $ 1,073,894     $ 1,186,454   $ 1,197,340        $ 702,785      $ 238,994        $ 97,575
Ratio of expenses to average net
   assets (g)                                0.70%           0.77%         0.82%(h)         0.77%          0.85%           0.93%
Ratio of net investment income to
   average net assets (g)                    5.80%           5.97%         6.19%(h)         6.84%          7.47%(d)        8.22%
Portfolio turnover rate                        40%             41%           38%(f)           42%            69%             50%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.64% to 7.47%. Per share data and ratios for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)   Total return at net asset value assuming all distributions reinvested.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                           YEAR ENDED AUGUST 31,      PERIOD ENDED              YEAR ENDED DECEMBER 31,
                                         -------------------------     AUGUST 31,     ------------------------------------------
CLASS Z SHARES                             2005            2004         2003 (a)       2002 (b)         2001            2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   1.000       $   1.000    $     1.000     $     1.000    $     1.000     $     1.000
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.018(c)        0.004(c)       0.004(c)        0.012(c)       0.036           0.058
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                  (0.018)         (0.004)        (0.004)         (0.012)        (0.036)         (0.058)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $   1.000       $   1.000    $     1.000     $     1.000    $     1.000     $     1.000
Total return (d)                             1.77%           0.36%          0.40%(e)        1.17%          3.70%           6.00%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                        $ 487,824       $ 661,114    $   898,164     $ 1,136,075    $ 1,253,535     $ 1,198,151
Ratio of expenses to average
   net assets (f)                            0.79%           0.71%          0.69%(g)        0.60%          0.60%           0.60%
Ratio of net investment income
   to average net assets (f)                 1.75%           0.38%          0.53%(g)        1.16%          3.61%           5.82%
--------------------------------------------------------------------------------------------------------------------------------


(a)   The Fund changed its fiscal year end from December 31 to August 31.

(b)   On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Total return at net asset value assuming all distributions reinvested.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM ______________________________________________
                                                                  COLUMBIA FUNDS

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF:
   COLUMBIA INTERNATIONAL STOCK FUND
   COLUMBIA MID CAP GROWTH FUND, INC.
   COLUMBIA SMALL CAP GROWTH FUND I
        (FORMERLY COLUMBIA SMALL CAP GROWTH FUND, INC.)
   COLUMBIA REAL ESTATE EQUITY FUND, INC.
   COLUMBIA TECHNOLOGY FUND, INC.
   COLUMBIA STRATEGIC INVESTOR FUND, INC.
   COLUMBIA BALANCED FUND, INC.
   COLUMBIA SHORT TERM BOND FUND, INC.
   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
   COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND
        (FORMERLY COLUMBIA OREGON MUNICIPAL BOND FUND, INC.)
   COLUMBIA CONSERVATIVE HIGH YIELD FUND
        (FORMERLY HIGH YIELD FUND, INC.)
   COLUMBIA DAILY INCOME COMPANY

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above Funds (the "Funds") at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 14 to the financial statements, upon approval of the shareholders of Columbia Short Term Bond Fund and Columbia Fixed Income Securities Fund on September 16, 2005 and September 28, 2005, respectively, Columbia Short Term Bond Fund merged with Nations Short-Term Income Fund and ceased operations on September 23, 2005 and Columbia Fixed Income Securities Fund merged with Columbia Total Return Bond Fund and ceased operations on October 7, 2005.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2005

UNAUDITED INFORMATION __________________________________________________________
                                                                  COLUMBIA FUNDS

FEDERAL INCOME TAX INFORMATION

COLUMBIA INTERNATIONAL STOCK FUND

Foreign taxes paid during the fiscal year ended August 31, 2005, amounting to $1,939,178 ($0.03 per share) are expected to be passed through to shareholders as 100.00% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2005.

For the fiscal year ended August 31, 2005, the Fund designates long-term capital gains of $13,876,238.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2004 to August 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA MID CAP GROWTH FUND

For the fiscal year ended August 31, 2005, the Fund designates long-term capital gains of $9,566,493.

COLUMBIA SMALL CAP GROWTH FUND I

For the fiscal year ended August 31, 2005, the Fund designates long-term capital gains of $2,509,028.

COLUMBIA TECHNOLOGY FUND

For the fiscal year ended August 31, 2005, the Fund designates long-term capital gains of $2,018,570.

COLUMBIA STRATEGIC INVESTOR FUND

For the fiscal year ended August 31, 2005, the Fund designates long-term capital gains of $20,966,017.

For non-corporate shareholders 64.75% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2004 to August 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

55.95% of the ordinary income distributed by the Fund, for the year ended August 31, 2005, qualifies for the corporate dividends received deduction.

COLUMBIA BALANCED FUND

For non-corporate shareholders 44.44% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2004 to August 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

42.42% of the ordinary income distributed by the Fund, for the year ended August 31, 2005, qualifies for the corporate dividends received deduction.

COLUMBIA FIXED INCOME SECURITIES FUND.

For the fiscal year ended August 31, 2005, the Fund designates long-term capital gains of $1,080,656.

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES _______________________________________________________________________
                                                                  COLUMBIA FUNDS

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,  PRINCIPAL OCCUPATION(S) DURING PAST
YEAR FIRST ELECTED OR                        FIVE YEARS, NUMBER OF PORTFOLIOS IN
APPOINTED TO OFFICE (1)                      COLUMBIA FUNDS COMPLEX OVERSEEN BY
                                             TRUSTEE/DIRECTOR, OTHER
                                             DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 49)                   Executive Vice President-Strategy
P.O. Box 66100                               of United Airlines (airline) since
Chicago, IL 60666                            December, 2002 (formerly President
Trustee (since 1996)                         of UAL Loyalty Services (airline)
                                             from September, 2001 to December,
                                             2002; Executive Vice President and
                                             Chief Financial Officer of United
                                             Airlines from July, 1999 to
                                             September, 2001; Senior Vice
                                             President-Finance from March, 1993
                                             to July, 1999). Oversees 90, Nash
                                             Finch Company (food distributor)
                                             -----------------------------------

JANET LANGFORD KELLY (Age 47)                Partner, Zelle, Hofmann, Voelbel,
9534 W. Gull Lake Drive                      Mason & Gette LLP (law firm) since
Richland, MI 49083-8530                      March, 2005; Adjunct Professor of
Trustee (since 1996)                         Law, Northwestern University, since
                                             September, 2004 (formerly Chief
                                             Administrative Officer and Senior
                                             Vice President, Kmart Holding
                                             Corporation (consumer goods), from
                                             September, 2003 to March, 2004;
                                             Executive Vice President-Corporate
                                             Development and Administration,
                                             General Counsel and Secretary,
                                             Kellogg Company (food
                                             manufacturer), from September, 1999
                                             to August, 2003; Senior Vice
                                             President, Secretary and General
                                             Counsel, Sara Lee Corporation
                                             (branded, packaged,
                                             consumer-products manufacturer)
                                             from January, 1995 to September,
                                             1999). Oversees 90, None
                                             -----------------------------------

RICHARD W. LOWRY (Age 69)                    Private Investor since August, 1987
10701 Charleston Drive                       (formerly Chairman and Chief
Vero Beach, FL 32963                         Executive Officer, U.S. Plywood
Trustee (since 1995)                         Corporation (building products
                                             manufacturer)). Oversees 92 (3),
                                             None
                                             -----------------------------------

CHARLES R.NELSON (Age 62)                    Professor of Economics,University
Department of Economics                      of Washington,since January,1976;
University of Washington                     Ford and Louisa Van Voorhis
Seattle,WA 98195                             Professor of Political
Trustee (since 1981)                         Economy,University of
                                             Washington,since September,1993
                                             (formerly Director, Institute for
                                             Economic Research,University of
                                             Washington from September,2001 to
                                             June,2003) Adjunct Professor of
                                             Statistics,University of
                                             Washington,since
                                             September,1980;Associate Editor,
                                             Journal of Money Credit and
                                             Banking,since September,1993;
                                             consultant on econometric and
                                             statistical matters.Oversees
                                             90,None
                                             -----------------------------------

JOHN J. NEUHAUSER (Age 63)                   Academic Vice President and Dean of
84 College Road                              Faculties since August, 1999,
Chestnut Hill, MA 02467-3838                 Boston College (formerly Dean
Trustee (since 1985)                         Boston College School of Management
                                             from September, 1977 to August,
                                             1999). Oversees 92 (3), Saucony,
                                             Inc. (athletic footwear)

                                             -----------------------------------

________________________________________________________________________________
                                                                  COLUMBIA FUNDS

NAME, ADDRESS AND AGE, POSITION WITH         PRINCIPAL OCCUPATION(S) DURING PAST
FUNDS,YEAR FIRST ELECTED                     FIVE YEARS, NUMBER OF PORTFOLIOS IN
OR APPOINTED TO OFFICE (1)                   COLUMBIA FUNDS COMPLEX OVERSEEN BY
                                             TRUSTEE/DIRECTOR, OTHER
                                             DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (Age 61)                  Partner, Perkins Coie L.L.P.
1120 N.W. Couch Street                       (law firm). Oversees 90, None
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                             -----------------------------------

THOMAS E. STITZEL (Age 69)                   Business Consultant since 1999
2208 Tawny Woods Place                       (formerly Professor of Finance from
Boise, ID 83706                              1975 to 1999, College of Business,
Trustee (since 1998)                         Boise State University); Chartered
                                             Financial Analyst. Oversees 90,
                                             None
                                             -----------------------------------

THOMAS C. THEOBALD (Age 68)                  Partner and Senior Advisor, Chicago
8 Sound Shore Drive,                         Growth Partners (private equity
Suite 285                                    investing) since September, 2004
Greenwich, CT 06830                          (formerly Managing Director,
Trustee and Chairman of the Board(4)         William Blair Capital Partners
(since 1996)                                 (private equity investing) from
                                             September, 1994 to September,
                                             2004). Oversees 90, Anixter
                                             International (network support
                                             equipment distributor); Ventas,
                                             Inc. (real estate investment
                                             trust); Jones Lang LaSalle (real
                                             estate management services) and
                                             Ambac Financial Group (financial
                                             guaranty insurance)
                                             -----------------------------------

ANNE-LEE VERVILLE (Age 60)                   Retired since 1997 (formerly
359 Stickney Hill Road                       General Manager, Global Education
Hopkinton, NH 03229                          Industry, IBM Corporation (computer
Trustee (since 1998)                         and technology) from 1994 to 1997).
                                             Oversees 90, Chairman of the Board
                                             of Directors, Enesco Group, Inc.
                                             (designer, importer and distributor
                                             of giftware and collectibles)
                                             -----------------------------------

RICHARD L. WOOLWORTH (Age 64)                Retired since December 2003
100 S.W. Market Street #1500                 (formerly Chairman and Chief
Portland, OR 97207                           Executive Officer, The Regence
Trustee (since 1991)                         Group (regional health insurer);
                                             Chairman and Chief Executive
                                             Officer, BlueCross BlueShield of
                                             Oregon; Certified Public
                                             Accountant, Arthur Young &
                                             Company). Oversees 90, Northwest
                                             Natural Gas Co. (natural gas
                                             service provider)
                                             -----------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER (2) (Age 65)                Partner, Park Avenue Equity
399 Park Avenue                              Partners (private equity) since
Suite 3204                                   February, 1999 (formerly Partner,
New York, NY 10022                           Development Capital LLC from
Trustee (since 1994)                         November 1996, to February, 1999).
                                             Oversees 92 (3), Lee Enterprises
                                             (print media), WR Hambrecht + Co.
                                             (financial service provider);
                                             Reader's Digest (publishing);
                                             OPENFIELD Solutions (retail
                                             industry technology provider)
                                             -----------------------------------

                                        (1)  In December 2000, the boards of
                                             each of the former Liberty Funds
                                             and former Stein Roe Funds were
                                             combined into one board of trustees
                                             responsible for the oversight of
                                             both fund groups (collectively, the
                                             "Liberty Board"). In October 2003,
                                             the trustees on the Liberty Board
                                             were elected to the boards of the
                                             Columbia Funds (the "Columbia
                                             Board") and of the CMG Fund Trust
                                             (the "CMG Funds Board");
                                             simultaneous with that election,
                                             Patrick J. Simpson and Richard L.
                                             Woolworth, who had been directors
                                             on the Columbia Board and trustees
                                             on the CMG Funds Board, were
                                             appointed to serve as trustees of
                                             the Liberty Board. The date shown
                                             is the earliest date on which a
                                             trustee/director was elected or
                                             appointed to the board of a Fund in
                                             the Columbia Funds Complex.

                                        (2)  Mr. Mayer is an "interested person"
                                             (as defined in the Investment
                                             Company Act of 1940 (1940 Act)) by
                                             reason of his affiliation with WR
                                             Hambrecht + Co.

                                        (3)  Messrs. Lowry, Neuhauser and Mayer
                                             also serve as directors/trustees of
                                             the Liberty All-Star Funds,
                                             currently consisting of 3 funds,
                                             which are advised by an affiliate
                                             of the Advisor.

                                        (4)  Mr. Theobald was appointed as
                                             Chairman of the Board effective
                                             December 10, 2003.

                                        The Statement of Additional Information
                                        Includes additional information about
                                        the Trustees of the Funds and is
                                        available, without charge, upon request
                                        by calling 800-426-3750.

OFFICERS _______________________________________________________________________
                                                                  COLUMBIA FUNDS

NAME, ADDRESS AND AGE, POSITION WITH
COLUMBIA FUNDS, YEAR FIRST ELECTED OR        PRINCIPAL OCCUPATION(S) DURING PAST
APPOINTED TO OFFICE                          FIVE YEARS

CHRISTOPHER L. WILSON (Age 48)               Head of Mutual Funds since August,
One Financial Center                         2004 and Managing Director of the
Boston, MA 02111                             Advisor since January, 2005;
President (since 2004)                       President of the Columbia Funds,
                                             Liberty Funds and Stein Roe Funds
                                             since October, 2004; President and
                                             Chief Executive Officer of the
                                             Nations Funds since January, 2005;
                                             President of the Galaxy Funds since
                                             April 2005; Director of Bank of
                                             America Global Liquidity Funds, plc
                                             since May 2005; Director of Banc of
                                             America Capital Management
                                             (Ireland), Limited since May 2005;
                                             Director of FIM Funding, Inc. since
                                             January, 2005; Senior Vice
                                             President of Columbia Management
                                             Distributor, Inc. since January,
                                             2005; Director of Columbia
                                             Management Services, Inc. since
                                             January, 2005 (formerly Senior Vice
                                             President of Columbia Management
                                             from January, 2005 to August, 2005;
                                             Senior Vice President of BACAP
                                             Distributors LLC from January 2005
                                             to July 2005; President and Chief
                                             Executive Officer, CDC IXIS Asset
                                             Management Services, Inc. from
                                             September, 1998 to August, 2004).
                                             -----------------------------------

J. KEVIN CONNAUGHTON (Age 41)                Treasurer of the Columbia Funds
One Financial Center                         since October, 2003 and of the
Boston, MA 02111                             Liberty Funds, Stein Roe Funds and
Treasurer (since 2000)                       All-Star Funds since December,
                                             2000; Managing Director of the
                                             Advisor since September, 2005
                                             (formerly Vice President of
                                             Columbia Management from April,
                                             2003 to August, 2005; President of
                                             the Columbia Funds, Liberty Funds
                                             and Stein Roe Funds from February,
                                             2004 to October, 2004; Chief
                                             Accounting Officer and Controller
                                             of the Liberty Funds and All-Star
                                             Funds from February, 1998 to
                                             October, 2000); Treasurer of the
                                             Galaxy Funds since September, 2002
                                             (formerly Treasurer from December,
                                             2002 to December, 2004 and
                                             President from February, 2004 to
                                             December, 2004 of the Columbia
                                             Management Multi-Strategy Hedge
                                             Fund, LLC; Vice President of
                                             Colonial Management Associates,
                                             Inc. from February, 1998 to
                                             October, 2000).
                                             -----------------------------------

MARY JOAN HOENE (Age 54)                     Senior Vice President and Chief
40 West 57th Street                          Compliance Officer of the Columbia
New York, NY 10005                           Funds, Liberty Funds, Stein Roe
Senior Vice President and Chief Compliance   Funds and All-Star Funds since
Officer (since 2004)                         August, 2004; Chief Compliance
                                             Officer of the Columbia Management
                                             Multi Strategy Hedge Fund since
                                             August 2004. Chief Compliance
                                             Officer of the BACAP Alternative
                                             Multi-Strategy Hedge Fund LLC since
                                             October 2004 (formerly Partner,
                                             Carter, Ledyard & Milburn LLP from
                                             January, 2001 to August, 2004;
                                             Counsel, Carter, Ledyard & Milburn
                                             LLP from November, 1999 to
                                             December, 2000; Vice President and
                                             Counsel, Equitable Life Assurance
                                             Society of the United States from
                                             April, 1998 to November, 1999).
                                             -----------------------------------

MICHAEL G. CLARKE (Age 35)                   Chief Accounting Officer of the
One Financial Center                         Columbia Funds, Liberty Funds,
Boston, MA 02111                             Stein Roe Funds and All-Star Funds
Chief Accounting Officer (since 2004)        since October, 2004; Managing
                                             Director of the Advisor since
                                             September, 2005; (formerly
                                             Controller of the Columbia Funds,
                                             Liberty Funds, Stein Roe Funds and
                                             All-Star Funds from May, 2004 to
                                             October, 2004; Assistant Treasurer
                                             from June, 2002 to May, 2004; Vice
                                             President, Product Strategy &
                                             Development of the Liberty Funds
                                             and Stein Roe Funds from February,
                                             2001 to June, 2002; Assistant
                                             Treasurer of the Liberty Funds,
                                             Stein Roe Funds and the All-Star
                                             Funds from August, 1999 to
                                             February, 2001; Audit Manager,
                                             Deloitte & Touche LLP from May,
                                             1997 to August, 1999).
                                             -----------------------------------

JEFFREY R. COLEMAN (Age 35)                  Controller of the Columbia Funds,
One Financial Center                         Liberty Funds, Stein Roe Funds and
Boston, MA 02111                             All-Star Funds since October, 2004
Controller (since 2004)                      (formerly Vice President of CDC
                                             IXIS Asset Management Services,
                                             Inc. and Deputy Treasurer of the
                                             CDC Nvest Funds and Loomis Sayles
                                             Funds from February, 2003 to
                                             September, 2004; Assistant Vice
                                             President of CDC IXIS Asset
                                             Management Services, Inc. and
                                             Assistant Treasurer of the CDC
                                             Nvest Funds from August, 2000 to
                                             February, 2003; Tax Manager of
                                             PFPC, Inc. from November, 1996 to
                                             August, 2000).
                                             -----------------------------------

R. SCOTT HENDERSON (Age 46)                  Secretary of the Columbia Funds,
One Financial Center                         Liberty Funds and Stein Roe Funds
Boston, MA 02111                             since December, 2004 (formerly Of
Secretary (since 2004)                       Counsel, Bingham McCutchen from
                                             April, 2001 to September, 2004;
                                             Executive Director and General
                                             Counsel, Massachusetts Pension
                                             Reserves Investment Management
                                             Board from September, 1997 to
                                             March, 2001).
                                             -----------------------------------

OFFICERS _______________________________________________________________________
                                                                  COLUMBIA FUNDS

                                  ----------------------------------------------
                  GROWTH FUNDS    Columbia Acorn Fund
                                  Columbia Acorn Select
                                  Columbia Acorn USA
                                  Columbia Growth Stock Fund
                                  Columbia Large Cap Growth Fund
                                  Columbia Marsico 21st Century Fund
                                  Columbia Marsico Focused Equities Fund
                                  Columbia Marsico Growth Fund
                                  Columbia Marsico Mid Cap Fund
                                  Columbia Mid Cap Growth Fund
                                  Columbia Small Cap Growth Fund I
                                  Columbia Small Cap Growth Fund II
                                  Columbia Small Company Equity Fund
                                  ----------------------------------------------
                    CORE FUNDS    Columbia Common Stock Fund
                                  Columbia Large Cap Core Fund
                                  Columbia Small Cap Core Fund
                                  Columbia Young Investor Fund
                                  ----------------------------------------------
                   VALUE FUNDS    Columbia Disciplined Value Fund
                                  Columbia Dividend Income Fund
                                  Columbia Large Cap Value Fund
                                  Columbia Mid Cap Value Fund
                                  Columbia Small Cap Value Fund I
                                  Columbia Small Cap Value Fund II
                                  Columbia Strategic Investor Fund
                                  ----------------------------------------------
 ASSET ALLOCATION/HYBRID FUNDS    Columbia Asset Allocation Fund
                                  Columbia Asset Allocation Fund II
                                  Columbia Balanced Fund
                                  Columbia Liberty Fund
                                  Columbia LifeGoalTM Balanced Growth Portfolio
                                  Columbia LifeGoalTM Growth Portfolio
                                  Columbia LifeGoalTM Income Portfolio
                                  Columbia LifeGoalTM Income and Growth
                                  Portfolio
                                  Columbia Thermostat Fund
                                  ----------------------------------------------
                   INDEX FUNDS    Columbia Large Cap Enhanced Core Fund
                                  Columbia Large Cap Index Fund
                                  Columbia Mid Cap Index Fund
                                  Columbia Small Cap Index Fund
                                  ----------------------------------------------
              TAX-MANAGED FUND    Columbia Tax-Managed Growth Fund
                                  ----------------------------------------------
               SPECIALTY FUNDS    Columbia Convertible Securities Fund
                                  Columbia Real Estate Equity Fund
                                  Columbia Technology Fund
                                  Columbia Utilities Fund
                                  ----------------------------------------------
    GLOBAL/INTERNATIONAL FUNDS    Columbia Acorn International
                                  Columbia Acorn International Select
                                  Columbia Global Value Fund
                                  Columbia Greater China Fund
                                  Columbia International Stock Fund
                                  Columbia International Value Fund
                                  Columbia Marsico International Opportunities
                                    Fund
                                  Columbia Multi-Advisor International Equity
                                    Fund
                                  Columbia World Equity Fund
                                  ----------------------------------------------
            TAXABLE BOND FUNDS    Columbia Conservative High Yield Fund
                                  Columbia Core Bond Fund
                                  Columbia Federal Securities Fund
                                  Columbia High Income Fund
                                  Columbia High Yield Opportunity Fund
                                  Columbia Income Fund
                                  Columbia Intermediate Bond Fund
                                  Columbia Intermediate Core Bond Fund
                                  Columbia Short Term Bond Fund
                                  Columbia Strategic Income Fund
                                  Columbia Total Return Bond Fund
                                  Columbia U.S. Treasury Index Fund

________________________________________________________________________________
                                                                  COLUMBIA FUNDS

                                  ----------------------------------------------
         TAX-EXEMPT BOND FUNDS    Columbia California Tax-Exempt Fund
                                  Columbia CA Intermediate Municipal Bond Fund
                                  Columbia Connecticut Tax-Exempt Fund
                                  Columbia CT Intermediate Municipal Bond Fund
                                  Columbia FL Intermediate Municipal Bond Fund
                                  Columbia GA Intermediate Municipal Bond Fund
                                  Columbia High Yield Municipal Fund
                                  Columbia Intermediate Municipal Bond Fund
                                  Columbia MA Intermediate Municipal Bond Fund
                                  Columbia Massachusetts Tax-Exempt Fund
                                  Columbia MD Intermediate Municipal Bond Fund
                                  Columbia Municipal Income Fund
                                  Columbia NC Intermediate Municipal Bond Fund
                                  Columbia New York Tax-Exempt Fund
                                  Columbia NJ Intermediate Municipal Bond Fund
                                  Columbia NY Intermediate Municipal Bond Fund
                                  Columbia OR Intermediate Municipal Bond Fund
                                  Columbia RI Intermediate Municipal Bond Fund
                                  Columbia SC Intermediate Municipal Bond Fund
                                  Columbia Short Term Municipal Income Fund
                                  Columbia Tax-Exempt Fund
                                  Columbia Tax-Exempt Insured Fund
                                  Columbia TX Intermediate Municipal Bond Fund
                                  Columbia VA Intermediate Municipal Bond Fund
                                  ----------------------------------------------
            MONEY MARKET FUNDS    Columbia Government Plus Reserves
                                  Columbia Treasury Reserves
                                  Columbia Money Market Reserves
                                  Columbia Government Reserves
                                  Columbia Tax-Exempt Reserves
                                  Columbia New York Tax-Exempt Reserves
                                  Columbia Municipal Reserves
                                  Columbia Cash Reserves

                                  Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A. merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC- registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

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


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


IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                                  COLUMBIA FUNDS

TRANSFER AGENT

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110~

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A. merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

--------------------------------------------------------------------------------
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                                        postage costs! Elect to get your
                                        shareholder reports by electronic
                                        delivery. With Columbia's eDelivery
                                        program, you receive an e-mail message
                                        when your shareholder report becomes
                                        available online. If your fund account
                                        is registered with Columbia Funds, you
                                        can sign up quickly and easily on our
                                        website at www.columbiafunds.com.

                                        Please note -- if you own your fund
                                        shares through a financial institution,
                                        contact the institution to see if it
                                        offers electronic delivery. If you own
                                        your fund shares through a retirement
                                        plan, electronic delivery may not be
                                        available to you.
--------------------------------------------------------------------------------

                                                                ---------------
COLUMBIA FUNDS ANNUAL REPORT, AUGUST 31, 2005                      PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                                ---------------

COLUMBIA MANAGEMENT (R)

(c) 2005 COLUMBIA MANAGEMENT DISTRIBUTORS, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 WWW.COLUMBIAFUNDS.COM

                                               SHC-42/9037O-0805 (10/05) 05/7959

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

                            2005                           2004
                           $28,500                        $27,200

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Note that fiscal year 2004 includes the review of a non-routine regulatory filing.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

                            2005                           2004
                           $4,100                         $3,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant's anti-money laundering program.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

                            2005                           2004
                           $4,300                         $2,300

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2005 also includes the review of calculations of required shareholder distributions.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

                           2005                           2004
                            $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and
     o    Actual billed and projected fees, and
     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2005 and August 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended August 31, 2005 and August 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended August 31, 2005 and August 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended August 31, 2005 and August 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended August 31, 2005 and August 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Columbia Strategic Investor Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)            /s/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 27, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)            /s/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 27, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)            /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                October 27, 2005
    ----------------------------------------------------------------------------